AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 2002
                                                               File No. 33-45671
                                                               File No. 811-6557

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                              [ ]
                          POST-EFFECTIVE AMENDMENT NO. 43                   [X]
                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                          [ ]
                              AMENDMENT NO. 45 [X]

                                STI CLASSIC FUNDS
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                               101 Federal Street
                           Boston, Massachusetts 02110
               --------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 342-5734
                                                           --------------

                                 James R. Foggo
                               C/o SEI Corporation
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   Copies to:
      Richard W. Grant, Esquire                     W. John McGuire
      Morgan, Lewis & Bockius LLP                   Morgan, Lewis & Bockius LLP
      1701 Market Street                            1111 Pennsylvania Avenue, NW
      Philadelphia, PA  19103                       Washington, DC  20004

    It is proposed that this filing become effective (check appropriate box):

                           [ ] Immediately upon filing pursuant to paragraph (b)
                           [X] On October 1, 2002  pursuant to paragraph (b)
                           [ ] 60 days after filing pursuant to paragraph (a)(1)
                           [ ] On [date]  pursuant to  paragraph  (a)(1)
                           [ ] 75 days after  filing  pursuant  to  paragraph
                               (a)(2)
                           [ ] On [date] pursuant to paragraph (a) of Rule 485.

[COMPASS GRAPHIC OMITTED]



                                                            100093/10-02

STI CLASSIC FUNDS-EQUITY FUNDS
TRUST SHARES

PROSPECTUS


     OCTOBER 1, 2002




     BALANCED FUND

     CAPITAL APPRECIATION FUND

     GROWTH AND INCOME FUND


     INFORMATION AND TECHNOLOGY FUND


     INTERNATIONAL EQUITY FUND

     INTERNATIONAL EQUITY INDEX FUND

     MID-CAP EQUITY FUND


     MID CAP VALUE EQUITY FUND


     SMALL CAP GROWTH STOCK FUND

     SMALL CAP VALUE EQUITY FUND

     TAX SENSITIVE GROWTH STOCK FUND

     VALUE INCOME STOCK FUND


     VANTAGE FUND


     INVESTMENT ADVISER
     TO THE FUNDS:

     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")



     STI Classic Funds



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
     ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Equity Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


 2    BALANCED FUND

 5    CAPITAL APPRECIATION FUND

 8    GROWTH AND INCOME FUND

10    INFORMATION AND TECHNOLOGY FUND

13    INTERNATIONAL EQUITY FUND

16    INTERNATIONAL EQUITY INDEX FUND

19    MID-CAP EQUITY FUND


22    MID CAP VALUE EQUITY FUND


24    SMALL CAP GROWTH STOCK FUND

26    SMALL CAP VALUE EQUITY FUND

29    TAX SENSITIVE GROWTH STOCK FUND


32    VALUE INCOME STOCK FUND


35    VANTAGE FUND


38    MORE INFORMATION ABOUT RISK

40    MORE INFORMATION ABOUT FUND INVESTMENTS

40    INVESTMENT ADVISER

41    PORTFOLIO MANAGERS

42    PURCHASING AND SELLING FUND SHARES

44    DIVIDENDS AND DISTRIBUTIONS

44    TAXES

45    FINANCIAL HIGHLIGHTS

BACK  HOW TO OBTAIN MORE INFORMATION ABOUT THE
COVER STI CLASSIC FUNDS


--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND EXCHANGING
FUND SHARES

--------------------------------------------------------------------------------


OCTOBER 1, 2002

                                                                   PROSPECTUS 1
--------------------------------------------------------------------------------
                                                           CUSIP/TICKER SYMBOLS
--------------------------------------------------------------------------------


FUND NAME                         CLASS         INCEPTION*       TICKER     CUSIP
--------------------------------------------------------------------------------
EQUITY FUNDS
Balanced                          Trust           1/3/94         SBATX    784766735
Capital Appreciation              Trust           7/1/92         STCAX    784766867
Growth and Income                 Trust          9/26/92         CRVAX    784766198
Information & Technology          Trust          9/30/99         STECX    784767840
International Equity              Trust          1/31/95         STITX    784766388
International Equity Index        Trust           6/6/94         SIEIX    784766594
Mid-Cap Equity                    Trust           2/2/94         SAGTX    784766750
Mid Cap Value Equity              Trust         11/30/01         SMVTX    784767725
Small Cap Growth Stock            Trust          10/8/98         SSCTX    784766263
Small Cap Value Equity            Trust          8/31/94         SCETX    784766370
Tax Sensitive Growth Stock        Trust         12/31/95         STTAX    784766230
Value Income Stock                Trust         10/31/89         STVTX    784766834
Vantage                           Trust         11/29/01         STVNX    784767675

--------------------------------------------------------------------------------
* THE INCEPTION DATE REFLECTS THE BEGINNING OF THE CLASS'S PERFORMANCE HISTORY, WHICH MAY INCLUDE THE PERFORMANCE OF OTHER CLASSES OF THE FUND AND/OR PREDECESSORS OF THE FUND. FOR FURTHER INFORMATION, SEE "PERFORMANCE INFORMATION."


--------------------------------------------------------------------------------
                                    RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS
--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOAL                                     Capital appreciation and current income
------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS
   PRIMARY                                          U.S. common stocks
   SECONDARY                                        Bonds
------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Moderate
------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Attempts to identify companies with a history of earnings
                                                    growth and bonds with minimal risk
------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                                    Investors who want income from their investment, as well as an increase in its value
------------------------------------------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS
                                      FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



                                [GRAPHIC OMITTED]
                          Plot points are as follows:

                        1995                      25.51%
                        1996                      12.13%
                        1997                      21.14%
                        1998                      19.55%
                        1999                       4.66%
                        2000                       4.79%
                        2001                       0.23%

                  BEST QUARTER                   WORST QUARTER
                     12.57%                         -5.89%
                   (12/31/98)                      (9/30/01)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -6.64%.

                                                                   PROSPECTUS 3
--------------------------------------------------------------------------------
                                                                  BALANCED FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF A HYBRID 60/40 BLEND OF THE S&P 500(R) INDEX AND THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


TRUST SHARES                     1 YEAR       5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                      0.23%         9.75%          10.00%
--------------------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions                 -1.07%         7.37%           7.55%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions
and Sale of
Fund Shares                       0.61%         6.95%           7.12%
--------------------------------------------------------------------------------
Hybrid 60/40 Blend
of the Following
Benchmarks                       -3.67%         9.79%          11.35%
--------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction
for fees, expenses
or taxes)                       -11.88%        10.70%          13.98%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit
Index (reflects no
deduction for fees,
expenses or taxes)                8.51%         7.36%           6.77%
--------------------------------------------------------------------------------


* SINCE INCEPTION OF THE TRUST SHARES ON JANUARY 3, 1994. BENCHMARK RETURNS SINCE DECEMBER 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade
(BBB) or higher, with maturities of at least 1 year.

4 PROSPECTUS
--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                  TRUST SHARES
Investment Advisory Fees                                          0.95%
Other Expenses                                                    0.10%
                                                                  ------
Total Annual Fund Operating Expenses                              1.05%*



* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                     Balanced Fund - Trust Shares    1.02%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR           3 YEARS            5 YEARS          10 YEARS
    $107              $334               $579             $1,283



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 5
--------------------------------------------------------------------------------
                                                      CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOAL                                     Capital appreciation
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                                    U.S. common stocks
---------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Moderate
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Attempts to identify companies with above average growth potential
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                                    Investors who want the value of their investment to grow, but do not need to receive income on their investment
---------------------------------------------------------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks, but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



[BULLS EYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



                                [GRAPHIC OMITTED]
                          Plot points are as follows:
                        1993                       9.89%
                        1994                      -7.41%
                        1995                      31.15%
                        1996                      20.31%
                        1997                      31.13%
                        1998                      28.06%
                        1999                       9.71%
                        2000                       1.62%
                        2001                      -6.49%


               BEST QUARTER                   WORST QUARTER
                  22.93%                         -14.98%
                (12/31/98)                      (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -13.00%.

6 PROSPECTUS
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


TRUST SHARES                     1 YEAR       5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                     -6.49%        11.85%          12.91%
--------------------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions                 -7.62%         8.46%           9.69%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions
and Sale of
Fund Shares                      -2.83%         8.72%           9.56%
--------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction
for fees, expenses
or taxes)                       -11.88%        10.70%          13.73%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON JULY 1, 1992.
  BENCHMARK RETURNS SINCE JUNE 30, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

                                                                   PROSPECTUS 7
--------------------------------------------------------------------------------
                                                      CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.09%
                                                                   ------
Total Annual Fund Operating Expenses                               1.24%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

               Capital Appreciation Fund - Trust Shares    1.22%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



    1 YEAR           3 YEARS            5 YEARS          10 YEARS
     $126              $393               $681             $1,500




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

8 PROSPECTUS
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOALS
  PRIMARY                                   Long-term capital appreciation
  SECONDARY                                 Current income
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Equity securities
-------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify securities of companies with market capitalizations of at least $1 billion with attractive valuation and/or above average earnings potential relative either to their sectors or the market as a whole
--------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for capital appreciation potential and some income with less volatility than the equity market as a whole
-------------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]INVESTMENT STRATEGY


The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts
(ADRs) of foreign companies, all with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector.



[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.



[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



                                [GRAPHIC OMITTED]
                          Plot points are as follows:
                        1993                      10.20%
                        1994                      -0.81%
                        1995                      29.38%
                        1996                      19.06%
                        1997                      27.69%
                        1998                      18.20%
                        1999                      14.17%
                        2000                       1.43%
                        2001                      -6.60%


                  BEST QUARTER                   WORST QUARTER
                     17.38%                         -10.84%
                    (6/30/97)                      (9/30/01)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -8.67%.

                                                                   PROSPECTUS 9
--------------------------------------------------------------------------------
                                                         GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


TRUST SHARES                     1 YEAR       5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                     -6.60%        10.30%          12.32%
--------------------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions                 -6.81%         7.94%           9.67%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares              -4.03%         7.68%           9.16%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
Value Index (reflects
no deduction for fees,
expenses or taxes)              -11.71%         9.49%          13.46%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON SEPTEMBER 26, 1992. BENCHMARK RETURNS SINCE SEPTEMBER 30, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.



[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.90%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               0.99%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


    1 YEAR           3 YEARS            5 YEARS          10 YEARS
     $101             $315               $547             $1,213


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

10 PROSPECTUS
--------------------------------------------------------------------------------
INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOAL                                     Long-term capital growth
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                                    Common stocks of companies benefiting from information and technology
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Very high
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Attempts to identify companies benefiting from technology and information to achieve above average growth
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                                    Aggressive investors with long-term investment goals who are willing to accept significant volatility for the possibility of higher returns
-----------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Information and Technology Fund invests at least 80% of its net assets in common stocks of U.S. companies that are expected to benefit substantially from information and technology and achieve above average growth. The Fund believes that information-oriented companies and technology-oriented companies offer the potential for significant long-term growth. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging information-related or technology-related market. The second segment consists of established technology companies that provide the infrastructure to support the transfer of information. The third segment includes established, non-tech corporations from multiple industries that are harnessing the power of information to drive company growth. In selecting investments for the Fund, the Adviser uses a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.




[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the- counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations which are significantly higher than average. As a result, the Fund's net asset value (NAV) may be more volatile than other, broadly diversified equity funds.

                                                                  PROSPECTUS 11
--------------------------------------------------------------------------------
                                                INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



                                [GRAPHIC OMITTED]
                          Plot points are as follows:
                        2000                     -16.75%
                        2001                     -26.65%


                  BEST QUARTER                   WORST QUARTER
                     27.45%                         -32.91%
                   (12/31/01)                      (9/30/01)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -37.17%.




THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE GOLDMAN SACHS E-COMMERCE INDEX, BUT THE ADVISER BELIEVES THAT THE GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX MORE ACCURATELY REFLECTS THE INCLUSION OF COMPANIES THAT ARE NOT FOCUSED ON ACHIEVING GROWTH THROUGH E-COMMERCE INITIATIVES.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.






TRUST SHARES                            1 YEAR        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns Before Taxes               -26.65%            2.97%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions                  -26.65%            2.97%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares                     -16.23%            2.38%
--------------------------------------------------------------------------------
Goldman Sachs Technology
Composite Index (reflects
no deduction for fees,
expenses or taxes)                      -28.56%          -18.53%
--------------------------------------------------------------------------------
Lipper Science &
Technology Funds
Average (reflects no
deduction for taxes)                    -36.74%          -15.99%
--------------------------------------------------------------------------------
Goldman Sachs
E-Commerce Index
(reflects no deduction
for fees, expenses or taxes)            -33.35%          -19.99%
--------------------------------------------------------------------------------


* SINCE INCEPTION OF THE TRUST SHARES ON SEPTEMBER 30, 1999.




--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected technology funds. The Lipper Science and Technology Funds Average is an average of funds that invest 65% of their equity portfolio in science and technology stocks. The number of funds in the Average varies. Developed jointly by the Goldman Sachs E-Commerce research team and Goldman Sachs Index Services, the Goldman Sachs E-Commerce Index is built from a universe of 39 stocks. To be included in the index, firms must generate a majority of their revenues online, operate as virtual companies outside the traditional "bricks and mortar" framework or be key e-commerce infrastructure providers.

12 PROSPECTUS
--------------------------------------------------------------------------------
INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.10%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               1.19%




--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


    1 YEAR           3 YEARS            5 YEARS          10 YEARS
     $121              $378               $654             $1,443




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                  PROSPECTUS 13
--------------------------------------------------------------------------------
                                                      INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                                     Long-term capital appreciation
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                                    Foreign common stocks
--------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              High
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Attempts to identify companies with good fundamentals or a history of consistent growth
--------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                                    Investors who want an increase in the value of their investment without regard to income, are willing to accept the increased risks of international investing for the possibility of higher returns, and want exposure to a diversified portfolio of international stocks
--------------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The International Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how

14 PROSPECTUS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 1, 1995. Performance prior to December 1, 1995 is that of the Adviser's similarly managed collective investment fund, which began operations on January 31, 1995. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



                                [GRAPHIC OMITTED]
                          Plot points are as follows:
                        1996                      22.08%
                        1997                      13.35%
                        1998                      11.22%
                        1999                       9.47%
                        2000                      -3.46%
                        2001                     -17.71%


                  BEST QUARTER                   WORST QUARTER
                     16.88%                         -18.28%
                   (12/31/98)                      (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -1.43%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                  SINCE         SINCE
                                                INCEPTION     INCEPTION
                                                  AS A         OF THE
                                               REGISTERED    COLLECTIVE
                                                 MUTUAL      INVESTMENT
TRUST SHARES            1 YEAR     5 YEARS        FUND*        FUND**
--------------------------------------------------------------------------------
Fund Returns
Before Taxes           -17.71%      1.86%        5.57%         9.32%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions          -17.71%     -0.39%        3.47%          N/A+
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund
Shares                 -10.79%      1.00%        4.05%          N/A+
--------------------------------------------------------------------------------
MSCI EAFE
Index (reflects
no deduction
for fees,
expenses
or taxes)              -21.44%      0.89%        2.38%         3.66%
--------------------------------------------------------------------------------


* FUND RETURNS SINCE INCEPTION OF THE TRUST SHARES ON DECEMBER 1, 1995, WHEN THE FUND BEGAN OPERATING AS A REGISTERED MUTUAL FUND. BENCHMARK RETURN SINCE NOVEMBER 30, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

** SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON JANUARY 31, 1995.

+ IT IS NOT POSSIBLE TO REFLECT THE IMPACT OF TAXES ON THE COLLECTIVE INVESTMENT FUND'S PERFORMANCE.



--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country.

                                                                  PROSPECTUS 15
--------------------------------------------------------------------------------
                                                      INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                  TRUST SHARES
Investment Advisory Fees                                          1.25%
Other Expenses                                                    0.23%
                                                                  -----
Total Annual Fund Operating Expenses                              1.48%




--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


    1 YEAR           3 YEARS            5 YEARS          10 YEARS
     $151              $468               $808            $1,768




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

16 PROSPECTUS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY



INVESTMENT GOAL                                     Investment results that correspond to the performance of the
                                                    MSCI EAFE-GDP Weighted Index
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                                    Foreign equity securities in the MSCI EAFE-GDP Weighted Index
----------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              High
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Statistical analysis to track the Index
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                                    Aggressive investors who want exposure to foreign markets and are willing to accept the increased risks of foreign investing for the possibility of higher returns
----------------------------------------------------------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The International Equity Index Fund invests at least 80% of its net assets in equity securities of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI EAFE-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of securities within the Index using a statistical process. So, the Fund will not hold all securities included in the Index.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency.


As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


                                [GRAPHIC OMITTED]
                           Plot points are as follows:
                        1995                      10.73%
                        1996                       6.04%
                        1997                       8.99%
                        1998                      30.02%
                        1999                      30.66%
                        2000                     -17.06%
                        2001                     -23.47%


                  BEST QUARTER                   WORST QUARTER
                     21.26%                         -15.46%
                   (12/31/98)                      (9/30/01)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -0.63%.

                                                                  PROSPECTUS 17
--------------------------------------------------------------------------------
                                                INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MORGAN STANLEY CAPITAL, INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST - GROSS DOMESTIC PRODUCT (MSCI EAFE-GDP) WEIGHTED INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                     1 YEAR        5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                    -23.47%         3.28%           4.00%
--------------------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions                -23.44%         2.07%           2.92%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares             -14.17%         2.69%           3.17%
--------------------------------------------------------------------------------
MSCI EAFE-GDP
Weighted Index
(reflects no
deduction for fees,
expenses or taxes)              -23.26%         1.63%           2.91%
--------------------------------------------------------------------------------

*  SINCE INCEPTION OF THE TRUST SHARES ON JUNE 6, 1994.
   BENCHMARK RETURNS SINCE MAY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE-GDP Weighted Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.

18 PROSPECTUS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.90%
Other Expenses                                                     0.22%
                                                                   -----
Total Annual Fund Operating Expenses                               1.12%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

            International Equity Index Fund - Trust Shares    1.04%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


    1 YEAR           3 YEARS            5 YEARS          10 YEARS
     $114              $356               $617            $1,363




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                  PROSPECTUS 19
--------------------------------------------------------------------------------
                                                            MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOAL                                     Capital appreciation
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                                    U.S. mid-cap common stocks
----------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Moderate to high
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Attempts to identify companies with above average growth potential at an attractive price
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                                    Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns
----------------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies that have small- to mid-sized market capitalizations (I.E., companies with market capitalizations of $500 million to $10 billion or companies in the S&P Mid Cap 400(R) Index). In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average growth potential at attractive prices. The Adviser evaluates companies based on their industry sectors and the market in general. The Fund maintains holdings in the industries that appear to perform best during a given business cycle. The Adviser analyzes companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. The Adviser does not consider current income in selecting investments for the Fund.



[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole.


The small- to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


                                [GRAPHIC OMITTED]
                          Plot points are as follows:
                        1995                      31.22%
                        1996                      15.42%
                        1997                      21.23%
                        1998                       6.48%
                        1999                      16.14%
                        2000                      -2.97%
                        2001                       2.38%



                  BEST QUARTER                   WORST QUARTER
                     24.73%                         -19.96%
                   (12/31/98)                      (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -18.14%.

20 PROSPECTUS
--------------------------------------------------------------------------------
MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P MID CAP 400(R) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                   1 YEAR       5 YEARS   SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                      2.38%         8.29%          10.60%
--------------------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions                  2.38%         5.12%           7.67%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares               1.45%         5.56%           7.58%
--------------------------------------------------------------------------------
S&P Mid Cap
400(R) Index (reflects
no deduction for
fees, expenses
or taxes)                        -0.61%        16.11%          15.38%
--------------------------------------------------------------------------------

*  SINCE INCEPTION OF THE TRUST SHARES ON FEBRUARY 2, 1994.
   BENCHMARK RETURNS SINCE JANUARY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Mid Cap 400(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.

                                                                  PROSPECTUS 21
--------------------------------------------------------------------------------
                                                            MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.09%
                                                                   ------
Total Annual Fund Operating Expenses                               1.24%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                  Mid-Cap Equity Fund - Trust Shares    1.22%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


    1 YEAR           3 YEARS            5 YEARS          10 YEARS
     $126              $393               $681            $1,500




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

22 PROSPECTUS
--------------------------------------------------------------------------------
MID CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOALS
  PRIMARY                                           Capital appreciation
  SECONDARY                                         Current income
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                                    U.S. mid-cap equity securities
-----------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Moderate
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Attempts to identify undervalued mid-cap securities
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                                    Investors who primarily want the value of their investment to grow, but want to receive some income from their investment
-----------------------------------------------------------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Mid Cap Value Equity Fund invests at least 80% of its net assets in equity securities of U.S. mid-sized companies with market capitalizations between approximately $1 billion and $12 billion. In selecting investments for the Fund, the Adviser chooses common stocks that it believes are undervalued in the market. The Adviser may sell a security when it achieves a designated target price, a company's growth prospects change, or the opportunity for a better investment arises.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap equity securities may underperform other segments of the equity market or the equity market as a whole.

The mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these smaller companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The Mid Cap Value Equity Fund commenced operations on November 30, 2001, and therefore does not have a performance history for a full calendar year.

                                                                 PROSPECTUS  23
--------------------------------------------------------------------------------
                                                      MID CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.25%
Other Expenses                                                     0.12%
                                                                   ------
Total Annual Fund Operating Expenses                               1.37%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER INTENDS TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

               Mid Cap Value Equity Fund - Trust Shares    1.27%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                           1 YEAR             3 YEARS
                            $139                $434



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

24 PROSPECTUS
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOAL                                     Long-term capital appreciation
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                                    U.S. small cap common stocks of growth companies
--------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              High
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Identifies small cap companies with above average growth potential
--------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                                    Investors who want the value of their investment to grow, but do not need current income
--------------------------------------------------------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Small Cap Growth Stock Fund invests at least 80% of its net assets in small U.S. companies with market capitalizations between $50 million and $3 billion in size. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and the potential for capital gains tax liabilities.



[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



                               [GRAPHIC OMITTED]
                          Plot points are as follows:
                        1999                      20.55%
                        2000                      11.76%
                        2001                      -0.82%

                  BEST QUARTER                   WORST QUARTER
                     23.93%                         -22.83%
                   (12/31/01)                      (9/30/01)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -9.21%.

                                                                  PROSPECTUS 25
--------------------------------------------------------------------------------
                                                    SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P SMALL CAP 600(R) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


TRUST SHARES                              1 YEAR      SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns Before Taxes                -0.82%           23.08%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions                   -0.90%           22.16%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                           -0.42%           18.99%
--------------------------------------------------------------------------------
S&P Small Cap 600(R) Index
(reflects no deduction for
fees, expenses or taxes)                  6.54%           14.99%
--------------------------------------------------------------------------------


*  SINCE INCEPTION OF THE TRUST SHARES ON OCTOBER 8, 1998.
   BENCHMARK RETURNS SINCE SEPTEMBER 30, 1998 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Small Cap 600(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               1.25%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR           3 YEARS            5 YEARS          10 YEARS
     $127              $397               $686            $1,511


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

26 PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                        Capital appreciation
  SECONDARY                      Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. small cap equity securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify undervalued small cap
                                 securities
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who primarily want the value of their
                                 investment to grow, but want to receive some
                                 income from their investment
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Small Cap Value Equity Fund invests at least 80% of its net assets in equity securities of small-sized U.S. companies (I.E., companies with market capitalizations under $2 billion). In selecting investments for the Fund, the Adviser chooses equity securities of small sized companies that it believes are undervalued in the market.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLS EYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on January 31, 1997. Performance prior to January 31, 1997 is that of the Adviser's similarly managed collective investment fund, which began operations on August 31, 1994. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]
1995                  30.99%
1996                  34.25%
1997                  32.59%
1998                 -13.45%
1999                  -2.72%
2000                  17.96%
2001                  21.21%

            BEST QUARTER              WORST QUARTER
               19.82%                    -21.99%
              (6/30/99)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 7.72%.

                                                                   PROSPECTUS 27

--------------------------------------------------------------------------------
                                                     SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE RUSSELL 2000 VALUE INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 SINCE        SINCE
                                               INCEPTION    INCEPTION
                                                  AS A        OF THE
                                               REGISTERED   COLLECTIVE
                                                 MUTUAL     INVESTMENT
TRUST SHARES               1 YEAR    5 YEARS      FUND*       FUND**
--------------------------------------------------------------------------------
Fund Returns
Before Taxes               21.21%     9.80%       9.44%       15.23%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions              20.69%      N/A+       7.98%         N/A+
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions
and Sale of
Fund Shares                12.88%      N/A+       6.94%         N/A+
--------------------------------------------------------------------------------
Russell 2000
Value Index
(reflects no
deduction for
fees, expenses
or taxes)                  14.02%    11.21%      11.06%       13.26%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JANUARY 31, 1997, WHEN THE FUND BEGAN OPERATING AS A REGISTERED MUTUAL FUND.
** SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON AUGUST 31, 1994.
+ IT IS NOT POSSIBLE TO REFLECT THE IMPACT OF TAXES ON THE COLLECTIVE INVESTMENT FUND'S PERFORMANCE.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000 Index with lower growth rates and price-to-book ratios.

28 PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                TRUST SHARES

Investment Advisory Fees                                        1.15%
Other Expenses                                                  0.10%
                                                                -----
Total Annual Fund Operating Expenses                            1.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $127           $397            $686          $1,511

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 29

--------------------------------------------------------------------------------
                                                 TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                  Long-term capital growth with nominal dividend
                                 income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. common stocks of growth companies
-------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies that have above
                                 average growth potential and uses a low
                                 portfolio turnover strategy to reduce capital
                                 gains distributions
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who want to increase the value of
                                 their investment while minimizing taxable
                                 capital gains distributions
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Tax Sensitive Growth Stock Fund invests primarily in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies.

The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be trades over-the-counter or listed on an exchange.

[BULLS EYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 11, 1998. Performance prior to December 11, 1998 is that of the Adviser's similarly managed collective investment fund, which began operations on December 31, 1995. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]
1996                  21.04%
1997                  28.76%
1998                  31.73%
1999                  24.74%
2000                 -12.15%
2001                 -18.21%

            BEST QUARTER              WORST QUARTER
               27.74%                    -16.18%
             (12/31/98)                 (3/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -11.46%.

30 PROSPECTUS

--------------------------------------------------------------------------------
TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF S&P 500(R) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 SINCE        SINCE
                                               INCEPTION    INCEPTION
                                                 AS A         OF THE
                                               REGISTERED  COLLECTIVE
                                                 MUTUAL    INVESTMENT
TRUST SHARES               1 YEAR   5 YEARS       FUND*       FUND**
--------------------------------------------------------------------------------
Fund Returns
Before Taxes              -18.21%     8.74%      -1.28%       10.70%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions             -18.21%      N/A+      -1.29%         N/A+
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund
Shares                    -11.09%      N/A+      -1.02%         N/A+
--------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no
deduction for
fees, expenses
or taxes)                 -11.88%    10.70%       0.81%       12.65%
--------------------------------------------------------------------------------
* FUND RETURNS SINCE INCEPTION OF THE TRUST SHARES ON DECEMBER 11, 1998, WHEN THE FUND BEGAN OPERATING AS A REGISTERED MUTUAL FUND. BENCHMARK RETURNS SINCE NOVEMBER 30, 1998 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).
** SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON DECEMBER 31, 1995.
+ IT IS NOT POSSIBLE TO REFLECT THE IMPACT OF TAXES ON THE COLLECTIVE INVESTMENT FUND'S PERFORMANCE.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

                                                                   PROSPECTUS 31

--------------------------------------------------------------------------------
                                                 TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                TRUST SHARES

Investment Advisory Fees                                        1.15%
Other Expenses                                                  0.09%
                                                                -----
Total Annual Fund Operating Expenses                            1.24%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your share at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $126           $393            $681          $1,500


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

32 PROSPECTUS

--------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                        Current income
  SECONDARY                      Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify high dividend-paying,
                                 undervalued stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who are looking for current income
                                 and capital appreciation with less volatility
                                 than the average stock fund
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $5 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

[BULLS EYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on February 12, 1993. Performance prior to February 12, 1993 is that of the Adviser's similarly managed collective investment fund, which began operations on October 31, 1989. The collective fund's performance has been adjusted to reflect the current fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

THE BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]
1992                  20.05%
1993                  11.14%
1994                   3.54%
1995                  35.93%
1996                  19.46%
1997                  27.08%
1998                  10.58%
1999                  -2.93%
2000                  10.85%
2001                  -0.95%

            BEST QUARTER              WORST QUARTER
               15.35%                    -12.14%
              (6/30/99)                 (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -4.36%.

                                                                   PROSPECTUS 33

--------------------------------------------------------------------------------
                                                         VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                       SINCE
                                                  INCEPTION AS A
                                                     REGISTERED
TRUST SHARES     1 YEAR    5 YEARS    10 YEARS      MUTUAL FUND*
--------------------------------------------------------------------
Fund Returns
Before Taxes        -0.95%     8.41%     12.88%        12.29%
--------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions    -1.45%     4.90%    N/A+            8.30%
--------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions
and Sale of
Fund Shares         -0.60%     5.35%    N/A+            8.27%
--------------------------------------------------------------------
S&P 500(R)/BARRA
Value Index
(reflects no
deduction for
fees, expenses
or taxes)          -11.71%     9.49%     13.10%        13.18%
--------------------------------------------------------------------------------
* FUND RETURNS SINCE INCEPTION OF THE TRUST SHARES ON FEBRUARY 12, 1993, WHEN THE FUND BEGAN OPERATING AS A REGISTERED MUTUAL FUND. BENCHMARK RETURN SINCE JANUARY 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).
+ IT IS NOT POSSIBLE TO REFLECT THE IMPACT OF TAXES ON THE COLLECTIVE INVESTMENT
  FUND'S PERFORMANCE.

                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

34 PROSPECTUS
--------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                              TRUST SHARES

Investment Advisory Fees                                      0.80%
Other Expenses                                                0.10%
                                                              -----
Total Annual Fund Operating Expenses                          0.90%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $92             $287            $498          $1,108

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 35

--------------------------------------------------------------------------------
                                                                    VANTAGE FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS

  PRIMARY                        Long-term capital appreciation
  SECONDARY                      Hedge against periodic declines in equity
                                 markets
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify undervalued and overvalued
                                 stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Aggressive investors with long-term investment
                                 goals who are willing to accept significant
                                 volatility for the possibility of higher
                                 returns
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Vantage Fund establishes long and short positions primarily in common stocks of U.S. companies. Using fundamental analysis, the Adviser buys stocks "long" that it believes will perform better than their peers, and sells stocks "short" that it believes will underperform their peers. A long position is established when the Adviser purchases a stock outright, and a short position is established when the Adviser sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from declines in securities prices. The Adviser may also seek to enhance returns by purchasing securities with borrowed money. This investment technique, known as "leveraging," increases investment risk, but also increases investment opportunity. The Fund may borrow up to 33.33% of its assets (including the amount borrowed). From time to time, the Adviser may take defensive positions in cash or short-term debt securities. There may be several times per year when the Fund places more than 25% of its assets in cash or short-term debt securities. The Fund would initiate such defensive positions when the Adviser is concerned that short-term market volatility is unusually high or while the Adviser is reviewing and assessing the financial consequences of significant economic events. At such times, the Fund may not achieve its investment objective.

The Adviser seeks to identify long and short opportunities by utilizing both "bottom-up" and "top-down" fundamental analysis methodologies. "Bottom-up" analysis is employed to evaluate the competitive advantages and market sustainability of individual companies. "Top-down" analysis is used to assess the relative attractiveness of investment opportunities within the context of industry, macro-economic and financial market trends. Using top-down analysis, the Adviser frequently increases and decreases the amount of long and short positions allocated to various market sectors, such as technology, financial services, capital goods, energy, utilities, consumer cyclicals, transportation and consumer staples. This strategy of adjusting sector weightings, also known as "sector rotation," is employed when industry or macro-economic changes cause the investment outlook of a particular sector to improve or worsen relative to other sectors. If the Adviser believes, for example, that economic growth is accelerating rapidly, then it may increase the Fund's long positions in economically sensitive stocks, such as consumer cyclicals. To execute its sector rotation strategy efficiently, the Adviser may establish long or short positions in securities that represent indexes or other groups of stocks, such as exchange traded funds. For a complete list of investment techniques that may be employed by the fund, please see the Statement of Additional Information.

The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund will buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it establishes long and short positions in common stocks, the Fund is subject to the risk that stock prices will rise and fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report unexpected results or be affected considerably by industry and/or economic trends and developments. The prices of

36 PROSPECTUS

--------------------------------------------------------------------------------
VANTAGE FUND
--------------------------------------------------------------------------------


stocks issued by such companies may change substantially in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Since the Fund engages in selling stocks short, the risk of price volatility may be greater in this fund than in long-only equity mutual funds. While the potential losses associated with long positions are typically limited to the original cost of the securities, the potential for losses associated with short positions is theoretically unlimited.

The Fund may engage in hedging transactions to reduce the risks of its investments in equity securities. However, hedging will not necessarily protect the Fund fully against anticipated risks. Moreover, hedging transactions involve costs and risks of their own. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.

The practice of sector rotation will result in increased exposure to risks inherent in particular industries or sectors. Different industries and sectors may be more or less susceptible to changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends. Concentrations in sectors that produce unfavorable performance may cause the Fund to perform more unfavorably than a broadly diversified fund that has less exposure to those industries or sectors.

The small and medium capitalization companies in which the Fund invests may be more vulnerable to unexpected business or economic events than larger, more established companies. In particular, these small and medium companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

[BULLS EYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The Vantage Fund commenced operations on November 29, 2001, and therefore does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 37

--------------------------------------------------------------------------------
                                                                    VANTAGE FUND
--------------------------------------------------------------------------------


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            1.60%
Other Expenses                                                      0.53%
Total Annual Fund Operating Expenses                                2.13%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER INTENDS TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:
                        Vantage Fund - Trust Shares 2.03%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR          3 YEARS
                   $216            $667

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

38 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[LIFE PRESERVER GRAPHIC OMITTED] MORE INFORMATION ABOUT RISK

EQUITY RISK
ALL FUNDS

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK
BALANCED FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

   CREDIT RISK
   BALANCED FUND

   The possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISKS
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


HEDGING RISK
VANTAGE FUND

Hedging is a strategy designed to offset investment risks. The Vantage Fund's hedging activities are primarily short sales, but may also include among other things, forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

                                                                   PROSPECTUS 39

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------


o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING RISK
VANTAGE FUND

Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o A fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by a fund and the prices of futures and options on futures.

o Although the funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out their futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:


   DERIVATIVES RISK
   VANTAGE FUND

   The Fund may use derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

   SHORT SALES
   VANTAGE FUND

   Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Potential losses associated with a short sale are theoretically unlimited, since prices of the stocks being sold short have unlimited appreciation potential.

TRACKING ERROR RISK
INTERNATIONAL EQUITY INDEX FUND

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

40 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objective. The Small Cap Value Equity Fund also may invest in investment grade fixed income securities and mid- to large-cap common stocks that would not ordinarily be consistent with the Fund's objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

   BALANCED FUND                             0.92%
   CAPITAL APPRECIATION FUND                 1.13%
   GROWTH AND INCOME FUND                    0.90%
   INFORMATION AND TECHNOLOGY FUND           1.10%
   INTERNATIONAL EQUITY FUND                 1.25%
   INTERNATIONAL EQUITY INDEX FUND           0.82%
   MID-CAP EQUITY FUND                       1.13%
   MID CAP VALUE EQUITY FUND                 1.15%
   SMALL CAP GROWTH STOCK FUND               1.15%
   SMALL CAP VALUE EQUITY FUND               1.15%
   TAX SENSITIVE GROWTH STOCK FUND           1.15%
   VALUE INCOME STOCK FUND                   0.80%
   VANTAGE FUND                              1.50%

The Adviser may use its affiliates as brokers for Fund transactions.

Prior to January 1, 2000, STI Capital Management, N.A. (STI), a subsidiary of SunTrust Banks, Inc. served as the investment adviser to the Balanced Fund, Capital Appreciation Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital

                                                                  PROSPECTUS  41

--------------------------------------------------------------------------------
                                                              PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Management, Inc. As a result, Trusco now serves as the investment adviser to each STI Classic Fund.

PORTFOLIO MANAGERS


The Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. Earl L. Denney, CFA, and Mr. Dave E. West, CFA. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. West co-manage the fixed-income portion of the Fund. Mr. Rhodes has also managed the Capital Appreciation Fund since June 2000. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 29 years of investment experience. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco after serving as Managing Director of STI since 1983. Mr. Denney has more than 23 years of investment experience. In January 2000, Mr. West was named Managing Director of SunTrust Bank, and is now a Managing Director of Trusco after working at STI since 1985. Mr. West has more than 16 years of investment experience.

Mr. Alan S. Kelley serves as the Lead Portfolio Manager of the Information and Technology Fund. He has served as Vice President of Trusco and has managed the Fund since it began operating in September 1999. He has also managed the Vantage Fund since it began operating in November 2001. Prior to joining Trusco, Mr. Kelley served as a Portfolio Manager with SunTrust Bank, Atlanta from 1995 to 1999. He has more than 8 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in September 1992. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999 and Managing Director in July 2000. Mr. Markunas has more than 19 years of investment experience.

The International Equity Index Fund is managed by Mr. Chad Deakins, CFA. Mr. Deakins serves as a Vice President of Trusco and has worked there since 1996. He has managed the International Equity Index Fund since February 1999. Mr. Deakins has also managed the International Equity Fund since May 2000. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 8 years of investment experience.

Mr. John Hamlin has served as a Vice President of Trusco since July 2000, after serving as a Portfolio Manager of STI since March 1999. He has managed the Mid-Cap Equity Fund since April 1999. Prior to joining STI, Mr. Hamlin served as Portfolio Manager at Phoenix Investment Counsel, Inc. from 1992 to 1999. He has more than 13 years of investment experience.

The Mid Cap Value Equity Fund has been team managed since November 2001 by Mr. Mills Riddick, CFA, Mr. Dan Lewis, MBA, Mr. Brett Barner, CFA and Mr. Don Wordell, MBA. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as Managing Director of STI Capital Management, N.A. (STI), a subsidiary of SunTrust Banks, Inc. since 1994. Mr. Riddick has more than 20 years of investment experience. Mr. Lewis has served as a Portfolio Manager of Trusco since July 2000, after serving as a Portfolio Manager for STI since 1993. He has more than 10 years of investment experience. Mr. Barner has served as Vice President of Trusco since July 2000, after serving as a Managing Director of STI since 1994. Mr. Barner has more than 18 years of investment experience. Mr. Wordell has served as a Portfolio Manager since joining Trusco in 1996. He is a member of the Association for Investment Management & Research (AIMR) and the Orlando Society of Financial Analysts and has more than 6 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 15 years of investment experience.

Mr. Brett Barner, CFA, has served as a Vice President of Trusco since July 2000, after serving as a Managing

42 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


Director of STI since 1994. He has managed the Small Cap Value Equity Fund since it began operating in January 1997. He has more than 18 years of investment experience.

Mr. Jonathan Mote, CFA, CFP, has served as a Portfolio Manager of Trusco since August 1998. He has managed the Tax Sensitive Growth Stock Fund since it began operating in December 1998. Prior to joining Trusco, Mr. Mote served as a Portfolio Manager with SunTrust Banks. He has more than 17 years of investment experience.

The Value Income Stock Fund is managed by Mr. Mills Riddick, CFA. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Value Income Stock Fund since April 1995. Mr. Riddick has more than 20 years of investment experience.

[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions and potentially through the Investor's Advantage Account (an asset allocation account available through SunTrust Securities, Inc.). Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot purchase or sell Fund shares.

                                                                  PROSPECTUS  43

--------------------------------------------------------------------------------
PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


MINIMUM PURCHASES

To purchase Trust Shares of the Vantage Fund for the first time, you must invest at least $25,000 in the Fund. The Vantage Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS


Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting the Adviser's investment strategy and by increasing Fund expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

o Request a substantial exchange out of any Fund within two weeks of a prior substantive exchange request out of any Fund; or

o Request a substantial exchange out of any Fund more than twice during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held on

44 PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


an omnibus arrangement. Dealers who purchase Trust shares on behelf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, all Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

QUARTERLY
--------------------------------------------------------------------------------
BALANCED FUND
CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
INFORMATION AND TECHNOLOGY FUND
MID-CAP EQUITY FUND
MID CAP VALUE EQUITY FUND
SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND
VANTAGE FUND

ANNUALLY
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF A DIFFERENT STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The International Equity Fund and International Equity Index Fund may be able to pass along a tax credit for foreign income taxes they pay. In such event, each Fund will provide you with the information necessary to reflect such foreign taxes on your federal income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                  PROSPECTUS  45

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.

For the Periods Ended May 31, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

                                                   NET REALIZED
                           NET ASSET       NET           AND     DISTRIBUTIONS
                              VALUE    INVESTMENT    UNREALIZED    FROM NET    DISTRIBUTIONS  NET ASSET                 NET ASSETS
                            BEGINNING    INCOME    GAINS (LOSSES) INVESTMENT   FROM REALIZED  VALUE END     TOTAL         END OF
                            OF PERIOD    (LOSS)    ON INVESTMENTS   INCOME     CAPITAL GAINS  OF PERIOD  RETURN (+)    PERIOD (000)
                          -----------  ----------- -------------- -----------  -------------  ---------  ----------    ------------
-------------
BALANCED FUND
-------------
  Trust Shares
    2002                     $13.18      $ 0.23       $(0.65)       $(0.24)       $(0.34)      $12.18      (3.29)%     $  241,604
    2001                      13.37        0.30         0.12         (0.31)        (0.30)       13.18       3.24          209,316
    2000                      13.26        0.32         0.33         (0.30)        (0.24)       13.37       5.02          223,634
    1999                      13.09        0.28         1.09         (0.28)        (0.92)       13.26      10.98          251,752
    1998                      11.94        0.31         2.19         (0.32)        (1.03)       13.09      22.15          188,465
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Trust Shares
    2002                     $13.89          --       $(1.53)           --        $(0.12)      $12.24     (11.06)%     $1,204,445
    2001                      17.12      $(0.05)       (0.38)           --         (2.80)       13.89      (3.74)       1,177,933
    2000                      16.62        0.02         1.40            --         (0.92)       17.12       8.98        1,296,927
    1999                      16.48        0.05         2.70        $(0.06)        (2.55)       16.62      17.83        1,966,842
    1998                      15.09        0.09         3.96         (0.09)        (2.57)       16.48      29.51        1,532,587
--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Trust Shares
    2002                     $15.05      $ 0.09       $(1.26)       $(0.08)           --       $13.80      (7.80)%     $  792,557
    2001                      15.53        0.07        (0.04)        (0.08)       $(0.43)       15.05       0.11          867,664
    2000                      16.09        0.11         0.55         (0.10)        (1.12)       15.53       4.11          885,109
    1999(1)                   15.10        0.04         1.97         (0.02)        (1.00)       16.09      14.24          634,279
  For the years ended November 30:
    1998                      16.55        0.09         1.64         (0.09)        (3.09)       15.10      13.64          577,042
    1997                      13.39        0.14         3.24         (0.15)        (0.07)       16.55      25.41          590,824
-------------------------------
INFORMATION AND TECHNOLOGY FUND
-------------------------------
  Trust Shares
    2002                     $13.34      $ 0.01       $(5.29)           --            --      $  8.06     (39.58)%     $   32,068
    2001                      15.87       (0.08)       (2.45)           --            --        13.34     (15.94)          87,045
    2000(2)                   10.00       (0.04)        5.91            --            --        15.87      58.70          106,425

                                                                            RATIO OF NET
                                           RATIO OF       RATIO OF           INVESTMENT
                                             NET         EXPENSES TO      INCOME (LOSS) TO
                             RATIO OF     INVESTMENT     AVERAGE NET         AVERAGE NET
                            EXPENSES TO  INCOME (LOSS) ASSETS (EXCLUDING  ASSETS (EXCLUDING    PORTFOLIO
                             AVERAGE      TO AVERAGE     WAIVERS AND         WAIVERS AND        TURNOVER
                            NET ASSETS    NET ASSETS    REIMBURSEMENTS)    REIMBURSEMENTS)       RATE
                            -----------  ------------- -----------------   --------------      ---------
-------------
BALANCED FUND
-------------
  Trust Shares
    2002                        1.02%         1.78%          1.05%              1.75%              95%
    2001                        1.01          2.24           1.05               2.20               99
    2000                        0.97          2.39           1.07               2.29              182
    1999                        0.97          2.19           1.06               2.10              179
    1998                        0.96          2.51           1.08               2.39              154
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Trust Shares
    2002                        1.22%        (0.54)%         1.24%             (0.56)%             75%
    2001                        1.21         (0.29)          1.24              (0.32)              75
    2000                        1.17          0.10           1.26               0.01              129
    1999                        1.17          0.29           1.26               0.20              147
    1998                        1.16          0.61           1.27               0.50              194
--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Trust Shares
    2002                        0.99%         0.63%          0.99%              0.63%              68%
    2001                        0.99          0.49           0.99               0.49               73
    2000                        1.01          0.76           1.01               0.76               53
    1999(1)                     1.14          0.49           1.43               0.20               31
  For the years ended November 30:
    1998                        1.03          0.63           1.21               0.45               71
    1997                        1.02          0.92           1.17               0.77              100
-------------------------------
INFORMATION AND TECHNOLOGY FUND
-------------------------------
  Trust Shares
    2002                        1.19%        (0.92)%         1.19%             (0.92)%          1,102%
    2001                        1.20         (0.45)          1.21              (0.46)             750
    2000(2)                     1.20         (0.54)          1.34              (0.68)             250

(+)  Returns are for the period indicated and have not been annualized.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(2) Trust shares were offered beginning on September 30, 1999. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or round to $0.

46  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Periods Ended May 31,


For a Share Outstanding Throughout the Periods

                                                 NET REALIZED
                        NET ASSET      NET            AND      DISTRIBUTIONS
                          VALUE     INVESTMENT     UNREALIZED    FROM NET    DISTRIBUTIONS  NET ASSET                 NET ASSETS
                        BEGINNING     INCOME     GAINS (LOSSES) INVESTMENT   FROM REALIZED  VALUE END     TOTAL         END OF
                        OF PERIOD     (LOSS)     ON INVESTMENTS   INCOME     CAPITAL GAINS  OF PERIOD  RETURN (+)    PERIOD (000)
                       -----------  -----------  -------------- -----------  -------------  ---------  ----------    ------------
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Trust Shares
    2002                  $10.19     $ 0.19         $(1.07)           --            --       $ 9.31      (8.64)%     $  252,991
    2001                   12.56         --          (1.22)       $(0.04)       $(1.11)       10.19     (10.79)         208,120
    2000                   12.97      (0.10)          1.42         (0.07)        (1.66)       12.56      10.58          299,100
    1999                   15.00         --          (1.14)        (0.05)        (0.84)       12.97      (7.43)         573,255
    1998                   13.63       0.04           2.69         (0.04)        (1.32)       15.00      21.87          628,870
-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
  Trust Shares
    2002                  $11.18     $ 0.04         $(1.43)       $(0.03)           --       $ 9.76     (12.43)%     $  287,944
    2001                   13.97       0.06          (2.69)        (0.07)       $(0.09)       11.18     (18.90)         236,862
    2000                   11.82       0.16           2.13         (0.03)        (0.11)       13.97      19.36          340,853
    1999                   13.31       0.09           0.85         (0.24)        (2.19)       11.82       7.87           74,616
    1998                   11.34       0.11           2.65         (0.11)        (0.68)       13.31      25.82           56,200
-------------------
MID-CAP EQUITY FUND
-------------------
  Trust Shares
    2002                  $10.95     $ 0.01(4)      $(1.17)(4)        --            --       $ 9.79     (10.59)%     $  171,813
    2001                   14.10      (0.03)         (0.61)           --        $(2.51)       10.95      (6.92)         156,111
    2000                   12.68      (0.04)          2.32            --         (0.86)       14.10      19.10          206,545
    1999                   13.79       0.01           0.07            --         (1.19)       12.68       1.61          254,055
    1998                   13.21         --           2.54            --         (1.96)       13.79      21.14          337,825
-------------------------
MID CAP VALUE EQUITY FUND
-------------------------
  Trust Shares
    2002(1)               $10.00     $ 0.02         $ 0.94        $(0.01)           --       $10.95      9.65%       $  174,859
---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Trust Shares
    2002                  $18.37         --         $(1.02)           --        $(0.07)      $17.28      (5.55)%     $  593,211
    2001                   18.30     $(0.18)          1.71            --         (1.46)       18.37       8.33          508,857
    2000                   14.55      (0.08)          4.02            --         (0.19)       18.30      27.24          431,478
    1999(2)                10.00      (0.05)          4.62            --         (0.02)       14.55      45.70          152,290
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Trust Shares
    2002                  $12.21     $ 0.08         $ 2.35        $(0.10)           --       $14.54      20.06%      $  614,199
    2001                    9.13       0.17           3.07         (0.16)           --        12.21      35.90          401,900
    2000                    9.70       0.13          (0.59)        (0.11)           --         9.13      (4.72)         212,074
    1999                   12.88       0.13          (2.57)        (0.13)       $(0.61)        9.70     (18.72)         301,984
    1998                   11.07       0.14           2.41         (0.12)        (0.62)       12.88      23.59          390,841
-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Trust Shares
    2002                  $26.74     $(0.02)        $(3.47)           --            --       $23.25     (13.05)%     $  244,707
    2001                   33.10      (0.03)         (6.33)           --            --        26.74     (19.21)         460,311
    2000                   29.96       0.02           3.12            --            --        33.10      10.48          710,179
    1999(3)                25.61       0.02           4.34        $(0.01)           --        29.96      17.04          223,543
-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Trust Shares
    2002                  $11.61      $0.12         $(0.56)       $(0.12)           --       $11.05      (3.68)%     $  686,014
    2001                   10.38       0.19           1.24         (0.20)           --        11.61      14.09          704,842
    2000                   12.85       0.23          (1.49)        (0.22)       $(0.99)       10.38     (10.52)         921,797
    1999                   13.90       0.24           1.02         (0.24)        (2.07)       12.85      11.13        1,589,951
    1998                   13.71       0.26           2.62         (0.27)        (2.42)       13.90      23.10        1,725,418
------------
VANTAGE FUND
------------
  Trust Shares
    2002(1)               $10.00     $(0.03)        $(0.32)           --            --       $ 9.65      (3.50)%     $    8,816

                                                                          RATIO OF NET
                                         RATIO OF        RATIO OF           INVESTMENT
                                            NET        EXPENSES TO       INCOME (LOSS) TO
                           RATIO OF     INVESTMENT     AVERAGE NET          AVERAGE NET
                         EXPENSES TO   INCOME (LOSS) ASSETS (EXCLUDING  ASSETS (EXCLUDING   PORTFOLIO
                           AVERAGE      TO AVERAGE      WAIVERS AND          WAIVERS AND       TURNOVER
                          NET ASSETS    NET ASSETS    REIMBURSEMENTS)     REIMBURSEMENTS)       RATE
                         -----------  -------------  -----------------    ---------------    ----------
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Trust Shares
    2002                     1.48%         0.48%          1.48%                0.48%            102%
    2001                     1.45          0.50           1.45                 0.50              68
    2000                     1.48          0.59           1.48                 0.59             179
    1999                     1.47          0.68           1.52                 0.63             161
    1998                     1.47          0.61           1.48                 0.60             108
-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
  Trust Shares
    2002                     1.04%         0.63%          1.12%                0.55%             35%
    2001                     1.06          0.40           1.09                 0.37              13
    2000                     1.07          0.83           1.18                 0.72               9
    1999                     1.07          0.69           1.17                 0.59              32
    1998                     1.06          0.88           1.18                 0.76               1
-------------------
MID-CAP EQUITY FUND
-------------------
  Trust Shares
    2002                     1.22%        (0.18)%         1.24%               (0.20)%            87%
    2001                     1.21         (0.24)          1.25                (0.28)            100
    2000                     1.17            --           1.25                (0.08)            131
    1999                     1.17         (0.47)          1.28                (0.58)             76
    1998                     1.16         (0.29)          1.27                (0.40)            129
-------------------------
MID CAP VALUE EQUITY FUND
-------------------------
  Trust Shares
    2002(1)                  1.27%         0.29%          1.37%                0.19%             30%
---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Trust Shares
    2002                     1.25%        (1.01)%         1.25%               (1.01)%           100%
    2001                     1.24         (0.95)          1.25                (0.96)            112
    2000                     1.20         (0.86)          1.23                (0.89)            110
    1999(2)                  1.20         (0.48)          1.49                (0.77)             75
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Trust Shares
    2002                     1.25%         0.67%          1.25%                0.67%             29%
    2001                     1.25          1.72           1.25                 1.72              86
    2000                     1.22          1.31           1.25                 1.28              65
    1999                     1.22          1.27           1.27                 1.22              63
    1998                     1.21          1.07           1.31                 0.97              55
-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Trust Shares
    2002                     1.24%        (0.10)%         1.24%               (0.10)%            69%
    2001                     1.24         (0.10)          1.25                (0.11)            103
    2000                     1.20          0.13           1.26                 0.07              30
    1999(3)                  1.20          0.21           1.34                 0.07              18
-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Trust Shares
    2002                     0.90%         1.13%          0.90%                1.13%             60%
    2001                     0.90          1.70           0.90                 1.70              77
    2000                     0.89          2.02           0.89                 2.02              62
    1999                     0.92          1.91           0.92                 1.91              69
    1998                     0.92          1.85           0.92                 1.85              99
------------
VANTAGE FUND
------------
  Trust Shares
    2002(1)                  2.03%        (0.78)%         2.13%(4)            (0.88)%(4)      1,063%

(+)  Returns are for the period indicated and have not been annualized.
(1) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(2) Shares were offered beginning on October 8, 1998. All ratios for the period have been annualized.
(3) Trust shares were offered beginning on December 11, 1998. All ratios for the period have been annualized.
(4) This amount/ratio has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or round to $0.

                                                                   PROSPECTUS 47

--------------------------------------------------------------------------------
                                                                           NOTES
--------------------------------------------------------------------------------

48 PROSPECTUS

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 49

--------------------------------------------------------------------------------
                                                                          NOTES
--------------------------------------------------------------------------------

50 PROSPECTUS

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated October 1, 2002, includes detailed information about the STI

Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                 STI-PS-013-0200

[GRAPHIC OMITTED]
COMPASS

STI CLASSIC FUNDS-EQUITY FUNDS
FLEX AND INVESTOR SHARES

PROSPECTUS


OCTOBER 1, 2002


BALANCED FUND

CAPITAL APPRECIATION FUND

GROWTH AND INCOME FUND

INFORMATION AND TECHNOLOGY FUND

INTERNATIONAL EQUITY FUND

INTERNATIONAL EQUITY INDEX FUND

MID-CAP EQUITY FUND

MID CAP VALUE EQUITY FUND

SMALL CAP GROWTH STOCK FUND

SMALL CAP VALUE EQUITY FUND

TAX SENSITIVE GROWTH STOCK FUND

VALUE INCOME STOCK FUND

VANTAGE FUND



INVESTMENT ADVISER
TO THE FUNDS:

TRUSCO CAPITAL MANAGEMENT, INC.
(the "Adviser")



[LOGO OMITTED]
STI Classic Funds

THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investor Shares and Flex Shares of the Equity Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Investor Shares and Flex Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

INVESTOR SHARES
o Front-end sales charge
o 12b-1 fees
o $2,000 minimum initial investment

FLEX SHARES
o Contingent deferred sales charge
o Higher 12b-1 fees
o $5,000 minimum initial investment


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


 2     BALANCED FUND

 5     CAPITAL APPRECIATION FUND

 8     GROWTH AND INCOME FUND

11     INFORMATION AND TECHNOLOGY FUND

14     INTERNATIONAL EQUITY FUND

17     INTERNATIONAL EQUITY INDEX FUND

20     MID-CAP EQUITY FUND


23     MID CAP VALUE EQUITY FUND


25     SMALL CAP GROWTH STOCK FUND

28     SMALL CAP VALUE EQUITY FUND

31     TAX SENSITIVE GROWTH STOCK FUND

34     VALUE INCOME STOCK FUND


37     VANTAGE FUND


40     MORE INFORMATION ABOUT RISK

41     MORE INFORMATION ABOUT FUND INVESTMENTS

42     INVESTMENT ADVISER

42     PORTFOLIO MANAGERS

43     PURCHASING, SELLING AND EXCHANGING FUND SHARES

49     DIVIDENDS AND DISTRIBUTIONS

49     TAXES

50     FINANCIAL HIGHLIGHTS

BACK   HOW TO OBTAIN MORE INFORMATION ABOUT
COVER  THE STI CLASSIC FUNDS


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND EXCHANGING FUND SHARES

[DOLLAR BILL GRAPHIC OMITTED] SALES CHARGES


OCTOBER 1, 2002

                                                                    PROSPECTUS 1
--------------------------------------------------------------------------------
                                                            CUSIP/TICKER SYMBOLS
--------------------------------------------------------------------------------

FUND NAME                     CLASS        INCEPTION*     TICKER       CUSIP
--------------------------------------------------------------------------------
Balanced                      Flex          6/14/95       SCBFX        784766446
Balanced                      Investor       1/3/94       STBLX        784766727
Capital Appreciation          Flex           6/1/95       STCFX        784766479
Capital Appreciation          Investor       6/9/92       STCIX        784766859
Growth and Income             Flex           4/5/95       CVIBX        784766172
Growth and Income             Investor       5/7/93       CFVIX        784766180
Information & Technology      Flex          1/24/00       STEFX        784767824
International Equity          Flex           1/2/96       SIEFX        784766412
International Equity          Investor       1/2/96       SCIIX        784766396
International Equity Index    Flex           6/8/95       SIIFX        784766420
International Equity Index    Investor       6/6/94       SIIIX        784766586
Mid-Cap Equity                Flex           6/5/95       SCMEX        784766453
Mid-Cap Equity                Investor      1/31/94       SCAIX        784766743
Mid Cap Value Equity          Flex         11/30/01       SMVFX        784767717
Small Cap Growth Stock        Flex          10/8/98       SSCFX        784766248
Small Cap Growth Stock        Investor     12/10/99       SCGIX        784766255
Small Cap Value Equity        Flex           6/6/97       STCEX        784766321
Tax Sensitive Growth Stock    Flex         12/15/98       STTFX        784766214
Value Income Stock            Flex           6/1/95       SVIFX        784766461
Value Income Stock            Investor      2/17/93       SVIIX        784766842
Vantage                       Flex          3/11/02       STVFX        784767667
--------------------------------------------------------------------------------
* THE INCEPTION DATE REFLECTS THE BEGINNING OF THE CLASS'S PERFORMANCE HISTORY, WHICH MAY INCLUDE THE PERFORMANCE OF OTHER CLASSES OF THE FUND AND/OR PREDECESSORS OF THE FUND. FOR FURTHER INFORMATION, SEE "PERFORMANCE INFORMATION."

--------------------------------------------------------------------------------
                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2    PROSPECTUS

--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                  Capital appreciation and current income
----------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS
    PRIMARY                      U.S. common stocks
    SECONDARY                    Bonds
----------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
----------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies with a history of earnings growth and bonds with minimal risk
----------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who want income from their investment, as well as an increase in its value
----------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1995                  25.08%
1996                  11.85%
1997                  20.71%
1998                  19.21%
1999                   4.31%
2000                   4.44%
2001                  -0.07%

            BEST QUARTER              WORST QUARTER
               12.52%                    -6.01%
             (12/31/98)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -6.83%.

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                                                                   BALANCED FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF A HYBRID 60/40 BLEND OF THE S&P 500(R) INDEX AND THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES         1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes            -3.84%       8.57%        9.10%
--------------------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions        -4.97%       6.35%        6.84%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     -1.88%       6.04%        6.45%
--------------------------------------------------------------------------------
Hybrid 60/40
Blend of the
Following
Benchmarks              -3.67%       9.79%       11.35%
--------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no
deduction for
fees, expenses
or taxes)              -11.88%      10.70%       13.98%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index (reflects
no deduction for
fees, expenses
or taxes)                8.51%       7.36%        6.77%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE INVESTOR SHARES ON JANUARY 3, 1994. BENCHMARK RETURNS SINCE DECEMBER 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



FLEX SHARES             1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes            -2.70%       8.58%        9.90%
--------------------------------------------------------------------------------
Hybrid 60/40
Blend of the
Following
Benchmarks              -3.67%       9.79%       11.69%
--------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no
deduction for fees,
expenses or taxes)     -11.88%      10.70%       14.17%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index (reflects
no deduction for
fees, expenses
or taxes)                8.51%       7.36%        7.18%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 14, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade
(BBB) or higher, with maturities of at least 1 year.

4   PROSPECTUS

--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                  3.75%            None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                None             2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE. SEE "SALES CHARGES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.95%             0.95%
Distribution and Service (12b-1) Fees              0.28%             1.00%
Other Expenses                                     0.32%             0.21%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.55%*            2.16%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                    Balanced Fund - Investor Shares         1.33%
                    Balanced Fund - Flex Shares             2.09%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $527       $846     $1,188    $2,151
Flex Shares            $419       $676     $1,159    $2,493


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $527       $846     $1,188    $2,151
Flex Shares            $219       $676     $1,159    $2,493

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                    PROSPECTUS 5

--------------------------------------------------------------------------------
                                                       CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                  Capital appreciation
-------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. common stocks
-------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
-------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies with above average growth potential
-------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who want the value of their investment to grow, but do not need to receive income on their investment
-------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large cap stocks, but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1993                   9.27%
1994                  -8.01%
1995                  30.33%
1996                  19.50%
1997                  30.34%
1998                  27.26%
1999                   9.06%
2000                   0.94%
2001                  -7.11%

            BEST QUARTER              WORST QUARTER
               22.78%                    -15.10%
             (12/31/98)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -13.27%.

6 PROSPECTUS

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES         1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes           -10.58%      10.31%       12.09%
--------------------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions       -11.68%       7.03%        9.07%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     -5.34%       7.50%        8.98%
--------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction
for fees, expenses
or taxes)              -11.88%      10.70%       13.43%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE INVESTOR SHARES ON JUNE 9, 1992.
  BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES             1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes            -9.30%      10.61%       13.37%
--------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction
for fees, expenses
or taxes)              -11.88%      10.70%       14.17%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 1, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

                                                                    PROSPECTUS 7

--------------------------------------------------------------------------------
                                                       CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*             3.75%             None
Maximum Deferred Sales Charge (Load) (as a
   percentage of net asset value)**                None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."

** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE
   YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           1.15%             1.15%
Distribution and Service (12b-1) Fees              0.68%             1.00%
Other Expenses                                     0.16%             0.24%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.99%*            2.39%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                   Capital Appreciation Fund - Investor Shares      1.88%
                   Capital Appreciation Fund - Flex Shares          2.35%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $569       $976     $1,407    $2,605
Flex Shares            $442       $745     $1,275    $2,726


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $569       $976     $1,407    $2,605
Flex Shares            $242       $745     $1,275    $2,726

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

8 PROSPECTUS

--------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS
    PRIMARY                                 Long-term capital appreciation
    SECONDARY                               Current income
--------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Equity securities
--------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
--------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify securities of companies with market
                                            capitalizations of at least $1 billion with attractive valuation and/or above average earnings potential relative either to their sectors or the market as a whole
--------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for capital appreciation potential and some income with less volatility than the equity market as a whole
--------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts
(ADRs) of foreign companies, all with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1994                  -0.91%
1995                  29.45%
1996                  19.12%
1997                  27.58%
1998                  18.25%
1999                  14.10%
2000                   1.30%
2001                  -6.84%

            BEST QUARTER              WORST QUARTER
               17.35%                    -10.86%
              (6/30/97)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -8.75%.

                                                                    PROSPECTUS 9

--------------------------------------------------------------------------------
                                                          GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES         1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes           -10.33%       9.36%       11.28%
--------------------------------------------------------------------------------
Fund Returns
After Taxes
on Distributions       -10.45%       7.19%        8.59%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     -6.29%       7.03%        8.21%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
Value Index (reflects
no deduction for
fees, expenses
or taxes)              -11.71%       9.49%       12.84%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE INVESTOR SHARES ON MAY 7, 1993.
  BENCHMARK RETURNS SINCE APRIL 30, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES             1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes            -9.32%       9.40%       12.26%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
Value Index (reflects
no deduction for
fees, expenses
or taxes)              -11.71%       9.49%       13.84%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE FLEX SHARES ON APRIL 5, 1995.
  BENCHMARK RETURNS SINCE MARCH 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


-------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

10 PROSPECTUS

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)*            3.75%             None
Maximum Deferred Sales Charge (Load) (as a
   percentage of net asset value)**                None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE. SEE "SALES CHARGES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.90%             0.90%
Distribution and Service (12b-1) Fees              0.25%             1.00%
Other Expenses                                     0.21%             0.26%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.36%*            2.16%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                  Growth and Income Fund - Investor Shares         1.18%
                  Growth and Income Fund - Flex Shares             1.93%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $508       $790     $1,092    $1,949
Flex Shares            $419       $676     $1,159    $2,493

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $508       $790     $1,092    $1,949
Flex Shares            $219       $676     $1,159    $2,493

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                 INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                         Long-term capital growth
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                        Common stocks of companies benefiting from information and technology
-----------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Very high
-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to identify companies benefiting from technology and information to achieve above average growth
-----------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                        Aggressive investors with long-term investment goals who are willing to accept significant volatility for the possibility of higher returns
-----------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Information and Technology Fund invests at least 80% of its net assets in common stocks of U.S. companies that are expected to benefit substantially from information and technology and achieve above average growth. The Fund believes that information-oriented companies and technology-oriented companies offer the potential for significant long-term growth. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging information-related or technology-related market. The second segment consists of established technology companies that provide the infrastructure to support the transfer of information. The third segment includes established, non-tech corporations from multiple industries that are harnessing the power of information to drive company growth. In selecting investments for the Fund, the Adviser uses a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations which are significantly higher than average. As a result, the Fund's net asset value (NAV) may be more volatile than other, broadly diversified equity funds.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Flex Shares were offered beginning on January 24, 2000. Performance between September 30, 1999 and January 24, 2000 is that of Trust Shares of the Fund, and has not been adjusted to reflect Flex Share expenses. If it had been, performance would have been lower.

12 PROSPECTUS


--------------------------------------------------------------------------------
INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
2000                 -17.56%
2001                 -27.41%

            BEST QUARTER              WORST QUARTER
               27.10%                    -33.09%
             (12/31/01)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -37.57%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE GOLDMAN SACHS E-COMMERCE INDEX, BUT THE ADVISER BELIEVES THAT THE GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX MORE ACCURATELY REFLECTS THE INCLUSION OF COMPANIES THAT ARE NOT FOCUSED ON ACHIEVING GROWTH THROUGH E-COMMERCE INITIATIVES.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Flex Shares. After-tax returns for other classes will vary.

FLEX SHARES                       1 YEAR     SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns Before Taxes         -28.86%         2.04%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions            -28.86%         2.04%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions
and Sale of Fund Shares           -17.58%         1.64%
--------------------------------------------------------------------------------
Goldman Sachs Technology
Composite Index (reflects
no deduction for fees,
expenses or taxes)                -28.56%       -18.53%
--------------------------------------------------------------------------------
Lipper Science & Technology
Funds Average (reflects no
deduction for fees, expenses
or taxes)                         -36.74%       -15.99%
--------------------------------------------------------------------------------
Goldman Sachs E-Commerce
Index (reflects no deduction
for fees, expenses or taxes)      -33.35%       -19.99%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON SEPTEMBER 30, 1999.

--------------------------------------------------------------------------------

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected technology funds. The Lipper Science and Technology Funds Average is an average of funds that invest 65% of their equity portfolio in science and technology stocks. The number of funds in the Average varies. Developed jointly by the Goldman Sachs E-Commerce research team and Goldman Sachs Index Services, the Goldman Sachs E-Commerce Index is built from a universe of 39 stocks. To be included in the index, firms must generate a majority of their revenues online, operate as virtual companies outside the traditional "bricks and mortar" framework or be key e-commerce infrastructure providers.

                                                                   PROSPECTUS 13

--------------------------------------------------------------------------------
                                                 INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load) (as a percentage
  of net asset value)                                                2.00%*

* THIS SALES CHARGE IS IMPOSED IF YOU SELL YOUR FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory Fees                                             1.10%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.47%
                                                                     -----
Total Annual Fund Operating Expenses                                 2.57%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

               Information and Technology Fund - Flex Shares 2.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
       1 YEAR        3 YEARS      5 YEARS     10 YEARS
        $460          $799        $1,365       $2,905

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
       1 YEAR        3 YEARS      5 YEARS     10 YEARS
        $260          $799        $1,365       $2,905

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

14 PROSPECTUS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation
-------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                        Foreign common stocks
-------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  High
-------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to identify companies with good fundamentals or
                                        a history of consistent growth
-------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                        Investors who want an increase in the value of their
                                        investment without regard to income, are willing to accept the increased risks of international investing for the possibility of higher returns, and want exposure to a diversified portfolio of international stocks
-------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The International Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

                                                                   PROSPECTUS 15

--------------------------------------------------------------------------------
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 1, 1995. Performance prior to December 1, 1995 is that of the Adviser's similarly managed collective investment fund, which began operations on January 31, 1995. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower. Investor and Flex Shares were offered beginning January 2, 1996. Performance between December 1, 1995 and January 2, 1996 is that of Trust Shares of the Fund, and has not been adjusted to reflect Investor or Flex Share expenses, respectively. If it had been, performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE PERIODS FROM JANUARY 1996 TO THE PRESENT REPRESENT THE PERFORMANCE OF THE INVESTOR SHARES OF THE FUND. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1996                  21.58%
1997                  13.01%
1998                  10.69%
1999                   9.05%
2000                  -3.74%
2001                 -17.99%

            BEST QUARTER              WORST QUARTER
               16.74%                    -18.33%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -1.67%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST (MSCI EAFE) INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

                                          SINCE       SINCE
                                         INCEPTION   INCEPTION
                                          OF THE      OF THE
                                        REGISTERED  COLLECTIVE
                                          MUTUAL    INVESTMENT
INVESTOR SHARES        1 YEAR    5 YEARS   FUND*      FUND **
--------------------------------------------------------------------------------
Fund Returns
Before Taxes           -21.09%    0.72%    4.53%       8.37%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions          -21.09%   -1.47%    2.47%       N/A+
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares    -12.84%    0.09%    3.17%       N/A+
--------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no
deduction for fees,
expenses or taxes)     -21.44%    0.89%    2.38%       3.66%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON DECEMBER 1, 1995, WHEN THE FUND BEGAN OPERATING AS A REGISTERED MUTUAL FUND.
   BENCHMARK RETURNS SINCE NOVEMBER 30, 1995 (BENCHMARK RETURNS AVAILABLE
   ONLY ON A MONTH END BASIS).
** SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON JANUARY 31, 1995.
 + IT IS NOT POSSIBLE TO REFLECT THE IMPACT OF TAXES ON THE COLLECTIVE
   INVESTMENT FUND'S PERFORMANCE.

FLEX SHARES            1 YEAR       5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes           -20.20%       0.77%        8.32%
--------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no
deduction for fees,
expenses or taxes)     -21.44%       0.89%        3.66%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON JANUARY 31, 1995.

16 PROSPECTUS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country.

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*             3.75%             None
Maximum Deferred Sales Charge (Load) (as a
  percentage of net asset value)**                 None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."

** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE
   YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                        1.25%             1.25%
Distribution and Service (12b-1) Fees           0.33%             1.00%
Other Expenses                                  0.50%             0.68%
                                                ----              -----
Total Annual Fund Operating Expenses            2.08%*            2.93%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP ACTUAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              International Equity Fund - Investor Shares   1.83%
              International Equity Fund - Flex Shares       2.53%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $578      $1,002    $1,452    $2,695
Flex Shares            $496        $907    $1,543    $3,252

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $578      $1,002    $1,452    $2,695
Flex Shares            $296        $907    $1,543    $3,252

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                   PROSPECTUS 17

--------------------------------------------------------------------------------
                                                 INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                             Investment results that correspond to the performance
                                            of the MSCI EAFE-GDP Weighted Index

---------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Foreign equity securities in the MSCI EAFE-GDP Weighted Index
---------------------------------------------------------------------------------------------------------

SHARE PRICE VOLATILITY                      High
---------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Statistical analysis to track the Index
---------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Aggressive investors who want exposure to foreign markets
                                            and are willing to accept the increased risks of
                                            foreign investing for the possibility of higher returns
---------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The International Equity Index Fund invests at least 80% of its net assets in equity securities of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI EAFE-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of securities within the Index using a statistical process. So, the Fund will not hold all securities included in the Index.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1995                  10.20%
1996                   5.78%
1997                   8.44%
1998                  29.68%
1999                  29.97%
2000                 -17.44%
2001                 -23.91%

            BEST QUARTER              WORST QUARTER
               21.20%                    -15.54%
             (12/31/98)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -0.64%.

18 PROSPECTUS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST-GROSS DOMESTIC PRODUCT (MSCI EAFE-GDP) WEIGHTED INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.


INVESTOR SHARES         1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes           -26.77%       2.01%        3.01%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions          -26.68%       0.90%        2.07%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares    -16.18%       1.67%        2.43%
--------------------------------------------------------------------------------
MSCI EAFE-GDP
Weighted Index
(Price Return) (reflects
no deduction for
fees, expenses
or taxes)              -23.26%       1.63%        2.91%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INVESTOR SHARES ON JUNE 6, 1994.
  BENCHMARK RETURNS SINCE MAY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES             1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes           -25.74%       2.18%        3.09%
--------------------------------------------------------------------------------
MSCI EAFE-GDP
Weighted Index
(Price Return) (reflects
no deduction for
fees, expenses
or taxes)              -23.26%       1.63%        2.86%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 8, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE-GDP Weighted Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.

                                                                   PROSPECTUS 19

--------------------------------------------------------------------------------
                                                 INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*             3.75%             None
Maximum Deferred Sales Charge (Load) (as a
  percentage of net asset value)**                 None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE. SEE "SALES CHARGES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                 INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                         0.90%             0.90%
Distribution and Service (12b-1) Fees            0.38%             1.00%
Other Expenses                                   0.62%             0.72%
                                                 -----             -----
Total Annual Fund Operating Expenses             1.90%*            2.62%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

               International Equity Index Fund - Investor Shares      1.49%
               International Equity Index Fund - Flex Shares          2.14%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $561       $950     $1,363    $2,514
Flex Shares            $465       $814     $1,390    $2,954

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $561       $950     $1,363    $2,514
Flex Shares            $265       $814     $1,390    $2,954

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

20 PROSPECTUS

--------------------------------------------------------------------------------
MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation
------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. mid-cap common stocks
------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate to high
------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify companies with above average growth potential at an attractive price
------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                   Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns
------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies that have small- to mid-sized market capitalizations (I.E., companies with market capitalizations of $500 million to $10 billion or companies in the S&P Mid Cap 400(R) Index). In selecting investments for the Fund, the Adviser primarily chooses companies that, in its opinion, offer above average growth potentials at attractive prices. The Adviser evaluates companies based on their industry sectors and the market in general. The Fund maintains holdings in the industries that appear to perform best during a given business cycle. The Adviser analyzes companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. The Adviser does not consider current income in selecting investments for the Fund.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole.

The small- to-mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1995                  30.57%
1996                  14.93%
1997                  20.67%
1998                   5.98%
1999                  15.69%
2000                  -3.42%
2001                   1.88%

            BEST QUARTER              WORST QUARTER
               24.52%                    -20.00%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -18.17%.

                                                                   PROSPECTUS 21

--------------------------------------------------------------------------------
                                                             MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P MID CAP 400(R) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES         1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes            -1.90%       6.98%        9.54%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions           -1.90%       3.80%        6.68%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     -1.16%       4.48%        6.72%
--------------------------------------------------------------------------------
S&P Mid Cap 400(R)
Index (reflects no
deduction for fees,
expenses or taxes)      -0.61%      16.11%       15.38%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE INVESTOR SHARES ON JANUARY 31, 1994.

FLEX SHARES             1 YEAR      5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes            -0.72%       7.14%        9.75%
--------------------------------------------------------------------------------
S&P Mid Cap 400(R)
Index (reflects no
deduction for fees,
expenses or taxes)      -0.61%      16.11%       17.64%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF FLEX SHARES ON JUNE 5, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Mid Cap 400(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.

22 PROSPECTUS

--------------------------------------------------------------------------------
MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*             3.75%             None
Maximum Deferred Sales Charge (Load) (as a
  percentage of net asset value)**                 None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE. SEE "SALES CHARGES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           1.15%             1.15%
Distribution and Service (12b-1) Fees              0.43%             1.00%
Other Expenses                                     0.31%             0.35%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.89%*            2.50%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                    Mid-Cap Equity Fund - Investor Shares         1.68%
                    Mid-Cap Equity Fund - Flex Shares             2.28%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $560       $947     $1,358    $2,504
Flex Shares            $453       $779     $1,331    $2,836

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $560       $947     $1,358    $2,504
Flex Shares            $253       $779     $1,331    $2,836

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                   PROSPECTUS 23

--------------------------------------------------------------------------------
                                                       MID CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY



INVESTMENT GOALS
    PRIMARY                                 Capital appreciation
    SECONDARY                               Current income
----------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. mid-cap equity securities
----------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
----------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued mid-cap securities
----------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who primarily want the value of their investment to grow, but want to receive some income from their investment
----------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Mid Cap Value Equity Fund invests at least 80% of its net assets in equity securities of U.S. mid-sized companies with market capitalizations between approximately $1 billion and $12 billion. In selecting investments for the Fund, the Adviser chooses common stocks that it believes are undervalued in the market. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap equity securities may underperform other segments of the equity market or the equity market as a whole.

The mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these smaller companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The Mid Cap Value Equity Fund commenced operations on November 30, 2001, and therefore does not have performance history for a full calendar year.

24 PROSPECTUS

--------------------------------------------------------------------------------
MID CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load) (as a
  percentage of net asset value)                                     2.00%*

* THIS CHARGE IS IMPOSED IF YOU SELL YOUR FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory fees                                             1.25%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.47%
                                                                     -----
Total Annual Fund Operating Expenses                                 2.72%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                  Mid Cap Value Equity Fund - Flex Shares 1.89%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                   1 YEAR             3 YEARS
                    $475               $844

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                   1 YEAR             3 YEARS
                    $275               $844

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                   25 PROSPECTUS

--------------------------------------------------------------------------------
                                                     SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                 Long-term capital appreciation
--------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                U.S. small cap common stocks of growth companies
--------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          High
--------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Identifies small cap companies with above average growth potential
--------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who want the value of their investment to grow, but do not need current income
--------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Small Cap Growth Stock Fund invests at least 80% of its net assets in small U.S. companies with market capitalizations between $50 million and $3 billion in size. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Investor Shares were offered beginning on December 10, 1999. Investor Share performance between October 8, 1998 and December 10, 1999 is that of Trust Shares of the Fund, and has not been adjusted to reflect Investor Share expenses. If it had been, performance would have been lower. Both Flex Shares and Trust Shares were offered beginning on October 8, 1998.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1999                  20.48%
2000                  11.42%
2001                  -1.16%

            BEST QUARTER              WORST QUARTER
               23.88%                    -22.92%
             (12/31/01)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -9.39%.

26 PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P SMALL CAP 600(R) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Flex Shares. After-tax returns for other classes will vary.

INVESTOR SHARES                     1 YEAR   SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns Before Taxes           -4.86%        21.36%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions              -4.94%        20.46%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions
and Sale of Fund Shares             -2.89%        17.52%
--------------------------------------------------------------------------------
S&P Small Cap 600(R) Index
(reflects no deduction for
fees, expenses or taxes)             6.54%        14.99%

* SINCE INCEPTION OF THE TRUST SHARES ON OCTOBER 8, 1998.
  BENCHMARK RETURNS SINCE SEPTEMBER 30, 1998 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                         1 YEAR   SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns Before Taxes           -3.81%        21.84%
--------------------------------------------------------------------------------
S&P Small Cap 600(R) Index
(reflects no deduction for
fees, expenses or taxes)             6.54%        14.99%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON OCTOBER 8, 1998. BENCHMARK RETURNS SINCE SEPTEMBER 30, 1998 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Small Cap 600(R) Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.

                                                                   PROSPECTUS 27

--------------------------------------------------------------------------------
                                                     SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*             3.75%             None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**           None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE. SEE "SALES CHARGES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           1.15%             1.15%
Distribution and Service (12b-1) Fees              0.50%             1.00%
Other Expenses                                     0.23%             0.26%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.88%*            2.41%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                 Small Cap Growth Stock Fund - Investor Shares        1.61%
                 Small Cap Growth Stock Fund - Flex Shares            2.31%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $559       $944     $1,353    $2,493
Investor Shares        $444       $751     $1,285    $2,746

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $559       $944     $1,353    $2,493
Investor Shares        $244       $751     $1,285    $2,746

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

28 PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS
    PRIMARY                                 Capital appreciation
    SECONDARY                               Current income
-------------------------------------------------------------------------------------------------------

INVESTMENT FOCUS                            U.S. small cap equity securities

-------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
-------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued small cap securities
-------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who primarily want the value of their investment to grow, but want to receive some income from their
                                            investment
-------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Small Cap Value Equity Fund invests at least 80% of its net assets in equity securities of small-sized U.S. companies (I.E., companies with market capitalizations under $2 billion). In selecting investments for the Fund, the Adviser chooses equity securities of small sized companies that it believes are undervalued in the market.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization equity securities may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on January 31, 1997. Performance prior to January 31, 1997 is that of the Adviser's similarly managed collective investment fund, which began operations on August 31, 1994. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower. Flex Shares were offered beginning on June 6, 1997. Performance between January 31, 1997 and June 6, 1997 is that of Trust Shares of the Fund, and has not been adjusted to reflect Flex Share expenses. If it had been, performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1995                  30.99%
1996                  34.25%
1997                  31.79%
1998                 -14.33%
1999                  -3.67%
2000                  16.68%
2001                  19.87%

            BEST QUARTER              WORST QUARTER
               19.45%                    -22.14%
              (6/30/99)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 7.22%.

                                                                   PROSPECTUS 29

--------------------------------------------------------------------------------
                                                     SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE RUSSELL 2000 VALUE INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Flex Shares. After-tax returns for other classes will vary.

                                          SINCE       SINCE
                                        INCEPTION   INCEPTION
                                         OF THE      OF THE
                                       REGISTERED   COLLECTIVE
                                         MUTUAL     INVESTMENT
FLEX SHARES           1 YEAR    5 YEARS   FUND*       FUND **
--------------------------------------------------------------------------------
Fund Returns
Before Taxes          17.87%     8.75%     8.37%     14.47%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions         17.75%     N/A+      7.30%      N/A+
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions
and Sale of
Fund Shares           10.88%     N/A+      6.28%      N/A+
--------------------------------------------------------------------------------
Russell 2000
Value Index
(reflects no
deduction for
fees, expenses
or taxes)             14.02%    11.21%    11.06%     13.26%
--------------------------------------------------------------------------------
*  SINCE INCEPTION OF THE TRUST SHARES ON JANUARY 31, 1997, WHEN THE FUND
   BEGAN OPERATING AS A REGISTERED MUTUAL FUND.

** SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON AUGUST 31, 1994.

 + IT IS NOT POSSIBLE TO REFLECT THE IMPACT OF TAXES ON THE COLLECTIVE
   INVESTMENT FUND'S PERFORMANCE.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000 Index with lower growth rates and price-to-book ratios.

30 PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load) (as a
  percentage of net asset value)*                                    2.00%

* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory Fees                                             1.15%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.37%
                                                                     -----
Total Annual Fund Operating Expenses                                 2.52%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                 Small Cap Value Equity Fund - Flex Shares 2.31%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
       1 YEAR       3 YEARS     5 YEARS       10 YEARS
        $455         $785       $1,340         $2,856

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
       1 YEAR       3 YEARS     5 YEARS       10 YEARS
        $255         $785       $1,340         $2,856

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses inreturn for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                   PROSPECTUS 31

--------------------------------------------------------------------------------
                                                 TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                             Long-term capital growth with nominal dividend income
---------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks of growth companies
---------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
---------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies that have above-average
                                            growth potential and uses a low portfolio turnover
                                            strategy to reduce capital gains distributions
---------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want to increase the value of their
                                            investment while minimizing taxable capital gains
                                            distributions
---------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Tax Sensitive Growth Stock Fund primarily invests in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies.

The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 11, 1998. Performance prior to December 11, 1998 is that of the Adviser's similarly managed collective investment fund, which began operations on December 31, 1995. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower. Flex Shares were offered beginning on December 15, 1998. Performance between December 11, 1998 and December 15, 1998 is that of Trust Shares of the Fund, and has not been adjusted to reflect Flex Share expenses. If it had been, performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1996                  21.04%
1997                  28.76%
1998                  31.73%
1999                  23.52%
2000                 -13.06%
2001                 -19.08%

            BEST QUARTER              WORST QUARTER
               27.74%                    -16.41%
             (12/31/98)                 (3/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -11.94%.

32 PROSPECTUS

--------------------------------------------------------------------------------
TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R) INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Flex Shares. After-tax returns for other classes will vary.

                                         SINCE       SINCE
                                        INCEPTION   INCEPTION
                                         OF THE      OF THE
                                       REGISTERED  COLLECTIVE
                                         MUTUAL    INVESTMENT
FLEX SHARES           1 YEAR    5 YEARS   FUND*      FUND **
--------------------------------------------------------------------------------
Fund Returns
Before Taxes          -20.70%    8.07%   -2.28%     10.13%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions         -20.70%    N/A+    -2.28%      N/A+
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions
and Sale of
Fund Shares           -12.61%    N/A+    -1.81%      N/A+
--------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction
for fees, expenses
or taxes)             -11.88%   10.70%     0.81%    12.65%
--------------------------------------------------------------------------------
*  SINCE INCEPTION OF THE TRUST SHARES ON DECEMBER 11, 1998, WHEN THE FUND
   BEGAN OPERATING AS A REGISTERED MUTUAL FUND.
   BENCHMARK RETURNS SINCE NOVEMBER 30, 1998 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).
** SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON DECEMBER 31, 1995.
+ IT IS NOT POSSIBLE TO REFLECT THE IMPACT OF TAXES ON THE COLLECTIVE INVESTMENT FUND'S PERFORMANCE.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

                                                                   PROSPECTUS 33

--------------------------------------------------------------------------------
                                                 TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load) (as a
  percentage of net asset value)*                                    2.00%

* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory Fees                                             1.15%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.21%
                                                                     -----
Total Annual Fund Operating Expenses                                 2.36%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

               Tax Sensitive Growth Stock Fund - Flex Shares 2.31%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
      1 YEAR       3 YEARS        5 YEARS     10 YEARS
       $439         $736          $1,260       $2,696

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
      1 YEAR       3 YEARS        5 YEARS     10 YEARS
       $239         $736          $1,260       $2,696

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

34 PROSPECTUS

--------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS
    PRIMARY                                 Current income
    SECONDARY                               Capital appreciation
----------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
----------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
----------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify high dividend-paying, undervalued stocks
----------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for current income and capital
                                            appreciation with less volatility than the average
                                            stock fund
----------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $5 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on February 12, 1993. Performance prior to February 12, 1993 is that of the Adviser's similarly managed collective investment fund, which began operations on October 31, 1989. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower. Investor and Flex Shares were offered beginning on February 17, 1993 and June 1, 1995, respectively. Performance between February 12, 1993 and when each class was offered is that of Trust Shares of the Fund, and has not been adjusted to reflect Investor or Flex Share expenses, respectively. If it had been, performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE PERIODS FROM FEBRUARY 1993 TO THE PRESENT REPRESENT THE PERFORMANCE OF THE FUND'S INVESTOR SHARES. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[GRAPHIC OMITTED]
1992                  20.05%
1993                  10.86%
1994                   2.87%
1995                  35.50%
1996                  19.06%
1997                  26.57%
1998                  10.16%
1999                  -3.31%
2000                  10.38%
2001                  -1.33%

            BEST QUARTER              WORST QUARTER
               15.29%                    -12.25%
              (6/30/99)                 (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -4.47%.

                                                                   PROSPECTUS 35

--------------------------------------------------------------------------------
                                                         VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R)/ BARRA VALUE INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

                                                         SINCE
                                                        INCEPTION
                                                          AS A
                                                       REGISTERED
                                                         MUTUAL
INVESTOR SHARES          1 YEAR    5 YEARS  10 YEARS      FUND*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes              -5.06%    7.16%     12.06%     11.70%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions             -5.40%    3.84%      N/A+       7.90%
--------------------------------------------------------------------------------
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares       -3.09%    4.42%      N/A+       7.88%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
Value Index
(reflects no deduction
for fees, expenses
or taxes)                -11.71%    9.49%     13.10%     13.18%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON FEBRUARY 12, 1993, WHEN THE FUND BEGAN OPERATING AS A REGISTERED MUTUAL FUND.
   BENCHMARK RETURNS SINCE JANUARY 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY
   ON A MONTH END BASIS).
+ IT IS NOT POSSIBLE TO REFLECT THE IMPACT OF TAXES ON THE COLLECTIVE INVESTMENT FUND'S PERFORMANCE.

FLEX SHARES             1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Fund Returns
Before Taxes            -3.95%       7.22%       12.07%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
Value Index
(reflects no deduction
for fees, expenses
or taxes)              -11.71%       9.49%       13.10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

36 PROSPECTUS

--------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*             3.75%             None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**           None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE. SEE "SALES CHARGES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                  INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                          0.80%             0.80%
Distribution and Service (12b-1) Fees             0.33%             1.00%
Other Expenses                                    0.18%             0.25%
                                                  -----             -----
Total Annual Fund Operating Expenses              1.31%*            2.05%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                  Value Income Stock Fund - Investor Shares       1.28%
                  Value Income Stock Fund - Flex Shares           2.02%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $503       $775     $1,066    $1,895
Flex Shares            $408       $643     $1,103    $2,379

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $503       $775     $1,066    $1,895
Flex Shares            $208       $643     $1,103    $2,379

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                   PROSPECTUS 37

--------------------------------------------------------------------------------
                                                                    VANTAGE FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOALS
    PRIMARY                                 Long-term capital appreciation
    SECONDARY                               Hedge against periodic declines in equity markets
--------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
--------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
--------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued and overvalued stocks
--------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Aggressive investors with long-term investment goals
                                            who are willing to accept significant volatility for
                                            the possibility of higher returns
--------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Vantage Fund establishes long and short positions primarily in common stocks of U.S. companies. Using fundamental analysis, the Adviser buys stocks "long" that it believes will perform better than their peers, and sells stocks "short" that it believes will underperform their peers. A long position is established when the Adviser purchases a stock outright, and a short position is established when the Adviser sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from declines in securities prices. The Adviser may also seek to enhance returns by purchasing securities with borrowed money. This investment technique, known as "leveraging," increases investment risk, but also increases investment opportunity. The Fund may borrow up to 33.33% of its assets (including the amount borrowed). From time to time, the Adviser may take defensive positions in cash or short-term debt securities. There may be several times per year when the Fund places more than 25% of its assets in cash or short-term debt securities. The Fund would initiate such defensive positions when the Adviser is concerned that short-term market volatility is unusually high or while the Adviser is reviewing and assessing the financial consequences of significant economic events. At such times, the Fund may not achieve its investment objective.

The Adviser seeks to identify long and short opportunities by utilizing both "bottom-up" and "top-down" fundamental analysis methodologies. "Bottom-up" analysis is employed to evaluate the competitive advantages and market sustainability of individual companies. "Top-down" analysis is used to assess the relative attractiveness of investment opportunities within the context of industry, macro-economic and financial market trends. Using top-down analysis, the Adviser frequently increases and decreases the amount of long and short positions allocated to various market sectors, such as technology, financial services, capital goods, energy, utilities, consumer cyclicals, transportation and consumer staples. This strategy of adjusting sector weightings, also known as "sector rotation," is employed when industry or macro-economic changes cause the investment outlook of a particular sector to improve or worsen relative to other sectors. If the Adviser believes, for example, that economic growth is accelerating rapidly, then it may increase the Fund's long positions in economically sensitive stocks, such as consumer cyclicals. To execute its sector rotation strategy efficiently, the Adviser may establish long or short positions in securities that represent indexes or other groups of stocks, such as exchange traded funds. For a complete list of investment techniques that may be employed by the fund, please see the Statement of Additional Information.

The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund will buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it establishes long and short positions in common stocks, the Fund is subject to the risk that stock prices will rise and fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day-to-day. Individual companies may report unexpected results or be affected considerably by industry and/or economic trends and developments. The prices of stocks issued by such companies may change substantially in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Since the Fund engages in selling stocks short, the risk of price volatility may be greater in this fund

38 PROSPECTUS

--------------------------------------------------------------------------------
VANTAGE FUND
--------------------------------------------------------------------------------


than in long-only equity mutual funds. While the potential losses associated with long positions are typically limited to the original cost of the securities, the potential for losses associated with short positions is theoretically unlimited.

The Fund may engage in hedging transactions to reduce the risks of its investments in equity securities. However, hedging will not necessarily protect the Fund fully against anticipated risks. Moreover, hedging transactions involve costs and risks of their own. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.

The practice of sector rotation will result in increased exposure to risks inherent in particular industries or sectors. Different industries and sectors may be more or less susceptible to changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends. Concentrations in sectors that produce unfavorable performance may cause the Fund to perform more unfavorably than a broadly diversified fund that has less exposure to those industries or sectors.

The small and medium capitalization companies in which the Fund invests may be more vulnerable to unexpected business or economic events than larger, more established companies. In particular, these small and medium companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The Vantage Fund Flex Shares commenced operations on March 11, 2002, and therefore does not have a performance history for a full calendar year.

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None
Maximum Deferred Sales Charge (Load) (as a
  percentage of net asset value)                                     2.00%*

* THIS CHARGE IS IMPOSED IF YOU SELL YOUR FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory fees                                             1.60%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.72%
                                                                     -----
Total Annual Fund Operating Expenses                                 3.32%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                        Vantage Fund - Flex Shares 2.73%

                                                                   PROSPECTUS 39

--------------------------------------------------------------------------------
                                                                    VANTAGE FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                   1 YEAR              3 YEARS
                    $535               $1,021

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                   1 YEAR              3 YEARS
                    $335               $1,021

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

40 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[LIFE PRESERVER GRAPHIC OMITTED] MORE INFORMATION ABOUT RISK

EQUITY RISK

ALL FUNDS

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK

BALANCED FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

    CREDIT RISK

    BALANCED FUND

    The possibility that an issuer will be unable to make timely payments of either principal or interest.

    FOREIGN SECURITY RISKS

GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


HEDGING RISKS

VANTAGE FUND

Hedging is a strategy designed to offset investment risks. The Vantage Fund's hedging activities are primarily short sales, but may also include, among other things, forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

                                                                   PROSPECTUS 41

--------------------------------------------------------------------------------
                                         MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

o  There may not be a liquid secondary market for a futures contract or option.
o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING RISK

VANTAGE FUND

Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o A fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged fund.
o There may be an imperfect or no correlation between the changes in market value of the securities held by a fund and the prices of futures and options on futures.
o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out their futures or options contracts at a time which is advantageous.
o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

   DERIVATIVES RISK

   VANTAGE FUND

   The Fund may use derivatives to attempt to achieve its investment objective, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

   SHORT SALES

   VANTAGE FUND

   Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Potential losses associated with a short sale are theoretically unlimited, since prices of the stocks being sold short have unlimited appreciation potential.

TRACKING ERROR RISK

INTERNATIONAL EQUITY INDEX FUND

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. The Small Cap Value Equity Fund also may invest in investment grade fixed income securities and mid- to large-cap common stocks that would not ordinarily be consistent with the

42 PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Fund's objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

    BALANCED FUND                                     0.92%
    CAPITAL APPRECIATION FUND                         1.13%
    GROWTH AND INCOME FUND                            0.90%
    INFORMATION AND TECHNOLOGY FUND                   1.10%
    INTERNATIONAL EQUITY FUND                         1.25%
    INTERNATIONAL EQUITY INDEX FUND                   0.82%
    MID-CAP EQUITY FUND                               1.13%
    MID CAP VALUE EQUITY FUND                         1.15%
    SMALL CAP GROWTH STOCK FUND                       1.15%
    SMALL CAP VALUE EQUITY FUND                       1.15%
    TAX SENSITIVE GROWTH STOCK FUND                   1.15%
    VALUE INCOME STOCK FUND                           0.80%
    VANTAGE FUND                                      1.50%


The Adviser may use its affiliates as brokers for Fund transactions.

Prior to January 1, 2000, STI Capital Management, N.A. (STI), a subsidiary of SunTrust Banks, Inc. served as the investment adviser to the Balanced Fund, Capital Appreciation Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the investment adviser to each STI Classic Fund.

PORTFOLIO MANAGERS


The Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. Earl L. Denney, CFA, and Mr. Dave E. West, CFA. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. West co-manage the fixed-income portion of the Fund. Mr. Rhodes has also managed the Capital Appreciation Fund since June 2000. Mr. Rhodes is an Executive Vice President and head of the Equity funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 29 years of investment experience. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco after serving as Managing Director of STI since 1983. Mr. Denney has more than 23 years of investment experience. In January 2000, Mr. West was named Managing Director of SunTrust Bank, and is now a Managing Director of Trusco after working at STI since 1985. Mr. West has more than 16 years of investment experience.

Mr. Alan S. Kelley serves as the Lead Portfolio Manager of the Information and Technology Fund. He has served as Vice President of Trusco and has managed the Fund since it began operating in September 1999. He has also managed the Vantage Fund since it began operating in November 2001. Prior to joining Trusco, Mr. Kelley served as a Portfolio Manager with SunTrust Bank, Atlanta from 1995 to 1999. He has more than 8 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in September 1992. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999, and Managing Director in July 2000. Mr. Markunas has more than 19 years of investment experience.

The International Equity Index Fund is managed by Mr. Chad Deakins, CFA. Mr. Deakins serves as a Vice President of Trusco and has worked there since 1996. He has managed the International Equity Index Fund since February 1999. Mr. Deakins has also managed the International Equity Fund since May 2000. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 8 years of investment experience.

                                                                   PROSPECTUS 43

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


Mr. John Hamlin has served as a Vice President of Trusco since July 2000, after serving as a Portfolio Manager of STI since March 1999. He has managed the Mid-Cap Equity Fund since April 1999. Prior to joining STI, Mr. Hamlin served as Portfolio Manager at Phoenix Investment Counsel, Inc. from 1992 to 1999. He has more 13 years of investment experience.

The Mid Cap Value Equity Fund has been team managed since November 2001 by Mr. Mills Riddick, CFA, Mr. Dan Lewis, MBA, Mr. Brett Barner, CFA and Mr. Don Wordell, MBA. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as Managing Director of STI Capital Management, N.A. (STI), a subsidiary of SunTrust Banks, Inc. since 1994. Mr. Riddick has more than 20 years of investment experience. Mr. Lewis has served as a Portfolio Manager of Trusco since July 2000, after serving as a Portfolio Manager for STI since 1993. He has more than 10 years of investment experience. Mr. Barner has served as Vice president of Trusco since July 2000, after serving as a Managing Director of STI since 1994. Mr. Barner has more than 18 years of investment experience. Mr. Wordell has served as a Portfolio Manager since joining Trusco in 1996. He is a member of the Association for Investment Management & Research (AIMR) and the Orlando Society of Financial Analysts and has more than 6 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 15 years of investment experience.

Mr. Brett Barner, CFA, has served as a Vice President of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Small Cap Value Equity Fund since it began operating in January 1997. He has more than 18 years of investment experience.

Mr. Stuart F. Van Arsdale, CFA, has served as a Managing Director of Trusco since May 2002 and has managed the Tax Sensitive Growth Stock Fund since October 2002. Prior to joining Trusco, Mr. Van Arsdale served as Director of Growth Investments for DePrince, Race and Zollo from October 1998 to April 2002 and Senior Vice President and Managing Director of STI Capital Management from January 1980 to September 1998. He has more than 22 years of investment experience.

The Value Income Stock Fund is managed by Mr. Mills Riddick, CFA. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Value Income Stock Fund since April 1995. Mr. Riddick has more than 20 years of investment experience.


[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Shares and Flex Shares of the Funds.

HOW TO PURCHASE FUND SHARES

A SunTrust Securities Investment Consultant can assist you in opening a brokerage account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your securities account is established, you may buy shares of the Funds by:


o Mail*
o Telephone (1-800-874-4770)
o Wire
o Automated Clearing House (ACH)

* THE FUNDS DO NOT ACCEPT CASH AS PAYMENT FOR FUND SHARES.


You may also buy shares through Investment Representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers, and potentially through the Investor's Advantage Account (an asset allocation account available through SunTrust). Please contact your financial institution directly and follow its procedures for Fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

44 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund (with the exception of the Vantage Fund) at least:

CLASS                        DOLLAR AMOUNT
--------------------------------------------------------------------------------
Investor Shares              $2,000
--------------------------------------------------------------------------------
Flex Shares (with the        $5,000 ($2,000 for
exception of the             IRA accounts)
Vantage Fund)
--------------------------------------------------------------------------------

To purchase shares of the Vantage Fund for the first time, you must invest at least:

CLASS                        DOLLAR AMOUNT
--------------------------------------------------------------------------------
Flex Shares                  $25,000 ($2,000 for retirement plans)
--------------------------------------------------------------------------------

Your subsequent investments of shares of any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. The Funds may accept investments of smaller amounts for either class of shares at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.


SYSTEMATIC INVESTMENT PLAN


If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying Flex Shares, you should plan on investing at least $5,000 per Fund ($25,000 for the Vantage Fund) during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

                                                                   PROSPECTUS 45

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

[dollar bill graphic omitted] SALES CHARGES

FRONT-END SALES CHARGES -- INVESTOR SHARES

The offering price of Investor Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                       YOUR SALES CHARGE     YOUR SALES CHARGE
                       AS A PERCENTAGE OF    AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:   OFFERING PRICE*    YOUR NET INVESTMENT
--------------------------------------------------------------------------------

LESS THAN $100,000            3.75%               3.90%
--------------------------------------------------------------------------------
$100,000 BUT LESS
    THAN $250,000             3.25%               3.36%
--------------------------------------------------------------------------------
$250,000 BUT LESS
    THAN $1,000,000           2.50%               2.56%
--------------------------------------------------------------------------------
$1,000,000 AND OVER           NONE                NONE

* THE DISTRIBUTOR MAY PAY A PERCENTAGE OF THE OFFERING PRICE AS A COMMISSION TO BROKER-DEALERS.


INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of Investor Shares (excluding Investor Shares of STI Classic Money Market Funds) in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these Investor Shares within one year of purchase. The deferred sales charge is calculated based on the lessor of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sales request. The deferred sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions.

WAIVER OF FRONT-END SALES CHARGE --
INVESTOR SHARES

The front-end sales charge will be waived on Investor Shares purchased:

o  through reinvestment of dividends and distributions;

o  through a SunTrust Securities, Inc. asset allocation account;

o by persons repurchasing shares they redeemed within the last 180 days (see "Repurchase of Investor Shares");


o by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of SunTrust and its affiliates;

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with the Trust department of a bank affiliated with SunTrust;

o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF INVESTOR SHARES

You may repurchase any amount of Investor Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Investor Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the section on Taxes in the SAI for more information. To exercise this privilege, the Funds must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY THE FUND WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.

REDUCED SALES CHARGES -- INVESTOR SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Investor Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Investor Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the value of Investor Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must

46 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

ask us for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Investor Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Investor Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Investor Shares sold subject to a sales charge. As a result, shares of the Investor Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Investor Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Investor Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- FLEX SHARES

You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to the exchange of Flex Shares of one Fund for Flex Shares of another Fund.

IF YOU SELL YOUR FLEX SHARES

The CDSC will be waived if you sell your Flex Shares for the following reasons:
o to make certain withdrawals from a retirement plan (not including IRAs);
o because of death or disability;
o for certain payments under the Systematic Withdrawal Plan -- up to 12% annually of the value of your shares held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail); or
o for exchanges from Trust or Investor Shares to Flex Shares where the total accumulated period from the original date of purchase is at least one year.

OFFERING PRICE OF FUND SHARES

The offering price of Investor Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales load. The offering price of Flex Shares is simply the next calculated NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

                                                                   PROSPECTUS 47

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Flex Shares, any applicable deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 ($50,000 for the Vantage Fund) in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums (with the exception of the Vantage Fund) are:

CLASS                        DOLLAR AMOUNT
--------------------------------------------------------------------------------
Investor Shares              $2,000
--------------------------------------------------------------------------------
Flex Shares                  $5,000 ($2,000 for
IRA accounts)
--------------------------------------------------------------------------------

The account balance minimum for the Vantage Fund is:

CLASS                        DOLLAR AMOUNT
--------------------------------------------------------------------------------
Flex Shares                  $50,000
--------------------------------------------------------------------------------

But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

Investor Class shares acquired via purchase or exchange of either the International Equity Fund or the International Equity Index Fund may not be exchanged for shares of any other STI Classic Fund within thirty (30) days of purchase or exchange into the Fund. Of course, you may redeem your shares of any STI Classic Fund at any time.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1)

48 PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" as defined later in this prospectus.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange requests.

INVESTOR SHARES

You may exchange Investor Shares of any Fund for Investor Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

FLEX SHARES

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund. For purposes of computing the CDSC applicable to Flex Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange your Flex Shares of a Fixed Income or Equity Fund into any Investor Shares of a Money Market Fund, the time your shares are held in such Money Market Fund will not count towards the CDSC one-year holding period.

TELEPHONE TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting the Adviser's investment strategy and by increasing Fund expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

o Request a substantial exchange out of any Fund within two weeks of a prior substantive exchange request out of any Fund; or

o Request a substantial exchange out of any Fund more than twice during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held on an omnibus arrangement. Dealers who purchase Flex or Investor shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, all Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                   PROSPECTUS 49

--------------------------------------------------------------------------------
                                                     DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Distribution fees, as a percentage of average daily net assets are as follows:

FOR INVESTOR SHARES
--------------------------------------------------------------------------------
BALANCED FUND                                         0.28%
CAPITAL APPRECIATION FUND                             0.68%
GROWTH AND INCOME FUND                                0.25%
INTERNATIONAL EQUITY FUND                             0.33%
INTERNATIONAL EQUITY INDEX FUND                       0.38%
MID-CAP EQUITY FUND                                   0.43%
SMALL CAP GROWTH STOCK FUND                           0.50%
VALUE INCOME STOCK FUND                               0.33%

For Flex Shares the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

QUARTERLY
--------------------------------------------------------------------------------


BALANCED FUND
CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
INFORMATION AND TECHNOLOGY FUND
MID-CAP EQUITY FUND
MID CAP VALUE EQUITY FUND
SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND
VANTAGE FUND


ANNUALLY
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF A DIFFERENT STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The International Equity Fund and International Equity Index Fund may be able to pass along a tax credit for foreign income taxes they pay. In such event, each Fund will provide you with the information necessary to reflect such foreign taxes on your federal income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

50 PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.

For the Periods Ended May 31,

For a Share Outstanding Throughout the Periods



                                                 NET REALIZED
                       NET ASSET       NET            AND      DISTRIBUTIONS
                         VALUE     INVESTMENT     UNREALIZED     FROM NET   DISTRIBUTIONS  NET ASSET              NET ASSETS
                       BEGINNING     INCOME     GAINS (LOSSES)  INVESTMENT  FROM REALIZED  VALUE END   TOTAL        END OF
                       OF PERIOD     (LOSS)     ON INVESTMENTS    INCOME    CAPITAL GAINS  OF PERIOD  RETURN (+)  PERIOD (000)
                      ----------  -----------   -------------- ------------ -------------  --------  ----------  ------------
-------------
BALANCED FUND
-------------
  Investor Shares
    2002 ..........        $13.24     $ 0.18        $(0.64)       $(0.20)      $(0.34)      $12.24    (3.57)%     $    9,020
    2001 ..........         13.43       0.27          0.11         (0.27)       (0.30)       13.24     2.91            7,834
    2000 ..........         13.32       0.29          0.31         (0.25)       (0.24)       13.43     4.66            9,627
    1999 ..........         13.14       0.24          1.10         (0.24)       (0.92)       13.32    10.70           14,962
    1998 ..........         11.99       0.28          2.19         (0.29)       (1.03)       13.14    21.72            8,313
  Flex Shares
    2002 ..........        $13.07     $ 0.10        $(0.65)       $(0.11)      $(0.34)      $12.07    (4.33)%      $  74,880
    2001 ..........         13.27       0.16          0.11         (0.17)       (0.30)       13.07     2.11           67,824
    2000 ..........         13.17       0.17          0.33         (0.16)       (0.24)       13.27     3.88           64,322
    1999 ..........         13.02       0.16          1.07         (0.16)       (0.92)       13.17     9.84           73,526
    1998 ..........         11.90       0.20          2.16         (0.21)       (1.03)       13.02    20.85           27,625
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Investor Shares
    2002 ..........        $13.59     $(0.10)       $(1.48)        --          $(0.12)      $11.89   (11.68)%       $163,155
    2001 ..........         16.91      (0.14)        (0.38)        --           (2.80)       13.59    (4.38)         202,548
    2000 ..........         16.53      (0.11)         1.41         --           (0.92)       16.91     8.29          251,421
    1999 ..........         16.43      (0.05)         2.70         --           (2.55)       16.53    17.20          311,120
    1998 ..........         15.06      (0.01)         3.95         --           (2.57)       16.43    28.71          271,044
  Flex Shares
    2002 ..........        $13.09     $(0.06)       $(1.51)        --          $(0.12)      $11.40   (12.05)%       $110,923
    2001 ..........         16.45      (0.16)        (0.40)        --           (2.80)       13.09    (4.79)         112,497
    2000 ..........         16.18      (0.24)         1.43         --           (0.92)       16.45     7.77          128,159
    1999 ..........         16.22      (0.09)         2.60         --           (2.55)       16.18    16.50          162,100
    1998 ..........         14.96      (0.04)         3.87         --           (2.57)       16.22    28.12          106,670


                                      RATIO OF       RATIO OF          INVESTMENT
                                        NET         EXPENSES TO     INCOME (LOSS) TO
                        RATIO OF     INVESTMENT    AVERAGE NET        AVERAGE NET
                       EXPENSES TO INCOME (LOSS)  ASSETS (EXCLUDING  ASSETS (EXCLUDING   PORTFOLIO
                        AVERAGE      TO AVERAGE    WAIVERS AND        WAIVERS AND        TURNOVER
                        NET ASSETS    NET ASSETS   REIMBURSEMENTS)    REIMBURSEMENTS)      RATE
                       ----------- ------------  ----------------  -------------------  ----------
-------------
BALANCED FUND
-------------
  Investor Shares
    2002 ..........       1.33%       1.46%            1.55%            1.24%               95%
    2001 ..........       1.32        1.93             1.54             1.71                99
    2000 ..........       1.27        2.07             1.51             1.83               182
    1999 ..........       1.27        1.89             1.43             1.73               179
    1998 ..........       1.26        2.21             1.59             1.88               154
  Flex Shares
    2002 ..........       2.09%       0.71%            2.16%            0.64%               95%
    2001 ..........       2.07        1.18             2.15             1.10                99
    2000 ..........       2.03        1.33             2.18             1.18               182
    1999 ..........       2.03        1.13             2.15             1.01               179
    1998 ..........       2.02        1.41             2.23             1.20               154
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Investor Shares
    2002 ..........       1.88%      (1.20)%           1.99%           (1.31)%              75%
    2001 ..........       1.86       (0.94)            1.98            (1.06)               75
    2000 ..........       1.82       (0.55)            1.98            (0.71)              129
    1999 ..........       1.82       (0.30)            1.96            (0.44)              147
    1998 ..........       1.81       (0.03)            2.01            (0.23)              194
  Flex Shares
    2002 ..........       2.35%      (1.67)%           2.39%           (1.71)%              75%
    2001 ..........       2.33       (1.41)            2.39            (1.47)               75
    2000 ..........       2.29       (1.03)            2.39            (1.13)              129
    1999 ..........       2.29       (0.86)            2.38            (0.95)              147
    1998 ..........       2.26       (0.46)            2.37            (0.57)              194

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or have been rounded to $0.

PROSPECTUS 51

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Periods Ended May 31, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods




                                                  NET REALIZED
                       NET ASSET         NET           AND      DISTRIBUTIONS
                         VALUE       INVESTMENT    UNREALIZED     FROM NET   DISTRIBUTIONS  NET ASSET              NET ASSETS
                       BEGINNING       INCOME    GAINS (LOSSES)  INVESTMENT  FROM REALIZED  VALUE END   TOTAL        END OF
                       OF PERIOD       (LOSS)    ON INVESTMENTS    INCOME    CAPITAL GAINS  OF PERIOD  RETURN (+)  PERIOD (000)
                      ----------    -----------  -------------- ------------ -------------  --------  ----------  ------------
--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Investor Shares
    2002 ..........        $15.17      $ 0.06       $(1.27)       $(0.05)       --          $13.91      (7.97)%     $36,789
    2001 ..........         15.65        0.04        (0.04)        (0.05)      $(0.43)       15.17      (0.07)       40,174
    2000 ..........         16.21        0.09         0.55         (0.08)       (1.12)       15.65       3.92        42,666
    1999(1) .......         15.21        0.04         1.99         (0.03)       (1.00)       16.21      14.31        36,958
  For the years ended November 30:
    1998 ..........         16.64        0.10         1.66         (0.10)       (3.09)       15.21      13.69        34,434
    1997 ..........         13.47        0.13         3.25         (0.14)       (0.07)       16.64      25.42        28,112
  Flex Shares
    2002 ..........        $14.96      $(0.02)      $(1.28)        --           --          $13.66      (8.69)%     $94,671
    2001 ..........         15.49       (0.05)       (0.05)        --          $(0.43)       14.96      (0.77)       78,376
    2000 ..........         16.10       --            0.51         --           (1.12)       15.49       3.11        62,462
    1999(1) .......         15.14       (0.01)        1.97         --           (1.00)       16.10      13.85        35,163
  For the years ended November 30:
    1998 ..........         16.59       (0.01)        1.64         --           (3.08)       15.14      12.78        25,656
    1997 ..........         13.44        0.04         3.23        $(0.05)       (0.07)       16.59      24.63        13,269

-------------------------------
INFORMATION AND TECHNOLOGY FUND
-------------------------------
  Flex Shares
    2002 ..........        $13.15      $(0.14)      $(5.15)        --           --         $  7.86     (40.23)%     $10,851
    2001 ..........         15.81       (0.22)       (2.44)        --           --           13.15     (16.82)       22,104
    2000(2) .......         18.20       (0.07)       (2.32)        --           --           15.81     (13.13)       20,201

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Investor Shares
    2002 ..........        $10.11       $0.14       $(1.04)        --           --         $  9.21      (8.90)%    $  5,272
    2001 ..........         12.47       (0.02)       (1.23)        --          $(1.11)       10.11     (11.13)        7,517
    2000 ..........         12.89       (0.11)        1.37        $(0.02)       (1.66)       12.47      10.15        10,462
    1999 ..........         14.92       (0.09)       (1.10)        --           (0.84)       12.89      (7.82)       14,145
    1998 ..........         13.58        0.02         2.64         --           (1.32)       14.92      21.39        17,383
  Flex Shares
    2002 ..........       $  9.68       $0.04       $(0.97)        --           --         $  8.75      (9.61)%    $  6,567
    2001 ..........         12.06       (0.16)       (1.11)        --          $(1.11)        9.68     (11.71)        7,765
    2000 ..........         12.58       (0.32)        1.46         --           (1.66)       12.06       9.38        10,891
    1999 ..........         14.68       (0.29)       (0.97)        --           (0.84)       12.58      (8.48)       17,103
    1998 ..........         13.47        0.07         2.46         --           (1.32)       14.68      20.54        21,164

-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
  Investor Shares
    2002 ..........        $11.05      $(0.02)      $(1.38)       $(0.01)       --         $  9.64     (12.65)%    $  3,222
    2001 ..........         13.80       (0.01)       (2.65)        --          $(0.09)       11.05     (19.31)        3,451
    2000 ..........         11.70       (0.11)        2.32         --           (0.11)       13.80      18.86         4,563
    1999 ..........         13.20       (0.11)        0.98         (0.18)       (2.19)       11.70       7.33         4,909
    1998 ..........         11.26        0.16         2.53         (0.07)       (0.68)       13.20      25.25         7,141
  Flex Shares
    2002 ..........        $10.93      $(0.12)      $(1.33)        --           --         $  9.48     (13.27)%    $  3,505
    2001 ..........         13.74       (0.06)       (2.66)        --          $(0.09)       10.93     (19.84)        4,731
    2000 ..........         11.73        0.08         2.04         --           (0.11)       13.74      18.04         5,853
    1999 ..........         13.17       (0.15)        0.94        $(0.04)       (2.19)       11.73       6.68         1,465
    1998 ..........         11.24        0.17         2.44         --           (0.68)       13.17      24.50         1,469

                                                                             RATIO OF NET
                                            RATIO OF        RATIO OF          INVESTMENT
                                              NET         EXPENSES TO      INCOME (LOSS) TO
                              RATIO OF     INVESTMENT     AVERAGE NET         AVERAGE NET
                             EXPENSES TO  INCOME (LOSS) ASSETS (EXCLUDING   ASSETS (EXCLUDING    PORTFOLIO
                              AVERAGE      TO AVERAGE     WAIVERS AND         WAIVERS AND         TURNOVER
                              NET ASSETS    NET ASSETS   REIMBURSEMENTS)    REIMBURSEMENTS)         RATE
                             ----------- ------------  ----------------    -------------------  ----------
--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Investor Shares
    2002 ..........              1.18%         0.44%            1.36%          0.26%               68%
    2001 ..........              1.18          0.30             1.35           0.13                73
    2000 ..........              1.18          0.58             1.31           0.45                53
    1999(1) .......              1.08          0.54             1.17           0.45                31
  For the years ended November 30:
    1998 ..........              1.03          0.63             1.18           0.48                71
    1997 ..........              1.03          0.89             1.18           0.74               100
  Flex Shares
    2002 ..........              1.93%        (0.29)%           2.16%         (0.52)%              68%
    2001 ..........              1.93         (0.45)            2.14          (0.66)               73
    2000 ..........              1.93         (0.14)            2.18          (0.39)               53
    1999(1) .......              1.83         (0.21)            1.97          (0.35)               31
  For the years ended November 30:
    1998 ..........              1.78         (0.13)            2.03          (0.38)               71
    1997 ..........              1.73          0.15             2.09          (0.20)              100

-------------------------------
INFORMATION AND TECHNOLOGY FUND
-------------------------------
  Flex Shares
    2002 ..........              2.25%        (1.99)%           2.57%         (2.31)%           1,102%
    2001 ..........              2.25         (1.50)            2.45          (1.70)              750
    2000(2) .......              2.25         (1.65)            2.40          (1.80)              250

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Investor Shares
    2002 ..........              1.83%        (0.21)%           2.08%(3)      (0.46)%(3)          102%
    2001 ..........              1.79          0.18             1.97            .--                68
    2000 ..........              1.83          0.33             1.95           0.21               179
    1999 ..........              1.83          0.30             1.93           0.20               161
    1998 ..........              1.82          0.24             1.91           0.15               108
  Flex Shares
    2002 ..........              2.53%        (0.73)%           2.93%(3)      (1.13)%(3)          102%
    2001 ..........              2.48         (0.51)            2.57          (0.60)               68
    2000 ..........              2.53         (0.38)            2.74          (0.59)              179
    1999 ..........              2.53         (0.40)            2.82          (0.69)              161
    1998 ..........              2.52         (0.46)            2.58          (0.52)              108

---------------------------
INTERNATIONAL EQUITY INDEX
---------------------------
  Investor Shares
    2002 ..........              1.49%        (0.12)%           1.90%         (0.53)%              35%
    2001 ..........              1.46          0.05             1.83          (0.32)               13
    2000 ..........              1.47          0.07             1.79          (0.25)                9
    1999 ..........              1.47          0.25             1.71           0.01                32
    1998 ..........              1.46          0.50             1.84           0.12                 1
  Flex Shares
    2002 ..........              2.14%        (0.68)%           2.62%         (1.16)%              35%
    2001 ..........              2.10         (0.61)            2.15          (0.66)               13
    2000 ..........              2.12         (0.36)            2.61          (0.85)                9
    1999 ..........              2.12         (0.30)            2.92          (1.10)               32
    1998 ..........              2.11         (0.03)            3.52          (1.44)                1

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.

(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.

(2) Flex Shares were offered beginning January 24, 2000. All ratios for the period have been annualized.

(3) This ratio has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.

(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are either $0 or rounded to $0.

52 PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Periods Ended May 31 (unless otherwise indicated)

For a Share Outstanding Throughout the Periods




                                                 NET REALIZED
                       NET ASSET       NET            AND      DISTRIBUTIONS
                         VALUE     INVESTMENT     UNREALIZED     FROM NET   DISTRIBUTIONS  NET ASSET              NET ASSETS
                       BEGINNING     INCOME     GAINS (LOSSES)  INVESTMENT  FROM REALIZED  VALUE END   TOTAL        END OF
                       OF PERIOD     (LOSS)     ON INVESTMENTS    INCOME    CAPITAL GAINS  OF PERIOD  RETURN (+)  PERIOD (000)
                      ----------  -----------   -------------- ------------ -------------  --------  ----------  ------------
-------------------
MID-CAP EQUITY FUND
-------------------
  Investor Shares
    2002 ..........        $10.64     $(0.03)      $(1.14)         --           --          $  9.47   (11.00)%    $  10,766
    2001 ..........         13.82      (0.05)       (0.62)         --          $(2.51)        10.64    (7.34)        12,316
    2000 ..........         12.50      (0.19)        2.37          --           (0.86)        13.82    18.55         14,513
    1999 ..........         13.67      (0.06)        0.08          --           (1.19)        12.50     1.17         19,230
    1998 ..........         13.17      (0.03)        2.49          --           (1.96)        13.67    20.56         24,930
  Flex Shares
    2002 ..........        $10.14     $ 0.02(6)   $(1.19)(6)      --           --          $  8.97   (11.54)%    $  13,937
    2001 ..........         13.35      (0.07)       (0.63)         --          $(2.51)        10.14    (7.88)        12,910
    2000 ..........         12.17      (0.22)        2.26          --           (0.86)        13.35    17.87         14,588
    1999 ..........         13.42      (0.14)        0.08          --           (1.19)        12.17     0.56         15,804
    1998 ..........         13.04      (0.04)        2.38          --           (1.96)        13.42    19.80         19,042

-------------------------
MID CAP VALUE EQUITY FUND
-------------------------
  Flex Shares
    2002(1) .......        $10.00     $(0.01)      $ 0.93          --           --           $10.92     9.24%     $   5,465

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Investor Shares
    2002 ..........        $18.26     $(0.17)      $(0.90)         --          $(0.07)       $17.12    (5.86)%    $  24,978
    2001 ..........         18.27      (0.59)        2.04          --           (1.46)        18.26     7.89         28,933
    2000(2) .......         16.46      (0.07)        1.88          --           --            18.27    11.00         39,865
  Flex Shares
    2002 ..........        $17.85     $(0.02)      $(1.14)         --          $(0.07)       $16.62    (6.50)%    $  29,457
    2001 ..........         18.00      (0.25)        1.56          --           (1.46)        17.85     7.19         26,941
    2000 ..........         14.46      (0.04)        3.77          --           (0.19)        18.00    25.95         23,228
    1999(3) .......         10.00      (0.19)        4.67          --           (0.02)        14.46    44.78          6,158

---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Flex Shares
    2002 ..........        $12.15        --        $ 2.29         $(0.01)       --           $14.43    18.92%     $  32,708
    2001 ..........          9.10     $ 0.07         3.04          (0.06)       --            12.15    34.30         11,167
    2000 ..........          9.65        --         (0.54)         (0.01)       --             9.10    (5.65)         8,596
    1999 ..........         12.80       0.01        (2.53)         (0.02)      $(0.61)         9.65   (19.52)        19,465
    1998(4) .......         11.28       0.03         2.17          (0.06)       (0.62)        12.80    22.29         40,613

-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Flex Shares
    2002 ..........        $26.10     $(0.41)      $(3.24)         --           --           $22.45   (13.98)%     $167,973
    2001 ..........         32.65      (0.36)       (6.19)         --           --            26.10   (20.06)       233,496
    2000 ..........         29.85      (0.16)        2.96          --           --            32.65     9.38        290,595
    1999(5) .......         25.52      (0.04)        4.37          --           --            29.85    16.97         75,875


                                                                             RATIO OF NET
                                            RATIO OF         RATIO OF        INVESTMENT
                                              NET           EXPENSES TO    INCOME (LOSS) TO
                              RATIO OF     INVESTMENT      AVERAGE NET       AVERAGE NET
                              EXPENSES TO  INCOME (LOSS)   ASSETS (EXCLUDING  ASSETS (EXCLUDING  PORTFOLIO
                               AVERAGE     TO AVERAGE       WAIVERS AND      WAIVERS AND         TURNOVER
                              NET ASSETS   NET ASSETS     REIMBURSEMENTS)  REIMBURSEMENTS)         RATE
                             ----------- ------------    ----------------  -------------------  ----------
-------------------
MID-CAP EQUITY FUND
-------------------
  Investor Shares
    2002 ..........        $    1.68%       (0.63)%            1.89%           (0.84)%                87%
    2001 ..........             1.66        (0.69)             1.86            (0.89)                100
    2000 ..........             1.62        (0.43)             1.81            (0.62)                131
    1999 ..........             1.62        (0.90)             1.76            (1.04)                 76
    1998 ..........             1.61        (0.75)             1.84            (0.98)                129
  Flex Shares
    2002 ..........        $    2.28%       (1.23)%            2.50%           (1.45)%                87%
    2001 ..........             2.26        (1.29)             2.46            (1.49)                100
    2000 ..........             2.22        (1.05)             2.44            (1.27)                131
    1999 ..........             2.22        (1.52)             2.48            (1.78)                 76
    1998 ..........             2.21        (1.37)             2.47            (1.63)                129

-------------------------
MID CAP VALUE EQUITY FUND
-------------------------
  Flex Shares
    2002(1) .......        $    1.89%       (0.31)%            2.72%           (1.14)%                30%

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Investor Shares
    2002 ..........        $    1.61%       (1.37)%            1.88%           (1.64)%               100%
    2001 ..........             1.60        (1.33)             1.87            (1.60)                112
    2000(2) .......             1.55        (1.26)             1.79            (1.50)                110
  Flex Shares
    2002 ..........        $    2.31%       (2.07)%            2.41%           (2.17)%               100%
    2001 ..........             2.29        (2.01)             2.39            (2.11)                112
    2000 ..........             2.25        (1.92)             2.42            (2.09)                110
    1999(3) .......             2.25        (1.50)             3.19            (2.44)                 75

---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Flex Shares
    2002 ..........        $    2.31%       (0.38)%            2.52%           (0.59)                 29%
    2001 ..........             2.30         0.63              2.66             0.27                  86
    2000 ..........             2.27         0.21              2.56            (0.08)                 65
    1999 ..........             2.27         0.21              2.55            (0.07)                 63
    1998(4) .......             2.06         0.01              2.35            (0.28)                 55

-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Flex Shares
    2002 ..........        $    2.31%       (1.16)%            2.36%           (1.21)%                69%
    2001 ..........             2.30        (1.15)             2.34            (1.19)                103
    2000 ..........             2.25        (0.91)             2.35            (1.01)                 30
    1999(5) .......             2.25        (0.80)             2.48            (1.03)                 18

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.

(1) Commenced operations on November 30, 2001. All ratios for the period have been annualized.

(2) Investors shares were offered beginning on December 12, 1999. All ratios for the period have been annualized.

(3) Shares were offered beginning on October 8, 1998. All ratios for the period have been annualized.

(4) Flex shares were offered beginning on June 5, 1997. All ratios for the period have been annualized.

(5) Flex shares were offered beginning on December 15, 1998. All ratios for the period have been annualized.

(6) This amount has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are either $0 or rounded to $0.

                                                                   PROSPECTUS 53

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Periods Ended May 31 (unless otherwise indicated)

For a Share Outstanding Throughout the Periods




                                                 NET REALIZED
                       NET ASSET       NET            AND      DISTRIBUTIONS
                         VALUE     INVESTMENT     UNREALIZED     FROM NET   DISTRIBUTIONS  NET ASSET              NET ASSETS
                       BEGINNING     INCOME     GAINS (LOSSES)  INVESTMENT  FROM REALIZED  VALUE END   TOTAL        END OF
                       OF PERIOD     (LOSS)     ON INVESTMENTS    INCOME    CAPITAL GAINS  OF PERIOD  RETURN (+)  PERIOD (000)
                      ----------  -----------   -------------- ------------ -------------  --------  ----------  ------------
-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Investor Shares
    2002 ..........        $11.58     $0.08        $(0.56)       $(0.09)         --        $11.01      (4.14)%     $  75,697
    2001 ..........         10.35      0.14          1.25         (0.16)         --         11.58      13.63          85,584
    2000 ..........         12.81      0.19         (1.48)        (0.18)      $(0.99)       10.35     (10.83)        104,178
    1999 ..........         13.87      0.19          1.02         (0.20)       (2.07)       12.81      10.71         194,312
    1998 ..........         13.68      0.20          2.62         (0.21)       (2.42)       13.87      22.71         210,591
  Flex Shares
    2002 ..........        $11.46        --        $(0.55)       $(0.01)         --        $10.90      (4.82)%     $  59,392
    2001 ..........         10.24     $0.04          1.26         (0.08)         --         11.46      12.85          65,895
    2000 ..........         12.68      0.08         (1.44)        (0.09)      $(0.99)       10.24     (11.50)         84,563
    1999 ..........         13.75      0.10          1.01         (0.11)       (2.07)       12.68       9.91         167,000
    1998 ..........         13.61      0.12          2.57         (0.13)       (2.42)       13.75      21.76         180,530

------------
VANTAGE FUND
------------
  Flex Shares
    2002(1) .......        $10.49    $(0.02)(2)    $(0.83)           --(2)        --       $ 9.64      (8.10)%(2)   $    860

                                                                       RATIO OF NET
                                      RATIO OF       RATIO OF           INVESTMENT
                                        NET         EXPENSES TO       INCOME (LOSS) TO
                         RATIO OF     INVESTMENT    AVERAGE NET         AVERAGE NET
                       EXPENSES TO  INCOME (LOSS) ASSETS (EXCLUDING   ASSETS (EXCLUDING     PORTFOLIO
                        AVERAGE      TO AVERAGE     WAIVERS AND         WAIVERS AND          TURNOVER
                        NET ASSETS   NET ASSETS   REIMBURSEMENTS)     REIMBURSEMENTS)         RATE
                      ------------ ------------  ----------------    -------------------    ----------
-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Investor Shares
    2002 ..........        1.28%       0.74%            1.31%              0.71%                60%
    2001 ..........        1.28        1.31             1.31               1.28                 77
    2000 ..........        1.28        1.64             1.28               1.64                 62
    1999 ..........        1.28        1.55             1.28               1.55                 69
    1998 ..........        1.27        1.47             1.27               1.47                 99
  Flex Shares
    2002 ..........        2.02%         --             2.05%             (0.03)%               60%
    2001 ..........        2.01        0.59%            2.05               0.55                 77
    2000 ..........        2.02        0.91             2.03               0.90                 62
    1999 ..........        2.02        0.81             2.03               0.80                 69
    1998 ..........        2.01        0.78             2.01               0.78                 99

------------
VANTAGE FUND
------------
  Flex Shares
    2002(1) .......        2.73%      (1.44)%(2)        3.32%(2)          (2.03)%(2)         1,063%

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.

(1) Flex shares were offered beginning on March 11, 2002. All ratios for the period have been annualized.

(2) This amount/ratio has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are either $0 or rounded to $0.

54 PROSPECTUS

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2002, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.


                                                                 STI-PS-007-0300

[GRAPHIC OMITTED]

STI CLASSIC FUNDS-BOND AND MONEY
MARKET FUNDS-TRUST SHARES


PROSPECTUS



OCTOBER 1, 2002


BOND FUNDS

CLASSIC INSTITUTIONAL SUPER SHORT
   INCOME PLUS FUND

FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
HIGH INCOME FUND
INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND

STRATEGIC INCOME FUND

U.S. GOVERNMENT SECURITIES FUND
VIRGINIA INTERMEDIATE MUNICIPAL
   BOND FUND
VIRGINIA MUNICIPAL BOND FUND

MONEY MARKET FUNDS
PRIME QUALITY MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND
U.S. GOVERNMENT SECURITIES
   MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND

INVESTMENT ADVISER
TO THE FUNDS:
TRUSCO CAPITAL MANAGEMENT, INC.
(the "Adviser")

STI CLASSIC FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

---------------------
ABOUT THIS PROSPECTUS
---------------------


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Bond and Money Market Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


2  CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND


4  FLORIDA TAX-EXEMPT BOND FUND

7  GEORGIA TAX-EXEMPT BOND FUND

10 HIGH INCOME FUND

13 INVESTMENT GRADE BOND FUND

16 INVESTMENT GRADE TAX-EXEMPT BOND FUND

19 LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

22 MARYLAND MUNICIPAL BOND FUND

25 SHORT-TERM BOND FUND

28 SHORT-TERM U.S. TREASURY SECURITIES FUND


31 STRATEGIC INCOME FUND


33 U.S. GOVERNMENT SECURITIES FUND

36 VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

39 VIRGINIA MUNICIPAL BOND FUND

42 PRIME QUALITY MONEY MARKET FUND

44 TAX-EXEMPT MONEY MARKET FUND

46 U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

48 U.S. TREASURY MONEY MARKET FUND

50 VIRGINIA TAX-FREE MONEY MARKET FUND

52 MORE INFORMATION ABOUT RISK

53 MORE INFORMATION ABOUT FUND INVESTMENTS

54 INVESTMENT ADVISER

54 PORTFOLIO MANAGERS

55 PURCHASING AND SELLING FUND SHARES

57 DIVIDENDS AND DISTRIBUTIONS

58 TAXES

59 FINANCIAL HIGHLIGHTS

BACK COVER   HOW TO OBTAIN MORE INFORMATION
             ABOUT THE STI CLASSIC FUNDS

[ICON OMITTED] FUND SUMMARY
[ICON OMITTED] INVESTMENT STRATEGY
[ICON OMITTED] WHAT ARE THE RISKS OF INVESTING?
[ICON OMITTED] PERFORMANCE INFORMATION
[ICON OMITTED] WHAT IS AN INDEX?
[ICON OMITTED] FUND FEES AND EXPENSES
[ICON OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[ICON OMITTED] INVESTMENT ADVISER
[ICON OMITTED] PURCHASING AND SELLING FUND SHARES


OCTOBER 1, 2002

                                                                   PROSPECTUS  1


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUSIP/TICKER SYMBOLS
------------------------------------------------------------------------------------------------------------------------------------



FUND NAME                                   CLASS               INCEPTION*               TICKER                 CUSIP
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
Classic Institutional Super Short
   Income Plus                              Trust                 10/1/02                --                     784767584
FL Tax-Exempt Bond                          Trust                 1/25/94                SCFTX                  784766719
GA Tax-Exempt Bond                          Trust                 1/18/94                SGATX                  784766685
High Income                                 Trust                 10/3/01                STHTX                  784767766
Investment Grade Bond                       Trust                 7/16/92                STIGX                  784766701
Investment Grade Tax-Exempt Bond            Trust                10/21/93                STTBX                  784766883
Limited-Term Federal Mortgage Securities    Trust                  6/6/94                SLMTX                  784766628
MD Municipal Bond                           Trust                  3/1/96                CMDTX                  784766131
Short-Term Bond                             Trust                 3/15/93                SSBTX                  784766826
Short-Term U.S. Treasury Securities         Trust                 3/15/93                SUSTX                  784766792
Strategic Income                            Trust                11/30/01                STICX                  784767691
U.S. Government Securities                  Trust                  8/1/94                SUGTX                  784766644
VA Intermediate Municipal Bond              Trust                 1/11/93                CRVTX                  784767105
VA Municipal Bond                           Trust                  4/4/95                CVMTX                  784766164
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
Prime Quality Money Market                  Trust                  6/8/92                SQTXX                  784766107
Tax-Exempt Money Market                     Trust                  6/8/92                STTXX                  784766503
U.S. Government Securities Money Market     Trust                  6/8/92                STUXX                  784766305
U.S. Treasury Money Market                  Trust                 2/18/87                CUSXX                  784767402
Virginia Tax-Free Money Market              Trust                 6/15/89                CFMXX                  784767501
------------------------------------------------------------------------------------------------------------------------------------

* THE INCEPTION DATE REFLECTS THE BEGINNING OF THE CLASS'S PERFORMANCE HISTORY, WHICH MAY INCLUDE THE PERFORMANCE OF OTHER CLASSES OF THE FUND AND/OR PREDECESSORS OF THE FUND. FOR FURTHER INFORMATION, SEE "PERFORMANCE INFORMATION."


--------------------------------------------------------------------------------
                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2  PROSPECTUS

--------------------------------------------------------------------------------
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with preserving
                                  capital and maintaining liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Short duration investment grade money market
                                  and fixed income securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify short duration securities
                                  that offer a comparably better return
                                  potential and yield than money market funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors seeking to maximize
                                  income consistent with limited share price
                                  volatility
--------------------------------------------------------------------------------

[ICON OMITTED]
INVESTMENT STRATEGY
The Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and Agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage backed and asset backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity.

[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interests rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund's average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may under perform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                              CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[ICON OMITTED]
PERFORMANCE INFORMATION
The Classic Institutional Super Short Income Plus Fund commenced operations on October 1, 2002 and therefore does not have a performance history for a full calendar year.

[ICON OMITTED]

FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                  TRUST SHARES
Investment Advisory Fees                                          0.50%
Other Expenses                                                    0.50%*
                                                                  -----
Total Annual Fund Operating Expenses                              1.00%**

* OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.
** THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

    Classic Institutional Super Short Income Plus Fund - Trust Shares 0.65%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR         3 YEARS
        $102           $318




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

4  PROSPECTUS

--------------------------------------------------------------------------------
FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from federal income
                                  taxes for Florida residents with shares
                                  themselves expected to be exempt from the
                                  Florida intangible personal property tax
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Florida municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest more Fund assets in
                                  undervalued sectors and less in overvalued
                                  ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Florida residents who want income exempt from
                                  federal income taxes
--------------------------------------------------------------------------------



[ICON OMITTED]
INVESTMENT STRATEGY

The Florida Tax-Exempt Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal income taxes, and the shares themselves are expected to be exempt from the Florida intangible personal property tax. Issuers of these securities can be located in Florida, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years. Under certain circumstances, such as a national financial emergency or a temporary decline in availability of Florida obligations, up to 20% of the Fund's assets may be invested in securities subject to the Florida intangible personal property tax and/or securities that generate income subject to federal personal income taxes. These securities may include short-term municipal securities outside Florida or certain taxable fixed income securities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Florida subjects the Fund to economic and government policies within Florida.

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1995  15.85%
1996   3.94%
1997   7.82%
1998   6.24%
1999  -2.31%
2000  11.64%
2001   3.68%

            BEST QUARTER              WORST QUARTER
                6.18%                    -2.30%
              (3/31/95)                 (6/30/99)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 5.10%.

                                                                    PROSPECTUS 5

--------------------------------------------------------------------------------
                                                    FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                 1 YEAR   5 YEARS  SINCE INCEPTION*
---------------------------------------------------------------
Fund Returns
Before Taxes                  3.68%    5.31%       5.59%
---------------------------------------------------------------
Fund Returns After Taxes
on Distributions              3.44%    5.15%       5.44%
---------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares           3.80%    5.03%       5.29%
---------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)      4.63%    5.94%       5.59%
---------------------------------------------------------------
Lipper Florida Municipal
Debt Funds Average (reflects
no deduction for taxes)       4.23%    4.83%       4.59%
---------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON JANUARY 25, 1994.
BENCHMARK RETURNS SINCE JANUARY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Florida Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the Average of the Florida intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.

[ICON OMITTED]

FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                 TRUST SHARES
Investment Advisory Fees                                         0.65%
Other Expenses                                                   0.11%
                                                                 -----
Total Annual Fund Operating Expenses                             0.76%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                Florida Tax-Exempt Bond Fund - Trust Shares 0.71%

6  PROSPECTUS

--------------------------------------------------------------------------------
FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


       1 YEAR         3 YEARS        5 YEARS        10 YEARS
         $78           $243           $422            $942





--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                    PROSPECTUS 7

--------------------------------------------------------------------------------
                                                    GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------




[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from federal and state
                                  income taxes for Georgia residents without
                                  undue risk
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Georgia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest more Fund assets in
                                  undervalued sectors and less in overvalued
                                  ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Georgia residents who want income exempt from
                                  federal and state income taxes
--------------------------------------------------------------------------------


[ICON OMITTED]
INVESTMENT STRATEGY

The Georgia Tax-Exempt Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal and Georgia income taxes. Issuers of these securities can be located in Georgia, Puerto Rico and other U.S. Territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser tries to diversify the Fund's holdings within Georgia. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic and government policies within Georgia.

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1995 13.51%
1996  3.53%
1997  8.17%
1998  5.79%
1999 -2.26%
2000  9.43%
2001  4.32%

            BEST QUARTER              WORST QUARTER
                5.02%                    -2.30%
              (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.52%.

8  PROSPECTUS

--------------------------------------------------------------------------------
GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER GEORGIA MUNICIPAL DEBT FUNDS AVERAGE.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                4.32%      5.01%       4.55%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions            4.31%      4.96%       4.49%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and Sale
of Fund Shares              4.17%      4.83%       4.45%
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index (reflects
no deduction for fees,
expenses or taxes)          4.63%      5.94%       5.59%
--------------------------------------------------------------------------------
Lipper Georgia Municipal
Debt Funds Average (reflects
no deduction for taxes)     4.01%      5.07%       4.48%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JANUARY 18, 1994.
BENCHMARK RETURNS SINCE JANUARY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Georgia Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the Average of the Georgia intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.


[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               0.76%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              Georgia Tax-Exempt Bond Fund - Trust Shares   0.71%

                                                                    PROSPECTUS 9

--------------------------------------------------------------------------------
                                                    GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


    1 YEAR        3 YEARS        5 YEARS         10 YEARS
      $78          $243           $422             $942





--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

10  PROSPECTUS

--------------------------------------------------------------------------------
HIGH INCOME FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL
     PRIMARY                      High current income
     SECONDARY                    Total return
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  High yield corporate, government, and other
                                  debt instruments of U.S. and non U.S. issuers
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify lower-rated securities
                                  offering high current income of issuers
                                  generating adequate cash flow to meet their
                                  obligations
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who seek high current income and who
                                  are willing to accept greater share price
                                  volatility through investment in high yield,
                                  below investment grade debt instruments
--------------------------------------------------------------------------------



[ICON OMITTED]
INVESTMENT STRATEGY
The High Income Fund invests primarily in a diversified portfolio of higher yielding, lower rated income producing securities of U.S. and non-U.S. issuers. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated as "non-investment grade" by Moody's Investor Services, Inc. or by Standard & Poor's Rating Services or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e., rated BBB- or above by S&P or Baa3 or above by Moody's). In selecting debt securities for the Fund the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                                HIGH INCOME FUND
--------------------------------------------------------------------------------




[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Performance prior to March 28, 2000 is that of the ESC Strategic Income Fund, the Fund's predecessor. Trust Shares were offered beginning October 3, 2001. Performance between May 4, 1994 and October 3, 2001 is that of the Flex Shares of the Fund, and has not been adjusted to reflect Trust Share expenses. If it had been, performance would have been higher.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. SINCE FLEX SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, RETURNS FOR TRUST SHARES WILL BE SUBSTANTIALLY SIMILAR TO THOSE OF THE FLEX SHARES, SHOWN HERE, AND DIFFER ONLY TO THE EXTENT THAT TRUST SHARE EXPENSES ARE LOWER, AND THEREFORE, PERFORMANCE WOULD BE HIGHER THAN THAT OF THE FLEX SHARES.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1995 14.91%
1996  5.84%
1997  5.05%
1998  4.43%
1999  1.28%
2000 -9.46%
2001  5.55%

            BEST QUARTER              WORST QUARTER
                6.79%                    -9.92%
              (3/31/95)                 (3/31/00)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -5.51%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Flex Shares. After-tax returns for other classes will vary.

FLEX SHARES                 1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 3.58%      1.21%     3.21%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions       0.74%     -1.59%     0.41%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares          2.16%     -0.39%     1.20%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Corporate High Yield
Bond Index (reflects
no deduction for fees,
expenses or taxes)           5.28%      3.11%     6.08%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE FLEX SHARES ON MAY 4, 1994.
BENCHMARK RETURNS SINCE APRIL 30, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


[ICON OMITTED]

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index which covers the universe of fixed rate, non-investment grade debt.

12 PROSPECTUS

--------------------------------------------------------------------------------
HIGH INCOME FUND
--------------------------------------------------------------------------------




[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.80%
Other Expenses                                                      0.17%
                                                                    -----
Total Annual Fund Operating Expenses                                0.97%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES SHOULD BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

                    High Income Fund - Trust Shares   0.82%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

        1 YEAR       3 YEARS         5 YEARS        10 YEARS
          $99         $309            $536           $1,190





--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 13

--------------------------------------------------------------------------------
                                                      INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High total return through current income and
                                  capital appreciation, while preserving the
                                  principal amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Investment grade U.S. government and corporate
                                  debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify relatively inexpensive
                                  securities in a selected market index
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want to receive income from
                                  their investment, as well as an increase in
                                  the value of the investment
--------------------------------------------------------------------------------




[ICON OMITTED]
INVESTMENT STRATEGY

The Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

14  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------




[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1993 10.84%
1994 -3.32%
1995 17.80%
1996  2.34%
1997  9.08%
1998  9.19%
1999 -1.53%
2000  6.57%
2001  9.06%

            BEST QUARTER              WORST QUARTER
                6.11%                    -2.67%
              (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.41%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 9.06%      6.39%    6.44%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions             6.90%      3.93%    4.02%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares          5.49%      3.90%    3.98%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Index
(reflects no deduction for fees,
expenses or taxes)           8.51%      7.36%    7.17%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Aggregate Bond Index
(reflects no deduction for fees,
expenses or taxes)           8.42%      7.43%    7.16%
--------------------------------------------------------------------------------
Lipper Intermediate Investment
Grade Debt Funds Average
(reflects no deduction
for taxes)                   7.62%      6.44%    6.43%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON JULY 16, 1992.
BENCHMARK RETURNS SINCE JULY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

                                                                   PROSPECTUS 15

--------------------------------------------------------------------------------
                                                      INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index that combines the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers U.S. Government/Credit Index consists of U.S. government obligations and corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index consists of mortgage-backed securities rated AAA. The Lehman Brothers U.S. Aggregate Bond Index includes fixed income securities rated investment grade (BBB) or higher, with maturities of at least one year. The securities in the Index have outstanding par values of at least $100 million for U.S. government obligations and $25 million for the others. The Lipper Intermediate Investment Grade Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the Average of the intermediate term investment grade bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.



[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.74%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               0.83%

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                 Investment Grade Bond Fund - Trust Shares 0.81%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:
        1 YEAR       3 YEARS         5 YEARS        10 YEARS
          $85         $265            $460           $1,025




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

16  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High total return through (i) current income
                                  that is exempt from federal income taxes and
                                  (ii) capital appreciation, while preserving
                                  the principal amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Investment grade municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest more Fund assets in
                                  undervalued sectors and less in overvalued
                                  ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want to receive tax-free current
                                  income and an increase in the value of their
                                  investment
--------------------------------------------------------------------------------



[ICON OMITTED]
INVESTMENT STRATEGY

The Investment Grade Tax-Exempt Bond Fund invests at least 80% of its net assets in investment grade tax-exempt obligations, like municipal securities. The issuers of these securities may be located in any U.S. state, territory or possession. In addition, up to 20% of the Fund may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1994 -0.32%
1995 14.97%
1996  5.52%
1997  7.79%
1998  7.06%
1999 -0.26%
2000 10.87%
2001  5.51%


            BEST QUARTER              WORST QUARTER
                6.07%                    -3.14%
              (3/31/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.44%.

                                                                   PROSPECTUS 17

--------------------------------------------------------------------------------
                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------



THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 5.51%      6.13%    6.19%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions       4.57%      5.27%    5.14%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions and
Sale of Fund Shares          4.73%      5.23%    5.14%
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)     6.21%      5.35%    5.10%
--------------------------------------------------------------------------------
Lipper Intermediate Municipal
Debt Funds Average
(reflects no deduction
for taxes)                   4.51%      4.83%    4.80%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON OCTOBER 21, 1993.
BENCHMARK RETURNS SINCE OCTOBER 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index of intermediate investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The Lipper Intermediate Municipal Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the Average of intermediate term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.

18  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.74%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               0.84%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

           Investment Grade Tax-Exempt Bond Fund - Trust Shares 0.81%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $86           $268            $466           $1,037



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 19

--------------------------------------------------------------------------------
                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------






[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Mortgage-backed securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify securities that are less
                                  prone to prepayment risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive
                                  income from their investment
--------------------------------------------------------------------------------



[ICON OMITTED]
INVESTMENT STRATEGY

The Limited-Term Federal Mortgage Securities Fund invests at least 80% of its net assets in U.S. government agency mortgage-backed securities, such as Fannie Mae, GNMA and collateralized mortgage obligations. These securities typically have an effective maturity from 1 to 5 years. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempts to reduce the risk that the underlying mortgages are prepaid by focusing on securities that it believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

20  PROSPECTUS

--------------------------------------------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1995 12.14%
1996  4.53%
1997  6.74%
1998  6.90%
1999  1.25%
2000  8.60%
2001  7.41%

            BEST QUARTER              WORST QUARTER
                4.36%                    -0.29%
              (9/30/01)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 3.33%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MERRILL LYNCH 1-5 YEAR U.S. TREASURIES/AGENCIES INDEX AND THE MERRILL LYNCH 1-5 YEAR U.S. TREASURIES INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 7.41%      6.15%    6.27%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions       5.54%      3.82%    3.88%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions and
Sale of Fund Shares          4.50%      3.75%    3.82%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year U.S.
Treasuries/Agencies Index
(reflects no deduction for fees,
expenses or taxes)           8.53%      6.85%    6.89%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year U.S.
Treasuries Index (reflects no
deduction for fees, expenses
or taxes)                    8.37%      6.80%    6.84%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 6, 1994.
BENCHMARK RETURNS SINCE MAY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The current market value of the Index is $1.50 trillion with duration of 2.06 years and yield to maturity of 2.48%. The Merrill Lynch 1-5 Year U.S. Treasury Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years.

                                                                   PROSPECTUS 21

--------------------------------------------------------------------------------
                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.65%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                0.75%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

       Limited-Term Federal Mortgage Securities Fund - Trust Shares 0.70%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $77           $240            $417            $930



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

22  PROSPECTUS

--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income exempt from federal and
                                  Maryland income tax, consistent with
                                  preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Maryland municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest in investment grade
                                  municipal securities
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Maryland residents who want income exempt from
                                  federal and state income taxes
--------------------------------------------------------------------------------




[ICON OMITTED]
INVESTMENT STRATEGY

The Maryland Municipal Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal and Maryland income taxes. Issuers of these securities can be located in Maryland, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies of Maryland.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1997  8.78%
1998  5.87%
1999 -3.33%
2000 11.31%
2001  4.54%


            BEST QUARTER              WORST QUARTER
                4.08%                    -1.52%
             (12/31/00)                 (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.41%.

                                                                   PROSPECTUS 23

--------------------------------------------------------------------------------
                                                    MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------




THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER MARYLAND MUNICIPAL DEBT FUNDS AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, BUT THE ADVISER BELIEVES THAT THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX BETTER ALIGNS WITH THE CURRENT STRATEGY FOR, AND PEER GROUP OF, THE FUND.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 4.54%      5.31%     4.54%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions       4.54%      5.30%     4.53%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions
and Sale of Fund Shares      4.32%      5.12%     4.48%
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index (reflects
no deduction for fees,
expenses or taxes)           4.63%      5.94%     5.77%
--------------------------------------------------------------------------------
Lipper Maryland Municipal
Debt Funds Average (reflects
no deduction for taxes)      4.22%      4.76%     4.65%
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Bond Index
(reflects no deduction for
fees, expenses or taxes)     5.09%      5.92%     5.80%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON MARCH 1, 1996.
BENCHMARK RETURNS SINCE FEBRUARY 29, 1996 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Maryland Municipal Debt Funds Average is an average of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). The number of funds in the Average varies. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.

24  PROSPECTUS

--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.14%
                                                                   -----
Total Annual Fund Operating Expenses                               0.79%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                Maryland Municipal Bond Fund - Trust Shares 0.71%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $81           $252            $439            $978



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 25

--------------------------------------------------------------------------------
                                                            SHORT-TERM BOND FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Investment grade U.S. government and corporate
                                  debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify securities that offer a
                                  comparably better return than similar
                                  securities for a given level of credit risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Income oriented investors who are willing to
                                  accept increased risk for the possibility of
                                  returns greater than money market investing
--------------------------------------------------------------------------------




[ICON OMITTED]
INVESTMENT STRATEGY

The Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an average weighted maturity of approximately 3 years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

26  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1994 -0.07%
1995 11.77%
1996  3.90%
1997  6.78%
1998  6.84%
1999  0.92%
2000  7.64%
2001  7.54%

            BEST QUARTER              WORST QUARTER
                3.86%                    -0.75%
              (9/30/01)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -0.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 7.54%      5.91%    5.56%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions       5.43%      3.68%    3.38%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares          4.56%      3.62%    3.36%
--------------------------------------------------------------------------------
Salomon 1-3 Year Treasury/
Government Sponsored/
Corporate Index (reflects no
deduction for fees,
expenses or taxes)           8.87%      6.77%    6.10%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON MARCH 15, 1993.
BENCHMARK RETURNS SINCE FEBRUARY 28, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.

                                                                   PROSPECTUS 27

--------------------------------------------------------------------------------
                                                            SHORT-TERM BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               0.75%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                   Short-Term Bond Fund - Trust Shares 0.70%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $77           $240            $417            $930



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

28  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------




[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Short-term U.S. Treasury securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify Treasury securities with
                                  maturities that offer a comparably better
                                  return potential and yield than either shorter
                                  maturity or longer maturity securities for a
                                  given level of interest rate risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Income oriented investors who are willing to
                                  accept increased risk for the possibility of
                                  returns greater than money market investing
--------------------------------------------------------------------------------


[ICON OMITTED]
INVESTMENT STRATEGY
The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less). The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1994 1.41%
1995 8.58%
1996 4.52%
1997 5.86%
1998 6.24%
1999 2.71%
2000 6.65%
2001 6.55%

            BEST QUARTER              WORST QUARTER
                2.64%                    -0.10%
              (9/30/01)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 1.89%.

                                                                   PROSPECTUS 29

--------------------------------------------------------------------------------
                                        SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY INDEX AND THE SALOMON 6 MONTH TREASURY BILL INDEX.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 6.55%      5.59%    5.14%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions       4.67%      3.58%    3.17%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions
and Sale of Fund Shares      3.96%      3.47%    3.12%
--------------------------------------------------------------------------------
Salomon 1-3 Year Treasury
Index (reflects no deduction
for fees, expenses
or taxes)                    8.31%      6.59%    5.95%
--------------------------------------------------------------------------------
Salomon 6 Month Treasury
Bill Index (reflects no deduction
for fees, expenses
or taxes)                    4.53%      5.22%    5.02%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON MARCH 15, 1993.
BENCHMARK RETURNS SINCE FEBRUARY 28, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Salomon 6 Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills.

[ICON OMITTED]



FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                  TRUST SHARES
Investment Advisory Fees                                          0.65%
Other Expenses                                                    0.11%
                                                                  -----
Total Annual Fund Operating Expenses                              0.76%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

          Short-Term U.S. Treasury Securities Fund - Trust Shares 0.70%

30  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $78           $243            $422            $942





--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 31


--------------------------------------------------------------------------------
                                                           STRATEGIC INCOME FUND
--------------------------------------------------------------------------------




[ICON OMITTED]
FUND SUMMARY


INVESTMENT GOAL
     PRIMARY                      Current income
     SECONDARY                    Preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  High yield corporate, government, and other
                                  debt instruments of U.S. and non U.S. issuers
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to increase income while reducing
                                  share price volatility through diversification
                                  across three major sectors of the fixed income
                                  market
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who seek high current income with
                                  reduced risk of share price volatility
--------------------------------------------------------------------------------


[ICON OMITTED]
INVESTMENT STRATEGY
The Strategic Income Fund invests primarily in a diversified portfolio of high yield corporate, U.S. government and international bonds. The Fund will maintain a minimum average credit quality rating of BBB. The Fund will invest at least 15%, but not more than 60%, of its assets in a particular sector. In selecting debt securities for the Fund, the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

32  PROSPECTUS

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
PERFORMANCE INFORMATION
The Strategic Income Fund commenced operations on November 30, 2001, and therefore does not have a performance history for a full calendar year.


[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.85%
Other Expenses                                                      0.19%
                                                                    -----
Total Annual Fund Operating Expenses                                1.04%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER INTENDS TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                   Strategic Income Fund - Trust Shares 0.94%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS
    $106           $331


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 33

--------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Mortgage-backed securities and U.S. Treasury
                                  obligations
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low to moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to increase income without adding
                                  undue risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive
                                  income from their investment
--------------------------------------------------------------------------------




[ICON OMITTED]
INVESTMENT STRATEGY

The U.S. Government Securities Fund invests at least 80% of its net assets in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The average maturity of the Fund's portfolio will typically range from 7 to 14 years.

[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1995 17.33%
1996  2.55%
1997  8.94%
1998  8.16%
1999 -0.97%
2000 10.98%
2001  6.92%

            BEST QUARTER              WORST QUARTER
                5.89%                    -2.24%
              (6/30/95)                 (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.00%.

34  PROSPECTUS

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------




THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MERRILL LYNCH GOVERNMENT/MORTGAGE INDEX AND THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                  6.92%    6.72%     6.89%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions        4.20%    4.24%     4.35%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions and
Sale of Fund Shares           4.26%    4.15%     4.26%
--------------------------------------------------------------------------------
Merrill Lynch Government/
Mortgage Index (reflects no
deduction for fees, expenses
or taxes)                     7.59%    7.44%     7.71%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government Bond Index
(reflects no deduction for fees,
expenses or taxes)            8.42%    7.06%     7.11%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON AUGUST 1, 1994.
BENCHMARK RETURNS SINCE JULY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/Mortgage Index is a synthetic index created by combining, at their respective market weights (i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.

                                                                   PROSPECTUS 35

--------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------




[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.74%
Other Expenses                                                      0.11%
                                                                    -----
Total Annual Fund Operating Expenses                                0.85%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              U.S. Government Securities Fund - Trust Shares 0.82%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $87           $271            $471           $1,049



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

36  PROSPECTUS

--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income exempt from federal and
                                  Virginia income tax, consistent with
                                  preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Virginia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to limit risk by investing in
                                  investment grade municipal securities with an
                                  intermediate average maturity
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Virginia residents who want income exempt from
                                  federal and state income taxes
--------------------------------------------------------------------------------




[ICON OMITTED]
INVESTMENT STRATEGY

The Virginia Intermediate Municipal Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. The Adviser also considers stability and growth of principal. The Adviser expects that the Fund's average weighted maturity will range from 5 to 10 years but there is no limit on the maturities of individual securities.

[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of Virginia.


[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1994 -6.45%
1995 14.25%
1996  2.95%
1997  7.25%
1998  5.22%
1999 -2.34%
2000  9.39%
2001  4.44%

            BEST QUARTER              WORST QUARTER
                5.99%                     -6.80%
              (3/31/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.00%.

                                                                   PROSPECTUS 37

--------------------------------------------------------------------------------
                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE LEHMAN BROTHER'S 5-YEAR GENERAL OBLIGATION BOND INDEX, BUT THE ADVISER BELIEVES THAT THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX MORE ACCURATELY ALIGNS WITH THE CURRENT STRATEGY FOR, AND PEER GROUP OF, THIS INTERMEDIATE MATURITY FUND.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 4.44%      4.71%    4.76%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions       4.43%      4.64%    4.71%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions
and Sale of Fund Shares      4.33%      4.64%    4.68%
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
Municipal Bond Index
(reflects no deduction for fees,
expenses or taxes)           6.21%      5.35%    5.48%
--------------------------------------------------------------------------------
Lipper Other States
Intermediate Municipal
Debt Funds Objective
Average (reflects no
deduction for taxes)         4.34%      4.48%    4.97%
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
General Obligation Bond
Index (reflects no deduction for
fees, expenses or taxes)     5.98%      5.31%    5.50%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JANUARY 11, 1993.
BENCHMARK RETURNS SINCE DECEMBER 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index composed of tax-exempt bonds with maturities ranging between 4 and 6 years. The Lipper Other States Intermediate Municipal Debt Funds Average is an average of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis. The number of funds in the Average varies. The Lehman Brothers 5-year General Obligation Bond Index is a widely-recognized index of municipal bonds with maturities ranging from 4 to 6 years.

38  PROSPECTUS

--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.65%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                0.75%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $77           $240            $417            $930



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 39

--------------------------------------------------------------------------------
                                                    VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income exempt from federal and
                                  Virginia income taxes, consistent with
                                  preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Virginia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest in investment grade
                                  municipal securities
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Virginia residents who want income exempt from
                                  federal and state income taxes
--------------------------------------------------------------------------------



[ICON OMITTED]
INVESTMENT STRATEGY
The Virginia Municipal Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of Virginia.

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1996  1.68%
1997  8.82%
1998  5.85%
1999 -4.86%
2000 11.65%
2001  4.23%

            BEST QUARTER              WORST QUARTER
                4.36%                    -2.73%
             (12/31/00)                 (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.30%.

40  PROSPECTUS

--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER VIRGINIA MUNICIPAL DEBT FUNDS AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, BUT THE ADVISER BELIEVES THAT THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX BETTER ALIGNS WITH THE CURRENT STRATEGY FOR, AND PEER GROUP OF, THE FUND.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 4.23%      4.99%    5.24%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions       4.23%      4.94%    5.15%
--------------------------------------------------------------------------------
Fund Returns After
Taxes on Distributions and
Sale of Fund Shares          4.20%      4.88%    5.07%
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index
(reflects no deduction for fees,
expenses or taxes)           4.63%      5.94%    6.49%
--------------------------------------------------------------------------------
Lipper Virginia Municipal
Debt Funds Average (reflects
no deduction for taxes)      4.11%      4.93%    5.60%
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Bond Index
(reflects no deduction for fees,
expenses or taxes)           5.09%      5.92%    6.43%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON APRIL 4, 1995.
BENCHMARK RETURNS SINCE MARCH 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Virginia Municipal Debt Funds Average is an average of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). The number of funds in the Average varies. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.

                                                                   PROSPECTUS 41

--------------------------------------------------------------------------------
                                                    VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.65%
Other Expenses                                                      0.12%
                                                                    -----
Total Annual Fund Operating Expenses                                0.77%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $79           $246            $428            $954




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

42  PROSPECTUS

--------------------------------------------------------------------------------
PRIME QUALITY MONEY MARKET FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
                                  and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify money market instruments
                                  with the most attractive risk/return
                                  trade-off
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive
                                  current income from their investment
--------------------------------------------------------------------------------



[ICON OMITTED]
INVESTMENT STRATEGY
The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1993 2.77%
1994 3.77%
1995 5.47%
1996 4.99%
1997 5.15%
1998 5.10%
1999 4.74%
2000 6.04%
2001 3.72%

            BEST QUARTER              WORST QUARTER
                1.55%                     0.52%
              (9/30/00)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.75%.

                                                                   PROSPECTUS 43

--------------------------------------------------------------------------------
                                                 PRIME QUALITY MONEY MARKET FUND
--------------------------------------------------------------------------------



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. FIRST TIER RETAIL AVERAGE.


TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Prime Quality Money
Market Fund                  3.72%      4.95%    4.54%
--------------------------------------------------------------------------------
iMoneyNet, Inc.
First Tier Retail Average    3.54%      4.77%    4.40%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 8, 1992.
BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

To obtain more information about the Fund's current yield, call 1-800-814-3397.


[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Retail Average is a widely-recognized composite of money market funds, which invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies.



[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               0.74%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              Prime Quality Money Market Fund - Trust Shares 0.63%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $76           $237            $411            $918



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

44  PROSPECTUS

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current interest income exempt from
                                  federal income taxes, while preserving capital
                                  and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Municipal money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to increase income without added risk
                                  by analyzing credit quality
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive
                                  current tax-exempt income from their
                                  investment
--------------------------------------------------------------------------------


[ICON OMITTED]
INVESTMENT STRATEGY
The Tax-Exempt Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal income taxes. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1993 2.02%
1994 2.47%
1995 3.48%
1996 3.06%
1997 3.23%
1998 3.02%
1999 2.80%
2000 3.69%
2001 2.26%

            BEST QUARTER              WORST QUARTER
                0.98%                     0.35%
              (6/30/00)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.44%.

                                                                   PROSPECTUS 45

--------------------------------------------------------------------------------
                                                    TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. TAX-FREE RETAIL AVERAGE.


TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Tax-Exempt Money
Market Fund                  2.26%      3.00%    2.86%
--------------------------------------------------------------------------------
iMoneyNet, Inc.
Tax-Free Retail Average      2.27%      2.90%    2.76%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 8, 1992.
BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

To obtain more information about the Fund's current yield, call 1-800-814-3397.


[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Retail Average is a widely-recognized composite of money market funds which invest in short-term municipal securities, the income of which is exempt from federal taxation. The number of funds in the Average varies.


[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.55%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               0.65%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                Tax-Exempt Money Market Fund - Trust Shares 0.55%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $66           $208            $362            $810


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

46  PROSPECTUS

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
                                  and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  U.S. Treasury and government agency
                                  securities, and repurchase agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to increase income without adding
                                  undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive
                                  current income
--------------------------------------------------------------------------------


[ICON OMITTED]
INVESTMENT STRATEGY
The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.



[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1993 2.67%
1994 3.64%
1995 5.39%
1996 4.81%
1997 4.99%
1998 4.88%
1999 4.41%
2000 5.71%
2001 3.67%

            BEST QUARTER              WORST QUARTER
                1.49%                     0.48%
             (12/31/00)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.75%.

                                                                   PROSPECTUS 47

--------------------------------------------------------------------------------
                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. GOVERNMENT & AGENCY RETAIL AVERAGE.


TRUST SHARES                1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
U.S. Government Securities
Money Market Fund            3.67%      4.73%    4.37%
--------------------------------------------------------------------------------
iMoneyNet, Inc.
Government & Agency
Retail Average               3.53%      4.73%    4.34%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 8, 1992.
BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

To obtain more information about the Fund's yield, call 1-800-814-3397.


[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government & Agency Retail Average is a widely-recognized composite of all money market funds which invest in U.S. Treasury Bills, repurchase agreements or securities issued by agencies of the U.S. government. The number of funds in the Average varies.


[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.65%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                0.75%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

        U.S. Government Securities Money Market Fund - Trust Shares 0.66%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $77           $240            $417            $930



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

48  PROSPECTUS

--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------



[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income, while maintaining
                                  liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Money market instruments issued and guaranteed
                                  by the U.S. Treasury
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Investing in U.S. Treasury obligations and
                                  repurchase agreements
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive
                                  current income from their investment
--------------------------------------------------------------------------------



[ICON OMITTED]
INVESTMENT STRATEGY
The U.S. Treasury Money Market Fund invests solely in U.S. Treasury obligations and repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (Standard and Poor's Corporation, AAA). As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1992 3.40%
1993 2.51%
1994 3.50%
1995 5.33%
1996 4.77%
1997 4.93%
1998 4.82%
1999 4.38%
2000 5.63%
2001 3.32%

            BEST QUARTER              WORST QUARTER
                1.46%                     0.41%
             (12/31/00)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.63%.

                                                                   PROSPECTUS 49

--------------------------------------------------------------------------------
                                                 U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC.
TREASURY & REPO RETAIL AVERAGE.


TRUST SHARES                1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
U.S. Treasury Money
Market Fund                  3.32%      4.61%    4.25%
--------------------------------------------------------------------------------
iMoneyNet, Inc. Treasury
& Repo Retail Average        3.42%      4.61%    4.24%
--------------------------------------------------------------------------------


To obtain more information about the Fund's current yield, call 1-800-814-3397.


[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Retail Average is a widely-recognized composite of money market funds which invest in U.S. Treasury Bills and repurchase agreements backed by these securities. The number of funds in the Average varies.


[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.65%
Other Expenses                                                      0.09%
                                                                    -----
Total Annual Fund Operating Expenses                                0.74%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              U.S. Treasury Money Market Fund - Trust Shares 0.65%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $76           $237            $411            $918




--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

50  PROSPECTUS

--------------------------------------------------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------


[ICON OMITTED]
FUND SUMMARY

INVESTMENT GOAL                   High current income exempt from federal and
                                  Virginia income taxes, while preserving
                                  capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Virginia municipal money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to increase income without added risk
                                  by analyzing credit quality
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Virginia residents who want to receive current
                                  income exempt from federal and state income
                                  taxes
--------------------------------------------------------------------------------



[ICON OMITTED]
INVESTMENT STRATEGY
The Virginia Tax-Free Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?
An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies within Virginia.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

[ICON OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1992 2.86%
1993 1.84%
1994 2.18%
1995 3.28%
1996 3.11%
1997 3.08%
1998 2.93%
1999 2.81%
2000 3.71%
2001 2.31%

            BEST QUARTER              WORST QUARTER
                0.97%                     0.35%
              (6/30/00)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.48%.

                                                                   PROSPECTUS 51

--------------------------------------------------------------------------------
                                             VIRGINIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. TAX-FREE RETAIL AVERAGE.


TRUST SHARES                1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Virginia Tax-Free
Money Market Fund            2.31%      2.97%    2.81%
--------------------------------------------------------------------------------
iMoneyNet, Inc. Tax-Free
Retail Average               2.27%      2.90%    2.76%
--------------------------------------------------------------------------------


To obtain more information about the Fund's current yield, call 1-800-814-3397.


[ICON OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Retail Average is a widely-recognized composite of money market funds which invest in short-term municipal securities, the income of which is exempt from federal taxation. The number of funds in the Average varies.


[ICON OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.40%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               0.50%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $51           $160            $280            $628





--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

52  PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------


[ICON OMITTED]
MORE INFORMATION ABOUT RISK



DERIVATIVES RISK
STRATEGIC INCOME FUND
The Fund may use derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

FIXED INCOME RISK
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
HIGH INCOME FUND INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
U.S. GOVERNMENT SECURITIES FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND
TAX-EXEMPT MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


CREDIT RISK
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND


The possibility that an issuer will be unable to make timely payments of either principal or interest.

MUNICIPAL ISSUER RISK
FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
MARYLAND MUNICIPAL BOND FUND
TAX-EXEMPT MONEY MARKET FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND
VIRGINIA TAX-FREE MONEY MARKET FUND

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

                                                                   PROSPECTUS 53

--------------------------------------------------------------------------------
                                         MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------




FOREIGN SECURITY RISKS
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
HIGH INCOME FUND
STRATEGIC INCOME FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

HEDGING RISK
STRATEGIC INCOME FUND
Hedging is a strategy designed to offset investment risks. There are risks associated with hedging activities, including:
o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.
o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.
o  There may not be a liquid secondary market for a futures contract or option.
o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.


REGIONAL RISK
FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
MARYLAND MUNICIPAL BOND FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND
VIRGINIA TAX-FREE MONEY MARKET FUND

To the extent that the Fund's investments are concentrated in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

[ICON OMITTED]
MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal

54  PROSPECTUS

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------



conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Bond Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Bond Fund, Virginia Intermediate Municipal Bond Fund and the U.S. Government Securities Fund each may shorten its average weighted maturity to as little as 90 days. A Bond Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

[ICON OMITTED]
INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

   CLASSIC INSTITUTIONAL SUPER SHORT
      INCOME PLUS FUND                                  0.20%
   FLORIDA TAX-EXEMPT BOND FUND                         0.60%
   GEORGIA TAX-EXEMPT BOND FUND                         0.60%
   HIGH INCOME FUND                                     0.65%
   INVESTMENT GRADE BOND FUND                           0.72%
   INVESTMENT GRADE TAX-EXEMPT BOND FUND                0.71%
   LIMITED-TERM FEDERAL MORTGAGE
      SECURITIES FUND                                   0.60%
   MARYLAND MUNICIPAL BOND FUND                         0.57%
   SHORT-TERM BOND FUND                                 0.60%
   SHORT-TERM U.S. TREASURY
      SECURITIES FUND                                   0.59%
   STRATEGIC INCOME FUND                                0.75%
   U.S. GOVERNMENT SECURITIES FUND                      0.71%
   VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND            0.65%
   VIRGINIA MUNICIPAL BOND FUND                         0.65%
   PRIME QUALITY MONEY MARKET FUND                      0.54%
   TAX-EXEMPT MONEY MARKET FUND                         0.45%
   U.S. GOVERNMENT SECURITIES
      MONEY MARKET FUND                                 0.56%
   U.S. TREASURY MONEY MARKET FUND                      0.56%
   VIRGINIA TAX-FREE MONEY MARKET FUND                  0.40%

The Adviser may use its affiliates as brokers for fund transactions.

PORTFOLIO MANAGERS

Mr. Robert W. Corner has served as a Vice President of Trusco since September 1996. Mr. Corner has managed the Classic Institutional Super Short Income Plus Fund since it began operating in April 2002. He has more than 15 years of investment experience.

Mr. Ronald Schwartz, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1988. He has managed the Florida Tax-Exempt Bond Fund since it began operating in January 1994, and the Investment Grade Tax-Exempt Bond Fund since it began operating in June 1992. He has more than 21 years of investment experience.

Ms. Gay Cash has served as a Vice President of Trusco since July 2000. She has managed the Georgia Tax-Exempt Bond Fund since it began operating in January 1994. Previously, she had served as First Vice President of SunTrust Bank, Atlanta since 1998, and had worked there since 1987. She has more than 23 years of investment experience.

The Investment Grade Bond Fund and the Limited-Term Federal Mortgage Securities Fund are co-managed by Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA. In January 2000, Mr. Denney was named Managing

                                                                   PROSPECTUS 55

--------------------------------------------------------------------------------
                                              PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------



Director of SunTrust Bank and is now Managing Director of Trusco, after serving as Managing Director of STI since 1983. Mr. Denney has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Federal Mortgage Securities Fund since it began operating in June 1994. Mr. Denney has more than 23 years of investment experience. In January 2000, Mr. West was named Managing Director of SunTrust Bank and is now Managing Director of Trusco, after working at STI since 1985. Mr. West has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Federal Mortgage Securities Fund since it began operating in June 1994. Mr. West has more than 16 years of investment experience.

Mr. George E. Calvert, Jr., has served as Vice President of Trusco since 2000. He has managed the Maryland Municipal Bond Fund since 2000, the Virginia Municipal Bond Fund since 2000, and the Virginia Intermediate Municipal Bond Fund since 2000. Prior to joining Trusco, Mr. Calvert served as a fixed income trader from 1998 to 2000 for Tredegar Trust Company. He also served as Vice President, Investment Division, of Central Fidelity Bank from 1988 to 1998. Mr. Calvert has more than 29 years of investment experience.

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1983 to 1996, and rejoined the firm in 1998. She has managed the Short-Term Bond Fund since February 1999, and the High Income Fund since April 2000. She has more than 20 years of investment experience.

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Prime Quality Money Market Fund since it began operating in June 1992, the Short-Term U.S. Treasury Securities Fund since July 1996, and the U.S. Treasury Money Market Fund since October 2000. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 17 years of investment experience.

Mr. Neil J. Powers, CFA, joined Trusco in 1997 and serves as a Managing Director. He has managed the U.S. Government Securities Fund since November 2000 and the Strategic Income Fund since it began operating in November 2001. Prior to joining Trusco, Mr. Powers worked at Putnam Investments, from 1986 to 1997, where he managed multi-sector bond funds and separately managed institutional accounts. He has more than 18 years of investment experience.

Mr. Robert S. Bowman, CFA, has served as a Vice President of Trusco since January 1999. He has managed the Virginia Tax-Free Money Market Fund since May 1995, the Tax-Exempt Money Market Fund since July 2000 and the U.S. Government Securities Money Market Fund since October 2000. Prior to joining Trusco, Mr. Bowman served as an assistant trader from 1994 to 1995, and Vice President of Crestar Asset Management Company since 1995. He has more than 8 years of investment experience.


[ICON OMITTED]
PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions and potentially through the Investor's Advantage Account (an asset allocation account available through SunTrust Securities, Inc.). Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

56  PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


WHEN CAN YOU PURCHASE SHARES?
You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). But you may not purchase shares of the Money Market Funds on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV for each Fund (except the Money Market Funds), generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time.) So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Money Market Funds must generally receive your order before 10:30 a.m., Eastern Time for the Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund or before 2:00 p.m., Eastern Time for the Prime Quality Money Market and U.S. Government Securities Money Market Funds. Also each Money Market Fund must receive federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Money Market Fund receives federal funds before calculating its NAV the following day.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV
In calculating NAV, a Fund (except the Money Market Funds) generally values its investment portfolio at market price. In calculating NAV for each Money Market Fund, each Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If market prices are unavailable or a Fund thinks that the market price or amortized cost valuation method is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Each Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.


The Strategic Income Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot purchase or sell Fund shares.


NET ASSET VALUE
NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

                                                                   PROSPECTUS 57

--------------------------------------------------------------------------------
                                                     DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Redemption orders must be received by the Money Market Funds on a Business Day before 10:30 a.m., Eastern Time for the Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund or 2:00 p.m., Eastern Time for the Prime Quality, U.S. Treasury and U.S. Government Securities Money Market Funds. Orders received after these times will be executed the following Business Day.

RECEIVING YOUR MONEY
Normally, the Funds will send your sales proceeds within five Business Days after a Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


TELEPHONE TRANSACTIONS
Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS
Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting the Adviser's investment strategy and by increasing Fund expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

o Request a substantial exchange out of any Fund within two weeks of a prior substantive exchange request out of any Fund; or

o Request a substantial exchange out of any Fund more than twice during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held on an omnibus arrangement. Dealers who purchase Trust shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, all Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.


DIVIDENDS AND DISTRIBUTIONS
Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

58  PROSPECTUS

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------



TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

Shareholders of the Money Market Funds, however, should be aware that because the Funds each expect to maintain a stable $1.00 net asset value per share, they should not expect to realize any gain or loss on the sale or exchange of Money Market Fund shares.


The Classic Institutional Super Short Income Plus Fund expects that some portion of the Fund's distributions will represent interest earned on U.S. obligations.


The Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, Tax-Exempt Money Market Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund and Virginia Tax-Free Money Market Fund intend to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable. While shareholders of state specific Funds may receive distributions that are exempt from that particular state's income tax, such distributions may be taxable in other states where the shareholder files tax returns.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Except for those certain Funds that expect to distribute federally tax-exempt income (described above), the Funds expect to distribute primarily ordinary income dividends.

The Short-Term U.S. Treasury Securities Fund, the U.S. Government Securities Fund, the U.S. Government Securities Money Market Fund and the U.S. Treasury Money Market Fund each expect that a substantial portion of Fund distributions will represent interest earned on U.S. obligations, while the Investment Grade Bond Fund, the Short-Term Bond Fund, and the Prime Quality Money Market Fund expect that some portion of each Fund's distribution will be so derived. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                   PROSPECTUS 59

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.

For the Periods Ended May 31,
For a Share Outstanding Throughout the Periods



                                           NET
                                         REALIZED
                 NET ASSET                 AND     DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF
                   VALUE       NET      UNREALIZED    FROM NET   FROM REALIZED  NET ASSET             NET ASSETS   EXPENSES
                 BEGINNING INVESTMENT GAINS (LOSSES) INVESTMENT     CAPITAL    VALUE END    TOTAL       END OF    TO AVERAGE
                 OF PERIOD   INCOME   ON INVESTMENTS   INCOME        GAINS     OF PERIOD    RETURN+   PERIOD (000) NET ASSETS
               ----------  ---------  -------------------------- ------------- ----------  --------   ------------ ----------
----------------------------
FLORIDA TAX-EXEMPT BOND FUND
----------------------------
  Trust Shares
    2002          $10.79      $0.40       $ 0.22      $(0.40)      $(0.06)      $10.95        5.88%  $   120,885     0.71%
    2001           10.06       0.44         0.73       (0.44)          --        10.79       11.84       107,867     0.71
    2000           10.59       0.44        (0.49)      (0.44)       (0.04)       10.06       (0.48)       93,040     0.67
    1999           10.72       0.42        (0.02)      (0.42)       (0.11)       10.59        3.72       118,609     0.67
    1998           10.28       0.44         0.45       (0.44)       (0.01)       10.72        8.77        93,939     0.66

----------------------------
GEORGIA TAX-EXEMPT BOND FUND
----------------------------
  Trust Shares
    2002          $10.10      $0.39       $ 0.19      $(0.39)          --       $10.29        5.81%  $    91,356     0.71%
    2001            9.50       0.40         0.60       (0.40)          --        10.10       10.67        85,880     0.71
    2000           10.03       0.40        (0.49)      (0.40)      $(0.04)        9.50       (0.90)       81,160     0.67
    1999           10.11       0.39        (0.06)      (0.39)       (0.02)       10.03        3.33        87,452     0.67
    1998            9.73       0.41         0.39       (0.41)       (0.01)       10.11        8.37        62,363     0.66

----------------
HIGH INCOME FUND
----------------
  Trust Shares
    2002(1)      $  7.37      $0.39       $(0.12)     $(0.39)          --       $ 7.25        3.70%  $    28,767     0.82%

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Trust Shares
    2002          $10.23      $0.51       $ 0.01      $(0.51)          --       $10.24        5.18%  $   886,471     0.81%
    2001            9.58       0.61         0.65       (0.61)          --        10.23       13.55       860,073     0.81
    2000           10.36       0.61        (0.78)      (0.61)          --         9.58       (1.76)      998,596     0.77
    1999           10.65       0.56        (0.11)      (0.56)      $(0.18)       10.36        4.25     1,149,068     0.77
    1998           10.16       0.60         0.49       (0.60)          --        10.65       10.92       793,488     0.76

-------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------
  Trust Shares
    2002          $11.38      $0.34       $ 0.46      $(0.34)      $(0.27)      $11.57        7.15%  $   149,200     0.81%
    2001           10.67       0.44         0.71       (0.44)          --        11.38       10.93       134,139     0.81
    2000           11.10       0.43        (0.29)      (0.43)       (0.14)       10.67        1.41       117,384     0.77
    1999           11.40       0.43         0.10       (0.43)       (0.40)       11.10        4.67       154,123     0.77
    1998           11.22       0.44         0.50       (0.44)       (0.32)       11.40        8.57       146,606     0.76


                                                RATIO OF NET
                                  RATIO OF       INVESTMENT
                                 EXPENSES TO      INCOME TO
                   RATIO OF NET  AVERAGE NET       AVERAGE
                    INVESTMENT      ASSETS        NET ASSETS
                      INCOME      (EXCLUDING     (EXCLUDING    PORTFOLIO
                    TO AVERAGE    WAIVERS AND    WAVIERS AND   TURNOVER
                    NET ASSETS  REIMBURSEMENTS) REIMBURSEMENTS)  RATE
                    ----------  --------------  -------------- ---------
----------------------------
FLORIDA TAX-EXEMPT BOND FUND
----------------------------
  Trust Shares
    2002             3.65%             0.76%           3.60%        91%
    2001             4.19              0.76            4.14         59
    2000             4.25              0.78            4.14         88
    1999             3.90              0.77            3.80         72
    1998             4.16              0.80            4.02         69

----------------------------
GEORGIA TAX-EXEMPT BOND FUND
----------------------------
  Trust Shares
    2002            3.79%             0.76%           3.74%        23%
    2001            4.03              0.77            3.97         21
    2000            4.13              0.77            4.03         19
    1999            3.87              0.78            3.76         12
    1998            4.09              0.81            3.94          7

----------------
HIGH INCOME FUND
----------------
  Trust Shares
    2002(1)         8.27%             0.97%           8.12%        59%

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Trust Shares
    2002            4.81%             0.83%           4.79%       123%
    2001            6.17              0.84            6.14        131
    2000            6.05              0.84            5.98        202
    1999            5.25              0.85            5.17        221
    1998            5.67              0.86            5.57        109

-------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------
  Trust Shares
    2002            2.93%             0.84%           2.90%       311%
    2001            3.93              0.85            3.89        285
    2000            3.98              0.83            3.92        226
    1999            3.75              0.87            3.65        224
    1998            3.83              0.88            3.71        378

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) Trust shares were offered on October 3, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or round to $0.


60  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



For the Periods Ended May 31, (unless otherwise noted)
For a Share Outstanding Throughout the Periods




                                           NET
                                         REALIZED
                  NET ASSET                AND     DISTRIBUTIONS DISTRIBUTIONS                                      RATIO OF
                   VALUE      NET      UNREALIZED    FROM NET    FROM REALIZED  NET ASSET               NET ASSETS   EXPENSES
                 BEGINNING INVESTMENT GAINS (LOSSES) INVESTMENT     CAPITAL     VALUE END    TOTAL       END OF    TO AVERAGE
                 OF PERIOD   INCOME   ON INVESTMENTS   INCOME        GAINS      OF PERIOD    RETURN+   PERIOD (000) NET ASSETS
                ---------- --------- -------------- ------------ ------------  ----------   --------  ------------ ----------
---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Trust Shares
    2002          $10.01     $0.43        $ 0.32       $(0.43)      $(0.02)     $10.31         7.53%     $164,624     0.70%
    2001            9.62      0.55          0.39        (0.55)          --       10.01        10.02       107,674     0.70
    2000            9.94      0.55         (0.32)       (0.55)          --        9.62         2.33       125,355     0.67
    1999           10.12      0.54         (0.06)       (0.54)       (0.12)       9.94         4.75       135,256     0.67
    1998           10.02      0.58          0.11        (0.58)       (0.01)      10.12         7.12       137,488     0.66

--------------------------------
MARYLAND MUNICIPAL BOND FUND (A)
--------------------------------
  Trust Shares
    2002          $10.12     $0.38        $ 0.20       $(0.38)          --      $10.32         5.80%    $  33,668     0.71%
    2001            9.46      0.42          0.66        (0.42)          --       10.12        11.59        26,526     0.72
    2000           10.06      0.42         (0.60)       (0.42)          --        9.46        (1.78)       26,176     0.68
    1999(1)        10.22      0.20         (0.15)       (0.20)      $(0.01)      10.06         0.48        29,658     0.70
For the years ended November 30:
    1998            9.95      0.42          0.27        (0.42)          --       10.22         7.03        19,115     0.62
    1997            9.76      0.43          0.19        (0.43)          --        9.95         6.50        11,461     0.63

--------------------
SHORT-TERM BOND FUND
--------------------
  Trust Shares
    2002          $10.04     $0.46        $(0.03)      $(0.46)          --      $10.01         4.29%     $305,884     0.70%
    2001            9.65      0.56          0.39        (0.56)          --       10.04        10.13       215,458     0.70
    2000            9.91      0.53         (0.25)       (0.53)      $(0.01)       9.65         2.87       180,402     0.67
    1999           10.05      0.51         (0.10)       (0.52)       (0.03)       9.91         4.06       209,904     0.67
    1998            9.90      0.55          0.16        (0.55)       (0.01)      10.05         7.31       120,422     0.66

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Trust Shares
    2002          $10.13     $0.37        $ 0.10       $(0.37)      $(0.03)     $10.20         4.69%     $107,169     0.70%
    2001            9.85      0.49          0.28        (0.49)          --       10.13         8.02        88,398     0.71
    2000            9.95      0.46         (0.10)       (0.46)          --        9.85         3.75        72,570     0.67
    1999            9.97      0.47         (0.02)       (0.47)          --        9.95         4.59        56,027     0.67
    1998            9.88      0.51          0.10        (0.52)          --        9.97         6.30        46,920     0.66

---------------------
STRATEGIC INCOME FUND
---------------------
  Trust Shares
    2002(2)       $10.00     $0.27        $(0.20)      $(0.27)          --      $ 9.80         0.74%    $  43,717     0.94%

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Trust Shares
    2002          $10.38     $0.54        $ 0.26       $(0.54)      $(0.17)     $10.47         7.90%     $168,609     0.82%
    2001            9.86      0.58          0.52        (0.58)          --       10.38        11.41       148,666     0.81
    2000           10.28      0.58         (0.42)       (0.58)          --        9.86         1.63        85,420     0.77
    1999           10.46      0.59         (0.18)       (0.59)          --       10.28         3.90       102,167     0.77
    1998           10.02      0.61          0.44        (0.61)          --       10.46        10.76        34,899     0.76




                                              RATIO OF NET
                                RATIO OF       INVESTMENT
                                EXPENSES TO      INCOME TO
                  RATIO OF NET  AVERAGE NET       AVERAGE
                   INVESTMENT      ASSETS        NET ASSETS
                     INCOME      (EXCLUDING     (EXCLUDING    PORTFOLIO
                   TO AVERAGE    WAIVERS AND    WAVIERS AND   TURNOVER
                   NET ASSETS  REIMBURSEMENTS) REIMBURSEMENTS)  RATE
                 ------------  --------------- --------------- --------
---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Trust Shares
    2002               3.72%         0.75%         3.67%          410%
    2001               5.62          0.76          5.56           532
    2000               5.60          0.79          5.48           384
    1999               5.28          0.77          5.18           379
    1998               5.75          0.77          5.64           163

--------------------------------
MARYLAND MUNICIPAL BOND FUND (A)
--------------------------------
  Trust Shares
    2002               3.69%         0.79%         3.61%           45%
    2001               4.16          0.82          4.06            42
    2000               4.24          0.80          4.12            14
    1999(1)            3.83          1.37          3.16            19
For the years ended November 30:
    1998               4.11          1.15          3.58            12
    1997               4.38          1.16          3.85             5

--------------------
SHORT-TERM BOND FUND
--------------------
  Trust Shares
    2002               4.48%         0.75%         4.43%          142%
    2001               5.71          0.76          5.65            87
    2000               5.40          0.76          5.31            70
    1999               5.12          0.77          5.02           108
    1998               5.47          0.79          5.34            87

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Trust Shares
    2002               3.57%         0.76%         3.51%          117%
    2001               4.95          0.78          4.88            87
    2000               4.70          0.79          4.58            50
    1999               4.69          0.78          4.58            57
    1998               5.19          0.84          5.01            39

---------------------
STRATEGIC INCOME FUND
---------------------
  Trust Shares
    2002(2)            6.07%         1.04%         5.97%           43%

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Trust Shares
    2002               5.09%         0.85%         5.06%          262%
    2001               5.66          0.85          5.62           207
    2000               5.77          0.84          5.70            29
    1999               5.58          0.88          5.47            19
    1998               5.93          0.92          5.77            14



(+) Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.

(2) Commenced operations on November 30, 2001. All ratios for the period have been annualized.

(A) On May 24, 1999, the CrestFunds Maryland Municipal Bond Fund exchanged all of its assets and certain liabilities for shares of the Maryland Municipal Bond Fund. The CrestFunds Maryland Municipal Bond Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.


                                                                   PROSPECTUS 61

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



For the Periods Ended May 31, (unless otherwise noted)
For a Share Outstanding Throughout the Periods




                                           NET
                                         REALIZED
                  NET ASSET                 AND    DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF
                   VALUE       NET      UNREALIZED    FROM NET   FROM REALIZED  NET ASSET              NET ASSETS   EXPENSES
                 BEGINNING INVESTMENT GAINS (LOSSES) INVESTMENT     CAPITAL    VALUE END    TOTAL       END OF    TO AVERAGE
                 OF PERIOD   INCOME   ON INVESTMENTS   INCOME        GAINS     OF PERIOD    RETURN+   PERIOD (000) NET ASSETS
                ---------- ---------- -------------- ---------- ------------- ----------   --------   ------------ ----------
---------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
---------------------------------------------
  Trust Shares
    2002          $10.14     $0.40       $ 0.15       $(0.40)         --         $10.29       5.52%     $191,406       0.75%
    2001            9.58      0.42         0.56        (0.42)         --          10.14      10.39       194,849       0.73
    2000           10.20      0.43        (0.57)       (0.43)     $(0.05)          9.58      (1.31)      202,209       0.76
    1999(1)        10.44      0.21        (0.17)       (0.21)      (0.07)         10.20       0.42       240,083       0.84
  For years ended November 30:
    1998           10.31      0.45         0.17        (0.45)      (0.04)         10.44       6.10       243,606       0.79
    1997           10.22      0.46         0.09        (0.46)         --          10.31       5.55       237,096       0.78

--------------------------------
VIRGINIA MUNICIPAL BOND FUND (A)
--------------------------------
  Trust Shares
    2002          $10.29     $0.41       $ 0.19       $(0.41)         --         $10.48       5.90%    $  56,586       0.77%
    2001            9.64      0.45         0.65        (0.45)         --          10.29      11.51        56,573       0.77
    2000           10.43      0.45        (0.78)       (0.45)     $(0.01)          9.64      (3.18)       48,980       0.74
    1999(1)        10.68      0.22        (0.19)       (0.22)      (0.06)         10.43       0.27        31,939       0.76
  For years ended November 30:
    1998           10.44      0.47         0.27        (0.47)      (0.03)         10.68       7.19        29,252       0.69
    1997           10.28      0.48         0.17        (0.48)      (0.01)         10.44       6.46        20,044       0.69



                                               RATIO OF NET
                                 RATIO OF       INVESTMENT
                                EXPENSES TO      INCOME TO
                  RATIO OF NET  AVERAGE NET       AVERAGE
                   INVESTMENT      ASSETS        NET ASSETS
                    INCOME      (EXCLUDING     (EXCLUDING     PORTFOLIO
                   TO AVERAGE    WAIVERS AND    WAVIERS AND   TURNOVER
                   NET ASSETS  REIMBURSEMENTS) REIMBURSEMENTS)  RATE
                  -----------  --------------  --------------- --------
---------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
---------------------------------------------
  Trust Shares
    2002             3.86%        0.75%            3.86%        33%
    2001             4.23         0.75             4.21         32
    2000             4.35         0.76             4.35         18
    1999(1)          4.12         1.18             3.78         19
  For years ended November 30:
    1998             4.33         0.97             4.15         24
    1997             4.57         0.93             4.42         30

--------------------------------
VIRGINIA MUNICIPAL BOND FUND (A)
--------------------------------
  Trust Shares
    2002             3.90%        0.77%            3.90%        38
    2001             4.40         0.78             4.39         60
    2000             4.53         0.79             4.48         19
    1999(1)          4.20         1.30             3.66          7
  For years ended November 30:
    1998             4.41         1.10             4.00         28
    1997             4.65         1.09             4.25         39



(+) Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.

(A) On May 24, 1999, the CrestFunds Virginia Intermediate Municipal Bond and CrestFunds Virginia Municipal Bond Funds exchanged all of their assets and certain liabilities for shares of the Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds, respectively. The CrestFunds Virginia Intermediate Municipal Bond and CrestFunds Virginia Municipal Bond Funds are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.


62  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



For the Periods Ended May 31, (unless otherwise noted)
For a Share Outstanding Throughout the Periods



                                                                                                   RATIO OF      RATIO OF
                                                                                                      NET       EXPENSES TO
                  NET ASSET           DISTRIBUTIONS                                    RATIO OF   INVESTMENT    AVERAGE NET
                    VALUE       NET     FROM NET     NET ASSET             NET ASSETS EXPENSES TO   INCOME    ASSETS (EXCLUDING
                  BEGINNING INVESTMENT INVESTMENT    VALUE END    TOTAL      END OF     AVERAGE    TO AVERAGE    WAIVERS AND
                  OF PERIOD   INCOME     INCOME      OF PERIOD RETURN (+) PERIOD (000) NET ASSETS  NET ASSETS  REIMBURSEMENTS)
                  --------- ---------- -----------  ---------- ---------- ------------ ---------- ----------- -----------------
-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Trust Shares
    2002            $1.00      $0.02     $(0.02)       $1.00     2.29%   $3,907,203        0.63%       2.22%         0.74%
    2001             1.00       0.06      (0.06)        1.00     5.75     3,728,371        0.63        5.57          0.75
    2000             1.00       0.05      (0.05)        1.00     5.20     3,311,229        0.60        5.06          0.75
    1999             1.00       0.05      (0.05)        1.00     4.83     3,903,232        0.60        4.69          0.77
    1998             1.00       0.05      (0.05)        1.00     5.22     1,880,229        0.59        5.10          0.77

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Trust Shares
    2002            $1.00      $0.01     $(0.01)       $1.00     1.38%   $  907,827        0.55%       1.39%         0.65%
    2001             1.00       0.03      (0.03)        1.00     3.47     1,080,362        0.54        3.40          0.65
    2000             1.00       0.03      (0.03)        1.00     3.19       755,858        0.52        3.16          0.66
    1999             1.00       0.03      (0.03)        1.00     2.81       641,640        0.52        2.75          0.66
    1998             1.00       0.03      (0.03)        1.00     3.21       448,023        0.51        3.14          0.67

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Trust Shares
    2002            $1.00      $0.02     $(0.02)       $1.00     2.25%   $  997,759        0.66%       2.17%         0.75%
    2001             1.00       0.05      (0.05)        1.00     5.56       805,285        0.65        5.29          0.75
    2000             1.00       0.05      (0.05)        1.00     4.86       468,568        0.63        4.80          0.74
    1999             1.00       0.04      (0.04)        1.00     4.57       404,459        0.63        4.47          0.76
    1998             1.00       0.05      (0.05)        1.00     5.04       377,490        0.62        4.92          0.78

-----------------------------------
U.S. TREASURY MONEY MARKET FUND (A)
-----------------------------------
  Trust Shares
    2002            $1.00      $0.02     $(0.02)       $1.00     1.96%   $  871,946        0.65%       1.90%         0.74%
    2001             1.00       0.05      (0.05)        1.00     5.36       733,768        0.66        5.23          0.76
    2000             1.00       0.05      (0.05)        1.00     4.81       723,277        0.63        4.71          0.74
    1999*            1.00       0.02      (0.02)        1.00     2.08       760,833        0.68        4.10          0.83
    For the Year Ended November 30:
    1998             1.00       0.05      (0.05)        1.00     4.89       699,923        0.66        4.77          0.81
    1997             1.00       0.05      (0.05)        1.00     4.91       632,381        0.65        4.82          0.80

---------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND (A)
---------------------------------------
  Trust Shares
    2002            $1.00      $0.01     $(0.01)       $1.00     1.44%   $  240,681        0.50%       1.45%         0.50%
    2001             1.00       0.03      (0.03)        1.00     3.51       226,188        0.50        3.45          0.50
    2000             1.00       0.03      (0.03)        1.00     3.23       245,243        0.51        3.19          0.51
    1999*            1.00       0.01      (0.01)        1.00     1.27       270,431        0.67        2.51          0.82
    For the Year Ended November 30:
    1998             1.00       0.03      (0.03)        1.00     2.97%      270,899        0.66        2.92          0.81
    1997             1.00       0.03      (0.03)        1.00     3.06       226,837        0.66        3.02          0.81

                    RATIO OF NET
                     INVESTMENT
                      INCOME TO
                     AVERAGE NET
                  ASSETS (EXCLUDING
                    WAIVERS AND
                  REIMBURSEMENTS)
                 ----------------
-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Trust Shares
    2002              2.11%
    2001              5.45
    2000              4.91
    1999              4.52
    1998              4.92

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Trust Shares
    2002              1.29%
    2001              3.29
    2000              3.02
    1999              2.61
    1998              2.98

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Trust Shares
    2002              2.08%
    2001              5.19
    2000              4.69
    1999              4.34
    1998              4.76

-----------------------------------
U.S. TREASURY MONEY MARKET FUND (A)
-----------------------------------
  Trust Shares
    2002              1.81%
    2001              5.13
    2000              4.60
    1999*             3.95
    For the Year Ended November 30:
    1998              4.62
    1997              4.67

---------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND (A)
---------------------------------------
  Trust Shares
    2002              1.45%
    2001              3.45
    2000              3.19
    1999*             2.36
    For the Year Ended November 30:
    1998              2.77
    1997              2.57

(+) Returns are for the period indicated and have not been annualized. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

* For the period December 1, 1998 to May 31, 1999. All ratios for the period have been annualized.

(A) On May 24, 1999, the CrestFunds U.S. Treasury Money and CrestFunds Tax Free Money Funds exchanged all of their assets and certain liabilities for shares of the U.S. Treasury Money Market and Virginia Tax-Free Money Market Funds, respectively. The CrestFunds U.S. Treasury Money and CrestFunds Tax Free Money Funds are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.


                                                                   PROSPECTUS 63

--------------------------------------------------------------------------------
                                                                           NOTES
--------------------------------------------------------------------------------

64  PROSPECTUS

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 65

--------------------------------------------------------------------------------
                                                                           NOTES
--------------------------------------------------------------------------------

66  PROSPECTUS

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------



INVESTMENT ADVISER
Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303


DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP




More information about the Funds is available without charge through the following:



STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2002, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.


                                                                 STI-PS-014-0200

[COMPASS GRAPHIC OMITTED]


                          STI CLASSIC FUNDS-BOND FUNDS
                          FLEX AND INVESTOR SHARES
                          PROSPECTUS

                                OCTOBER 1, 2002


                                FLORIDA TAX-EXEMPT BOND FUND

                                GEORGIA TAX-EXEMPT BOND FUND

                                HIGH INCOME FUND

                                INVESTMENT GRADE BOND FUND

                                INVESTMENT GRADE TAX-EXEMPT
                                  BOND FUND

                                LIMITED-TERM FEDERAL MORTGAGE
                                  SECURITIES FUND

                                MARYLAND MUNICIPAL BOND FUND

                                SHORT-TERM BOND FUND

                                SHORT-TERM U.S. TREASURY
                                  SECURITIES FUND

                                STRATEGIC INCOME FUND


                                U.S. GOVERNMENT SECURITIES FUND

                                VIRGINIA INTERMEDIATE MUNICIPAL
                                  BOND FUND

                                VIRGINIA MUNICIPAL BOND FUND

                                INVESTMENT ADVISER
                                TO THE FUNDS:

                                TRUSCO CAPITAL MANAGEMENT, INC.
                                (the "Adviser")

                                [STI CLASSIC LOGO OMITTED]

                                THE SECURITIES AND EXCHANGE COMMISSION
                                HAS NOT APPROVED OR DISAPPROVED THESE
                                SECURITIES OR PASSED UPON THE ADEQUACY OF
                                THIS PROSPECTUS. ANY REPRESENTATION TO
                                THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

---------------------
ABOUT THIS PROSPECTUS
---------------------

CHOOSING INVESTOR OR FLEX SHARES

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investor Shares and Flex Shares of the Bond Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Investor Shares and Flex Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

INVESTOR SHARES                         FLEX SHARES
o Front-end sales charge                o Contingent deferred sales charge
o 12b-1 fees                            o Higher 12b-1 fees
o $2,000 minimum initial investment     o $5,000 minimum initial investment

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

    2  FLORIDA TAX-EXEMPT BOND FUND
    5  GEORGIA TAX-EXEMPT BOND FUND
    8  HIGH INCOME FUND
   11  INVESTMENT GRADE BOND FUND
   15  INVESTMENT GRADE TAX-EXEMPT BOND FUND
   18  LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
   21  MARYLAND MUNICIPAL BOND FUND
   24  SHORT-TERM BOND FUND
   27  SHORT-TERM U.S. TREASURY SECURITIES FUND

   30  STRATEGIC INCOME FUND

   32  U.S. GOVERNMENT SECURITIES FUND

   35  VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
   38  VIRGINIA MUNICIPAL BOND FUND
   41  MORE INFORMATION ABOUT RISK
   42  MORE INFORMATION ABOUT FUND INVESTMENTS
   43  INVESTMENT ADVISER
   43  PORTFOLIO MANAGERS
   44  PURCHASING, SELLING AND EXCHANGING FUND SHARES
   50  DIVIDENDS AND DISTRIBUTIONS
   50  TAXES
   52  FINANCIAL HIGHLIGHTS
[Back ]  HOW TO OBTAIN MORE INFORMATION ABOUT
[Cover]    THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------
[SUITCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY
[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?
[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
[CHART GRAPHIC OMITTED] WHAT IS AN INDEX?

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND EXCHANGING FUND
                            SHARES
[MONEY GRAPHIC OMITTED]SALES CHARGES
--------------------------------------------------------------------------------


OCTOBER 1, 2002

                                                                   PROSPECTUS  1


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CUSIP/TICKER SYMBOLS
------------------------------------------------------------------------------------------------------------------------------------
FUND NAME                                   CLASS               INCEPTION*               TICKER                 CUSIP
---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
FL Tax-Exempt Bond                          Flex                   6/1/95                SCFEX                  784766511
FL Tax-Exempt Bond                          Investor              1/18/94                SFLTX                  784766693
GA Tax-Exempt Bond                          Flex                   6/6/95                SCGTX                  784766495
GA Tax-Exempt Bond                          Investor              1/19/94                SGTEX                  784766677
High Income                                 Flex                   5/4/94                STHIX                  784767741
Investment Grade Bond                       Flex                   6/7/95                SCIGX                  784766578
Investment Grade Bond                       Investor              6/11/92                STGIX                  784766800
Investment Grade Tax-Exempt Bond            Flex                   6/1/95                SCITX                  784766560
Investment Grade Tax-Exempt Bond            Investor               6/9/92                SISIX                  784766875
Limited-Term Federal Mortgage Securities    Flex                   6/7/95                SCLFX                  784766545
Limited-Term Federal Mortgage Securities    Investor              7/18/94                SLTMX                  784766610
MD Municipal Bond                           Flex                  4/25/96                CMDBX                  784766115
Short-Term Bond                             Flex                  6/20/95                SCBSX                  784766537
Short-Term Bond                             Investor              3/22/93                STSBX                  784766818
Short-Term U.S. Treasury Securities         Flex                  6/22/95                SSUSX                  784766529
Short-Term U.S. Treasury Securities         Investor              3/18/93                STSFX                  784766784
Strategic Income                            Flex                 11/30/01                STIFX                  784767683
U.S. Government Securities                  Flex                   6/7/95                SGUSX                  784766552
U.S. Government Securities                  Investor               6/6/94                SCUSX                  784766636
VA Intermediate Municipal Bond              Investor               5/5/93                CVIAX                  784767204
VA Municipal Bond                           Flex                  4/14/95                CVMBX                  784766149
---------------------------------------------------------------------------------------------------------------------------

* THE INCEPTION DATE REFLECTS THE BEGINNING OF THE CLASS'S PERFORMANCE HISTORY, WHICH MAY INCLUDE THE PERFORMANCE OF OTHER CLASSES
  OF THE FUND AND/OR PREDECESSORS OF THE FUND. FOR FURTHER INFORMATION, SEE "PERFORMANCE INFORMATION."


--------------------------------------------------------------------------------
                                 RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2  PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
FLORIDA TAX-EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from federal income taxes for Florida residents with shares themselves expected to be exempt from the Florida intangible personal property tax
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Florida municipal securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Florida residents who want income exempt from federal income taxes
-------------------------------------------------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Florida Tax-Exempt Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal income taxes, and the shares themselves are expected to be exempt from the Florida intangible personal property tax. Issuers of these securities can be located in Florida, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years. Under certain circumstances, such as a national financial emergency or a temporary decline in availability of Florida obligations, up to 20% of the Fund's assets may be invested in securities subject to the Florida intangible personal property tax and/or securities that generate income subject to federal personal income taxes. These securities may include short-term municipal securities outside Florida or certain taxable fixed income securities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Florida subjects the Fund to economic and government policies of Florida.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                          1995                 15.70%
                          1996                  3.73%
                          1997                  7.60%
                          1998                  5.94%
                          1999                 -2.41%
                          2000                 11.30%
                          2001                  3.56%


                    BEST QUARTER              WORST QUARTER
                       6.13%                    -2.35%
                     (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.90%.

                                                                   PROSPECTUS  3

--------------------------------------------------------------------------------
                                                    FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.


INVESTOR SHARES             1 YEAR           5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                -0.32%            4.31%                4.88%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions            -0.54%            4.15%                4.73%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares          1.23%            4.16%                4.65%
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)     4.63%            5.94%                5.59%
--------------------------------------------------------------------------------
Lipper Florida Municipal
Debt Funds Average
(reflects no deduction
for taxes)                   4.23%            4.83%                4.59%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF INVESTOR SHARES ON JANUARY 18, 1994.
  BENCHMARK RETURNS SINCE JANUARY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                 1 YEAR           5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 1.08%            4.61%                4.85%
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)     4.63%            5.94%                6.14%
--------------------------------------------------------------------------------
Lipper Florida Municipal
Debt Funds Average
(reflects no deduction
for taxes)                   4.23%            4.83%                5.13%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF FLEX SHARES ON JUNE 1, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Florida Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Florida intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.

4  PROSPECTUS

--------------------------------------------------------------------------------
FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

[COINS LOGO OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               3.75%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None                2.00%

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**  THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Investment Advisory Fees                                                                            0.65%               0.65%
Distribution and Service (12b-1) Fees                                                               0.18%               1.00%
Other Expenses                                                                                      0.54%               0.19%
                                                                                                    -----               -----
Total Annual Fund Operating Expenses                                                                1.37%*              1.84%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     Florida Tax-Exempt Bond Fund - Investor Shares    0.92%
                                     Florida Tax-Exempt Bond Fund - Flex Shares        1.42%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $509       $793     $1,097    $1,960
Flex Shares            $387       $579       $995    $2,159

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $509       $793     $1,097    $1,960
Flex Shares            $187       $579       $995    $2,159


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                   PROSPECTUS  5

-------------------------------------------------------------------------------------------------------------------------
                                                                                             GEORGIA TAX-EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from federal and state income taxes for Georgia residents without undue risk
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Georgia municipal securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Georgia residents who want income exempt from federal and state income taxes
-------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Georgia Tax-Exempt Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal and Georgia income taxes.

Issuers of these securities can be located in Georgia, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser tries to diversify the Fund's holdings within Georgia. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities.

Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within Georgia.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                          1995                  13.13%
                          1996                   3.43%
                          1997                   7.96%
                          1998                   5.47%
                          1999                  -2.49%
                          2000                   9.30%
                          2001                   4.00%

                     BEST QUARTER              WORST QUARTER
                        4.84%                     -2.35%
                      (3/31/95)                  (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.51%.

6 PROSPECTUS

--------------------------------------------------------------------------------
GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER GEORGIA MUNICIPAL DEBT FUNDS AVERAGE.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES             1 YEAR        5 YEARS         SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 0.13%         3.97%               3.85%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions             0.13%         3.92%               3.79%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares          1.48%         3.92%               3.82%
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)     4.63%         5.94%               5.59%
--------------------------------------------------------------------------------
Lipper Georgia Municipal
Debt Funds Average
(reflects no deduction
for taxes)                   4.01%         5.07%               4.48%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF INVESTOR SHARES ON JANUARY 19, 1994.
  BENCHMARK RETURNS SINCE JANUARY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                 1 YEAR        5 YEARS         SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 1.50%         4.27%               4.32%
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)     4.63%         5.94%               6.14%
--------------------------------------------------------------------------------
Lipper Georgia Municipal
Debt Funds Average
(reflects no deduction
for taxes)                   4.01%         5.07%               5.35%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF FLEX SHARES ON JUNE 6, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Georgia Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Georgia intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.

                                                                   PROSPECTUS  7

--------------------------------------------------------------------------------
                                                    GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

[COINS LOGO OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               3.75%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None                2.00%

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**  THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Investment Advisory Fees                                                                            0.65%               0.65%
Distribution and Service (12b-1) Fees                                                               0.18%               1.00%
Other Expenses                                                                                      0.53%               0.19%
                                                                                                    -----               -----
Total Annual Fund Operating Expenses                                                                1.36%*              1.84%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     Georgia Tax-Exempt Bond Fund - Investor Shares    0.92%
                                     Georgia Tax-Exempt Bond Fund - Flex Shares        1.42%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $508       $790     $1,092    $1,949
Flex Shares            $387       $579       $995    $2,159

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $508       $790     $1,092    $1,949
Flex Shares            $187       $579       $995    $2,159


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

8  PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY


INVESTMENT GOALS

   PRIMARY                        High current income
   SECONDARY                      Total return
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  High yield corporate, government, and other debt instruments of U.S. and non U.S. issuers
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            High
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify lower-rated securities offering high current income of issuers generating adequate cash flow to meet their obligations
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who seek high current income and who are willing to accept greater share price volatility through investment in high yield, below investment grade debt instruments
-------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The High Income Fund invests primarily in a diversified portfolio of higher yielding, lower rated income producing securities of U.S. and non-U.S. issuers. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated as "non-investment grade" by Moody's Investor Services, Inc. or by Standard & Poor's Rating Services or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e., rated BBB- or above by S&P or Baa3 or above by Moody's). In selecting debt securities for the Fund the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

                                                                   PROSPECTUS  9

--------------------------------------------------------------------------------
                                                                HIGH INCOME FUND
--------------------------------------------------------------------------------


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to March 28, 2000 represent the performance of the ESC Strategic Income Fund, the Fund's predecessor.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                         1995                   14.91%
                         1996                    5.84%
                         1997                    5.05%
                         1998                    4.43%
                         1999                    1.28%
                         2000                   -9.46%
                         2001                    5.55%

                    BEST QUARTER              WORST QUARTER
                        6.79%                    -9.92%
                      (3/31/95)                 (3/31/00)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -5.51%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Flex Shares. After-tax returns for other classes will vary.

FLEX SHARES                 1 YEAR       5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                 3.58%        1.21%            3.21%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions             0.74%       -1.59%            0.41%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares          2.16%       -0.39%            1.20%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Corporate High
Yield Bond Index
(reflects no deduction for
fees, expenses or taxes)     5.28%        3.11%            6.08%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF FLEX SHARES ON MAY 4, 1994.
  BENCHMARK RETURNS SINCE APRIL 30, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index which covers the universe of fixed rate, non-investment grade debt.

10  PROSPECTUS

--------------------------------------------------------------------------------
HIGH INCOME FUND
--------------------------------------------------------------------------------

[COINS LOGO OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                            None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)*                                      2.00%

*   THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FLEX SHARES
Investment Advisory Fees                                                                                        0.80%
Distribution and Service (12b-1) Fees                                                                           1.00%
Other Expenses                                                                                                  0.22%
                                                                                                                -----
Total Annual Fund Operating Expenses                                                                            2.02%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     High Income Fund - Flex Shares                    1.40%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $405       $634     $1,088    $2,348

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $205       $634     $1,088    $2,348


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                  PROSPECTUS  11

-------------------------------------------------------------------------------------------------------------------------
                                                                                               INVESTMENT GRADE BOND FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

Investment Goal                   High total return through current income and capital appreciation, while preserving the principal amount invested
-------------------------------------------------------------------------------------------------------------------------
Investment Focus                  Investment grade U.S. government and corporate debt securities
-------------------------------------------------------------------------------------------------------------------------
Share Price Volatility            Moderate
-------------------------------------------------------------------------------------------------------------------------
Principal Investment Strategy     Attempts to identify relatively inexpensive securities in a selected market index
-------------------------------------------------------------------------------------------------------------------------
Investor Profile                  Investors who want to receive income from their investment, as well as an increase in the value of the investment
-------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

12  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                          1993                 10.42%
                          1994                 -3.57%
                          1995                 17.26%
                          1996                  1.93%
                          1997                  8.64%
                          1998                  8.79%
                          1999                 -1.93%
                          2000                  6.13%
                          2001                  8.68%

                     BEST QUARTER              WORST QUARTER
                         6.02%                    -2.67%
                      (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.12%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES               1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   4.59%         5.17%              5.68%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               2.66%         2.90%              3.44%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            2.78%         3.00%              3.44%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Index
(reflects no deduction for
fees, expenses or taxes)       8.51%         7.36%              7.49%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate Bond Index
(reflects no deduction for
fees, expenses or taxes)       8.42%         7.43%              7.41%
--------------------------------------------------------------------------------
Lipper Intermediate
Investment Grade Debt
Funds Average (reflects no
deduction for taxes)           7.62%         6.44%              6.74%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INVESTOR SHARES ON JUNE 11, 1992.
  BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                   1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   6.14%         5.47%              5.29%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Index
(reflects no deduction for
fees, expenses or taxes)       8.51%         7.36%              7.18%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate Bond Index
(reflects no deduction for
fees, expenses or taxes)       8.42%         7.43%              7.27%
--------------------------------------------------------------------------------
Lipper Intermediate
Investment Grade
Debt Funds Average
(reflects no deduction
for taxes)                     7.62%         6.44%              6.37%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 7, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

                                                                  PROSPECTUS  13

--------------------------------------------------------------------------------
                                                      INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized, market value- weighted (higher market value stocks have more influence than lower market value stocks) index that combines the Lehman Brothers U.S. Government/ Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers U.S. Government/ Credit Index consists of U.S. government obligations and corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index consists of mortgage-backed securities rated AAA. The Lehman Brothers U.S. Aggregate Bond Index includes fixed income securities rated investment grade (BBB) or higher, with maturities of at least one year. The securities in the Index have outstanding par values of at least $100 million for U. S. government obligations and $25 million for the others. The Lipper Intermediate Investment Grade Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the intermediate term investment grade bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               3.75%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None                2.00%

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**  THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Investment Advisory Fees                                                                            0.74%               0.74%
Distribution and Service (12b-1) Fees                                                               0.43%               1.00%
Other Expenses                                                                                      0.23%               0.22%
                                                                                                    -----               -----
Total Annual Fund Operating Expenses                                                                1.40%*              1.96%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     Investment Grade Bond Fund - Investor Shares      1.22%
                                     Investment Grade Bond Fund - Flex Shares          1.71%

14  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $512       $802     $1,112    $1,992
Flex Shares            $399       $615     $1,057    $2,285

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $512       $802     $1,112    $1,992
Flex Shares            $199       $615     $1,057    $2,285


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                  PROSPECTUS  15


-------------------------------------------------------------------------------------------------------------------------
                                                                                    INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation, while preserving the principal amount invested
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Investment grade municipal securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want to receive tax-free current income and an increase in the value of their investment
-------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Investment Grade Tax-Exempt Bond Fund invests at least 80% of its net assets in investment grade tax-exempt obligations, like municipal securities. The issuers of these securities may be located in any U.S. state, territory or possession. In addition, up to 20% of the Fund may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                         1993                    14.35%
                         1994                    -0.60%
                         1995                    14.51%
                         1996                     4.99%
                         1997                     7.36%
                         1998                     6.73%
                         1999                    -0.75%
                         2000                    10.41%
                         2001                     5.09%

                     BEST QUARTER              WORST QUARTER
                        5.87%                      -3.14%
                      (3/31/95)                   (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.22%.

16  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES               1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   1.17%         4.89%              6.44%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               0.27%         4.05%              5.55%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            1.88%         4.15%              5.42%
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)       6.21%         5.35%              5.74%
--------------------------------------------------------------------------------
Lipper Intermediate
Municipal Debt Funds
Average (reflects no
deduction for taxes)           4.51%         4.83%              5.59%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INVESTOR SHARES ON JUNE 9, 1992.
  BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                   1 YEAR        5 YEARS       SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   2.70%         5.20%              5.42%
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)       6.21%         5.35%              5.42%
--------------------------------------------------------------------------------
Lipper Intermediate
Municipal Debt Funds
Average (reflects no
deduction for taxes)           4.51%         4.83%              5.02%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 1, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index of intermediate investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The Lipper Intermediate Municipal Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the intermediate term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.

                                                                  PROSPECTUS  17

--------------------------------------------------------------------------------
                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               3.75%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None                2.00%

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**  THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Investment Advisory Fees                                                                            0.74%               0.74%
Distribution and Service (12b-1) Fees                                                               0.43%               1.00%
Other Expenses                                                                                      0.19%               0.18%
                                                                                                    -----               -----
Total Annual Fund Operating Expenses                                                                1.36%*              1.92%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     Investment Grade Tax-Exempt Bond Fund - Investor Shares     1.22%
                                     Investment Grade Tax-Exempt Bond Fund - Flex Shares         1.70%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $508       $790     $1,092    $1,949
Flex Shares            $395       $603     $1,037    $2,243

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $508       $790     $1,092    $1,949
Flex Shares            $195       $603     $1,037    $2,243


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

18  PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Mortgage-backed securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify securities that are less prone to prepayment risk
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive income from their investment
-------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Limited-Term Federal Mortgage Securities Fund invests at least 80% of its net assets in U.S. government agency mortgage-backed securities, such as Fannie

Mae, GNMA and collateralized mortgage obligations. These securities typically have an effective maturity from 1 to 5 years. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempts to reduce the risk that the underlying mortgages are prepaid by focusing on securities that it believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS  19

--------------------------------------------------------------------------------
                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                          1995                  12.02%
                          1996                   4.29%
                          1997                   6.37%
                          1998                   6.73%
                          1999                   0.96%
                          2000                   8.29%
                          2001                   7.14%

                     BEST QUARTER              WORST QUARTER
                        4.20%                      -0.26%
                      (9/30/01)                   (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 3.21%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MERRILL LYNCH 1-5 YEAR U.S. TREASURIES/AGENCIES INDEX AND THE MERRILL LYNCH 1-5 YEAR U.S. TREASURY INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES               1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   4.41%         5.33%              5.77%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               2.69%         3.12%              3.45%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            2.68%         3.14%              3.44%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasuries/Agencies Index
(reflects no deduction for
fees, expenses or taxes)       8.53%         6.85%              6.87%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasury Index
(reflects no deduction for
fees, expenses or taxes)       8.37%         6.80%              6.82%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INVESTOR SHARES ON JULY 18, 1994.
  BENCHMARK RETURNS SINCE JULY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                   1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   4.93%         5.55%              5.45%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasuries/Agencies
 Index (reflects no
deduction for fees,
expenses or taxes)             8.53%         6.85%              6.68%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasury Index
(reflects no deduction for
fees, expenses or taxes)       8.37%         6.80%              6.63%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 7, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The current market value of the Index is $1.50 trillion with duration of 2.06 years and yield to maturity of 2.48%. The Merrill Lynch 1-5 Year U.S. Treasury Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years.

20  PROSPECTUS

--------------------------------------------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               2.50%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None                2.00%

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**  THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Investment Advisory Fees                                                                            0.65%               0.65%
Distribution and Service (12b-1) Fees                                                               0.23%               1.00%
Other Expenses                                                                                      1.18%               0.33%
                                                                                                    -----               -----
Total Annual Fund Operating Expenses                                                                2.06%*              1.98%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                           Limited-Term Federal Mortgage Securities Fund - Investor Shares    0.96%
                           Limited-Term Federal Mortgage Securities Fund - Flex Shares        1.31%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $454       $880     $1,331    $2,580
Flex Shares            $401       $621     $1,068    $2,306

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $454       $880     $1,331    $2,580
Flex Shares            $201       $621     $1,068    $2,306


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                  PROSPECTUS  21

-------------------------------------------------------------------------------------------------------------------------
                                                                                             MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income exempt from federal and Maryland income tax, consistent with preservation of capital
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Maryland municipal securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest in investment grade municipal securities
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Maryland residents who want income exempt from federal and state income taxes
-------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Maryland Municipal Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal and Maryland income taxes.

Issuers of these securities can be located in Maryland, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies of Maryland.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                           1997                  7.90%
                           1998                  4.91%
                           1999                 -4.17%
                           2000                 10.29%
                           2001                  3.62%

                      BEST QUARTER              WORST QUARTER
                         3.84%                     -1.74%
                      (12/31/00)                 (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 3.93%.

22  PROSPECTUS

--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER MARYLAND MUNICIPAL DEBT FUNDS AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, BUT THE ADVISER BELIEVES THAT THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX BETTER ALIGNS WITH THE CURRENT STRATEGY FOR, AND PEER GROUP OF, THE FUND.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Flex Shares. After-tax returns for other classes will vary.

FLEX SHARES                   1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   1.62%         4.39%              4.53%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               1.62%         4.38%              4.52%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            2.18%         4.19%              4.32%
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)       4.63%         5.94%              6.24%
--------------------------------------------------------------------------------
Lipper Maryland Municipal
Debt Funds Average
(reflects no deduction
for taxes)                     4.22%         4.76%              5.11%
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Bond Index
(reflects no deduction for
fees, expenses or taxes)       5.09%         5.92%              6.25%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON APRIL 25, 1996.
  BENCHMARK RETURNS SINCE APRIL 30, 1996 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Maryland Municipal Debt Funds Average is an average of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). The number of funds in the Average varies. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.

                                                                  PROSPECTUS  23

--------------------------------------------------------------------------------
                                                    MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

[COINS LOGO OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)*                                              2.00%

*   THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        FLEX SHARES
Investment Advisory Fees                                                                                                0.65%
Distribution and Service (12b-1) Fees                                                                                   1.00%
Other Expenses                                                                                                          0.18%
                                                                                                                        -----
Total Annual Fund Operating Expenses                                                                                    1.83%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     Maryland Municipal Bond Fund - Flex Shares        1.64%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $386       $576      $990     $2,148

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $186       $576      $990     $2,148


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

24  PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Investment grade U.S. government and corporate debt securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify securities that offer a comparably better return than similar securities for a given level of credit risk
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Income oriented investors who are willing to accept increased risk for the possibility of returns greater than money market investing
-------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities with an average weighted maturity of approximately 3 years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

                                                                  PROSPECTUS  25

--------------------------------------------------------------------------------
                                                            SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                        1994                     -0.33%
                        1995                     11.68%
                        1996                      3.66%
                        1997                      6.46%
                        1998                      6.73%
                        1999                      0.76%
                        2000                      7.39%
                        2001                      7.33%

                    BEST QUARTER              WORST QUARTER
                      3.81%                       -0.79%
                    (6/30/95)                   (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 -0.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES               1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   5.20%         5.29%              5.05%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               3.22%         3.15%              2.97%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            3.14%         3.15%              2.99%
--------------------------------------------------------------------------------
Salomon 1-3 Year Treasury/
Government Sponsored
Corporate Index
(reflects no deduction for
fees, expenses or taxes)       8.87%         6.77%              6.12%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INVESTOR SHARES ON MARCH 22, 1993.
  BENCHMARK RETURNS SINCE MARCH 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                   1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   5.04%         5.38%              5.27%
--------------------------------------------------------------------------------
Salomon 1-3 Year Treasury/
Government Sponsored
Corporate Index
(reflects no deduction for
fees, expenses or taxes)       8.87%         6.77%              6.63%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 20, 1995.
  BENCHMARK RETURNS SINCE JUNE 30, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/Government Sponsored/ Corporate Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.

26  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               2.00%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None                2.00%

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**  THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Investment Advisory Fees                                                                            0.65%               0.65%
Distribution and Service (12b-1) Fees                                                               0.23%               1.00%
Other Expenses                                                                                      0.38%               0.22%
                                                                                                    -----               -----
Total Annual Fund Operating Expenses                                                                1.26%*              1.87%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     Short-Term Bond Fund - Investor Shares            0.91%
                                     Short-Term Bond Fund - Flex Shares                1.26%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $326       $592       $878    $1,692
Flex Shares            $390       $588     $1,011    $2,190

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $326       $592       $878    $1,692
Flex Shares            $190       $588     $1,011    $2,190


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                  PROSPECTUS  27

-------------------------------------------------------------------------------------------------------------------------
                                                                                 SHORT-TERM U.S. TREASURY SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Short-term U.S. Treasury securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify Treasury securities with maturities that offer a comparably better return potential and yield than either shorter maturity or longer maturity securities for a given level of interest rate risk
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Income oriented investors who are willing to accept increased risk for the possibility of returns greater than money market investing
-------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less). The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                     1994                            1.28%
                     1995                            8.39%
                     1996                            4.38%
                     1997                            5.70%
                     1998                            6.09%
                     1999                            2.55%
                     2000                            6.48%
                     2001                            6.39%

                   BEST QUARTER              WORST QUARTER
                      2.60%                      -0.13%
                    (3/31/95)                  (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 1.73%.

28  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY INDEX AND THE SALOMON 6 MONTH TREASURY BILL INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES               1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   5.34%         5.22%              4.86%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               3.54%         3.28%              2.96%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            3.23%         3.20%              2.93%
--------------------------------------------------------------------------------
Salomon 1-3 Year
Treasury Index
(reflects no deduction for
fees, expenses or taxes)       8.31%         6.59%              5.97%
--------------------------------------------------------------------------------
Salomon 6 Month
Treasury Bill Index
(reflects no deduction for
fees, expenses or taxes)       4.53%         5.22%              5.03%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INVESTOR SHARES ON MARCH 18, 1993.
  BENCHMARK RETURNS SINCE MARCH 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                   1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   4.20%         5.20%              5.07%
--------------------------------------------------------------------------------
Salomon 1-3 Year
Treasury Index
(reflects no deduction for
fees, expenses or taxes)       8.31%         6.59%              6.47%
--------------------------------------------------------------------------------
Salomon 6 Month
Treasury Bill Index
(reflects no deduction for
fees, expenses or taxes)       4.53%         5.22%              5.27%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 22, 1995.
  BENCHMARK RETURNS SINCE JUNE 30, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Salomon 6 Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills.

                                                                  PROSPECTUS  29

--------------------------------------------------------------------------------
                                        SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               1.00%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None                2.00%

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**  THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Investment Advisory Fees                                                                            0.65%               0.65%
Distribution and Service (12b-1) Fees                                                               0.18%               1.00%
Other Expenses                                                                                      0.58%               0.16%
                                                                                                    -----               -----
Total Annual Fund Operating Expenses                                                                1.41%*              1.81%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     Short-Term U.S. Treasury Securities Fund - Investor Shares  0.86%
                                     Short-Term U.S. Treasury Securities Fund - Flex Shares      1.11%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $242       $542      $863     $1,774
Flex Shares            $384       $569      $980     $2,127

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $242       $542      $863     $1,774
Flex Shares            $184       $569      $980     $2,127


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

30  PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS

   PRIMARY                        Current income
   SECONDARY                      Preservation of capital
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  High yield corporate, government, and other debt instruments of U.S. and non U.S. issuers
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to increase income while reducing share price volatility through diversification across three major sectors of the fixed income market
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who seek high current income with reduced risk of share price volatility
-------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Strategic Income Fund invests primarily in a diversified portfolio of high yield corporate, U.S. government and international bonds. The Fund will maintain a minimum average credit quality rating of BBB. The Fund will invest at least 15%, but not more than 60%, of its assets in a particular sector. In selecting debt securities for the Fund the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The Strategic Income Fund commenced operations on November 30, 2001, and therefore does not have a performance history for a full calendar year.

                                                                  PROSPECTUS  31

--------------------------------------------------------------------------------
                                                           STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)*                                              2.00%

*   THIS SALES CHARGE IS IMPOSED IF YOU SELL YOUR FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        FLEX SHARES
Investment Advisory Fees                                                                                                0.85%
Distribution and Service (12b-1) Fees                                                                                   1.00%
Other Expenses                                                                                                          0.22%
                                                                                                                        -----
Total Annual Fund Operating Expenses                                                                                    2.07%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN
  ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT
  A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY
  DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD
  BE AS FOLLOWS:

                                     Strategic Income Fund - Flex Shares               1.53%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR               3 YEARS
Flex Shares            $410                 $649

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR               3 YEARS
Flex Shares            $210                 $649

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

32  PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Mortgage-backed securities and U.S. Treasury obligations
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low to moderate
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to increase income without adding undue risk
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive income from their investment
-------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The U.S. Government Securities Fund invests at least 80% of its net assets in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The average maturity of the Fund's portfolio will typically range from 7 to 14 years.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                         1995                   16.95%
                         1996                    2.08%
                         1997                    8.60%
                         1998                    7.74%
                         1999                   -1.49%
                         2000                   10.50%
                         2001                    6.61%

                    BEST QUARTER              WORST QUARTER
                       5.81%                      -2.31%
                     (6/30/95)                   (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 3.80%.

                                                                  PROSPECTUS  33

--------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MERRILL LYNCH GOVERNMENT/MORTGAGE INDEX AND THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After- tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES               1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   2.66%         5.51%              5.86%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               0.20%         3.22%              3.52%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            1.66%         3.25%              3.51%
--------------------------------------------------------------------------------
Merrill Lynch
Government/Mortgage Index
(reflects no deduction for
fees, expenses or taxes)       7.59%         7.44%              7.76%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government Bond Index
(reflects no deduction for
fees, expenses or taxes)       8.42%         7.06%              7.13%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INVESTOR SHARES ON JUNE 6, 1994.
  BENCHMARK RETURNS SINCE MAY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

FLEX SHARES                   1 YEAR        5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   4.02%         5.78%              5.45%
--------------------------------------------------------------------------------
Merrill Lynch
Government/Mortgage Index
(reflects no deduction for
fees, expenses or taxes)       7.59%         7.44%              7.25%
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate U.S.
Government Bond Index
(reflects no deduction
for fees, expenses
or taxes)                      8.42%         7.06%              6.84%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON JUNE 7, 1995.
  BENCHMARK RETURNS SINCE MAY 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/Mortgage Index is a synthetic index created by combining, at their respective market weights (i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.

34  PROSPECTUS

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

[COINS LOGO OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               3.75%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None                2.00%

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."
**  THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    INVESTOR SHARES     FLEX SHARES
Investor Shares Flex Shares Investment Advisory Fees                                                0.74%               0.74%
Distribution and Service (12b-1) Fees                                                               0.38%               1.00%
Other Expenses                                                                                      0.28%               0.19%
                                                                                                    -----               -----
Total Annual Fund Operating Expenses                                                                1.40%*              1.93%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED
  LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE
  ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                   U.S. Government Securities Fund - Investor Shares      1.22%
                                   U.S. Government Securities Fund - Flex Shares          1.73%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $512       $802     $1,112    $1,992
Flex Shares            $396       $606     $1,042    $2,254

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $512       $802     $1,112    $1,992
Flex Shares            $196       $606     $1,042    $2,254


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                  PROSPECTUS  35

-------------------------------------------------------------------------------------------------------------------------
                                                                                VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income exempt from federal and Virginia income tax, consistent with preservation of capital
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Virginia municipal securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to limit risk by investing in investment grade municipal securities with an intermediate average maturity
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Virginia residents who want income exempt from federal and state income taxes
-------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Virginia Intermediate Municipal Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto

Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. The Adviser also considers stability and growth of principal. The Adviser expects that the Fund's average weighted maturity will range from 5 to 10 years but there is no limit on the maturities of individual securities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of Virginia.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                       1994                       -6.47%
                       1995                       14.37%
                       1996                        2.94%
                       1997                        7.24%
                       1998                        5.32%
                       1999                       -2.43%
                       2000                        9.35%
                       2001                        4.50%

                    BEST QUARTER              WORST QUARTER
                       6.10%                      -6.72%
                     (3/31/95)                   (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 3.88%.

36  PROSPECTUS

--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION BOND INDEX, BUT THE ADVISER BELIEVES THAT THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX MORE ACCURATELY ALIGNS WITH THE CURRENT STRATEGY FOR, AND PEER GROUP OF, THIS INTERMEDIATE MATURITY FUND.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Investor Shares. After-tax returns for other classes will vary.

INVESTOR SHARES               1 YEAR       5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   0.62%        3.91%          4.04%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               0.61%        3.83%          3.98%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            1.93%        3.96%          4.06%
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)       6.21%        5.35%          5.31%
--------------------------------------------------------------------------------
Lipper Other States
Intermediate Municipal
Debt Funds Objective
Average (reflects no
deduction for taxes)           4.34%        4.48%          4.71%
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
General Obligation Bond
Index (reflects no deduction
for fees, expenses
or taxes)                      5.98%        5.31%          5.34%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INVESTOR SHARES ON MAY 5, 1993.
  BENCHMARK RETURNS SINCE APRIL 30, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                             ---------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                             ---------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index composed of tax-exempt bonds with maturities ranging between 4 and 6 years. The Lipper Other States Intermediate Municipal Debt Funds Average is an average of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis. The number of funds in the Average varies. The Lehman Brothers 5-year General Obligation Bond Index is a widely-recognized index of municipal bonds with maturities ranging from 4 to 6 years.

                                                                  PROSPECTUS  37

--------------------------------------------------------------------------------
                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INVESTOR SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*                               3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                           None

*   THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. YOU MAY BUY INVESTOR SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET
    ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE), BUT IF YOU REDEEM THOSE SHARES WITHIN ONE YEAR OF YOUR PURCHASE, YOU WILL PAY A
    DEFERRED SALES CHARGE OF 1.00%. SEE "SALES CHARGES."

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INVESTOR SHARES
Investment Advisory Fees                                                                                            0.65%
Distribution and Service (12b-1) Fees                                                                               0.15%
Other Expenses                                                                                                      0.31%
                                                                                                                    -----
Total Annual Fund Operating Expenses                                                                                1.11%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE
  WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT
  ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                Virginia Intermediate Municipal Bond Fund - Investor Shares  0.79%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR         3 YEARS         5 YEARS       10 YEARS
        $484           $715            $964          $1,676

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

38  PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income exempt from federal and Virginia income taxes, consistent with preservation of capital
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                  Virginia municipal securities
-------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to invest in investment grade municipal securities
-------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                  Virginia residents who want income exempt from federal and state income taxes
-------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Virginia Municipal Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic conditions and government policies of Virginia.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.*

[BAR CHART OMITTED] Plot points are as follows:
                        1996                      0.81%
                        1997                      7.91%
                        1998                      4.83%
                        1999                     -5.68%
                        2000                     10.72%
                        2001                      3.30%

                    BEST QUARTER              WORST QUARTER
                       4.21%                      -2.93%
                    (12/31/00)                  (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 3.81%.

                                                                  PROSPECTUS  39

--------------------------------------------------------------------------------
                                                    VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, THE LIPPER VIRGINIA MUNICIPAL DEBT FUNDS AVERAGE, AND THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, BUT THE ADVISER BELIEVES THAT THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX BETTER ALIGNS WITH THE CURRENT STRATEGY FOR, AND PEER GROUP OF, THE FUND.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Flex Shares. After-tax returns for other classes will vary.

FLEX SHARES                   1 YEAR       5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
Fund Returns
Before Taxes                   1.30%        4.06%          4.26%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions               1.29%        4.02%          4.17%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and
Sale of Fund Shares            2.05%        3.96%          4.10%
--------------------------------------------------------------------------------
Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for fees,
expenses or taxes)             4.63%        5.94%          6.49%
--------------------------------------------------------------------------------
Lipper Virginia
Municipal Debt
Funds Average (reflects
no deduction for taxes)        4.11%        4.93%          5.60%
--------------------------------------------------------------------------------
Lehman Brothers
General Obligation
Bond Index (reflects
no deduction for fees,
expenses or taxes)             5.09%        5.92%          6.43%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE FLEX SHARES ON APRIL 14, 1995.
  BENCHMARK RETURNS SINCE MARCH 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                             ---------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                             ---------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Virginia Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Virginia intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.

40  PROSPECTUS

--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)*                                              2.00%

*   THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        FLEX SHARES
Investment Advisory Fees                                                                                                0.65%
Distribution and Service (12b-1) Fees                                                                                   1.00%
Other Expenses                                                                                                          0.23%
                                                                                                                        -----
Total Annual Fund Operating Expenses                                                                                    1.88%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE
  BECAUSE THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE
  WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT
  ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                                     Virginia Municipal Bond Fund - Flex Shares        1.70%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $391       $591     $1,016    $2,201

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $191       $591     $1,016    $2,201


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                  PROSPECTUS  41

--------------------------------------------------------------------------------
                                                     MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[LIFE PRESERVER GRAPHIC OMITTED] MORE INFORMATION
                                 ABOUT RISK


DERIVATIVES RISK

STRATEGIC INCOME FUND

The Fund may use derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.


FIXED INCOME RISK

FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
HIGH INCOME FUND
INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
LIMITED-TERM FEDERAL MORTGAGES SECURITIES FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND

STRATEGIC INCOME FUND

U.S. GOVERNMENT SECURITIES FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

         CREDIT RISK

         FLORIDA TAX-EXEMPT BOND FUND
         GEORGIA TAX-EXEMPT BOND FUND
         INVESTMENT GRADE BOND FUND
         INVESTMENT GRADE TAX-EXEMPT BOND FUND
         MARYLAND MUNICIPAL BOND FUND
         SHORT-TERM BOND FUND
         VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
         VIRGINIA MUNICIPAL BOND FUND

         The possibility that an issuer will be unable to make timely payments of either principal or interest.

         MUNICIPAL ISSUER RISK

         FLORIDA TAX-EXEMPT BOND FUND
         GEORGIA TAX-EXEMPT BOND FUND
         INVESTMENT GRADE TAX-EXEMPT BOND FUND
         MARYLAND MUNICIPAL BOND FUND
         VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
         VIRGINIA MUNICIPAL BOND FUND

         There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

         In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

FOREIGN SECURITY RISKS

HIGH INCOME FUND

STRATEGIC INCOME FUND


Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or

42  PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


HEDGING RISK

STRATEGIC INCOME FUND

Hedging is a strategy designed to offset investment risks. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.


REGIONAL RISK

FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
MARYLAND MUNICIPAL BOND FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND

To the extent that the Fund's investments are concentrated in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT
                           FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Virginia Intermediate Municipal Bond Fund and the U.S. Government Securities Fund each may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

                                                                  PROSPECTUS  43

--------------------------------------------------------------------------------
                                                              INVESTMENT ADVISER
--------------------------------------------------------------------------------

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

FLORIDA TAX-EXEMPT BOND FUND                               0.60%
GEORGIA TAX-EXEMPT BOND FUND                               0.60%
HIGH INCOME FUND                                           0.65%
INVESTMENT GRADE BOND FUND                                 0.72%
INVESTMENT GRADE TAX-EXEMPT BOND FUND                      0.71%
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND              0.60%
MARYLAND MUNICIPAL BOND FUND                               0.57%
SHORT-TERM BOND FUND                                       0.60%
SHORT-TERM U.S. TREASURY SECURITIES FUND                   0.59%
STRATEGIC INCOME FUND                                      0.75%
U.S. GOVERNMENT SECURITIES FUND                            0.71%
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND                  0.65%
VIRGINIA MUNICIPAL BOND FUND                               0.65%


The Adviser may use its affiliates as brokers for Fund transactions.


PORTFOLIO MANAGERS

Mr. Ronald Schwartz, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1988. He has managed the Florida Tax-Exempt Bond Fund since it began operating in January 1994, and the Investment Grade Tax-Exempt Bond Fund since it began operating in June 1992. He has more than 21 years of investment experience.

Ms. Gay Cash has served as a Vice President of Trusco since July 2000. She has managed the Georgia Tax-Exempt Bond Fund since it began operating in January 1994. Previously, she had served as First Vice President of SunTrust Bank, Atlanta since 1998, and had worked there since 1987. She has more than 23 years of investment experience.

The Investment Grade Bond Fund and the Limited-Term Federal Mortgage Securities Fund are co-managed by Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA. In January 2000 he was named Managing Director of SunTrust Bank and is now Managing Director of Trusco, after serving as Managing Director of STI since 1983. Mr. Denney has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Federal Mortgage Securities Fund since it began operating in June 1994. Mr. Denney has more than 23 years of investment experience. In January 2000, Mr. West was named Managing Director of SunTrust Bank, and is now a Managing Director of Trusco, after working at STI since 1985. Mr. West has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Federal Mortgage Securities Fund since it began operating in June 1994. Mr. West has more than 16 years of investment experience.

Mr. George E. Calvert, Jr., has served as Vice President of Trusco since 2000. He has managed the Maryland Municipal Bond Fund since 2000, the Virginia Municipal Bond Fund since 2000, and the Virginia Intermediate Municipal Bond Fund since 2000. Prior to joining Trusco, Mr. Calvert served as a fixed income trader from 1998 to 2000 for Tredegar Trust Company. He also served as Vice President, Investment Division, of Central Fidelity Bank from 1988 to 1998. Mr. Calvert has more than 29 years of investment experience.

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1988 to 1996, and rejoined the firm in 1998. She has managed the Short-Term Bond Fund since February 1999, and the High Income Fund since April 2000. She has more than 20 years of investment experience.

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Short-Term U.S. Treasury Securities Fund since July 1996. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 17 years of investment experience.

44  PROSPECTUS

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PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


Mr. Neil J. Powers, CFA, joined Trusco in 1997 and serves as a Managing Director. He has managed the U.S. Government Securities Fund since November 2000 and the Strategic Income Fund since it began operating in November 2001. Prior to joining Trusco, Mr. Powers worked at Putnam Investments, from 1986 to 1997, where he managed multi-sector bond funds and separately managed institutional accounts. He has more than 18 years of investment experience.


[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND
                            EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange Investor Shares and Flex Shares of the Funds.

HOW TO PURCHASE FUND SHARES

A SunTrust Securities Investment Consultant can assist you in opening a brokerage account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:


o Mail*

o Telephone (1-800-874-4770)

o Wire

o Automated Clearing House (ACH)

* THE FUNDS DO NOT ACCEPT CASH AS PAYMENT FOR FUND SHARES.


You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers, and potentially through the investor's Advantage Account (an asset allocation account available through SunTrust Securities, Inc.). Please contact your financial institution directly and follow its procedures for Fund share transactions. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


The Strategic Income Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot purchase or sell Fund shares.

                                                                  PROSPECTUS  45

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least:

CLASS                            DOLLAR AMOUNT
--------------------------------------------------------------------------------
Investor Shares                     $2,000
Flex Shares                 $5,000 ($2,000 for IRA
                       or other tax qualified accounts)
--------------------------------------------------------------------------------

Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts for either class of shares at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying Flex Shares, you should plan on investing at least $5,000 per Fund during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

[DOLLAR GRAPHIC OMITTED]SALES CHARGES

FRONT-END SALES CHARGES --
INVESTOR SHARES

The offering price of Investor Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

Florida Tax-Exempt Bond Fund
Georgia Tax-Exempt Bond Fund
Investment Grade Bond Fund
Investment Grade Tax-Exempt Bond Fund
U.S. Government Securities Fund
Virginia Intermediate Municipal Bond Fund

                                 YOUR SALES CHARGE            YOUR SALES CHARGE
                                AS A PERCENTAGE OF           AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:            OFFERING PRICE*            YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Less than $100,000                     3.75%                        3.90%
--------------------------------------------------------------------------------
$100,000 but less
than $250,000                          3.25%                        3.36%
--------------------------------------------------------------------------------
$250,000 but less
than $1,000,000                        2.50%                        2.56%
--------------------------------------------------------------------------------
$1,000,000 and over                     None                         None
--------------------------------------------------------------------------------

* THE DISTRIBUTOR MAY PAY A PERCENTAGE OF THE OFFERING PRICE AS A COMMISSION TO BROKER-DEALERS.

Limited-Term Federal Mortgage Securities Fund

                                 YOUR SALES CHARGE            YOUR SALES CHARGE
                                AS A PERCENTAGE OF           AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:            OFFERING PRICE*            YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Less than $100,000                     2.50%                        2.50%
--------------------------------------------------------------------------------
$100,000 but less
than $250,000                          1.75%                        1.78%
--------------------------------------------------------------------------------
$250,000 but less
than $1,000,000                        1.25%                        1.27%
--------------------------------------------------------------------------------
$1,000,000 and over                     None                         None
--------------------------------------------------------------------------------

* THE DISTRIBUTOR MAY PAY A PERCENTAGE OF THE OFFERING PRICE AS A COMMISSION TO BROKER-DEALERS.

46  PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

Short-Term Bond Fund

                                 YOUR SALES CHARGE            YOUR SALES CHARGE
                                AS A PERCENTAGE OF           AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:            OFFERING PRICE*            YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Less than $100,000                     2.00%                        2.04%
--------------------------------------------------------------------------------
$100,000 but less
than $250,000                          1.50%                        1.52%
--------------------------------------------------------------------------------
$250,000 but less
than $1,000,000                        1.00%                        1.01%
--------------------------------------------------------------------------------
$1,000,000 and over                     None                         None
--------------------------------------------------------------------------------

* THE DISTRIBUTOR MAY PAY A PERCENTAGE OF THE OFFERING PRICE AS A COMMISSION TO BROKER-DEALERS.

Short-Term U.S. Treasury Securities Fund

                                 YOUR SALES CHARGE            YOUR SALES CHARGE
                                AS A PERCENTAGE OF           AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:            OFFERING PRICE*            YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Less than $100,000                     1.00%                        1.01%
--------------------------------------------------------------------------------
$100,000 but less
than $250,000                          0.75%                        0.76%
--------------------------------------------------------------------------------
$250,000 but less
than $1,000,000                        0.50%                        0.50%
--------------------------------------------------------------------------------
$1,000,000 and over                     None                         None

* THE DISTRIBUTOR MAY PAY A PERCENTAGE OF THE OFFERING PRICE AS A COMMISSION TO BROKER-DEALERS.


INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of Investor Shares (excluding Investor Shares of STI Classic Money Market Funds) in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these Investor Shares within one year of purchase. The deferred sales charge is calculated based on the lessor of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sales request. The deferred sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions.


WAIVER OF FRONT-END SALES CHARGE --
INVESTOR SHARES
The front-end sales charge will be waived on Investor Shares purchased:

o through reinvestment of dividends and distributions;

o through a SunTrust Securities, Inc. asset allocation account;

o by persons repurchasing shares they redeemed within the last 180 days (see "Repurchase of Investor Shares");

o by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of SunTrust and its affiliates;

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with the Trust department of a bank affiliated with SunTrust;

o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF INVESTOR SHARES

You may repurchase any amount of Investor Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Investor Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the section on Taxes in the SAI for more information. To exercise this privilege, the Funds must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY THE FUND WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.

                                                                  PROSPECTUS  47

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

REDUCED SALES CHARGES -- INVESTOR SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Investor Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Investor Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the value of Investor Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask the funds for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Investor Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Investor Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Investor Shares sold subject to a sales charge. As a result, shares of the Investor Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Investor Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Investor Shares you purchase with a Letter of Intent.


CONTINGENT DEFERRED SALES CHARGES (CDSC) -- FLEX SHARES

You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to the exchange of Flex Shares of one Fund for Flex Shares of another Fund.


IF YOU SELL YOUR FLEX SHARES

The CDSC will be waived if you sell your Flex Shares for the following reasons:

o to make certain withdrawals from a retirement plan (not including IRAs);

o because of death or disability;

o for certain payments under the Systematic Withdrawal Plan -- up to 12% annually of the value of your shares held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail); or

48  PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

o for exchanges from Trust or Investor Shares to Flex Shares where the total accumulated period from the original date of purchase is at least one year.

OFFERING PRICE OF FUND SHARES

The offering price of Investor Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales load. The offering price of Flex Shares is simply the next calculated NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust, you may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Flex Shares, any applicable deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.


RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but may take up to seven days. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                            DOLLAR AMOUNT
--------------------------------------------------------------------------------
Investor Shares               $2,000 ($5,000 for
                            Strategic Income Fund)
Flex Shares          $5,000 ($2,000 for IRA or other tax
                              qualified accounts)
--------------------------------------------------------------------------------

But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

                                                                  PROSPECTUS  49

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" as defined later in this prospectus.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS). This exchange privilege may be changed or canceled at any time upon 60 days notice.

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund(s) receives your exchange request.

INVESTOR SHARES

You may exchange Investor Shares of any Fund for Investor Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

FLEX SHARES

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund. For purposes of computing the CDSC applicable to Flex Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange your Flex Shares of a Fixed Income or Equity Fund into any Investor Shares of a Money Market Fund, the time your shares are held in such Money Market Fund will not count towards the CDSC one-year holding period.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.


MARKET TIMERS

Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting the Adviser's investment strategy and by increasing Fund expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

o Request a substantial exchange out of any Fund within two weeks of a prior substantive exchange request out of any Fund; or

o Request a substantial exchange out of any Fund more than twice during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held on an omnibus arrangement. Dealers who purchase Flex or Investor shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, all Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

50  PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:

For Investor Shares

     FLORIDA TAX-EXEMPT BOND FUND                     0.18%
     GEORGIA TAX-EXEMPT BOND FUND                     0.18%
     INVESTMENT GRADE BOND FUND                       0.43%
     INVESTMENT GRADE TAX-EXEMPT BOND FUND            0.43%
     LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND    0.23%
     SHORT-TERM BOND FUND                             0.23%
     SHORT-TERM U.S. TREASURY SECURITIES FUND         0.18%
     U.S. GOVERNMENT SECURITIES FUND                  0.38%
     VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND        0.15%

For Flex Shares, the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS THE SAME AS A SALE.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

                                                                  PROSPECTUS  51

--------------------------------------------------------------------------------
                                                                           TAXES
--------------------------------------------------------------------------------

The Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund intend to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable. While shareholders of state specific Funds may receive distributions that are exempt from that particular state's income tax, such distributions may be taxable in other states where the shareholder files tax returns.

Except for those certain Funds that expect to distribute federally tax-exempt income (described above), the Funds expect to distribute primarily ordinary income dividends.

The Short-term U.S. Treasury Securities Fund and the U.S. Government Securities Fund each expect that a substantial portion of Fund distributions will represent interest earned on U.S. obligations, while the Investment Grade Bond Fund and the Short-Term Bond Fund expect that some portion of each Fund's distribution will be so derived. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

52  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods


                                                                                      DISTRIBUTIONS
                                           NET REALIZED                                   FROM
                NET ASSET                      AND       DISTRIBUTIONS                    TAX
                  VALUE          NET        UNREALIZED      FROM NET     DISTRIBUTIONS   RETURN      NET ASSET
                BEGINNING     INVESTMENT  GAINS (LOSSES)   INVESTMENT    FROM REALIZED     OF        VALUE END     TOTAL
                OF PERIOD      INCOME     ON INVESTMENTS     INCOME      CAPITAL GAINS   CAPITAL     OF PERIOD   RETURN (+)
                ---------     ----------  -------------- -------------   ------------- ------------  ---------   ----------

----------------------------
FLORIDA TAX-EXEMPT BOND FUND
----------------------------
  Investor Shares
    2002 .....   $10.79         $0.38        $ 0.22          $(0.38)        $(0.06)          --       $10.95        5.66%
    2001 .....    10.07          0.42          0.72           (0.42)            --           --        10.79       11.50
    2000 .....    10.60          0.42         (0.49)          (0.42)         (0.04)          --        10.07       (0.68)
    1999 .....    10.72          0.40         (0.01)          (0.40)         (0.11)          --        10.60        3.62
    1998 .....    10.29          0.42          0.44           (0.42)         (0.01)          --        10.72        8.46

  Flex Shares
    2002 .....   $10.81         $0.32        $ 0.22          $(0.32)        $(0.06)          --       $10.97        5.15%
    2001 .....    10.09          0.37          0.72           (0.37)            --           --        10.81       10.95
    2000 .....    10.62          0.36         (0.49)          (0.36)         (0.04)          --        10.09       (1.17)
    1999 .....    10.74          0.35         (0.01)          (0.35)         (0.11)          --        10.62        3.13
    1998 .....    10.30          0.37          0.45           (0.37)         (0.01)          --        10.74        8.04

----------------------------
GEORGIA TAX-EXEMPT BOND FUND
----------------------------
  Investor Shares
    2002 .....   $10.12         $0.37        $ 0.19          $(0.37)            --           --       $10.31        5.58%
    2001 .....     9.51          0.38          0.61           (0.38)            --           --        10.12       10.56
    2000 .....    10.05          0.38         (0.50)          (0.38)        $(0.04)          --         9.51       (1.26)
    1999 .....    10.13          0.37         (0.06)          (0.37)         (0.02)          --        10.05        3.13
    1998 .....     9.74          0.39          0.40           (0.39)         (0.01)          --        10.13        8.26

  Flex Shares
    2002 .....   $10.11         $0.32        $ 0.19          $(0.32)            --           --       $10.30        5.07%
    2001 .....     9.51          0.33          0.60           (0.33)            --           --        10.11        9.92
    2000 .....    10.04          0.33         (0.49)          (0.33)        $(0.04)          --         9.51       (1.59)
    1999 .....    10.12          0.32         (0.06)          (0.32)         (0.02)          --        10.04        2.63
    1998 .....     9.73          0.34          0.40           (0.34)         (0.01)          --        10.12        7.74

--------------------
HIGH INCOME FUND (A)
--------------------
  Flex Shares
    2002 .....   $ 7.69         $0.55        $(0.44)         $(0.55)            --           --       $ 7.25        1.46%
    2001 .....     7.88          0.55         (0.19)          (0.55)            --           --         7.69        4.74
    2000(1) ..     7.98          0.09         (0.10)          (0.09)            --           --         7.88       (0.13)

  For the years ended March 31:
    2000 .....     9.77          0.87         (1.85)          (0.81)            --           --         7.98      (10.84)
    1999 .....     9.99          0.51          0.04           (0.57)        $(0.15)      $(0.05)        9.77        5.64
    1998 .....     9.73          0.34          0.44           (0.52)            --           --         9.99        8.18

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
    Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1) For the two month period ended May 31, 2000. All ratios for the period have been annualized.
(A) On March 28, 2000, the ESC Strategic Income Fund exchanged all of its assets and certain liabilities for shares of the High
    Income Fund. The ESC Strategic Income Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to March 28, 2000 have been carried forward in these financial highlights. Subsequent to the merger, the High Income Fund changed its fiscal year end to May 31.
Amounts designated as "__" are either $0 or round to $0.

                                                                                  RATIO OF NET
                                                RATIO OF         RATIO OF          INVESTMENT
                                                  NET           EXPENSES TO         INCOME TO
                                  RATIO OF     INVESTMENT      AVERAGE NET         AVERAGE NET
                NET ASSETS       EXPENSES TO     INCOME     ASSETS (EXCLUDING   ASSETS (EXCLUDING   PORTFOLIO
                  END OF           AVERAGE     TO AVERAGE      WAIVERS AND         WAIVERS AND       TURNOVER
                PERIOD (000)      NET ASSETS   NET ASSETS     REIMBURSEMENTS)    REIMBURSEMENTS)       RATE
                ------------     -----------   ----------   -----------------   -----------------   ---------

----------------------------
FLORIDA TAX-EXEMPT BOND FUND
----------------------------
  Investor Shares
    2002 .....   $ 2,935           0.92%         3.44%             1.37%              2.99%            91%
    2001 .....     2,747           0.91          4.00              1.38               3.53             59
    2000 .....     2,875           0.87          4.05              1.36               3.56             88
    1999 .....     3,799           0.87          3.71              1.31               3.27             72
    1998 .....     3,381           0.86          3.98              1.34               3.50             69

  Flex Shares
    2002 .....   $21,897           1.42%         2.93%             1.84%              2.51%            91%
    2001 .....    12,806           1.41          3.49              1.89               3.01             59
    2000 .....     9,791           1.37          3.54              1.89               3.02             88
    1999 .....    14,762           1.37          3.21              1.88               2.70             72
    1998 .....     8,160           1.36          3.45              2.01               2.80             69

----------------------------
GEORGIA TAX-EXEMPT BOND FUND
----------------------------
  Investor Shares
    2002 .....   $ 2,844           0.92%         3.58%             1.36%              3.14%            23%
    2001 .....     2,901           0.91          3.83              1.42               3.32             21
    2000 .....     2,458           0.87          3.93              1.40               3.40             19
    1999 .....     3,676           0.87          3.67              1.25               3.29             12
    1998 .....     3,975           0.86          3.89              1.30               3.45              7

  Flex Shares
    2002 .....   $14,269           1.42%         3.08%             1.84%              2.66%            23%
    2001 .....    14,079           1.41          3.33              1.89               2.85             21
    2000 .....     8,827           1.37          3.43              1.95               2.85             19
    1999 .....    13,358           1.37          3.19              1.89               2.67             12
    1998 .....     8,264           1.36          3.39              2.02               2.73              7

--------------------
HIGH INCOME FUND (A)
--------------------
  Flex Shares
    2002 .....   $46,864           1.40%         7.35%             2.02%              6.73%            59%
    2001 .....    19,875           1.40          6.88              2.13               6.15             10
    2000(1) ..     3,075           1.40          6.57              2.83               5.14             --

  For the years ended March 31:
    2000 .....     2,032           1.73          8.94              2.95               7.72             24
    1999 .....     7,230           1.91          5.09              2.22               4.78             95
    1998 .....    24,413           1.87          5.27              1.87               5.27            130

                                                                  PROSPECTUS  53

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods


                                                 NET REALIZED
                      NET ASSET                       AND       DISTRIBUTIONS
                        VALUE          NET        UNREALIZED      FROM NET     DISTRIBUTIONS    NET ASSET
                      BEGINNING    INVESTMENT   GAINS (LOSSES)   INVESTMENT    FROM REALIZED    VALUE END     TOTAL
                      OF PERIOD      INCOME     ON INVESTMENTS     INCOME      CAPITAL GAINS    OF PERIOD   RETURN (+)
                      ---------    ---------    --------------  -------------  -------------    ---------   ----------

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Investor Shares
    2002 .....          $10.23        $0.48         $ 0.01         $(0.48)            --         $10.24        4.81%
    2001 .....            9.58         0.57           0.65          (0.57)            --          10.23       13.09
    2000 .....           10.36         0.57          (0.78)         (0.57)            --           9.58       (2.17)
    1999 .....           10.65         0.52          (0.11)         (0.52)        $(0.18)         10.36        3.86
    1998 .....           10.16         0.55           0.49          (0.55)            --          10.65       10.49

  Flex Shares
    2002 .....          $10.24        $0.42         $ 0.01         $(0.42)            --         $10.25        4.27%
    2001 .....            9.59         0.53           0.65          (0.53)            --          10.24       12.54
    2000 .....           10.37         0.52          (0.78)         (0.52)            --           9.59       (2.63)
    1999 .....           10.66         0.47          (0.11)         (0.47)        $(0.18)         10.37        3.35
    1998 .....           10.17         0.51           0.49          (0.51)            --          10.66        9.99

-------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------
  Investor Shares
    2002 .....          $11.39        $0.29         $ 0.46         $(0.29)        $(0.27)        $11.58        6.71%
    2001 .....           10.68         0.40           0.71          (0.40)            --          11.39       10.48
    2000 .....           11.12         0.39          (0.30)         (0.39)         (0.14)         10.68        0.90
    1999 .....           11.41         0.38           0.11          (0.38)         (0.40)         11.12        4.35
    1998 .....           11.24         0.39           0.49          (0.39)         (0.32)         11.41        8.05

  Flex Shares
    2002 .....          $11.38        $0.24         $ 0.46         $(0.24)        $(0.27)        $11.57        6.21%
    2001 .....           10.67         0.34           0.71          (0.34)            --          11.38        9.97
    2000 .....           11.10         0.34          (0.29)         (0.34)         (0.14)         10.67        0.52
    1999 .....           11.40         0.33           0.10          (0.33)         (0.40)         11.10        3.78
    1998 .....           11.23         0.33           0.49          (0.33)         (0.32)         11.40        7.50

---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Investor Shares
    2002 .....          $10.00        $0.40         $ 0.31         $(0.40)        $(0.02)        $10.29        7.16%
    2001 .....            9.60         0.53           0.40          (0.53)            --          10.00        9.84
    2000 .....            9.93         0.52          (0.33)         (0.52)            --           9.60        1.93
    1999 .....           10.11         0.51          (0.06)         (0.51)         (0.12)          9.93        4.47
    1998 .....           10.00         0.56           0.12          (0.56)         (0.01)         10.11        6.95

  Flex Shares
    2002 .....          $10.02        $0.37         $ 0.31         $(0.37)        $(0.02)        $10.31        6.83%
    2001 .....            9.62         0.50           0.40          (0.50)            --          10.02        9.50
    2000 .....            9.94         0.49          (0.32)         (0.49)            --           9.62        1.71
    1999 .....           10.12         0.48          (0.06)         (0.48)         (0.12)          9.94        4.14
    1998 .....           10.02         0.52           0.11          (0.52)         (0.01)         10.12        6.49

--------------------------------
MARYLAND MUNICIPAL BOND FUND (A)
--------------------------------
  Flex Shares
    2002 .....          $10.14        $0.29          $0.20         $(0.29)            --         $10.34        4.84%
    2001 .....            9.48         0.33           0.66          (0.33)            --          10.14       10.59
    2000 .....           10.08         0.33          (0.60)         (0.33)            --           9.48       (2.66)
    1999(1) ..           10.24         0.15          (0.15)         (0.15)        $(0.01)         10.08        0.05

  For the years ended November 30:
    1998 .....          $ 9.96        $0.33          $0.28         $(0.33)            --         $10.24        6.17%
    1997 .....            9.76         0.34           0.20          (0.34)            --           9.96        5.64

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
    Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Maryland Municipal Bond Fund exchanged all of its assets and certain liabilities for shares of the Maryland Municipal Bond Fund. The CrestFunds Maryland Municipal Bond Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24,
    1999 have been carried forward in these financial highlights.
Amounts designated as "__" are either $0 or round to $0.

                                                                                        RATIO OF NET
                                                       RATIO OF         RATIO OF         INVESTMENT
                                                         NET           EXPENSES TO        INCOME TO
                                       RATIO OF       INVESTMENT      AVERAGE NET       AVERAGE NET
                       NET ASSETS     EXPENSES TO       INCOME     ASSETS (EXCLUDING   ASSETS (EXCLUDING   PORTFOLIO
                        END OF          AVERAGE        TO AVERAGE      WAIVERS AND       WAIVERS AND        TURNOVER
                      PERIOD (000)    NET ASSETS      NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)       RATE
                      ------------    -----------     -----------  ---------------     -----------------   ---------

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Investor Shares
    2002 .....          $20,825          1.22%           4.40%            1.40%              4.22%            123%
    2001 .....           21,244          1.21            5.77             1.42               5.56             131
    2000 .....           22,553          1.17            5.60             1.37               5.40             202
    1999 .....           34,913          1.17            4.87             1.36               4.68             221
    1998 .....           33,269          1.14            5.29             1.38               5.05             109

  Flex Shares
    2002 .....          $36,200          1.71%           3.90%            1.96%              3.65%            123%
    2001 .....           25,791          1.70            5.24             1.99               4.95             131
    2000 .....           20,056          1.66            5.14             1.99               4.81             202
    1999 .....           26,020          1.66            4.40             2.00               4.06             221
    1998 .....           13,111          1.65            4.76             2.11               4.30             109

-------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------
  Investor Shares
    2002 .....          $20,436          1.22%           2.51%            1.36%              2.37%            311%
    2001 .....           18,601          1.21            3.54             1.37               3.38             285
    2000 .....           19,443          1.17            3.59             1.33               3.43             226
    1999 .....           25,195          1.17            3.36             1.32               3.21             224
    1998 .....           28,159          1.16            3.43             1.43               3.16             378

  Flex Shares
    2002 .....          $24,587          1.70%           2.03%            1.92%              1.81%            311%
    2001 .....           20,010          1.69            3.04             1.96               2.77             285
    2000 .....           14,678          1.65            3.11             1.95               2.81             226
    1999 .....           16,518          1.65            2.86             2.03               2.48             224
    1998 .....            8,399          1.64            2.95             2.10               2.49             378

---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Investor Shares
    2002 .....          $ 1,578          0.96%           3.50%            2.06%              2.40%            410%
    2001 .....              849          0.95            5.39             2.28               4.06             532
    2000 .....            1,194          0.92            5.31             1.09               5.14             384
    1999 .....            2,214          0.92            5.03             1.52               4.43             379
    1998 .....            2,705          0.91            5.50             1.51               4.90             163

  Flex Shares
    2002 .....          $15,930          1.31%           2.88%            1.98%              2.21%            410%
    2001 .....            3,452          1.30            4.99             2.60               3.69             532
    2000 .....            1,706          1.27            4.97             2.38               3.86             384
    1999 .....            2,119          1.27            4.69             2.42               3.54             379
    1998 .....            1,543          1.26            5.16             2.72               3.70             163

--------------------------------
MARYLAND MUNICIPAL BOND FUND (A)
--------------------------------
  Flex Shares
    2002 .....          $23,215          1.64%           2.75%            1.83%              2.56%             45%
    2001 .....           12,090          1.63            3.24             1.97               2.90              42
    2000 .....            6,212          1.59            3.34             1.95               2.98              14
    1999(1) ..            7,723          1.59            2.94             1.98               2.55              19

  For the years ended November 30:
    1998 .....          $ 3,246          1.57%           3.16%            1.96%              2.77%             12%
    1997 .....              561          1.54            3.43             2.00               2.97               5

54  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods


                                                 NET REALIZED
                      NET ASSET                       AND       DISTRIBUTIONS
                        VALUE          NET        UNREALIZED      FROM NET     DISTRIBUTIONS    NET ASSET
                      BEGINNING    INVESTMENT   GAINS (LOSSES)   INVESTMENT    FROM REALIZED    VALUE END     TOTAL
                      OF PERIOD      INCOME     ON INVESTMENTS     INCOME      CAPITAL GAINS    OF PERIOD   RETURN (+)
                      ---------    ---------    --------------  -------------  -------------    ---------   ----------

--------------------
SHORT-TERM BOND FUND
--------------------
  Investor Shares
    2002 .....          $10.06        $0.44         $(0.02)        $(0.44)            --         $10.04        4.19%
    2001 .....            9.67         0.54           0.39          (0.54)            --          10.06        9.90
    2000 .....            9.93         0.51          (0.25)         (0.51)        $(0.01)          9.67        2.67
    1999 .....           10.07         0.49          (0.10)         (0.50)         (0.03)          9.93        3.88
    1998 .....            9.91         0.53           0.17          (0.53)         (0.01)         10.07        7.19

  Flex Shares
    2002 .....          $10.06        $0.40         $(0.03)        $(0.40)            --         $10.03        3.75%
    2001 .....            9.67         0.52           0.39          (0.52)            --          10.06        9.60
    2000 .....            9.93         0.48          (0.25)         (0.48)        $(0.01)          9.67        2.31
    1999 .....           10.07         0.47          (0.11)         (0.47)         (0.03)          9.93        3.50
    1998 .....            9.91         0.50           0.17          (0.50)         (0.01)         10.07        6.84

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Investor Shares
    2002 .....          $10.13        $0.35         $ 0.08         $(0.35)        $(0.03)        $10.19        4.44%
    2001 .....            9.85         0.48           0.28          (0.48)            --          10.13        7.87
    2000 .....            9.95         0.45          (0.10)         (0.45)            --           9.85        3.58
    1999 .....            9.96         0.46          (0.01)         (0.46)            --           9.95        4.54
    1998 .....            9.88         0.49           0.09          (0.50)            --           9.96        6.04

  Flex Shares
    2002 .....          $10.11        $0.33         $ 0.10         $(0.33)        $(0.03)        $10.18        4.29%
    2001 .....            9.83         0.46           0.28          (0.46)            --          10.11        7.67
    2000 .....            9.93         0.42          (0.10)         (0.42)            --           9.83        3.34
    1999 .....            9.94         0.44          (0.02)         (0.43)            --           9.93        4.32
    1998 .....            9.85         0.47           0.10          (0.48)            --           9.94        5.90

---------------------
STRATEGIC INCOME FUND
---------------------
  Flex Shares
    2002(1) ..          $10.00        $0.25         $(0.20)        $(0.25)            --         $ 9.80        0.55%

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Investor Shares
    2002 .....          $10.38        $0.50         $ 0.26         $(0.50)        $(0.17)        $10.47        7.47%
    2001 .....            9.86         0.54           0.52          (0.54)            --          10.38       10.95
    2000 .....           10.28         0.54          (0.42)         (0.54)            --           9.86        1.19
    1999 .....           10.45         0.54          (0.17)         (0.54)            --          10.28        3.56
    1998 .....           10.02         0.57           0.43          (0.57)            --          10.45       10.23

  Flex Shares
    2002 .....          $10.38        $0.45         $ 0.27         $(0.45)        $(0.17)        $10.48        7.06%
    2001 .....            9.86         0.49           0.52          (0.49)            --          10.38       10.45
    2000 .....           10.28         0.49          (0.42)         (0.49)            --           9.86        0.70
    1999 .....           10.46         0.49          (0.18)         (0.49)            --          10.28        2.99
    1998 .....           10.02         0.52           0.44          (0.52)            --          10.46        9.78

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
    Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1) Commenced operations on November 30, 2001.  All ratios for the period have been annualized.
Amounts designated as "__" are either $0 or round to $0.

                                                                                        RATIO OF NET
                                                       RATIO OF         RATIO OF         INVESTMENT
                                                         NET           EXPENSES TO        INCOME TO
                                       RATIO OF       INVESTMENT      AVERAGE NET       AVERAGE NET
                       NET ASSETS     EXPENSES TO       INCOME     ASSETS (EXCLUDING   ASSETS (EXCLUDING   PORTFOLIO
                        END OF          AVERAGE        TO AVERAGE      WAIVERS AND       WAIVERS AND        TURNOVER
                      PERIOD (000)    NET ASSETS      NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)       RATE
                      ------------    -----------     -----------  ---------------     -----------------   ---------

--------------------
SHORT-TERM BOND FUND
--------------------
  Investor Shares
    2002 .....          $ 5,767          0.91%           4.28%            1.26%              3.93%            142%
    2001 .....            4,176          0.90            5.47             1.71               4.66              87
    2000 .....            1,446          0.87            5.20             1.75               4.32              70
    1999 .....            1,825          0.87            4.92             1.59               4.20             108
    1998 .....            1,949          0.86            5.27             1.71               4.42              87

  Flex Shares
    2002 .....          $26,392          1.26%           3.89%            1.87%              3.28%            142%
    2001 .....           10,682          1.25            5.09             2.17               4.17              87
    2000 .....            2,065          1.22            4.85             2.41               3.66              70
    1999 .....            2,341          1.22            4.55             2.33               3.44             108
    1998 .....            2,110          1.21            4.93             2.85               3.29              87

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Investor Shares
    2002 .....          $ 4,735          0.86%           3.36%            1.41%              2.81%            117%
    2001 .....            2,179          0.85            4.81             1.56               4.10              87
    2000 .....            2,066          0.82            4.50             1.44               3.88              50
    1999 .....            2,799          0.82            4.54             1.34               4.02              57
    1998 .....            3,277          0.81            5.07             1.33               4.55              39

  Flex Shares
    2002 .....          $70,720          1.11%           3.09%            1.81%              2.39%            117%
    2001 .....           27,861          1.10            4.45             1.96               3.59              87
    2000 .....            5,391          1.07            4.26             2.04               3.29              50
    1999 .....            4,931          1.07            4.22             2.25               3.04              57
    1998 .....            1,413          1.06            4.81             2.87               3.00              39

---------------------
STRATEGIC INCOME FUND
---------------------
  Flex Shares
    2002(1) ..          $39,490          1.53%           5.49%            2.07%              4.95%             43%

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Investor Shares
    2002 .....          $ 8,483          1.22%           4.70%            1.40%              4.52%            262%
    2001 .....            6,617          1.21            5.21             1.83               4.59             207
    2000 .....            1,407          1.17            5.34             2.14               4.37              29
    1999 .....            2,534          1.17            5.17             1.60               4.74              19
    1998 .....            3,225          1.16            5.53             1.76               4.93              14

  Flex Shares
    2002 .....          $31,922          1.73%           4.17%            1.93%              3.97%            262%
    2001 .....           21,617          1.72            4.71             2.04               4.39             207
    2000 .....            7,750          1.68            4.85             2.28               4.25              29
    1999 .....           11,520          1.68            4.66             2.08               4.26              19
    1998 .....            4,022          1.67            5.02             2.32               4.37              14

                                                                  PROSPECTUS  55

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods


                                                 NET REALIZED
                      NET ASSET                       AND       DISTRIBUTIONS
                        VALUE          NET        UNREALIZED      FROM NET     DISTRIBUTIONS    NET ASSET
                      BEGINNING    INVESTMENT   GAINS (LOSSES)   INVESTMENT    FROM REALIZED    VALUE END     TOTAL
                      OF PERIOD      INCOME     ON INVESTMENTS     INCOME      CAPITAL GAINS    OF PERIOD   RETURN (+)
                      ---------    ---------    --------------  -------------  -------------    ---------   ----------

---------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
---------------------------------------------
  Investor Shares
    2002 .....          $10.14        $0.39         $ 0.16         $(0.40)            --         $10.29        5.47%
    2001 .....            9.59         0.42           0.55          (0.42)            --          10.14       10.23
    2000 .....           10.20         0.42          (0.56)         (0.42)        $(0.05)          9.59       (1.24)
    1999(1) ..           10.45         0.22          (0.18)         (0.22)         (0.07)         10.20        0.35

  For years ended November 30:
    1998 .....           10.31         0.46           0.17          (0.45)         (0.04)         10.45        6.19
    1997 .....           10.21         0.47           0.09          (0.46)            --          10.31        5.65

--------------------------------
VIRGINIA MUNICIPAL BOND FUND (A)
--------------------------------
  Flex Shares
    2002 .....          $10.34        $0.31         $ 0.19         $(0.31)            --         $10.53        4.93%
    2001 .....            9.68         0.35           0.66          (0.35)            --          10.34       10.58
    2000 .....           10.48         0.36          (0.79)         (0.36)        $(0.01)          9.68       (4.13)
    1999(1) ..           10.73         0.17          (0.18)         (0.18)         (0.06)         10.48       (0.16)

  For years ended November 30:
    1998 .....           10.48         0.37           0.28          (0.37)         (0.03)         10.73        6.24
    1997 .....           10.31         0.39           0.18          (0.39)         (0.01)         10.48        5.58

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
    The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Virginia Intermediate Municipal Bond and CrestFunds Virginia Municipal Bond Funds exchanged all of their assets and certain liabilities for shares of the Virginia Intermediate Municipal Bond and Virginia Municipal Bond
    Funds, respectively. The CrestFunds Virginia Intermediate Municipal Bond and CrestFunds Virginia Municipal Bond Funds are the
    accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "__" are either $0 or round to $0.

                                                                                        RATIO OF NET
                                                       RATIO OF         RATIO OF         INVESTMENT
                                                         NET           EXPENSES TO        INCOME TO
                                       RATIO OF       INVESTMENT      AVERAGE NET       AVERAGE NET
                       NET ASSETS     EXPENSES TO       INCOME     ASSETS (EXCLUDING   ASSETS (EXCLUDING   PORTFOLIO
                        END OF          AVERAGE        TO AVERAGE      WAIVERS AND       WAIVERS AND        TURNOVER
                      PERIOD (000)    NET ASSETS      NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)       RATE
                      ------------    -----------     -----------  ---------------     -----------------   ---------

---------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
---------------------------------------------
  Investor Shares
    2002 .....          $ 7,257          0.79%           3.82%            1.11%              3.50%             33%
    2001 .....            6,197          0.76            4.20             1.11               3.85              32
    2000 .....            6,808          0.79            4.33             0.94               4.18              18
    1999(1) ..            7,706          0.79            4.17             0.93               4.03              19

  For years ended November 30:
    1998 .....            7,899          0.79            4.33             0.94               4.18              24
    1997 .....            7,826          0.79            4.56             0.94               4.41              30

--------------------------------
VIRGINIA MUNICIPAL BOND FUND (A)
--------------------------------
  Flex Shares
    2002 .....          $13,428          1.70%           2.97%            1.88%              2.79%             38%
    2001 .....            7,983          1.69            3.47             2.00               3.16              60
    2000 .....            5,367          1.65            3.61             2.08               3.18              19
    1999(1) ..            6,939          1.65            3.32             1.91               3.06               7

  For years ended November 30:
    1998 .....            3,697          1.64            3.46             1.92               3.18              28
    1997 .....            1,476          1.60            3.73             2.00               3.33              39

56  PROSPECTUS

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

                                                                  PROSPECTUS  57

--------------------------------------------------------------------------------
                                                                           NOTES
--------------------------------------------------------------------------------

58  PROSPECTUS

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2002, includes detailed information about the STI

Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                 STI-PS-008-0300

[COVER GRAPHIC OMITTED]

                                    STI CLASSIC FUNDS-MONEY MARKET
                                    FUNDS-FLEX AND INVESTOR SHARES

                                    PROSPECTUS


                                        OCTOBER 1, 2002

                                        PRIME QUALITY MONEY MARKET FUND

                                        TAX-EXEMPT MONEY MARKET FUND

                                        U.S. GOVERNMENT SECURITIES
                                          MONEY MARKET FUND

                                        VIRGINIA TAX-FREE
                                          MONEY MARKET FUND

                                        INVESTMENT ADVISER
                                        TO THE FUNDS:

                                        TRUSCO CAPITAL MANAGEMENT, INC.
                                        (the "Adviser")



                                        [STI CLASSIC LOGO OMITTED]


                                        THE SECURITIES AND EXCHANGE COMMISSION
                                        HAS NOT APPROVED OR DISAPPROVED THESE
                                        SECURITIES OR PASSED UPON THE ADEQUACY
                                        OF THIS PROSPECTUS. ANY REPRESENTATION
                                        TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investor and Flex Shares of the Money Market Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

    2    PRIME QUALITY MONEY MARKET FUND

    4    TAX-EXEMPT MONEY MARKET FUND

    6    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

    8    VIRGINIA TAX-FREE MONEY MARKET FUND

   10    MORE INFORMATION ABOUT RISK

   10    MORE INFORMATION ABOUT FUND INVESTMENTS

   10    INVESTMENT ADVISER

   11    PORTFOLIO MANAGERS

   11    PURCHASING, SELLING AND EXCHANGING FUND SHARES

   16    DIVIDENDS AND DISTRIBUTIONS

   16    TAXES

   17    FINANCIAL HIGHLIGHTS

BACK     HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

[TELESCOPE GRAPIC OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN AVERAGE?

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND EXCHANGING FUND SHARES

[DOLLAR BILL GRAPHIC OMITTED]SALES CHARGES

--------------------------------------------------------------------------------


OCTOBER 1, 2002

                                                                   PROSPECTUS 1

--------------------------------------------------------------------------------
                                                           CUSIP/TICKER SYMBOLS
--------------------------------------------------------------------------------




FUND NAME                                 CLASS           INCEPTION*         TICKER         CUSIP
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
Prime Quality Money Market                Flex            10/4/99            SQFXX          784767774
Prime Quality Money Market                Investor         6/8/92            SQIXX          784766206
Tax-Exempt Money Market                   Investor         6/8/92            SEIXX          784766602
U.S. Government Securities Money Market   Investor         6/8/92            SUIXX          784766404
Virginia Tax-Free Money Market            Investor         5/5/93            CIAXX          784767600
------------------------------------------------------------------------------------------------------------------------------------

* THE INCEPTION DATE REFLECTS THE BEGINNING OF THE CLASS'S PERFORMANCE HISTORY, WHICH MAY INCLUDE THE PERFORMANCE OF OTHER CLASSES OF THE FUND AND/OR PREDECESSORS OF THE FUND. FOR FURTHER INFORMATION, SEE "PERFORMANCE INFORMATION."


--------------------------------------------------------------------------------
                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

 2 PROSPECTUS

--------------------------------------------------------------------------------
PRIME QUALITY MONEY MARKET FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                  High current income, while preserving capital
                                 and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify money market instruments
                                 with the most attractive risk/return trade-off
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Conservative investors who want to receive
                                 current income from their investment
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR.*

[PRIME QUAL GRAPHIC OMITTED]
1993     2.60%
1994     3.60%
1995     5.30%
1996     4.82%
1997     4.97%
1998     4.92%
1999     4.56%
2000     5.86%
2001     3.54%

              BEST QUARTER            WORST QUARTER
                  1.51%                   0.48%
                (9/30/00)              (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.66%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. FIRST TIER RETAIL AVERAGE.


INVESTOR SHARES             1 YEAR    5 YEARS   SINCE INCEPTION*
----------------------------------------------------------------
Prime Quality Money
Market Fund                  3.54%      4.77%       4.36%
----------------------------------------------------------------
iMoneyNet, Inc.
First Tier Retail Average    3.54%      4.77%       4.40%
----------------------------------------------------------------
* SINCE INCEPTION OF THE INVESTOR SHARES ON JUNE 8, 1992. BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



FLEX SHARES                            1 YEAR   SINCE INCEPTION*
---------------------------------------------------------------
Prime Quality Money
Market Fund                             2.77%      3.93%
---------------------------------------------------------------
iMoneyNet, Inc.
First Tier Retail Average               3.54%       4.71%
---------------------------------------------------------------
* SINCE INCEPTION OF THE FLEX SHARES ON OCTOBER 4, 1999. BENCHMARK RETURNS SINCE SEPTEMBER 30, 1999 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

To obtain more information about the Fund's current yield, call 1-800-814-3397.

                                                                   PROSPECTUS 3

--------------------------------------------------------------------------------
                                                 PRIME QUALITY MONEY MARKET FUND
--------------------------------------------------------------------------------

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Retail Average is a widely-recognized composite of money market funds which invest in securities rated in the highest category by at least two of the recognized rating agencies. The number of funds in the Average varies.

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)             None               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)*                       None               2.00%

* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "SALES CHARGES."


-------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            INVESTOR SHARES     FLEX SHARES
Investment Advisory Fees                                                                         0.65%              0.65%
Distribution and Service (12b-1) Fees                                                            0.20%              0.75%
Other Expenses                                                                                   0.09%              0.30%
                                                                                                 -----              -----
Total Annual Fund Operating Expenses                                                             0.94%*             1.70%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

             Prime Quality Money Market Fund - Investor Shares 0.81% Prime Quality Money Market Fund - Flex Shares 1.54%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
Investor Shares        $ 96       $300      $520     $1,155
Flex Shares            $373       $536      $923     $2,009

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
Investor Shares        $ 96       $300      $520     $1,155
Flex Shares            $173       $536      $923     $2,009


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

 4 PROSPECTUS

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                  High current interest income exempt from
                                 federal income taxes, while preserving capital
                                 and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 Municipal money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to increase income without added risk
                                 by analyzing credit quality
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Conservative investors who want to receive
                                 current tax-exempt income from their
                                 investment
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Tax-Exempt Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal income taxes. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[LIFE PRESERVER OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR.*

[TAX EXEMPT GRAPHIC OMITTED]
1993     1.90%
1994     2.37%
1995     3.36%
1996     2.94%
1997     3.11%
1998     2.90%
1999     2.69%
2000     3.57%
2001     2.13%

              BEST QUARTER            WORST QUARTER
                  0.95%                   0.32%
                (6/30/00)              (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.38%.

                                                                   PROSPECTUS 5
--------------------------------------------------------------------------------
                                                    TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. TAX-FREE RETAIL AVERAGE.

INVESTOR SHARES             1 YEAR    5 YEARS   SINCE INCEPTION*
----------------------------------------------------------------
Tax-Exempt Money
Market Fund                  2.13%      2.88%       2.74%
----------------------------------------------------------------
iMoneyNet, Inc.
Tax-Free Retail
Average                      2.27%      2.90%       2.76%
----------------------------------------------------------------
* SINCE INCEPTION OF THE INVESTOR SHARES ON JUNE 8, 1992.
BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

To obtain more information about the Fund's current yield, call 1-800-814-3397.


--------------------------------------------------------------------------------
[CHART INDEX GRAPHIC OMITTED] WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Retail Average is a widely-recognized composite of money market funds which invest in short-term municipal securities, the income of which is exempt from federal taxation. The number of funds in the Average varies.

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                         INVESTOR SHARES

Investment Advisory Fees                                      0.55%
Distribution and Service (12b-1) Fees                         0.15%
Other Expenses                                                0.10%
                                                              -----
Total Annual Fund Operating Expenses                          0.80%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              Tax-Exempt Money Market Fund - Investor Shares 0.67%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR      3 YEARS        5 YEARS      10 YEARS
         $82        $255           $444          $990

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

 6 PROSPECTUS

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                  High current income, while preserving capital
                                 and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. Treasury and government agency securities,
                                 and repurchase agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to increase income without adding
                                 undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Conservative investors who want to receive
                                 current income
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR.*

[US GOVT SECURITY MM GRAPHIC OMITTED]
1993     2.52%
1994     3.48%
1995     5.25%
1996     4.66%
1997     4.85%
1998     4.73%
1999     4.26%
2000     5.56%
2001     3.52%

              BEST QUARTER            WORST QUARTER
                 1.46%                   0.44%
               (12/31/00)              (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.68%.

                                                                   PROSPECTUS 7

--------------------------------------------------------------------------------
                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. GOVERNMENT & AGENCY RETAIL AVERAGE.

INVESTOR SHARES             1 YEAR    5 YEARS   SINCE INCEPTION*
----------------------------------------------------------------
U.S. Government
Securities Money
Market Fund                 3.52%      4.58%        4.22%
----------------------------------------------------------------
iMoneyNet, Inc.
Government & Agency
Retail Average              3.53%      4.73%       4.34%
----------------------------------------------------------------
* SINCE INCEPTION OF THE INVESTOR SHARES ON JUNE 8, 1992.
BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

To obtain more information about the Fund's current yield, call 1-800-814-3397.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government & Agency Retail Average is a widely-recognized composite of money market funds which invest in U.S. Treasury Bills, repurchase agreements or securities issued by agencies of the U.S. government. The number of funds in the Average varies.


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES


This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                         INVESTOR SHARES

Investment Advisory Fees                                     0.65%
Distribution and Service (12b-1) Fees                        0.17%
Other Expenses                                               0.10%
                                                             -----
Total Annual Fund Operating Expenses                         0.92%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

      U.S. Government Securities Money Market Fund - Investor Shares 0.80%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


       1 YEAR      3 YEARS        5 YEARS      10 YEARS
        $94         $293           $509         $1,131


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

 8 PROSPECTUS

--------------------------------------------------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                  High current income exempt from federal and
                                 Virginia income taxes, while preserving capital
                                 and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 Virginia municipal money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to increase income
                                 without added risk by analyzing credit quality
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Virginia residents who want to receive
                                 current income exempt from federal and state
                                 income taxes
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Virginia Tax-Free Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies within Virginia.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR.*

[VIRGINIA TAX FREE MM GRAPHIC OMITTED]
1994     2.11%
1995     3.27%
1996     3.10%
1997     3.07%
1998     2.92%
1999     2.71%
2000     3.55%
2001     2.14%

              BEST QUARTER            WORST QUARTER
                  0.93%                   0.31%
                (6/30/00)              (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.39%.

                                                                   PROSPECTUS 9

--------------------------------------------------------------------------------
                                             VIRGINIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. TAX-FREE RETAIL AVERAGE.

INVESTOR SHARES              1 YEAR   5 YEARS   SINCE INCEPTION*
----------------------------------------------------------------
Virginia Tax-Free
Money Market Fund             2.14%     2.88%        2.76%
----------------------------------------------------------------
iMoneyNet, Inc.
Tax-Free Retail Average       2.27%     2.90%        2.82%
----------------------------------------------------------------
* SINCE INCEPTION OF THE INVESTOR SHARES ON MAY 5, 1993.
BENCHMARK RETURNS SINCE APRIL 30, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

To obtain more information about the Fund's current yield, call 1-800-814-3397.


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Retail Average is a widely-recognized composite of money market funds which invest in short-term municipal securities, the income of which is exempt from federal taxation. The number of funds in the Average varies.

[COINS GRAPHIC OMITTED]FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                         INVESTOR SHARES

Investment Advisory Fees                                     0.40%
Distribution and Service (12b-1) Fees                        0.40%
Other Expense                                                0.10%
                                                             -----
Total Annual Fund Operating Expenses                         0.90%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

           Virginia Tax-Free Money Market Fund - Investor Shares 0.67%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


       1 YEAR      3 YEARS        5 YEARS      10 YEARS
         $92        $287           $498         $1,108


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

10 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[LIFE PRESERVER GRAPHIC OMITTED] MORE INFORMATION ABOUT RISK

FIXED INCOME RISK

TAX-EXEMPT MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

   MUNICIPAL ISSUER RISK

   TAX-EXEMPT MONEY MARKET FUND
   VIRGINIA TAX-FREE MONEY MARKET FUND

   There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

   In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

   REGIONAL RISK

   VIRGINIA TAX-FREE MONEY MARKET FUND

   To the extent that the Fund's investments are concentrated in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI). Of course, a Fund cannot guarantee that it will achieve its investment goal.

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                              PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

     PRIME QUALITY MONEY MARKET FUND                  0.54%
     TAX-EXEMPT MONEY MARKET FUND                     0.45%
     U.S. GOVERNMENT SECURITIES MONEY
       MARKET FUND                                    0.56%
     VIRGINIA TAX-FREE MONEY MARKET FUND              0.40%

The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS


Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Prime Quality Money Market Fund since it began operating in June 1992. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 17 years of investment experience.

Mr. Robert S. Bowman, CFA, has served as a Vice President of Trusco since January 1999. He has managed the Virginia Tax-Free Money Market Fund since May 1995, the Tax-Exempt Money Market Fund since July 2000 and the U.S. Government Securities Money Market Fund since October 2000. Prior to joining Trusco, Mr. Bowman served as an assistant trader from 1994 to 1995, and Vice President of Crestar Asset Management Company since 1995. He has more than 8 years of investment experience.


[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Shares and Flex Shares of the Funds. Flex Shares of the Prime Quality Money Market Fund are available only through exchanges of Flex Shares of other STI Classic Funds or, potentially, in the future, Flex Shares of the Prime Quality Money Market Fund may be used to set up a systematic exchange program to purchase Flex Shares of other STI Classic Funds. Currently no such exchange program is available. Flex Shares of the Prime Quality Money Market Fund (i) are subject to a 2% contingent deferred sales charge (CDSC) if you redeem your shares within one year of the date you purchased the original STI Classic Fund Flex Shares; and (ii) have higher annual expenses than Investor Shares of the Prime Quality Money Market Fund.

HOW TO PURCHASE FUND SHARES


A SunTrust Securities Investment Consultant can assist you in opening a brokerage account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:
o Mail*
o Telephone (1-800-874-4770)
o Wire
o Automated Clearing House (ACH)
* THE FUNDS DO NOT ACCEPT CASH AS A PAYMENT FOR FUND SHARES.


You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers, and potentially through the Investor's Advantage Account (an asset allocation account available through SunTrust Securities, Inc.). Please contact your financial institution directly and follow its procedures for fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day).

12 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time.) So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Funds must generally receive your order before 10:30 a.m., Eastern Time for the Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund or before 2:00 p.m., Eastern Time for the Prime Quality Money Market Fund and U.S. Government Securities Money Market Fund. Also each Fund must receive federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Fund receives federal funds before the Funds calculate their NAV the following day.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase Investor shares for the first time, you must invest at least $2,000 in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call the Funds at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase Investor Shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 up to $100,000 once or twice a month.
The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

                                                                   PROSPECTUS 13

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

[DOLLAR BILL GRAPHIC OMITTED] SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- FLEX SHARES

You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to the exchange of Flex Shares of one Fund for Flex Shares of another Fund.

IF YOU SELL YOUR FLEX SHARES

The CDSC will be waived if you sell your Flex Shares for the following reasons:

o  to make certain withdrawals from a retirement plan (not including IRAs);
o  because of death or disability;
o for certain payments under the Systematic Withdrawal Plan - up to 12% annually of the value of your shares held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail); or
o for exchanges from Trust or Investor Shares to Flex Shares where the total accumulated period from the original date of purchase is at least one year.

OFFERING PRICE OF FUND SHARES

The offering price of Investor and Flex Shares is the NAV next calculated after the transfer agent receives your request.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Flex Shares of the Prime Quality Money Market Fund, any applicable deferred sales charge.

Redemption orders must be received by the Funds on a Business Day before 10:30 a.m., Eastern Time for the Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund or 2:00 p.m., Eastern Time for the Prime Quality Money Market Fund and U.S. Government Securities Money Market Fund. Orders received after these times will be executed the following Business Day.

14 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required $2,000 because of redemptions you may be required to sell your shares. But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

                                                                   PROSPECTUS 15

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

INVESTOR SHARES

You may exchange Investor Shares of any Fund for Investor Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange.

FLEX SHARES

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund. For purposes of computing the CDSC applicable to Flex Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange your Flex Shares of a Fixed Income or Equity Fund into any Investor Shares of a Money Market Fund, the time your shares are held in such Money Market Fund will not count towards the CDSC one-year holding period.

TELEPHONE TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:

For Investor Shares

   PRIME QUALITY MONEY MARKET FUND                    0.20%
   TAX-EXEMPT MONEY MARKET FUND                       0.15%
   U.S. GOVERNMENT SECURITIES
       MONEY MARKET FUND                              0.17%
   VIRGINIA TAX-FREE MONEY MARKET FUND                0.40%

For Flex Shares of the Prime Quality Money Market Fund, the maximum distribution fee is 0.75% of the average daily net assets of the Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

16 PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions, if any, are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT; HOWEVER, BECAUSE THE FUND EXPECTS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE, YOU SHOULD NOT EXPECT TO REALIZE ANY GAIN OR LOSS ON THE SALE OR EXCHANGE OF YOUR FUND SHARES.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund intend to distribute federally tax-exempt income. Both of these Funds may invest a portion of their assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Funds may be taxable.

The Prime Quality Money Market Fund and the U.S. Government Securities Money Market Fund expect to distribute primarily ordinary income. In addition, a significant portion of each of these two Funds' distributions may represent interest earned on U.S. obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                   PROSPECTUS 17

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period, along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.

For the Periods Ended May 31, (unless otherwise noted)
For a Share Outstanding Throughout the Periods



                     NET ASSET              DISTRIBUTIONS
                       VALUE       NET        FROM NET     NET ASSET               NET ASSETS
                     BEGINNING  INVESTMENT   INVESTMENT    VALUE END    TOTAL        END OF
                     OF PERIOD    INCOME       INCOME      OF PERIOD  RETURN (+)  PERIOD (000)
                     ---------  ----------  -------------  ---------  ----------  ------------

-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Investor Shares
    2002 ..........    $1.00       $0.02       $(0.02)       $1.00       2.11%     $1,887,033
    2001 ..........     1.00        0.05        (0.05)        1.00       5.57       1,927,309
    2000 ..........     1.00        0.05        (0.05)        1.00       5.02       1,312,653
    1999 ..........     1.00        0.05        (0.05)        1.00       4.66         918,100
    1998 ..........     1.00        0.05        (0.05)        1.00       5.04         411,821
  Flex Shares
    2002 ..........    $1.00       $0.01       $(0.01)       $1.00       1.36%     $   12,302
    2001 ..........     1.00        0.05        (0.05)        1.00       4.75           4,051
    2000(A) .......     1.00        0.03        (0.03)        1.00       2.93           3,445

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Investor Shares
    2002 ..........    $1.00       $0.01       $(0.01)       $1.00       1.26%    $   218,048
    2001 ..........     1.00        0.03        (0.03)        1.00       3.35         256,894
    2000 ..........     1.00        0.03        (0.03)        1.00       3.07         125,500
    1999 ..........     1.00        0.03        (0.03)        1.00       2.69         128,854
    1998 ..........     1.00        0.03        (0.03)        1.00       3.09         134,538

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Investor Shares
    2002 ..........    $1.00       $0.02       $(0.02)       $1.00       2.11%    $   210,004
    2001 ..........     1.00        0.05        (0.05)        1.00       5.41         158,087
    2000 ..........     1.00        0.05        (0.05)        1.00       4.71          79,311
    1999 ..........     1.00        0.04        (0.04)        1.00       4.41          61,472
    1998 ..........     1.00        0.05        (0.05)        1.00       4.90          58,753

---------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND (B)
---------------------------------------
  Investor Shares
    2002 ..........    $1.00       $0.01       $(0.01)       $1.00       1.27%    $    99,141
    2001 ..........     1.00        0.03        (0.03)        1.00       3.35          93,004
    2000 ..........     1.00        0.03        (0.03)        1.00       3.07          62,878
    1999** ........     1.00        0.01        (0.01)        1.00       1.27           5,955
  For the Year Ended November 30:
    1998 ..........     1.00        0.03        (0.03)        1.00       2.96           8,851
    1997 ..........     1.00        0.03        (0.03)        1.00       3.05           7,634

                                                                   RATIO OF NET
                                   RATIO OF       RATIO OF          INVESTMENT
                                     NET         EXPENSES TO         INCOME TO
                      RATIO OF    INVESTMENT     AVERAGE NET        AVERAGE NET
                     EXPENSES TO    INCOME    ASSETS (EXCLUDING  ASSETS (EXCLUDING
                       AVERAGE    TO AVERAGE     WAIVERS AND        WAIVERS AND
                     NET ASSETS   NET ASSETS   REIMBURSEMENTS)    REIMBURSEMENTS)
                     -----------  ----------  -----------------  -----------------

-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Investor Shares
    2002 ..........     0.81%       2.09%          0.94%              1.96%
    2001 ..........     0.80        5.36           0.95               5.21
    2000 ..........     0.77        4.94           0.95               4.76
    1999 ..........     0.77        4.52           0.97               4.32
    1998 ..........     0.76        4.93           0.98               4.71
  Flex Shares
    2002 ..........     1.54%       1.04%          1.70%              0.88%
    2001 ..........     1.53        4.54           1.92               4.15
    2000(A) .......     1.50*       4.46*          1.99*              3.97*

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Investor Shares
    2002 ..........     0.67%       1.25%          0.80%              1.12%
    2001 ..........     0.67        3.22           0.80               3.09
    2000 ..........     0.64        3.01           0.82               2.83
    1999 ..........     0.64        2.66           0.82               2.48
    1998 ..........     0.62        3.04           0.83               2.83

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Investor Shares
    2002 ..........     0.80%       2.02%          0.92%              1.90%
    2001 ..........     0.79        5.14           0.93               5.00
    2000 ..........     0.77        4.62           0.93               4.46
    1999 ..........     0.77        4.32           0.98               4.11
    1998 ..........     0.76        4.79           0.96               4.59

---------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND (B)
---------------------------------------
  Investor Shares
    2002 ..........     0.67%       1.22%          0.90%              0.99%
    2001 ..........     0.66        3.28           0.91               3.03
    2000 ..........     0.67        3.17           0.73               3.11
    1999** ........     0.67        2.52           1.06               2.13
  For the Year Ended November 30:
    1998 ..........     0.67        2.92           1.07               2.52
    1997 ..........     0.68        3.42           1.08               3.02

  (+)  Total return is for the period indicated and has not been annualized.
  *    Annualized.
  ** For the period December 1, 1998 to May 31, 1999. All ratios for the period have been annualized.
  (A)  Flex shares were offered beginning October 4, 1999.
  (B) On May 24, 1999, the CrestFunds Tax Free Money Fund exchanged all of its assets and certain liabilities for shares of the Virginia Tax-Free Money Market Fund. The CrestFunds Tax Free Money Fund was the accounting survivor in this transaction and, as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

18 PROSPECTUS

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303



DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456



LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2002 includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                 STI-PS-001-0300

[COVER GRAPHIC OMITTED]

STI CLASSIC FUNDS-FOR PARTICIPANTS
OF SUNTRUST BANKS SPONSORED
RETIREMENT PLANS

PROSPECTUS

   OCTOBER 1, 2002


   BALANCED FUND
   CAPITAL APPRECIATION FUND

   CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND

   GROWTH AND INCOME FUND

   HIGH INCOME FUND
   INFORMATION AND TECHNOLOGY FUND

   INTERNATIONAL EQUITY FUND
   INTERNATIONAL EQUITY INDEX FUND
   INVESTMENT GRADE BOND FUND
   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
   MID-CAP EQUITY FUND

   MID CAP VALUE EQUITY FUND

   SHORT-TERM BOND FUND
   SHORT-TERM U.S. TREASURY SECURITIES FUND
   SMALL CAP GROWTH STOCK FUND
   SMALL CAP VALUE EQUITY FUND

   STRATEGIC INCOME FUND

   TAX SENSITIVE GROWTH STOCK FUND
   U.S. GOVERNMENT SECURITIES FUND
   VALUE INCOME STOCK FUND

   VANTAGE FUND

   PRIME QUALITY MONEY MARKET FUND
   U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
   U.S. TREASURY MONEY MARKET FUND
   LIFE VISION AGGRESSIVE GROWTH FUND
   LIFE VISION GROWTH AND INCOME FUND
   LIFE VISION MODERATE GROWTH FUND


   INVESTMENT ADVISER
   TO THE FUNDS:

   TRUSCO CAPITAL MANAGEMENT, INC.
   (the "Adviser")

   [STI Logo Omitted]

   THE SECURITIES AND EXCHANGE COMMISSION
   HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ADEQUACY OF
   THIS PROSPECTUS. ANY REPRESENTATION TO
   THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

---------------------
ABOUT THIS PROSPECTUS
---------------------

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of each Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

    2   BALANCED FUND

    4   CAPITAL APPRECIATION FUND


    6   CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND


    8   GROWTH AND INCOME FUND


   10   HIGH INCOME FUND


   12   INFORMATION AND TECHNOLOGY FUND

   14   INTERNATIONAL EQUITY FUND

   17   INTERNATIONAL EQUITY INDEX FUND

   19   INVESTMENT GRADE BOND FUND

   22   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

   24   MID-CAP EQUITY FUND


   26   MID CAP VALUE EQUITY FUND


   28   SHORT-TERM BOND FUND

   31   SHORT-TERM U.S. TREASURY SECURITIES FUND

   33   SMALL CAP GROWTH STOCK FUND

   35   SMALL CAP VALUE EQUITY FUND

   37   STRATEGIC INCOME FUND

   39   TAX SENSITIVE GROWTH STOCK FUND

   41   U.S. GOVERNMENT SECURITIES FUND

   43   VALUE INCOME STOCK FUND


   45   VANTAGE FUND


   48   PRIME QUALITY MONEY MARKET FUND

   50   U.S. GOVERNMENT SECURITIES MONEY
        MARKET FUND

   52   U.S. TREASURY MONEY MARKET FUND

   54   LIFE VISION AGGRESSIVE GROWTH FUND

   57   LIFE VISION GROWTH AND INCOME FUND

   60   LIFE VISION MODERATE GROWTH FUND

   64   MORE INFORMATION ABOUT RISK

   66   MORE INFORMATION ABOUT FUND INVESTMENTS

   67   INVESTMENT ADVISER

   67   PORTFOLIO MANAGERS

   69   PURCHASING AND SELLING FUND SHARES

   71   DIVIDENDS AND DISTRIBUTIONS

   72   TAXES

   73   FINANCIAL HIGHLIGHTS

BACK    HOW TO OBTAIN MORE INFORMATION ABOUT
COVER   THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES

--------------------------------------------------------------------------------

OCTOBER 1, 2002

                                                                    PROSPECTUS 1

--------------------------------------------------------------------------------
                                                            CUSIP/TICKER SYMBOLS
--------------------------------------------------------------------------------


FUND NAME                                   CLASS               INCEPTION*               TICKER                 CUSIP
-------------------------------------------------------------------------------------------------------------------------

EQUITY FUNDS
Balanced                                    Trust                 1/3/94                 SBATX                  784766735
Capital Appreciation                        Trust                 7/1/92                 STCAX                  784766867
Growth and Income                           Trust                9/26/92                 CRVAX                  784766198
Information & Technology                    Trust                9/30/99                 STECX                  784767840
International Equity                        Trust                1/31/95                 STITX                  784766388
International Equity Index                  Trust                 6/6/94                 SIEIX                  784766594
Mid-Cap Equity                              Trust                 2/2/94                 SAGTX                  784766750
Mid Cap Value Equity                        Trust               11/30/01                 SMVTX                  784767725
Small Cap Growth Stock                      Trust                10/8/98                 SSCTX                  784766263
Small Cap Value Equity                      Trust                8/31/94                 SCETX                  784766370
Tax Sensitive Growth Stock                  Trust               12/31/95                 STTAX                  784766230
Value Income Stock                          Trust               10/31/89                 STVTX                  784766834
Vantage                                     Trust               11/29/01                 STVNX                  784767675
-------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
Classic Institutional Super Short
  Income Plus                               Trust                10/1/02                 SISSX                  784767584
High Income                                 Trust                10/3/01                 STHTX                  784767766
Investment Grade Bond                       Trust                7/16/92                 STIGX                  784766701
Limited-Term Federal Mortgage
  Securities                                Trust                 6/6/94                 SLMTX                  784766628
Short-Term Bond                             Trust                3/15/93                 SSBTX                  784766826
Short-Term U.S. Treasury Securities         Trust                3/15/93                 SUSTX                  784766792
Strategic Income                            Trust               11/30/01                 STICX                  784767691
U.S. Government Securities                  Trust                 8/1/94                 SUGTX                  784766644
-------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUNDS
Prime Quality Money Market                  Trust                 6/8/92                 SQTXX                  784766107
U.S. Government Securities Money Market     Trust                 6/8/92                 STUXX                  784766305
U.S. Treasury Money Market                  Trust                2/18/87                 CUSXX                  784767402
-------------------------------------------------------------------------------------------------------------------------

LIFE VISION FUNDS
Life Vision Aggressive Growth               Trust               12/31/92                 CVMGX                  784767881
Life Vision Growth and Income               Trust               12/31/92                 CLVGX                  784767873
Life Vision Moderate Growth                 Trust               12/31/92                 CLVBX                  784767865
-------------------------------------------------------------------------------------------------------------------------

* THE INCEPTION DATE REFLECTS THE BEGINNING OF THE CLASS'S PERFORMANCE HISTORY, WHICH MAY INCLUDE THE PERFORMANCE OF OTHER CLASSES OF THE FUND AND/OR PREDECESSORS OF THE FUND. FOR FURTHER INFORMATION, SEE "PERFORMANCE INFORMATION."


--------------------------------------------------------------------------------
                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2  PROSPECTUS

--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation and current income
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS
   PRIMARY                                  U.S. common stocks
   SECONDARY                                Bonds
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with a history of earnings
                                            growth and bonds with minimal risk
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want income from their investment, as well as an increase in its value
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds,

the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted] Plot points are as follows:

1995     25.51%
1996     12.13%
1997     21.14%
1998     19.55%
1999      4.66%
2000      4.79%
2001      0.23%

            BEST QUARTER              WORST QUARTER
               12.57%                    -5.89%
             (12/31/98)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -6.64%.

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                                                                   BALANCED FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF A HYBRID 60/40 BLEND OF THE S&P 500(R) INDEX AND THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX.

TRUST SHARES                     1 YEAR         5 YEARS       SINCE INCEPTION*
--------------------------------------------------------------------------------
Balanced Fund                     0.23%           9.75%            10.00%
--------------------------------------------------------------------------------
Hybrid 60/40 Blend
of the Following
Benchmarks                       -3.67%           9.79%            11.35%
--------------------------------------------------------------------------------
S&P 500(R)Index                 -11.88%          10.70%            13.98%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                      8.51%           7.36%             6.77%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JANUARY 3, 1994.
  BENCHMARK RETURNS SINCE DECEMBER 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY
  ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.95%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                1.05%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE
MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                       Balanced Fund - Trust Shares 1.02%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $107            $334            $579          $1,283

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

4  PROSPECTUS

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             Capital appreciation
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with above average growth potential
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of their investment to grow, but do not need to receive income on their investment
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks, but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:

1993       9.89%
1994      -7.41%
1995      31.15%
1996      20.31%
1997      31.13%
1998      28.06%
1999       9.71%
2000       1.62%
2001      -6.49%

            BEST QUARTER              WORST QUARTER
               22.93%                    -14.98%
             (12/31/98)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -13.00%.

                                                                   PROSPECTUS  5

--------------------------------------------------------------------------------
                                                       CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R) INDEX.

TRUST SHARES                     1 YEAR         5 YEARS       SINCE INCEPTION*
--------------------------------------------------------------------------------
Capital Appreciation
Fund                             -6.49%          11.85%            12.91%
--------------------------------------------------------------------------------
S&P 500(R) Index                -11.88%          10.70%            13.73%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JULY 1, 1992.
  BENCHMARK RETURNS SINCE JUNE 30, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES

Investment Advisory Fees                                            1.15%
Other Expenses                                                      0.09%
                                                                    -----
Total Annual Fund Operating Expenses                                1.24%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE
MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:
                 Capital Appreciation Fund - Trust Shares 1.22%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $126            $393            $681          $1,500


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

6  PROSPECTUS


--------------------------------------------------------------------------------
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

INVESTMENT GOAL                             High current income consistent with preserving capital and maintaining liquidity
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Short duration investment grade money market and fixed income securities
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Low
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify short duration securities that offer a comparably better return potential and yield than money market funds
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Conservative investors seeking to maximize income consistent with limited share price volatility
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and Agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage-backed and asset-backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interests rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United

                                                                    PROSPECTUS 7


--------------------------------------------------------------------------------
                              CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The Classic Institutional Super Short Income Plus Fund commenced operations on October 1, 2002, and therefore does not have a performance history for a full calendar year.

[COINS  GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.50%
Other Expenses                                                      0.50%*
                                                                    -----
Total Annual Fund Operating Expenses                                1.00%**

 * OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.
** THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

     Classic Institutional Super Short Income Plus Fund - Trust Shares 0.65%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR          3 YEARS
                   $102            $318
--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

8  PROSPECTUS

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOALS
  PRIMARY                                   Long-term capital appreciation
  SECONDARY                                 Current income
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Equity securities
------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify securities of companies with market capitalizations of at least $1 billion with attractive valuation and/or above average earnings potential relative either to their sectors or the market as a whole
------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for capital appreciation potential and some income with less volatility than the equity market as a whole
------------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts
(ADRs) of foreign companies, all with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Chart Omitted]
Plot points are as follows:

1993     10.20%
1994     -0.81%
1995     29.38%
1996     19.06%
1997     27.69%
1998     18.20%
1999     14.17%
2000      1.43%
2001     -6.60%

            BEST QUARTER              WORST QUARTER
               17.38%                    -10.84%
              (6/30/97)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR
YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -8.67%.

                                                                    PROSPECTUS 9

--------------------------------------------------------------------------------
                                                          GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.

TRUST SHARES                1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Growth and
Income Fund                 -6.60%      10.30%       12.32%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
Value Index                -11.71%       9.49%       13.46%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON SEPTEMBER 26, 1992.
  BENCHMARK RETURNS SINCE SEPTEMBER 30, 1992 (BENCHMARK RETURNS AVAILABLE
  ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.


[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.90%
Other Expenses                                                      0.09%
                                                                    -----
Total Annual Fund Operating Expenses                                0.99%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $101            $315            $547          $1,213

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

10  PROSPECTUS


--------------------------------------------------------------------------------
HIGH INCOME FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOALS
  PRIMARY                                   High current income
  SECONDARY                                 Total return
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            High yield corporate, government, and other debt instruments of U.S. and
                                            non-U.S. issuers
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify lower-rated securities offering high current income of issuers generating adequate cash flow to meet their obligations
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who seek high current income and who are willing to accept greater share price volatility through investment in high yield, below investment grade debt instruments
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The High Income Fund invests primarily in a diversified portfolio of higher yielding, lower-rated income producing securities of U.S. and non-U.S. issuers. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated as "non-investment grade" by Moody's Investor Services, Inc. or by Standard & Poor's Rating Services or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (I.E., rated BBB- or above by S&P or Baa3 or above by Moody's). In selecting debt securities for the Fund the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Performance prior to March 28, 2000 is that of the ESC Strategic Income Fund, the Fund's predecessor. Trust Shares were offered beginning October 3, 2001. Performance between May 4, 1994 and October 3, 2001 is that of the Flex Shares of the Fund, and has not been adjusted to reflect Trust Shares expenses. If it had been, performance would have been higher.

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                                HIGH INCOME FUND
--------------------------------------------------------------------------------

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. SINCE FLEX SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, RETURNS FOR TRUST SHARES WILL BE SUBSTANTIALLY SIMILAR TO THOSE OF THE FLEX SHARES, SHOWN HERE, AND DIFFER ONLY TO THE EXTENT THAT TRUST SHARE EXPENSES ARE LOWER AND, THEREFORE, PERFORMANCE WOULD BE HIGHER THAN THAT OF FLEX SHARES.*

[Bar Chart Omitted]
Plot points are as follows:

1995     14.91%
1996      5.84%
1997      5.05%
1998      4.43%
1999      1.28%
2000     -9.46%
2001      5.55%

            BEST QUARTER              WORST QUARTER
                6.79%                    -9.92%
              (3/31/95)                 (3/31/00)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -5.51%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX.

FLEX SHARES                      1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
High Income Fund                  3.58%           1.21%             3.21%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Corporate High Yield
Bond Index                        5.28%           3.11%             6.08%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE FLEX SHARES ON MAY 4, 1994.
  BENCHMARK RETURNS SINCE APRIL 30, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index which covers the universe of fixed rate, non-investment grade debt.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.80%
Other Expenses                                                      0.17%
                                                                    -----
Total Annual Fund Operating Expenses                                0.97%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES SHOULD BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:
                      High Income Fund - Trust Shares 0.82%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $99             $309            $536         $1,190

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

12  PROSPECTUS

--------------------------------------------------------------------------------
INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             Long-term capital growth
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Common stocks of companies benefiting from information and technology
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Very high
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies benefiting from technology and information to achieve above average growth
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Aggressive investors with long-term investment goals who are willing to accept significant volatility for the possibility of higher returns
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The Information and Technology Fund invests at least 80% of its net assets in common stocks of U.S. companies that are expected to benefit substantially from information and technology and achieve above average growth. The Fund believes that information-oriented companies and technology-oriented companies offer the potential for significant long-term growth. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging information-related or technology-related market. The second segment consists of established technology companies that provide the infrastructure to support the transfer of information. The third segment includes established, non-tech corporations from multiple industries that are harnessing the power of information to drive company growth. In selecting investments for the Fund, the Adviser uses a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations which are significantly higher than average. As a result, the Fund's net asset value (NAV) may be more volatile than other, broadly diversified equity funds.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:

2000     -16.75%
2001     -26.65%

            BEST QUARTER              WORST QUARTER
               27.45%                    -32.91%
             (12/31/01)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -37.17%.

                                                                   PROSPECTUS 13

--------------------------------------------------------------------------------
                                                 INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE GOLDMAN SACHS E-COMMERCE INDEX, BUT THE ADVISER BELIEVES THAT THE GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX MORE ACCURATELY REFLECTS THE INCLUSION OF COMPANIES THAT ARE NOT FOCUSED ON ACHIEVING GROWTH THROUGH E-COMMERCE INITIATIVES.

TRUST SHARES                           1 YEAR        SINCE INCEPTION*
--------------------------------------------------------------------------------
Information and
Technology Fund                       -26.65%              2.97%
--------------------------------------------------------------------------------
Goldman Sachs Technology
Composite Index                       -28.56%            -18.53%
--------------------------------------------------------------------------------
Lipper Science & Technology
Funds Average                         -36.74%            -15.99%
--------------------------------------------------------------------------------
Goldman Sachs
E-Commerce Index                      -33.35%            -19.99%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON SEPTEMBER 30, 1999.


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected technology funds. The Lipper Science and Technology Funds Average is an average of funds that invest 65% of their equity portfolio in science and technology stocks. The number of funds in the Average varies. Developed jointly by the Goldman Sachs E-Commerce research team and Goldman Sachs Index Services, the Goldman Sachs E-Commerce Index is built from a universe of 39 stocks. To be included in the index, firms must generate a majority of their revenues online, operate as virtual companies outside the traditional "bricks and mortar" framework or be key e-commerce infrastructure providers.


[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES

Investment Advisory Fees                                            1.10%
Other Expenses                                                      0.09%
                                                                    -----
Total Annual Fund Operating Expenses                                1.19%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $121            $378            $654          $1,443


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

14  PROSPECTUS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Foreign common stocks
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with good fundamentals or a history of consistent growth
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want an increase in the value of their investment without regard to income, are willing to accept the increased risks of international investing for the possibility of higher returns, and want exposure to a diversified portfolio of international stocks
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The International Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the fixed income market or the fixed income market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

                                                                   PROSPECTUS 15

--------------------------------------------------------------------------------
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund began operating as a registered mutual fund on December 1, 1995. Performance prior to December 1, 1995 is that of the Adviser's similarly managed collective investment fund, which began operations on January 31, 1995. The collective investment fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:

1996       22.08%
1997       13.35%
1998       11.22%
1999        9.47%
2000       -3.46%
2001      -17.71%

            BEST QUARTER              WORST QUARTER
               16.88%                    -18.28%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -1.43%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX.

TRUST SHARES                    1 YEAR           5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
International
Equity Fund                     -17.71%           1.86%             9.32%
--------------------------------------------------------------------------------
MSCI EAFE Index                 -21.44%           0.89%             3.66%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON JANUARY 31, 1995.


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country.


[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            1.25%
Other Expenses                                                      0.23%
                                                                    -----
Total Annual Fund Operating Expenses                                1.48%

16  PROSPECTUS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $151            $468            $808          $1,768


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 17

--------------------------------------------------------------------------------
                                                 INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             Investment results that correspond to the performance of the
                                            MSCI EAFE-GDP Weighted Index
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Foreign equity securities in the MSCI EAFE-GDP Weighted Index
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Statistical analysis to track the Index
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Aggressive investors who want exposure to foreign markets and are willing to accept the increased risks of foreign investing for the possibility of higher returns
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The International Equity Index Fund invests at least 80% of its net assets in equity securities of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI EAFE-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of securities within the Index using a statistical process. So, the Fund will not hold all securities included in the Index.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.

[BULLSEYE GRAPHIC OMITTED]   PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:

1995             10.73%
1996              6.04%
1997              8.99%
1998             30.02%
1999             30.66%
2000            -17.06%
2001            -23.47%

            BEST QUARTER              WORST QUARTER
               21.26%                    -15.46%
             (12/31/98)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -0.63%.

18  PROSPECTUS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MORGAN STANLEY CAPITAL, INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST--GROSS DOMESTIC PRODUCT (MSCI EAFE-GDP) WEIGHTED INDEX.

TRUST SHARES                     1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
International Equity
Index Fund                      -23.47%           3.28%             4.00%
--------------------------------------------------------------------------------
MSCI EAFE-GDP
Weighted Index                  -23.26%           1.63%             2.91%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 6, 1994.
  BENCHMARK RETURNS SINCE MAY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE-GDP Weighted Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES

Investment Advisory Fees                                            0.90%
Other Expenses                                                      0.22%
                                                                    -----
Total Annual Fund Operating Expenses                                1.12%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE
MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:
              International Equity Index Fund - Trust Shares 1.04%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $114            $356            $617          $1,363


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 19

--------------------------------------------------------------------------------
                                                      INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             High total return through current income and capital appreciation, while preserving the principal amount invested
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Investment grade U.S. government and corporate debt securities
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify relatively inexpensive securities in a selected market index
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want to receive income from their investment, as well as an increase in the value of the investment
-----------------------------------------------------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

20  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[BULLSEYE GRAPHIC OMITTED]   PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:

1993      10.84%
1994      -3.32%
1995      17.80%
1996       2.34%
1997       9.08%
1998       9.19%
1999      -1.53%
2000       6.57%
2001       9.06%

            BEST QUARTER              WORST QUARTER
                6.11%                    -2.67%
              (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.41%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

TRUST SHARES                     1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
Investment Grade
Bond Fund                         9.06%           6.39%             6.44%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                      8.51%           7.36%             7.17%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate
Bond Index                        8.42%           7.43%             7.16%
--------------------------------------------------------------------------------
Lipper Intermediate
Investment Grade
Debt Funds Average                7.62%           6.44%             6.43%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JULY 16, 1992.
  BENCHMARK RETURNS SINCE JULY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index that combines the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers U.S. Government/Credit Index consists of U.S. government obligations and corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index consists of mortgage-backed securities rated AAA. The Lehman Brothers U.S. Aggregate Bond Index includes fixed income securities rated investment grade (BBB) or higher, with maturities of at least one year. The securities in the Index have outstanding par values of at least $100 million for U.S. government obligations and $25 million for the others. The Lipper Intermediate Investment Grade Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the Average of the intermediate term investment grade bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.

                                                                   PROSPECTUS 21

--------------------------------------------------------------------------------
                                                      INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES

Investment Advisory Fees                                            0.74%
Other Expenses                                                      0.09%
                                                                    -----
Total Annual Fund Operating Expenses                                0.83%*


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

            Investment Grade Bond Fund - Trust Shares 0.81%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


        1 YEAR       3 YEARS         5 YEARS        10 YEARS
          $85         $265            $460           $1,025


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

22  PROSPECTUS

--------------------------------------------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             High current income, while preserving capital
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Mortgage-backed securities
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Low
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify securities that are less prone to prepayment risk
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Conservative investors who want to receive income from their investment
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Limited-Term Federal Mortgage Securities Fund invests at least 80% of its net assets in U.S. government agency mortgage-backed securities, such as Fannie Mae, GNMA and collateralized mortgage obligations. These securities typically have an effective maturity from 1 to 5 years. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempts to reduce the risk that the underlying mortgages are prepaid by focusing on securities that it believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.

Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
PLOT POINTS ARE AS FOLLOWS:

1995     12.14%
1996      4.53%
1997      6.74%
1998      6.90%
1999      1.25%
2000      8.60%
2001      7.41%

            BEST QUARTER              WORST QUARTER
                4.36%                    -0.29%
              (9/30/01)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 3.33%.

                                                                   PROSPECTUS 23

--------------------------------------------------------------------------------
                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MERRILL LYNCH 1-5 YEAR U.S. TREASURIES/AGENCIES INDEX AND THE MERRILL LYNCH 1-5 YEAR U.S. TREASURIES INDEX.

TRUST SHARES                     1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
Limited-Term Federal
Mortgage Securities
Fund                              7.41%           6.15%             6.27%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasuries/
Agencies Index                    8.53%           6.85%             6.89%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasuries Index             8.37%           6.80%             6.84%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 6, 1994.
  BENCHMARK RETURNS SINCE MAY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The current market value of the Index is $1.50 trillion with duration of 2.06 years and yield to maturity of 2.48%. The Merrill Lynch 1-5 Year U.S. Treasuries Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES

Investment Advisory Fees                                            0.65%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                0.75%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE
MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

       Limited-Term Federal Mortgage Securities Fund - Trust Shares 0.70%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $77           $240            $417            $930


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

24  PROSPECTUS

--------------------------------------------------------------------------------
MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             Capital appreciation
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. mid-cap common stocks
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate to high
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with above average growth potential at an attractive price
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns
-----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies that have small- to mid-sized market capitalizations (I.E., companies with market capitalizations of $500 million to $10 billion or companies in the S&P Mid Cap 400(R) Index). In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average growth potential at attractive prices. The Adviser evaluates companies based on their industry sectors and the market in general. The Fund maintains holdings in the industries that appear to perform best during a given business cycle. The Adviser analyzes companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. The Adviser does not consider current income in selecting investments for the Fund.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole.

The small- to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1995     31.22%
1996     15.42%
1997     21.23%
1998      6.48%
1999     16.14%
2000     -2.97%
2001      2.38%


            BEST QUARTER              WORST QUARTER
               24.73%                    -19.96%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -18.14%.

                                                                   PROSPECTUS 25

--------------------------------------------------------------------------------
                                                             MID-CAP EQUITY FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P MID CAP 400(R) INDEX.

TRUST SHARES                1 YEAR          5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Mid-Cap
Equity Fund                   2.38%           8.29%            10.60%
--------------------------------------------------------------------------------
S&P Mid Cap
400(R) Index                 -0.61%          16.11%            15.38%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON FEBRUARY 2, 1994.
  BENCHMARK RETURNS SINCE JANUARY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Mid Cap 400(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.


[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES

Investment Advisory Fees                                            1.15%
Other Expenses                                                      0.09%
                                                                    -----
Total Annual Fund Operating Expenses                                1.24%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE
MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:
                    Mid-Cap Equity Fund - Trust Shares 1.22%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $126            $393            $681          $1,500


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

26  PROSPECTUS


--------------------------------------------------------------------------------
MID CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOALS
  PRIMARY                                   Capital appreciation
  SECONDARY                                 Current income
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. mid-cap equity securities
------------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued mid-cap securities
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who primarily want the value of their investment to grow, but want to receive some income from their investment
------------------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Mid Cap Value Equity Fund invests at least 80% of its net assets in equity securities of U.S. mid-sized companies with market capitalizations between approximately $1 billion and $12 billion. In selecting investments for the Fund, the Adviser chooses common stocks that it believes are undervalued in the market. The Adviser may sell a security when it achieves a designated target price, a company's growth prospects change, or the opportunity for a better investment arises.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap equity securities may underperform other segments of the equity market or the equity market as a whole.

The mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these smaller companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The Mid Cap Value Equity Fund commenced operations on November 30, 2001, and therefore does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 27

--------------------------------------------------------------------------------
                                                       MID CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            1.25%
Other Expenses                                                      0.12%
                                                                    -----
Total Annual Fund Operating Expenses                                1.37%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER INTENDS TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                 Mid Cap Value Equity Fund - Trust Shares 1.27%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR          3 YEARS
                   $139            $434

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

28  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             High current income, while preserving capital
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Investment grade U.S. government and corporate debt securities
------------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Low
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify securities that offer a comparably better return than similar securities for a given level of credit risk
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Income oriented investors who are willing to accept increased risk for the possibility of returns greater than money market investing
------------------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an average weighted maturity of approximately 3 years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 29

--------------------------------------------------------------------------------
                                                            SHORT-TERM BOND FUND
--------------------------------------------------------------------------------


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1994               -0.07%
1995               11.77%
1996                3.90%
1997                6.78%
1998                6.84%
1999                0.92%
2000                7.64%
2001                7.54%

            BEST QUARTER              WORST QUARTER
                3.86%                    -0.75%
              (9/30/01)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -0.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX.

TRUST SHARES                     1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
Short-Term
Bond Fund                         7.54%           5.91%             5.56%
--------------------------------------------------------------------------------
Salomon 1-3 Year
Treasury/Government
Sponsored/Corporate
Index                             8.87%           6.77%             6.10%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON MARCH 15, 1993.
  BENCHMARK RETURNS SINCE FEBRUARY 28, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES

Investment Advisory Fees                                            0.65%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                0.75%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                    Short-Term Bond Fund - Trust Shares 0.70%

30  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $77           $240            $417            $930


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 31

--------------------------------------------------------------------------------
                                        SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             High current income, while preserving capital
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Short-term U.S. Treasury securities
------------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Low
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify Treasury securities with maturities that offer a comparably better return potential and yield than either shorter maturity or longer maturity securities for a given level of interest rate risk
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Income oriented investors who are willing to accept increased risk for the possibility of returns greater than money market investing
------------------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less). The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1994     1.41%
1995     8.58%
1996     4.52%
1997     5.86%
1998     6.24%
1999     2.71%
2000     6.65%
2001     6.55%

            BEST QUARTER              WORST QUARTER
                2.64%                    -0.10%
              (9/30/01)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 1.89%.

32  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY INDEX AND THE SALOMON 6 MONTH TREASURY BILL INDEX.

TRUST SHARES                     1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
Short-Term U.S.
Treasury Securities
Fund                              6.55%           5.59%             5.14%
--------------------------------------------------------------------------------
Salomon 1-3 Year
Treasury Index                    8.31%           6.59%             5.95%
--------------------------------------------------------------------------------
Salomon 6 Month
Treasury Bill Index               4.53%           5.22%             5.02%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON MARCH 15, 1993.
BENCHMARK RETURNS SINCE FEBRUARY 28, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Salomon 6 Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES

Investment Advisory Fees                                            0.65%
Other Expenses                                                      0.11%
                                                                    ------
Total Annual Fund Operating Expenses                                0.76%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

          Short-Term U.S. Treasury Securities Fund - Trust Shares 0.70%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $78           $243            $422            $942


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 33

--------------------------------------------------------------------------------
                                                     SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL                             Long-term capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. small cap common stocks of growth companies
------------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Identifies small cap companies with above average growth potential
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of their investment to grow, but do not need current income
------------------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The Small Cap Growth Stock Fund invests at least 80% of its net assets in small U.S. companies with market capitalizations between $50 million and $3 billion in size. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and the potential for capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1999     20.55%
2000     11.76%
2001     -0.82%

            BEST QUARTER              WORST QUARTER
               23.93%                    -22.83%
             (12/31/01)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -9.21%.

34  PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P SMALL CAP 600(R) INDEX.

TRUST SHARES                        1 YEAR   SINCE INCEPTION*
--------------------------------------------------------------------------------
Small Cap Growth
Stock Fund                          -0.82%        23.08%
--------------------------------------------------------------------------------
S&P Small Cap
600(R) Index                         6.54%        14.99%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON OCTOBER 8, 1998.
  BENCHMARK RETURNS SINCE SEPTEMBER 30, 1998 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Small Cap 600(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            1.15%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                1.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $127            $397            $686          $1,511

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 35

--------------------------------------------------------------------------------
                                                     SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOALS
  PRIMARY                                   Capital appreciation
  SECONDARY                                 Current income
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. small cap equity securities
------------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued small cap securities
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who primarily want the value of their investment to grow, but want to receive some income from their investment
------------------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The Small Cap Value Equity Fund invests at least 80% of its net assets in equity securities of small-sized U.S. companies (I.E., companies with market capitalizations under $2 billion). In selecting investments for the Fund, the Adviser chooses equity securities of small sized companies that it believes are undervalued in the market.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on January 31, 1997. Performance prior to January 31, 1997 is that of the Adviser's similarly managed collective investment fund, which began operations on August 31, 1994. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1995     30.99%
1996     34.25%
1997     32.59%
1998    -13.45%
1999     -2.72%
2000     17.96%
2001     21.21%

            BEST QUARTER              WORST QUARTER
               19.82%                    -21.99%
              (6/30/99)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 7.72%.

36  PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE RUSSELL 2000 VALUE INDEX.

TRUST SHARES                1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Small Cap Value
Equity Fund                 21.21%       9.80%       15.23%
--------------------------------------------------------------------------------
Russell 2000
Value Index                 14.02%      11.21%       13.26%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON AUGUST 31, 1994.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000 Index with lower growth rates and price-to-book ratios.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            1.15%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                1.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $127            $397            $686          $1,511

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                  PROSPECTUS  37


--------------------------------------------------------------------------------
                                                           STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
INVESTMENT GOAL
  PRIMARY                                   Current income
  SECONDARY                                 Preservation of capital
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            High yield corporate, government, and other debt instruments of U.S. and
                                            non-U.S. issuers
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to increase income while reducing share price volatility through diversification across three major sectors of the fixed income market
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who seek high current income with reduced risk of share price volatility
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Strategic Income Fund invests primarily in a diversified portfolio of high yield corporate, U.S. government and international bonds. The Fund will maintain a minimum average credit quality rating of BBB. The Fund will invest at least 15%, but not more than 60%, of its assets in a particular sector. In selecting debt securities for the Fund, the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The Strategic Income Fund commenced operations on November 30, 2001, and therefore does not have a performance history for a full calendar year.

38  PROSPECTUS

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.85%
Other Expenses                                                      0.19%
                                                                    -----
Total Annual Fund Operating Expenses                                1.04%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER INTENDS TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                   Strategic Income Fund - Trust Shares 0.94%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR          3 YEARS
                   $106            $331

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

PROSPECTUS  39

--------------------------------------------------------------------------------
                                                 TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

INVESTMENT GOAL                             Long-term capital growth with nominal dividend income
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks of growth companies
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies that have above average growth potential and uses a low portfolio turnover strategy to reduce capital gains distributions
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want to increase the value of their investment while minimizing taxable capital gains distributions
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Tax Sensitive Growth Stock Fund invests primarily in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies.

The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes.

[LIFE PRESERVER GRAPHIC OMITTED]  WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 11, 1998. Performance prior to December 11, 1998 is that of the Adviser's similarly managed collective investment fund, which began operations on December 31, 1995. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1996     21.04%
1997     28.76%
1998     31.73%
1999     24.74%
2000    -12.15%
2001    -18.21%

            BEST QUARTER              WORST QUARTER
               27.74%                    -16.18%
             (12/31/98)                 (3/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -11.46%.

40  PROSPECTUS

--------------------------------------------------------------------------------
TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF S&P 500(R) INDEX.

TRUST SHARES             1 YEAR     5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Tax Sensitive
Growth Stock
Fund                    -18.21%      8.74%            10.70%
--------------------------------------------------------------------------------
S&P 500(R) Index        -11.88%     10.70%            12.65%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE COLLECTIVE INVESTMENT FUND ON DECEMBER 31, 1995.


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES

Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               1.24%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your share at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $126            $393            $681          $1,500


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                  PROSPECTUS  41

--------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT GOAL                             High current income, while preserving capital
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Mortgage-backed securities and U.S. Treasury obligations
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Low to moderate
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to increase income without adding undue risk
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Conservative investors who want to receive income from their investment
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The US. Government Securities Fund invests at least 80% of its net assets in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The average maturity of the Fund's portfolio will typically range from 7 to 14 years.


[LIFE PRESERVER GRAPHIC OMITTED]  WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1995    17.33%
1996     2.55%
1997     8.94%
1998     8.16%
1999    -0.97%
2000    10.98%
2001     6.92%

            BEST QUARTER              WORST QUARTER
                5.89%                    -2.24%
              (6/30/95)                 (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 4.00%.

42  PROSPECTUS

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MERRILL LYNCH GOVERNMENT/MORTGAGE INDEX AND THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX.

TRUST SHARES                  1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
U.S. Government
Securities Fund                6.92%          6.72%            6.89%
--------------------------------------------------------------------------------
Merrill Lynch
Government/
Mortgage Index                 7.59%          7.44%            7.71%
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate U.S.
Government Bond
Index                          8.42%          7.06%            7.11%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE TRUST SHARES ON AUGUST 1, 1994.
  BENCHMARK RETURNS SINCE JULY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/Mortgage Index is a synthetic index created by combining, at their respective market weights (i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.


[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.74%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               0.85%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              U.S. Government Securities Fund - Trust Shares 0.82%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $87           $271            $471           $1,049


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                  PROSPECTUS  43

--------------------------------------------------------------------------------
                                                         VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                   Current income
  SECONDARY                                 Capital appreciation
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify high dividend-paying, undervalued stocks
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for current income and capital
                                            appreciation with less volatility than the average stock fund
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY


The Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $5 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.


[LIFE PRESERVER GRAPHIC OMITTED]  WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on February 12, 1993. Performance prior to February 12, 1993 is that of the Adviser's similarly managed collective investment fund, which began operating on October 31, 1989. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

THE BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1992     20.05%
1993     11.14%
1994      3.54%
1995     35.93%
1996     19.46%
1997     27.08%
1998     10.58%
1999     -2.93%
2000     10.85%
2001     -0.95%

            BEST QUARTER              WORST QUARTER
               15.35%                    -12.14%
              (6/30/99)                 (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -4.36%.

44  PROSPECTUS

--------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.

TRUST SHARES                1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Value Income
Stock Fund                  -0.95%       8.41%       12.88%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
Value Index                -11.71%       9.49%       13.10%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.80%
Other Expenses                                                      0.10%
                                                                    -----
Total Annual Fund Operating Expenses                                0.90%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $92             $287            $498          $1,108

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

                                                                  PROSPECTUS  45


--------------------------------------------------------------------------------
                                                                    VANTAGE FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT GOALS
  PRIMARY                                   Long-term capital appreciation
  SECONDARY                                 Hedge against periodic declines in equity markets
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued and overvalued stocks
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Aggressive investors with long-term investment goals who are willing to accept significant volatility for the possibility of higher returns
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Vantage Fund establishes long and short positions primarily in common stocks of U.S. companies. Using fundamental analysis, the Adviser buys stocks "long" that it believes will perform better than their peers, and sells stocks "short" that it believes will underperform their peers. A long position is established when the Adviser purchases a stock outright, and a short position is established when the Adviser sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from declines in securities prices. The Adviser may also seek to enhance returns by purchasing securities with borrowed money. This investment technique, known as "leveraging," increases investment risk, but also increases investment opportunity. The Fund may borrow up to 33.33% of its assets (including the amount borrowed). From time to time, the Adviser may take defensive positions in cash or short-term debt securities. There may be several times per year when the Fund places more than 25% of its assets in cash or short-term debt securities. The Fund would initiate such defensive positions when the Adviser is concerned that short-term market volatility is unusually high or while the Adviser is reviewing and assessing the financial consequences of significant economic events. At such times, the Fund may not achieve its investments objective.

The Adviser seeks to identify long and short opportunities by utilizing both "bottom-up" and "top-down" fundamental analysis methodologies. "Bottom-up" analysis is employed to evaluate the competitive advantages and market sustainability of individual companies. "Top-down" analysis is used to assess the relative attractiveness of investment opportunities within the context of industry, macro-economic and financial market trends. Using top-down analysis, the Adviser frequently increases and decreases the amount of long and short positions allocated to various market sectors, such as technology, financial services, capital goods, energy, utilities, consumer cyclicals, transportation and consumer staples. This strategy of adjusting sector weightings, also known as "sector rotation," is employed when industry or macro-economic changes cause the investment outlook of a particular sector to improve or worsen relative to other sectors. If the Adviser believes, for example, that economic growth is accelerating rapidly, then it may increase the Fund's long positions in economically sensitive stocks, such as consumer cyclicals. To execute its sector rotation strategy efficiently, the Adviser may establish long or short positions in securities that represent indexes or other groups of stocks, such as exchange traded funds. For a complete list of investment techniques that may be employed by the fund, please see the Statement of Additional Information.

The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund will buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it establishes long and short positions in common stocks, the Fund is subject to the risk that stock prices will rise and fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report unexpected results or be affected considerably by industry and/or economic trends and developments. The prices of stocks issued by such companies may change substantially in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Since the Fund engages in selling stocks short, the risk of price volatility may be greater in this fund than in long-only equity mutual funds. While the potential losses associated with long positions are typically limited to the original cost of the securities, the potential for losses associated with short positions is theoretically unlimited.

46  PROSPECTUS

--------------------------------------------------------------------------------
VANTAGE FUND
--------------------------------------------------------------------------------

The Fund may engage in hedging transactions to reduce the risks of its investments in equity securities. However, hedging will not necessarily protect the Fund fully against anticipated risks. Moreover, hedging transactions involve costs and risks of their own. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.

The practice of sector rotation will result in increased exposure to risks inherent in particular industries or sectors. Different industries and sectors may be more or less susceptible to changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends. Concentrations in sectors that produce unfavorable performance may cause the Fund to perform more unfavorably than a broadly diversified fund that has less exposure to those industries or sectors.

The small and medium capitalization companies in which the Fund invests may be more vulnerable to unexpected business or economic events than larger, more established companies. In particular, these small and medium companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The Vantage Fund commenced operations on November 29, 2001, and therefore does not have a performance history for a full calendar year.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            1.60%
Other Expenses                                                      0.53%
                                                                    -----
Total Annual Fund Operating Expenses                                2.13%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER INTENDS TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                        Vantage Fund - Trust Shares 2.03%

                                                                  PROSPECTUS  47

--------------------------------------------------------------------------------
                                                                    VANTAGE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR          3 YEARS
                   $216            $667

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

48  PROSPECTUS

--------------------------------------------------------------------------------
PRIME QUALITY MONEY MARKET FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

INVESTMENT GOAL                             High current income, while preserving capital and liquidity
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Money market instruments
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify money market instruments with the most attractive risk/return trade-off
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Conservative investors who want to receive current income from their investment
----------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1993     2.77%
1994     3.77%
1995     5.47%
1996     4.99%
1997     5.15%
1998     5.10%
1999     4.74%
2000     6.04%
2001     3.72%

            BEST QUARTER              WORST QUARTER
                1.55%                     0.52%
              (9/30/00)                (12/31/01

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.75%.

                                                                  PROSPECTUS  49

--------------------------------------------------------------------------------
                                                 PRIME QUALITY MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. FIRST TIER RETAIL AVERAGE.

TRUST SHARES                1 YEAR    5 YEARS   SINCE INCEPTION*
--------------------------------------------------------------------------------
Prime Quality Money
Market Fund                  3.72%      4.95%       4.54%
--------------------------------------------------------------------------------
iMoneyNet, Inc.
First Tier Retail Average    3.54%      4.77%       4.40%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 8, 1992.
  BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


To obtain more information about the Fund's current yield, call 1-800-814-3397.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Retail Average is a widely-recognized composite of money market funds which invest in commercial paper, bank obligations and short-term investments rated in the highest ratings category. The number of funds in the Average varies.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES

Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               0.74%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              Prime Quality Money Market Fund - Trust Shares 0.63%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $76           $237            $411            $918


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

50  PROSPECTUS

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

INVESTMENT GOAL                             High current income, while preserving capital and liquidity
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. Treasury and government agency securities, and repurchase agreements
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to increase income without adding undue risk by analyzing yields
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Conservative investors who want to receive current income
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted] Plot points are as follows:

1993     2.67%
1994     3.64%
1995     5.39%
1996     4.81%
1997     4.99%
1998     4.88%
1999     4.41%
2000     5.71%
2001     3.67%

            BEST QUARTER              WORST QUARTER
                1.49%                     0.48%
             (12/31/00)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.75%.

                                                                  PROSPECTUS  51

--------------------------------------------------------------------------------
                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. GOVERNMENT & AGENCY RETAIL AVERAGE.

TRUST SHARES                  1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
U.S. Government
Securities Money
Market Fund                    3.67%          4.73%           4.37%
--------------------------------------------------------------------------------
iMoneyNet, Inc.
Government & Agency
Retail Average                 3.53%          4.73%           4.34%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 8, 1992.
  BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

To obtain more information about the Fund's yield, call 1-800-814-3397.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government & Agency Retail Average is a widely-recognized composite of all money market funds which invest in U.S. Treasury Bills, repurchase agreements or securities issued by agencies of the U.S. government. The number of funds in the Average varies.


[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                 TRUST SHARES
Investment Advisory Fees                                         0.65%
Other Expenses                                                   0.10%
                                                                 -----
Total Annual Fund Operating Expenses                             0.75%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

       U.S. Government Securities Money Market Fund - Trust Shares 0.66%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $77           $240            $417            $930

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

52  PROSPECTUS

--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

INVESTMENT GOAL                             High current income, while maintaining liquidity
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Money market instruments issued and guaranteed by the U.S. Treasury
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Investing in U.S. Treasury obligations and repurchase agreements
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Conservative investors who want to receive current income from their investment
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The U.S. Treasury Money Market Fund invests solely in U.S. Treasury obligations and repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (Standard and Poor's Corporation, AAA). As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[LIFE PRESERVER GRAPHIC OMITTED]  WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted] Plot points are as follows:

1992     3.40%
1993     2.51%
1994     3.50%
1995     5.33%
1996     4.77%
1997     4.93%
1998     4.82%
1999     4.38%
2000     5.63%
2001     3.32%

            BEST QUARTER              WORST QUARTER
                1.46%                     0.41%
             (12/31/00)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.63%.

                                                                  PROSPECTUS  53

--------------------------------------------------------------------------------
                                                 U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. TREASURY & REPO RETAIL AVERAGE.

TRUST SHARES             1 YEAR       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
U.S. Treasury
Money Market
Fund                      3.32%        4.61%       4.25%
--------------------------------------------------------------------------------
iMoneyNet, Inc.
Treasury & Repo
Retail Average            3.42%        4.61%       4.24%
--------------------------------------------------------------------------------

To obtain more information about the Fund's current yield, call 1-800-814-3397.

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Retail Average is a widely-recognized composite of money market funds which invest in U.S. Treasury Bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                  TRUST SHARES

Investment Advisory Fees                                          0.65%
Other Expenses                                                    0.09%
                                                                  -----
Total Annual Fund Operating Expenses                              0.74%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              U.S. Treasury Money Market Fund - Trust Shares 0.65%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $76           $237            $411            $918


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

54  PROSPECTUS

--------------------------------------------------------------------------------
LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT GOAL                             High capital appreciation
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Equity and money market funds
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Investing at least 80% of the Life Vision Fund's total net assets in STI
                                            Classic Equity Funds
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of their investment to grow, but do not need to receive income on their investment, and are willing to be subject to the risks of equity securities
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The Life Vision Aggressive Growth Fund invests at least 80% of its total net assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.


THE FUND CURRENTLY PLANS TO INVEST IN SHARES OF THE FOLLOWING UNDERLYING STI CLASSIC FUNDS WITHIN THE PERCENTAGE RANGES INDICATED:

                                      INVESTMENT RANGE
                                   (PERCENTAGE OF THE LIFE
                                  VISION AGGRESSIVE GROWTH
ASSET CLASS                            FUND'S ASSETS)
--------------------------------------------------------------------------------
Equity Funds                                80-100%
     Capital Appreciation Fund
     Growth and Income Fund
     International Equity Index Fund
     Mid-Cap Equity Fund
     Small Cap Value Equity Fund
     Small Cap Growth Stock Fund
     Value Income Stock Fund
       Money Market Funds                    0-20%
     Prime Quality Money Market Fund

Other STI Classic Funds may be utilized in the future.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes for taxable investors.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS LIFE VISION FUND?

The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity securities, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, the Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the

                                                                  PROSPECTUS  55

--------------------------------------------------------------------------------
                                              LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THIS LIFE VISION FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:

1993     12.14%
1994     -4.30%
1995     25.12%
1996     16.62%
1997     22.53%
1998     12.31%
1999     10.31%
2000      6.30%
2001     -6.52%

            BEST QUARTER              WORST QUARTER
               18.72%                    -15.23%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -7.11%.

THIS TABLE COMPARES THIS LIFE VISION FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF A HYBRID 61/15/12/10/2 BLEND OF THE RUSSELL 1000 INDEX, MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX, RUSSELL 2000 INDEX, SALOMON 3-MONTH TREASURY BILL INDEX AND THE RUSSELL MID-CAP INDEX.

TRUST SHARES                         1 YEAR          5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
Life Vision Aggressive
Growth Fund                          -6.52%           8.57%          10.02%
--------------------------------------------------------------------------------
Hybrid 61/15/12/10/2
Blend of the
Following Market
Benchmarks                          -10.28%           8.48%          11.36%
--------------------------------------------------------------------------------
Russell 1000 Index                  -12.45%          10.50%          13.28%
--------------------------------------------------------------------------------
MSCI EAFE Index                     -21.44%           0.89%           6.50%
--------------------------------------------------------------------------------
Russell 2000 Index                    2.49%           7.52%          10.77%
--------------------------------------------------------------------------------
Salomon 3-Month
Treasury Bill Index                   4.08%           5.01%           4.81%
--------------------------------------------------------------------------------
Russell
Mid-Cap Index                        -5.62%          11.40%          13.28%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE ADVISER'S ASSET ALLOCATION PROGRAM ON DECEMBER 31,
1992.


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country. The Russell 2000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Salomon 3-Month Treasury Bill Index is a widely-recognized index of the 3-month U.S. Treasury bills. The Russell Mid-Cap Index measures the performance of those Frank Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Index.

56  PROSPECTUS

--------------------------------------------------------------------------------
LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THIS LIFE VISION FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THIS LIFE VISION FUND'S SHARES. THE TABLE DOES NOT REFLECT ANY OF THE OPERATING COSTS AND INVESTMENT ADVISORY FEES OF THE UNDERLYING STI CLASSIC FUNDS. THIS LIFE VISION FUND AND ITS SHAREHOLDERS WILL INDIRECTLY BEAR A PRO RATA SHARE OF THE EXPENSES OF THE UNDERLYING STI CLASSIC FUNDS.

--------------------------------------------------------------------------------
ANNUAL LIFE VISION FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES

Investment Advisory Fees                                           0.25%
Other Expenses                                                     0.16%
                                                                   -----
Total Annual Life Vision Fund Operating Expenses                   0.41%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

             Life Vision Aggressive Growth Fund - Trust Shares 0.25%

THE EXPENSES SET FORTH ABOVE ARE IN ADDITION TO THE COSTS OF UNDERLYING STI CLASSIC FUNDS BORNE BY THE FUND. AS OF MAY 31, 2002, THE FUND'S EXPENSES BASED ON INVESTMENTS IN UNDERLYING STI CLASSIC FUNDS WERE 1.11%. THEREFORE, TOTAL ANNUALIZED EXPENSES WERE 1.52%. WITH THE FEE WAIVER DISCUSSED ABOVE, THE FUND'S ACTUAL TOTAL ANNUALIZED EXPENSES WERE 1.36%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, this Life Vision Fund's direct operating expenses before waivers (0.41%) remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $42             $132            $230           $518

The following costs are all inclusive representing both direct Fund expenses and additional expenses associated with investments in underlying STI Classic Funds (1.52%).

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $155            $480            $829          $1,813

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

                                                                  PROSPECTUS  57

--------------------------------------------------------------------------------
                                              LIFE VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT GOAL                             Long-term capital appreciation
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Equity and bond funds
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Investing pursuant to an asset allocation strategy in a combination of STI
                                            Classic Equity and, to a lesser extent, Bond Funds
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want their assets to grow, but want to moderate the risks of equity securities through investment of a portion of their assets in bonds
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY


The Life Vision Growth and Income Fund invests at least 70% to 80% of its total net assets in STI Classic Funds that invest primarily in either equity securities or fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

THE FUND CURRENTLY PLANS TO INVEST IN SHARES OF THE FOLLOWING UNDERLYING STI CLASSIC FUNDS WITHIN THE PERCENTAGE RANGES INDICATED:

                                      INVESTMENT RANGE
                                   (PERCENTAGE OF THE LIFE
                                      VISION GROWTH AND
ASSET CLASS                         INCOME FUND'S ASSETS)
--------------------------------------------------------------------------------
Equity Funds                                 50-80%
     Capital Appreciation Fund
     Growth and Income Fund
     International Equity Index Fund
     Mid-Cap Equity Fund
     Small Cap Value Equity Fund
     Small Cap Growth Stock Fund
     Value Income Stock Fund
Bond Funds                                   20-50%
     Short-Term Bond Fund
     Investment Grade Bond Fund
     Limited-Term Federal Mortgage
        Securities Fund
Money Market Funds                            0-20%
     Prime Quality Money Market Fund

Other STI Classic Funds may be utilized in the future.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities for taxable investors.

[LIFE PRESERVER GRAPHIC OMITTED]  WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

58  PROSPECTUS

--------------------------------------------------------------------------------
LIFE VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THIS LIFE VISION FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED] Plot points are as follows:

1993        10.02%
1994        -3.52%
1995        22.68%
1996        12.16%
1997        18.08%
1998        11.16%
1999         7.95%
2000         7.08%
2001        -2.55%

            BEST QUARTER              WORST QUARTER
               13.65%                    -10.20%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -4.05%.

THIS TABLE COMPARES THIS LIFE VISION FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE HYBRID 40/17/16/13/12/2 BLEND OF THE RUSSELL 1000 INDEX, MERRILL LYNCH 1-5 YEAR U.S. CORPORATE/GOVERNMENT INDEX, LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX, RUSSELL 2000 INDEX AND THE RUSSELL MID-CAP INDEX.

TRUST SHARES                     1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
Life Vision Growth
and Income Fund                  -2.55%           8.14%             8.93%
--------------------------------------------------------------------------------
Hybrid 40/17/16/13/12/2
Blend of the Following
Benchmarks                       -4.76%           8.33%            10.35%
--------------------------------------------------------------------------------
Russell 1000 Index              -12.45%          10.50%            13.28%
--------------------------------------------------------------------------------
Merrill Lynch 1-5
Year U.S. Corporate/
Government Index                  8.98%           6.95%             6.49%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                      8.51%           7.36%             7.24%
--------------------------------------------------------------------------------
MSCI EAFE Index                 -21.44%           0.89%             6.50%
--------------------------------------------------------------------------------
Russell 2000 Index                2.49%           7.52%            10.77%
--------------------------------------------------------------------------------
Russell Mid-Cap
Index                            -5.62%          11.40%            13.28%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE ADVISER'S ASSET ALLOCATION PROGRAM ON DECEMBER 31,
1992.


--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Merrill Lynch 1-5 Year U.S. Corporate/Government Index is a widely-recognized, capitalization-weighted index including all U.S. Corporate securities and U.S. Government securities with maturities of 1 year or greater but less than 5 years from maturity. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade
(BBB) or higher, with maturities of at least 1 year. The MSCI EAFE Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various

                                                                  PROSPECTUS  59

--------------------------------------------------------------------------------
                                              LIFE VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

countries, and then with respect to the market capitalization of the various companies operating in each country. The Russell 2000 Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Russell Mid-Cap Index measures the performance of those Frank Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Index.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE LIFE VISION FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THIS LIFE VISION FUND'S SHARES. THE TABLE DOES NOT REFLECT ANY OF THE OPERATING COSTS AND INVESTMENT ADVISORY FEES OF THE UNDERLYING STI CLASSIC FUNDS. THIS LIFE VISION FUND AND ITS SHAREHOLDERS WILL INDIRECTLY BEAR A PRO RATA SHARE OF THE EXPENSES OF THE UNDERLYING STI CLASSIC FUNDS.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.25%
Other Expenses                                                     0.14%
                                                                   -----
Total Annual Fund Operating Expenses                               0.39%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

             Life Vision Growth and Income Fund - Trust Shares 0.25%

THE EXPENSES SET FORTH ABOVE ARE IN ADDITION TO THE COSTS OF THE UNDERLYING STI CLASSIC FUNDS BORNE BY THE FUND. AS OF MAY 31, 2002, THE FUND'S EXPENSES ON INVESTMENTS IN UNDERLYING STI CLASSIC FUNDS WERE 1.01%. THEREFORE, TOTAL ANNUALIZED EXPENSES WERE 1.40%. WITH THE FEE WAIVER DISCUSSED ABOVE, THE FUND'S ACTUAL TOTAL ANNUALIZED EXPENSES WERE 1.26%.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's direct operating expenses before waivers (0.39%) remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $40             $125            $219           $493

The following costs are all inclusive representing both direct Fund expenses and additional expenses associated with investments in underlying STI Classic Funds (1.40%).

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $143            $443            $766          $1,680

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

60  PROSPECTUS

--------------------------------------------------------------------------------
LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]  FUND SUMMARY

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT GOAL                             Capital appreciation and current income
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Equity and bond funds
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Low
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Investing pursuant to an asset allocation strategy in a combination of
                                            STI Classic Equity and Bond Funds
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want income from their investment, as well as an increase in its value, and are willing to be subject to the risks of equity securities
---------------------------------------------------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Life Vision Moderate Growth Fund principally invests in STI Classic Funds that invest primarily in equity securities and fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

THE FUND CURRENTLY PLANS TO INVEST IN SHARES OF THE FOLLOWING UNDERLYING STI CLASSIC FUNDS WITHIN THE PERCENTAGE RANGES INDICATED:

                                      INVESTMENT RANGE
                                   (PERCENTAGE OF THE LIFE
                                       VISION MODERATE
ASSET CLASS                         GROWTH FUND'S ASSETS)
--------------------------------------------------------------------------------
Equity Funds                                 35-65%
     Capital Appreciation Fund
     Growth and Income Fund
     International Equity Index Fund
     Mid-Cap Equity Fund
     Small Cap Value Equity Fund
     Small Cap Growth Stock Fund
     Value Income Stock Fund
Bond Funds                                   35-65%
     Short-Term Bond Fund
     Investment Grade Bond Fund
     Limited-Term Federal Mortgage
        Securities Fund
Money Market Funds                            0-20%
     Prime Quality Money Market Fund

Other STI Classic Funds may be utilized in the future.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes for taxable investors.

[LIFE PRESERVER GRAPHIC OMITTED]  WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

                                                                  PROSPECTUS  61

--------------------------------------------------------------------------------
                                                LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------

[BULLSEYE GRAPHIC OMITTED]  PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THIS LIFE VISION FUND'S TRUST SHARES FROM YEAR TO YEAR.*

{BAR CHART OMITTED] PLOT POINTS ARE AS FOLLOWS:

1993      9.26%
1994     -2.97%
1995     20.52%
1996     10.51%
1997     16.41%
1998     11.15%
1999      6.19%
2000      5.46%
2001     -1.10%

            BEST QUARTER              WORST QUARTER
               11.24%                    -7.99%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -2.87%.

THIS TABLE COMPARES THIS LIFE VISION FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF A HYBRID 27/26/22/14/10/1 BLEND OF THE RUSSELL 1000 INDEX, MERRILL LYNCH 1-5 YEAR U.S. CORPORATE/GOVERNMENT INDEX, LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX, RUSSELL 2000 INDEX AND THE RUSSELL MID-CAP INDEX.

TRUST SHARES                     1 YEAR         5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------
Life Vision Moderate
Growth Fund                      -1.10%           7.46%             8.15%
--------------------------------------------------------------------------------
Hybrid 27/26/22/14/10/1
Blend of the following
Benchmarks                       -2.05%           7.79%             9.36%
--------------------------------------------------------------------------------
Russell 1000 Index              -12.45%          10.50%            13.28%
--------------------------------------------------------------------------------
Merrill Lynch 1-5
Year U.S. Corporate/
Government Index                  8.98%           6.95%             6.49%
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                      8.51%           7.36%             7.24%
--------------------------------------------------------------------------------
MSCI EAFE Index                 -21.44%           0.89%             6.50%
--------------------------------------------------------------------------------
Russell 2000 Index                2.49%           7.52%            10.77%
--------------------------------------------------------------------------------
Russell Mid-Cap
Index                            -5.62%          11.40%            13.28%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE ADVISER'S ASSET ALLOCATION PROGRAM ON DECEMBER 31,
1992.

62  PROSPECTUS

--------------------------------------------------------------------------------
LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[INDEX CHART GRAPHIC OMITTED]  WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Merrill Lynch 1-5 Year U.S. Corporate/Government Index is a widely-recognized, capitalization-weighted index including all U.S. Corporate securities and U.S. Government securities with maturities of 1 year or greater but less than 5 years from maturity. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade
(BBB) or higher, with maturities of at least 1 year. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country. The Russell 2000 Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Russell Mid-Cap Index measures the performance of those Frank Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Index.

[COINS GRAPHIC OMITTED]  FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THIS LIFE VISION FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THIS LIFE VISION FUND'S SHARES. THE TABLE DOES NOT REFLECT ANY OF THE OPERATING COSTS AND INVESTMENT ADVISORY FEES OF THE UNDERLYING STI CLASSIC FUNDS. THIS LIFE VISION FUND AND ITS SHAREHOLDERS WILL INDIRECTLY BEAR A PRO RATA SHARE OF THE EXPENSES OF THE UNDERLYING STI CLASSIC FUNDS.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                   TRUST SHARES
Investment Advisory Fees                                           0.25%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               0.36%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              Life Vision Moderate Growth Fund - Trust Shares 0.25%

THE EXPENSES SET FORTH ABOVE ARE IN ADDITION TO THE COSTS OF THE UNDERLYING STI CLASSIC FUNDS BORNE BY THE FUND. AS OF MAY 31, 2002, THE FUND'S EXPENSES BASED ON INVESTMENTS IN UNDERLYING STI CLASSIC FUNDS WERE 0.99%. THEREFORE, TOTAL ANNUALIZED EXPENSES WERE 1.35%. WITH THE FEE WAIVER DISCUSSED ABOVE, THE FUND'S ACTUAL TOTAL ANNUALIZED EXPENSES WERE 1.24%.

                                                                  PROSPECTUS  63

--------------------------------------------------------------------------------
                                                LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's direct operating expenses before waivers (0.36%) remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS      10 YEARS
        $37          $116           $202          $456

The following costs are all inclusive representing both direct Fund expenses and additional expenses associated with investments in underlying STI Classic Funds (1.35%).

      1 YEAR        3 YEARS        5 YEARS      10 YEARS
       $137          $428           $739         $1,624

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

64  PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------
[life preserver graphic omitted] MORE INFORMATION ABOUT RISK

EQUITY RISK

BALANCED FUND
CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
INFORMATION AND TECHNOLOGY FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND
MID-CAP EQUITY FUND

MID CAP VALUE EQUITY FUND

SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND

VANTAGE FUND

LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK

BALANCED FUND
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND

HIGH INCOME FUND

INVESTMENT GRADE BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
U.S. GOVERNMENT SECURITIES FUND
LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

   CREDIT RISK

   BALANCED FUND
   INVESTMENT GRADE BOND FUND
   SHORT-TERM BOND FUND

   The possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISKS


CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND

GROWTH AND INCOME FUND

HIGH INCOME FUND

INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

STRATEGIC INCOME FUND


Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic,

                                                                   PROSPECTUS 65
--------------------------------------------------------------------------------
                                                     MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.



HEDGING RISK

STRATEGIC INCOME FUND
VANTAGE FUND

Hedging is a strategy designed to offset investment risks. The Vantage Fund's hedging activities are primarily short sales, but may also include among other things, forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING RISK

VANTAGE FUND

Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o A fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by a fund and the prices of futures and options on futures.

o Although the funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out their futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

   DERIVATIVES RISK

   STRATEGIC INCOME FUND
   VANTAGE FUND

   The Funds may use derivatives to attempt to achieve their investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Funds hold cash or U.S. government securities.

66 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------


   SHORT SALES

   VANTAGE FUND

   Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Potential losses associated with a short sale are theoretically unlimited, since prices of the stocks being sold short have unlimited appreciation potential.


TRACKING ERROR RISK

INTERNATIONAL EQUITY INDEX FUND

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

[mountain graphic omitted] MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund (except the Money Market Funds) may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. The Small Cap Value Equity Fund also may invest in investment grade fixed income securities and mid-to large-cap common stocks that would not ordinarily be consistent with a Fund's objective. In addition, the Investment Grade Bond and Short-Term Bond Funds each may shorten its average weighted maturity to as little as 90 days. A Fund (other than a Money Market Fund) will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

                                                                   67 PROSPECTUS

--------------------------------------------------------------------------------
                                       INVESTMENT ADVISER AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[magnifier graphic omitted] INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

   BALANCED FUND                             0.92%
   CAPITAL APPRECIATION FUND                 1.13%
   CLASSIC INSTITUTIONAL SUPER SHORT
     INCOME PLUS FUND                        0.20%
   GROWTH AND INCOME FUND                    0.90%
   HIGH INCOME FUND                          0.65%
   INFORMATION AND TECHNOLOGY FUND           1.10%
   INTERNATIONAL EQUITY FUND                 1.25%
   INTERNATIONAL EQUITY INDEX FUND           0.82%
   INVESTMENT GRADE BOND FUND                0.72%
   LIMITED-TERM FEDERAL MORTGAGE
     SECURITIES FUND                         0.60%
   MID-CAP EQUITY FUND                       1.13%
   MID CAP VALUE EQUITY FUND                 1.15%
   SHORT-TERM BOND FUND                      0.60%
   SHORT-TERM U.S. TREASURY SECURITIES FUND  0.59%
   SMALL CAP GROWTH STOCK FUND               1.15%
   SMALL CAP VALUE EQUITY FUND               1.15%
   STRATEGIC INCOME FUND                     0.75%
   TAX SENSITIVE GROWTH STOCK FUND           1.15%
   U.S. GOVERNMENT SECURITIES FUND           0.71%
   VALUE INCOME STOCK FUND                   0.80%
   VANTAGE FUND                              1.50%
   PRIME QUALITY MONEY MARKET FUND           0.54%
   U.S. GOVERNMENT SECURITIES MONEY
     MARKET FUND                             0.56%
   U.S. TREASURY MONEY MARKET FUND           0.56%
   LIFE VISION AGGRESSIVE GROWTH FUND        0.09%
   LIFE VISION GROWTH AND INCOME FUND        0.11%
   LIFE VISION MODERATE GROWTH FUND          0.14%


The Adviser may use its affiliates as brokers for Fund transactions.

Prior to January 1, 2000, STI Capital Management, N.A. (STI), a subsidiary of SunTrust Banks, Inc. served as the investment adviser to the Balanced Fund, Capital Appreciation Fund, International Equity Fund, Investment Grade Bond Fund, Limited-Term Federal Mortgage Securities Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the investment adviser to those Funds. On July 1, 2000 SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the investment Adviser to each STI Classic Fund including the Life Vision Funds.

THE INVESTMENT TEAM

The Life Vision Aggressive Growth Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund are managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.


PORTFOLIO MANAGERS

The Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. Earl L. Denney, CFA, and Mr. Dave E. West, CFA. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. West co-manage the fixed-income portion of the Fund. Mr. Rhodes has also managed the Capital Appreciation Fund since June 2000. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 29 years of investment experience. In January 2000, Mr. West was named Managing Director of SunTrust Bank, and is now a Managing Director of Trusco, after working at

68 PROSPECTUS

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STI since 1985. Mr. West has more than 16 years of investment experience.
In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco, after serving as Managing Director of STI since 1983. Mr. Denney has more than 23 years of investment experience.

Mr. Robert W. Corner has served as a Vice President of Trusco since September 1996. Mr. Corner has managed the Super Short Income Plus Fund since it began operating in April 2002. He has more than 15 years of investment experience.

Mr. Alan S. Kelley serves as the Lead Portfolio Manager of the Information and Technology Fund. He has served as Vice President of Trusco and has managed the Fund since it began operating in September 1999. He has also managed the Vantage Fund since it began operating in November 2001. Prior to joining Trusco, Mr. Kelley served as a Portfolio Manager with SunTrust Bank, Atlanta from 1995 to 1999. He has more than 8 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in September 1992. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999 and Managing Director in July 2000. Mr. Markunas has more than 19 years of investment experience.

The International Equity Index Fund is managed by Mr. Chad Deakins. Mr. Deakins serves as a Vice President of Trusco and has worked there since 1996. He has managed the International Equity Index Fund since February 1999. Mr. Deakins has also managed the International Equity Fund since May 2000. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 8 years of investment experience.

The Investment Grade Bond Fund and the Limited-Term Federal Mortgage Securities Fund are co-managed by Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now Managing Director of Trusco, after serving as Managing Director of STI since 1983. Mr. Denney has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has managed the Limited-Term Mortgage Securities Fund since it began operating in June 1994. Mr. Denny has more than 23 years of investment experience. In January 2000, Mr. West was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco, after working at STI since 1985. Mr. West has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Federal Mortgage Securities Fund since it began operating in June 1994. Mr. West has more than 16 years of investment experience.

Mr. John Hamlin has served as Vice President of Trusco since July 2000, after serving as a Portfolio Manager of STI since March 1999. He has managed the Mid-Cap Equity Fund since April 1999. Prior to joining STI, Mr. Hamlin served as Portfolio Manager at Phoenix Investment Counsel, Inc. from 1992 to 1999. He has more than 13 years of investment experience.

The Mid Cap Value Equity Fund has been team managed since November 2001 by Mr. Mills Riddick, CFA, Mr. Dan Lewis, MBA, Mr. Brett Barner, CFA and Mr. Don Wordell, MBA. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as Managing Director of STI Capital Management, N.A. (STI), a subsidiary of SunTrust Banks, Inc. since 1994. Mr. Riddick has more than 20 years of investment experience. Mr. Lewis has served as a Portfolio Manager of Trusco since July 2000, after serving as a Portfolio Manager for STI since 1993. He has more than 10 years of investment experience. Mr. Barner has served as Vice president of Trusco since July 2000, after serving as a Managing Director of STI since 1994. Mr. Barner has more than 18 years of investment experience. Mr. Wordell has served as a Portfolio Manager since joining Trusco in 1996. He is a member of the Association for Investment Management & Research (AIMR) and the Orlando

                                                                  69  PROSPECTUS

--------------------------------------------------------------------------------
                                              PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

Society of Financial Analysts and has more than 6 years of investment experience.

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1988 to 1996, and rejoined the firm in 1998. She has managed the Short-Term Bond Fund since February 1999 and the High Income Fund since April 2000. She has more than 20 years of investment experience.

Mr. David S. Yealy has served as Managing Director of Trusco since July 2000. He has managed the Prime Quality Money Market Fund since it began operating in June 1992, the Short-Term U.S. Treasury Securities Fund since July 1996, and the U.S. Treasury Money Market Fund since October 2000. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 17 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 15 years of investment experience.

Mr. Brett Barner, CFA, has served as Vice President of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Small Cap Value Equity Fund since it began operating in January 1997. He has more than 18 years of investment experience.

Mr. Stuart F. Van Arsdale, CFA, has served as a Managing Director of Trusco since May 2002 and has managed the Tax Sensitive Growth Stock Fund since October 2002. Prior to joining Trusco, Mr. Van Arsdale served as Director of Growth Investments for DePrince, Race and Zollo from October 1998 to April 2002 and Senior Vice President and Managing Director of STI Capital Management from January 1980 to September 1998. He has more than 22 years of investment experience.

Mr. Neil J. Powers, CFA, joined Trusco in 1997 and serves as a Managing Director. He has managed the U.S. Government Securities Fund since November 2000 and the Strategic Income Fund since it began operating in November 2001. Prior to joining Trusco, Mr. Powers worked at Putnam Investments, from 1986 to 1997, where he managed multi-sector bond funds and separately managed institutional accounts. He has more than 18 years of investment experience.

The Value Income Stock Fund is managed by Mr. Mills Riddick, CFA. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. Mr. Riddick has managed the Value Income Stock Fund since April 1995. Mr. Riddick has more than 20 years of investment experience.

Mr. Robert S. Bowman, CFA, has served as a Vice President of Trusco since January 1999. He has managed the U.S. Government Securities Money Market Fund since October 2000. Prior to joining Trusco, Mr. Bowman served as an assistant trader from 1994 to 1995 and Vice President of Crestar Asset Management Company since 1995. He has more than 8 years of investment experience.


[handshake graphic omitted] PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions. Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order

70 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

would not be in the best interests of the STI Classic Funds or its shareholders. If you are no longer eligible to participate in a 401(k) plan that holds Trust Shares of a Life Vision Fund on your behalf, you may exchange those shares for Investor Shares of the underlying Funds held by that Life Vision Fund. There is no sales charge for such an exchange.


WHEN CAN YOU PURCHASE SHARES?
You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). But you may not do so for shares of the Money Market Funds on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV for each Fund (except the Money Market Funds), generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time.) So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Money Market Funds must generally receive your order before 2:00 p.m., Eastern Time and receive federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Money Market Fund receives federal funds before calculating its NAV the following day.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV
In calculating NAV, each Fund (except the Money Market Funds) generally values its investment portfolio at market price. In calculating NAV for each Money Market Fund, each Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If market prices are unavailable or a Fund thinks that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Each Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE
NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

                                                                   71 PROSPECTUS

--------------------------------------------------------------------------------
                                                     DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

Redemption orders must be received by the Money Market Funds on a Business Day before 3:00 p.m., Eastern Time. Orders received after this time will be executed the following Business Day.

RECEIVING YOUR MONEY
Normally, the Funds will send your sale proceeds within five Business Days after the Adviser receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


TELEPHONE TRANSACTIONS
Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:


QUARTERLY
--------------------------------------------------------------------------------
BALANCED FUND
CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
INFORMATION AND TECHNOLOGY FUND
MID-CAP EQUITY FUND
MID CAP VALUE EQUITY FUND
SMALL CAP VALUE EQUITY FUND
SMALL CAP GROWTH STOCK FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND
VANTAGE FUND
LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND


ANNUALLY
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

The Bond and Money Market Funds declare dividends daily and pay these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

72  PROSPECTUS

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan that qualifies for tax-exempt treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to special tax rules and may be subject to a penalty tax in the case of premature withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of plan withdrawals.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                   PROSPECTUS 73

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.



For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                       NET REALIZED
               NET ASSET      NET          AND      DISTRIBUTIONS
                 VALUE    INVESTMENT   UNREALIZED     FROM NET   DISTRIBUTIONS  NET ASSET              NET ASSETS
               BEGINNING    INCOME   GAINS (LOSSES)  INVESTMENT  FROM REALIZED  VALUE END    TOTAL       END OF
               OF PERIOD    (LOSS)   ON INVESTMENTS    INCOME    CAPITAL GAINS  OF PERIOD  RETURN (+) PERIOD (000)
              ----------  ---------- -------------- -----------  -------------  ---------  ---------- ------------

-------------
BALANCED FUND
-------------
  Trust Shares
    2002 .....  $13.18     $ 0.23       $(0.65)       $(0.24)       $(0.34)      $12.18      (3.29)%   $  241,604
    2001 .....   13.37       0.30         0.12         (0.31)        (0.30)       13.18       3.24        209,316
    2000 .....   13.26       0.32         0.33         (0.30)        (0.24)       13.37       5.02        223,634
    1999 .....   13.09       0.28         1.09         (0.28)        (0.92)       13.26      10.98        251,752
    1998 .....   11.94       0.31         2.19         (0.32)        (1.03)       13.09      22.15        188,465
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Trust Shares
    2002 .....  $13.89      --          $(1.53)           --        $(0.12)      $12.24     (11.06)%   $1,204,445
    2001 .....   17.12     $(0.05)       (0.38)           --         (2.80)       13.89      (3.74)     1,177,933
    2000 .....   16.62       0.02         1.40            --         (0.92)       17.12       8.98      1,296,927
    1999 .....   16.48       0.05         2.70        $(0.06)        (2.55)       16.62      17.83      1,966,842
    1998 .....   15.09       0.09         3.96         (0.09)        (2.57)       16.48      29.51      1,532,587
--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Trust Shares
    2002 .....  $15.05     $ 0.09       $(1.26)       $(0.08)           --       $13.80      (7.80)%   $  792,557
    2001 .....   15.53       0.07        (0.04)        (0.08)       $(0.43)       15.05       0.11        867,664
    2000 .....   16.09       0.11         0.55         (0.10)        (1.12)       15.53       4.11        885,109
    1999(1) ..   15.10       0.04         1.97         (0.02)        (1.00)       16.09      14.24        634,279
  For the years ended November 30:
    1998 .....   16.55       0.09         1.64         (0.09)        (3.09)       15.10      13.64        577,042
    1997 .....   13.39       0.14         3.24         (0.15)        (0.07)       16.55      25.41        590,824
----------------
HIGH INCOME FUND
----------------
  Trust Shares
    2002(2) ..  $ 7.37     $ 0.39       $(0.12)       $(0.39)           --       $ 7.25       3.70%     $  28,767


                                                              RATIO OF NET
                             RATIO OF         RATIO OF         INVESTMENT
                                NET          EXPENSES TO    INCOME (LOSS) TO
               RATIO OF      INVESTMENT      AVERAGE NET       AVERAGE NET
              EXPENSES TO   INCOME (LOSS) ASSETS (EXCLUDING ASSETS (EXCLUDING PORTFOLIO
                AVERAGE     TO AVERAGE       WAIVERS AND       WAIVERS AND    TURNOVER
              NET ASSETS    NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)    RATE
              ----------    ------------- ----------------- ----------------- ---------

-------------
BALANCED FUND
-------------
  Trust Shares
    2002 .....    1.02%          1.78%          1.05%            1.75%            95%
    2001 .....    1.01           2.24           1.05             2.20             99
    2000 .....    0.97           2.39           1.07             2.29            182
    1999 .....    0.97           2.19           1.06             2.10            179
    1998 .....    0.96           2.51           1.08             2.39            154
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Trust Shares
    2002 .....    1.22%         (0.54)%         1.24%           (0.56)%           75%
    2001 .....    1.21          (0.29)          1.24            (0.32)            75
    2000 .....    1.17           0.10           1.26             0.01            129
    1999 .....    1.17           0.29           1.26             0.20            147
    1998 .....    1.16           0.61           1.27             0.50            194
--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Trust Shares
    2002 .....    0.99%          0.63%          0.99%            0.63%            68%
    2001 .....    0.99           0.49           0.99             0.49             73
    2000 .....    1.01           0.76           1.01             0.76             53
    1999(1) ..    1.14           0.49           1.43             0.20             31
  For the years
    1998 .....    1.03           0.63           1.21             0.45             71
    1997 .....    1.02           0.92           1.17             0.77            100

----------------
HIGH INCOME FUND
----------------
  Trust Shares
    2002(2) ..    0.82%          8.27%          0.97%            8.12%            59%

(+) Returns are for the period indicated and have not been annualized.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) Trust shares were offered on October 3, 2001. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or round to $0.

74  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the Periods Ended May 31,
For a Share Outstanding Throughout the Period

                                       NET REALIZED
               NET ASSET      NET          AND      DISTRIBUTIONS                                                   RATIO OF
                 VALUE    INVESTMENT   UNREALIZED     FROM NET   DISTRIBUTIONS  NET ASSET              NET ASSETS  EXPENSES TO
               BEGINNING    INCOME   GAINS (LOSSES)  INVESTMENT  FROM REALIZED  VALUE END    TOTAL       END OF      AVERAGE
               OF PERIOD    (LOSS)   ON INVESTMENTS    INCOME    CAPITAL GAINS  OF PERIOD  RETURN (+) PERIOD (000) NET ASSETS
              ----------  ---------- -------------- -----------  -------------  ---------  ---------- ------------ -----------
-------------------------------
INFORMATION AND TECHNOLOGY FUND
-------------------------------
  Trust Shares
    2002 .....    $13.34     $ 0.01      $(5.29)           --          --       $  8.06    (39.58)%   $   32,068       1.19%
    2001 .....     15.87      (0.08)      (2.45)           --          --         13.34    (15.94)        87,045       1.20
    2000(1) ..     10.00      (0.04)       5.91            --          --         15.87     58.70        106,425       1.20
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
    Trust Shares
    2002 .....    $10.19     $ 0.19      $(1.07)           --          --       $  9.31     (8.64)%   $  252,991       1.48%
    2001 .....     12.56         --       (1.22)       $(0.04)     $(1.11)        10.19    (10.79)       208,120       1.45
    2000 .....     12.97      (0.10)       1.42         (0.07)      (1.66)        12.56     10.58        299,100       1.48
    1999 .....     15.00         --       (1.14)        (0.05)      (0.84)        12.97     (7.43)       573,255       1.47
    1998 .....     13.63       0.04        2.69         (0.04)      (1.32)        15.00     21.87        628,870       1.47
-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
    Trust Shares
    2002 .....    $11.18     $ 0.04      $(1.43)       $(0.03)         --       $  9.76    (12.43)%   $  287,944       1.04%
    2001 .....     13.97       0.06       (2.69)        (0.07)     $(0.09)        11.18    (18.90)       236,862       1.06
    2000 .....     11.82       0.16        2.13         (0.03)      (0.11)        13.97     19.36        340,853       1.07
    1999 .....     13.31       0.09        0.85         (0.24)      (2.19)        11.82      7.87         74,616       1.07
    1998 .....     11.34       0.11        2.65         (0.11)      (0.68)        13.31     25.82         56,200       1.06
--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
    Trust Shares
    2002 .....    $10.23     $ 0.51      $ 0.01        $(0.51)         --        $10.24      5.18%    $  886,471       0.81%
    2001 .....      9.58       0.61        0.65         (0.61)         --         10.23     13.55        860,073       0.81
    2000 .....     10.36       0.61       (0.78)        (0.61)         --          9.58     (1.76)       998,596       0.77
    1999 .....     10.65       0.56       (0.11)        (0.56)     $(0.18)        10.36      4.25      1,149,068       0.77
    1998 .....     10.16       0.60        0.49         (0.60)         --         10.65     10.92        793,488       0.76
---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
    Trust Shares
    2002 .....    $10.01     $ 0.43      $ 0.32        $(0.43)     $(0.02)       $10.31      7.53%   $   164,624       0.70%
    2001 .....      9.62       0.55        0.39         (0.55)         --         10.01     10.02        107,674       0.70
    2000 .....      9.94       0.55       (0.32)        (0.55)         --          9.62      2.33        125,355       0.67
    1999 .....     10.12       0.54       (0.06)        (0.54)      (0.12)         9.94      4.75        135,256       0.67
    1998 .....     10.02       0.58        0.11         (0.58)      (0.01)        10.12      7.12        137,488       0.66
-------------------
MID-CAP EQUITY FUND
-------------------
    Trust Shares
    2002 .....    $10.95     $ 0.01(2)   $(1.17)(2)        --          --        $ 9.79    (10.59)%   $  171,813       1.22%
    2001 .....     14.10      (0.03)      (0.61)           --      $(2.51)        10.95     (6.92)       156,111       1.21
    2000 .....     12.68      (0.04)       2.32            --       (0.86)        14.10     19.10        206,545       1.17
    1999 .....     13.79       0.01        0.07            --       (1.19)        12.68      1.61        254,055       1.17
    1998 .....     13.21         --        2.54            --       (1.96)        13.79     21.14        337,825       1.16
-------------------------
MID CAP VALUE EQUITY FUND
-------------------------
    Trust Shares
    2002(3) ..    $10.00     $ 0.02      $ 0.94        $(0.01)         --        $10.95      9.65%    $  174,859       1.27%
--------------------
SHORT-TERM BOND FUND
--------------------
    Trust Shares
    2002 .....    $10.04     $ 0.46      $(0.03)       $(0.46)         --        $10.01      4.29%    $  305,884       0.70%
    2001 .....      9.65       0.56        0.39         (0.56)         --         10.04     10.13        215,458       0.70
    2000 .....      9.91       0.53       (0.25)        (0.53)     $(0.01)         9.65      2.87        180,402       0.67
    1999 .....     10.05       0.51       (0.10)        (0.52)      (0.03)         9.91      4.06        209,904       0.67
    1998 .....      9.90       0.55        0.16         (0.55)      (0.01)        10.05      7.31        120,422       0.66

                                                  RATIO OF NET
                RATIO OF         RATIO OF         INVESTMENT
                   NET          EXPENSES TO    INCOME (LOSS) TO
                INVESTMENT      AVERAGE NET       AVERAGE NET
               INCOME (LOSS) ASSETS (EXCLUDING ASSETS (EXCLUDING PORTFOLIO
               TO AVERAGE       WAIVERS AND       WAIVERS AND    TURNOVER
               NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)    RATE
              -------------- ----------------- ----------------- ---------
-------------------------------
INFORMATION AND TECHNOLOGY FUND
-------------------------------
  Trust Shares
    2002 .....   (0.92)%           1.19%           (0.92)%        1,102%
    2001 .....   (0.45)            1.21            (0.46)           750
    2000(1) ..   (0.54)            1.34            (0.68)           250
------------------------
INTERNATIONAL EQUITY FUND
------------------------
    Trust Shares
    2002 .....    0.48%            1.48%            0.48%           102%
    2001 .....    0.50             1.45             0.50             68
    2000 .....    0.59             1.48             0.59            179
    1999 .....    0.68             1.52             0.63            161
    1998 .....    0.61             1.48             0.60            108
-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
    Trust Shares
    2002 .....    0.63%            1.12%            0.55%            35%
    2001 .....    0.40             1.09             0.37             13
    2000 .....    0.83             1.18             0.72              9
    1999 .....    0.69             1.17             0.59             32
    1998 .....    0.88             1.18             0.76              1
--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
    Trust Shares
    2002 .....    4.81%            0.83%            4.79%           123%
    2001 .....    6.17             0.84             6.14            131
    2000 .....    6.05             0.84             5.98            202
    1999 .....    5.25             0.85             5.17            221
    1998 .....    5.67             0.86             5.57            109
---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
    Trust Shares
    2002 .....    3.72%            0.75%            3.67%           410%
    2001 .....    5.62             0.76             5.56            532
    2000 .....    5.60             0.79             5.48            384
    1999 .....    5.28             0.77             5.18            379
    1998 .....    5.75             0.77             5.64            163
-------------------
MID-CAP EQUITY FUND
-------------------
    Trust Shares
    2002 .....   (0.18)%           1.24%           (0.20)%           87%
    2001 .....   (0.24)            1.25            (0.28)           100
    2000 .....      --             1.25            (0.08)           131
    1999 .....   (0.47)            1.28            (0.58)            76
    1998 .....   (0.29)            1.27            (0.40)           129
-------------------------
MID CAP VALUE EQUITY FUND
-------------------------
    Trust Shares
    2002(3) ..    0.29%            1.37%            0.19%            30%
--------------------
SHORT-TERM BOND FUND
--------------------
    Trust Shares
    2002 .....    4.48%            0.75%            4.43%           142%
    2001 .....    5.71             0.76             5.65             87
    2000 .....    5.40             0.76             5.31             70
    1999 .....    5.12             0.77             5.02            108
    1998 .....    5.47             0.79             5.34             87

(+) Returns are for the period indicated and have not been annualized.
(1) Trust shares were offered beginning September 30, 1999. All ratios for the period have been annualized.
(2) This amount has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.
(3) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                   PROSPECTUS 75

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the Periods Ended May 31,
For a Share Outstanding Throughout the Periods

                                         NET REALIZED
                 NET ASSET      NET          AND      DISTRIBUTIONS                                                   RATIO OF
                   VALUE    INVESTMENT   UNREALIZED     FROM NET   DISTRIBUTIONS  NET ASSET              NET ASSETS  EXPENSES TO
                 BEGINNING    INCOME   GAINS (LOSSES)  INVESTMENT  FROM REALIZED  VALUE END   TOTAL       END OF      AVERAGE
                 OF PERIOD    (LOSS)   ON INVESTMENTS    INCOME    CAPITAL GAINS  OF PERIOD RETURN (+) PERIOD (000)  NET ASSETS
                ----------  ---------- -------------- -----------  -------------  --------- ---------- ------------ -----------
----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Trust Shares
    2002 .....    $10.13     $ 0.37       $ 0.10        $(0.37)       $(0.03)       $10.20     4.69%   $  107,169       0.70%
    2001 .....      9.85       0.49         0.28         (0.49)           --         10.13     8.02        88,398       0.71
    2000 .....      9.95       0.46        (0.10)        (0.46)           --          9.85     3.75        72,570       0.67
    1999 .....      9.97       0.47        (0.02)        (0.47)           --          9.95     4.59        56,027       0.67
    1998 .....      9.88       0.51         0.10         (0.52)           --          9.97     6.30        46,920       0.66
---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
    Trust Shares
    2002 .....    $18.37         --       $(1.02)           --        $(0.07)       $17.28    (5.55)%  $  593,211       1.25%
    2001 .....     18.30     $(0.18)        1.71            --         (1.46)        18.37     8.33       508,857       1.24
    2000 .....     14.55      (0.08)        4.02            --         (0.19)        18.30    27.24       431,478       1.20
    1999(1) ..     10.00      (0.05)        4.62            --         (0.02)        14.55    45.70       152,290       1.20
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
    Trust Shares
    2002 .....    $12.21     $ 0.08       $ 2.35        $(0.10)           --        $14.54    20.06%   $  614,199       1.25%
    2001 .....      9.13       0.17         3.07         (0.16)           --         12.21    35.90       401,900       1.25
    2000 .....      9.70       0.13        (0.59)        (0.11)           --          9.13    (4.72)      212,074       1.22
    1999 .....     12.88       0.13        (2.57)        (0.13)       $(0.61)         9.70   (18.72)      301,984       1.22
    1998 .....     11.07       0.14         2.41         (0.12)        (0.62)        12.88    23.59       390,841       1.21
---------------------
STRATEGIC INCOME FUND
---------------------
    Trust Shares
    2002(2) ..    $10.00     $ 0.27       $(0.20)       $(0.27)           --        $ 9.80     0.74%   $   43,717       0.94%
-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
    Trust Shares
    2002 .....    $26.74     $(0.02)      $(3.47)           --            --        $23.25   (13.05)%  $  244,707       1.24%
    2001 .....     33.10      (0.03)       (6.33)           --            --         26.74   (19.21)      460,311       1.24
    2000 .....     29.96       0.02         3.12            --            --         33.10    10.48       710,179       1.20
    1999(3) ..     25.61       0.02         4.34        $(0.01)           --         29.96    17.04       223,543       1.20
-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
    Trust Shares
    2002 .....    $10.38     $ 0.54       $ 0.26        $(0.54)       $(0.17)       $10.47     7.90%   $  168,609       0.82%
    2001 .....      9.86       0.58         0.52         (0.58)           --         10.38    11.41       148,666       0.81
    2000 .....     10.28       0.58        (0.42)        (0.58)           --          9.86     1.63        85,420       0.77
    1999 .....     10.46       0.59        (0.18)        (0.59)           --         10.28     3.90       102,167       0.77
    1998 .....     10.02       0.61         0.44         (0.61)           --         10.46    10.76        34,899       0.76
-----------------------
VALUE INCOME STOCK FUND
-----------------------
    Trust Shares
    2002 .....    $11.61     $ 0.12       $(0.56)       $(0.12)           --        $11.05    (3.68)%  $  686,014       0.90%
    2001 .....     10.38       0.19         1.24         (0.20)           --         11.61    14.09       704,842       0.90
    2000 .....     12.85       0.23        (1.49)        (0.22)       $(0.99)        10.38   (10.52)      921,797       0.89
    1999 .....     13.90       0.24         1.02         (0.24)        (2.07)        12.85    11.13     1,589,951       0.92
    1998 .....     13.71       0.26         2.62         (0.27)        (2.42)        13.90    23.10     1,725,418       0.92
------------
VANTAGE FUND
------------
    Trust Shares
    2002(4) ..    $10.00     $(0.03)      $(0.32)           --            --        $ 9.65    (3.50)%  $    8,816       2.03%

                                                  RATIO OF NET
                RATIO OF         RATIO OF         INVESTMENT
                   NET          EXPENSES TO    INCOME (LOSS) TO
                INVESTMENT      AVERAGE NET       AVERAGE NET
               INCOME (LOSS) ASSETS (EXCLUDING ASSETS (EXCLUDING PORTFOLIO
               TO AVERAGE       WAIVERS AND       WAIVERS AND    TURNOVER
               NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)    RATE
              -------------- ----------------- ----------------- ---------
----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Trust Shares
    2002 .....    3.57%           0.76%             3.51%          117%
    2001 .....    4.95            0.78              4.88            87
    2000 .....    4.70            0.79              4.58            50
    1999 .....    4.69            0.78              4.58            57
    1998 .....    5.19            0.84              5.01            39
---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
    Trust Shares
    2002 .....   (1.01)%          1.25%            (1.01)%         100%
    2001 .....   (0.95)           1.25             (0.96)          112
    2000 .....   (0.86)           1.23             (0.89)          110
    1999(1) ..   (0.48)           1.49             (0.77)           75
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
    Trust Shares
    2002 .....    0.67%           1.25%             0.67%           29%
    2001 .....    1.72            1.25              1.72            86
    2000 .....    1.31            1.25              1.28            65
    1999 .....    1.27            1.27              1.22            63
    1998 .....    1.07            1.31              0.97            55
---------------------
STRATEGIC INCOME FUND
---------------------
    Trust Shares
    2002(2) ..    6.07%           1.04%             5.97%           43%
-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
    Trust Shares
    2002 .....   (0.10)%          1.24%            (0.10)%          69%
    2001 .....   (0.10)           1.25             (0.11)          103
    2000 .....    0.13            1.26              0.07            30
    1999(3) ..    0.21            1.34              0.07            18
-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
    Trust Shares
    2002 .....    5.09%           0.85%             5.06%          262%
    2001 .....    5.66            0.85              5.62           207
    2000 .....    5.77            0.84              5.70            29
    1999 .....    5.58            0.88              5.47            19
    1998 .....    5.93            0.92              5.77            14
-----------------------
VALUE INCOME STOCK FUND
-----------------------
    Trust Shares
    2002 .....    1.13%           0.90%             1.13%           60%
    2001 .....    1.70            0.90              1.70            77
    2000 .....    2.02            0.89              2.02            62
    1999 .....    1.91            0.92              1.91            69
    1998 .....    1.85            0.92              1.85            99
------------
VANTAGE FUND
------------
    Trust Shares
    2002(4) ..   (0.78)%          2.13%(5)         (0.88)%(5)    1,063%


(+) Returns are for the period indicated and have not been annualized.
(1) Shares were offered beginning on October 8, 1998. All ratios for the period have been annualized.
(2) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(3) Trust Shares were offered beginning on December 11, 1998. All ratios for the period have been annualized.
(4) Trust Shares were offered beginning on November 30, 2001. All ratios for the period have been annualized.
(5) This ratio has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or round to $0.

76  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                                                         RATIO OF
                                                                                                            NET
               NET ASSET                 DISTRIBUTIONS                                      RATIO OF    INVESTMENT
                  VALUE         NET        FROM NET     NET ASSET              NET ASSETS  EXPENSES TO    INCOME
                BEGINNING   INVESTMENT    INVESTMENT    VALUE END    TOTAL      END OF      AVERAGE     TO AVERAGE
                OF PERIOD     INCOME        INCOME      OF PERIOD  RETURN (+) PERIOD (000) NET ASSETS   NET ASSETS
              -----------   ----------  -------------  ----------  ---------  -----------  -----------  ----------
-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Trust Shares
    2002 .....   $1.00        $0.02        $(0.02)        $1.00      2.29%    $3,907,203      0.63%        2.22%
    2001 .....    1.00         0.06         (0.06)         1.00      5.75      3,728,371      0.63         5.57
    2000 .....    1.00         0.05         (0.05)         1.00      5.20      3,311,229      0.60         5.06
    1999 .....    1.00         0.05         (0.05)         1.00      4.83      3,903,232      0.60         4.69
    1998 .....    1.00         0.05         (0.05)         1.00      5.22      1,880,229      0.59         5.10
--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Trust Shares
    2002 .....   $1.00        $0.02        $(0.02)        $1.00      2.25%    $  997,759      0.66%        2.17%
    2001 .....    1.00         0.05         (0.05)         1.00      5.56        805,285      0.65         5.29
    2000 .....    1.00         0.05         (0.05)         1.00      4.86        468,568      0.63         4.80
    1999 .....    1.00         0.04         (0.04)         1.00      4.57        404,459      0.63         4.47
    1998 .....    1.00         0.05         (0.05)         1.00      5.04        377,490      0.62         4.92
----------------------------------
U.S. TREASURY MONEY MARKET FUND(A)
----------------------------------
  Trust Shares
    2002 .....   $1.00        $0.02        $(0.02)        $1.00      1.96%    $  871,946      0.65%        1.90%
    2001 .....    1.00         0.05         (0.05)         1.00      5.36        733,768      0.66         5.23
    2000 .....    1.00         0.05         (0.05)         1.00      4.81        723,277      0.63         4.71
    1999* ....    1.00         0.02         (0.02)         1.00      2.08        760,833      0.68         4.10
  For the Year ended November 30:
    1998 .....    1.00         0.05         (0.05)         1.00      4.89        699,923      0.66         4.77
    1997 .....    1.00         0.05         (0.05)         1.00      4.91        632,381      0.65         4.82


                                RATIO OF NET
               RATIO OF           INVESTMENT
              EXPENSES TO         INCOME TO
              AVERAGE NET        AVERAGE NET
           ASSETS (EXCLUDING  ASSETS (EXCLUDING
              WAIVERS AND        WAIVERS AND
            REIMBURSEMENTS)    REIMBURSEMENTS)
           -----------------  -----------------
-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Trust Shares
    2002 .....    0.74%              2.11%
    2001 .....    0.75               5.45
    2000 .....    0.75               4.91
    1999 .....    0.77               4.52
    1998 .....    0.77               4.92
--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Trust Shares
  Trust Share
    2002 .....    0.75%              2.08%
    2001 .....    0.75               5.19
    2000 .....    0.74               4.69
    1999 .....    0.76               4.34
    1998 .....    0.78               4.76
----------------------------------
U.S. TREASURY MONEY MARKET FUND(A)
----------------------------------
  Trust Shares
    2002 .....    0.74%              1.81%
    2001 .....    0.76               5.13
    2000 .....    0.74               4.60
    1999* ....    0.83               3.95
  For the Year ended November 30:
    1998 .....    0.81               4.62
    1997 .....    0.80               4.67

(+) Returns are for the period indicated and have been annualized.
  * For the period December 1, 1998 to May 31, 1999. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds U.S. Treasury Money Fund exchanged all of its assets and certain liabilities for shares of the U.S. Treasury Money Market Fund. The CrestFunds U.S. Treasury Money Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                   PROSPECTUS 77

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the Periods Ended May 31, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

                                       NET REALIZED
               NET ASSET                   AND      DISTRIBUTIONS                                                   RATIO OF
                 VALUE        NET      UNREALIZED     FROM NET   DISTRIBUTIONS  NET ASSET              NET ASSETS  EXPENSES TO
               BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT  FROM REALIZED  VALUE END    TOTAL       END OF      AVERAGE
               OF PERIOD    INCOME   ON INVESTMENTS    INCOME    CAPITAL GAINS  OF PERIOD  RETURN (+) PERIOD (000) NET ASSETS
              ----------  ---------- -------------- -----------  -------------  ---------  ---------- ------------ -----------
------------------------------------------
LIFE VISION AGGRESSIVE GROWTH FUND (A) (B)
------------------------------------------
    2002 .....  $10.31      $0.02       $(0.74)       $(0.02)           --      $  9.57      (6.96)%     $34,398      0.25%
    2001 .....   11.61       0.11         0.23         (0.12)       $(1.52)       10.31       3.07        23,936      0.25
    2000 .....   11.31       0.05         0.74         (0.05)        (0.44)       11.61       7.25        18,412      0.25
    1999(1) ..   11.32       0.02         1.13         (0.01)        (1.15)       11.31      10.99        18,699      0.27
    For the years ended November 30:
    1998 .....   10.65       0.03         0.67         (0.03)           --        11.32       6.53        16,230      0.25
    1997(2) ..   10.00       0.03         0.65         (0.03)           --        10.65       6.82        13,712      0.25
------------------------------------------
LIFE VISION GROWTH AND INCOME FUND (A) (B)
------------------------------------------
    Trust Shares
    2002 .....  $10.42      $0.12       $(0.43)       $(0.13)           --      $  9.98      (2.97)%     $77,395      0.25%
    2001 .....   10.50       0.24         0.40         (0.25)       $(0.47)       10.42       6.31        37,550      0.25
    2000 .....   10.33       0.07         0.52         (0.17)        (0.25)       10.50       5.81        30,473      0.25
    1999(1) ..   11.06       0.08         0.69         (0.06)        (1.44)       10.33       7.75        21,950      0.27
    For the years ended November 30:
    1998 .....   10.51       0.18         0.56         (0.18)        (0.01)       11.06       7.12        19,042      0.25
    1997(2) ..   10.00       0.09         0.51         (0.09)           --        10.51       5.97        22,521      0.25
----------------------------------------
LIFE VISION MODERATE GROWTH FUND (A) (B)
----------------------------------------
    Trust Shares
    2002 ..... $  9.73      $0.17       $(0.32)       $(0.18)           --       $ 9.40      (1.52)%     $88,592      0.25%
    2001 .....   10.61       0.32         0.20         (0.34)       $(1.06)        9.73       5.28        73,429      0.25
    2000 .....   10.80       0.33         0.13         (0.21)        (0.44)       10.61       4.46        69,622      0.25
    1999(1) ..   11.01       0.11         0.56         (0.09)        (0.79)       10.80       6.35        88,188      0.27
    For the years ended November 30:
    1998 .....   10.46       0.24         0.58         (0.24)        (0.03)       11.01       7.90        93,211      0.25
    1997(2) ..   10.00       0.12         0.45         (0.11)           --        10.46       5.70        89,442      0.25


                                                     RATIO OF NET
                   RATIO OF         RATIO OF         INVESTMENT
                      NET          EXPENSES TO    INCOME (LOSS) TO
                   INVESTMENT      AVERAGE NET       AVERAGE NET
                     INCOME     ASSETS (EXCLUDING ASSETS (EXCLUDING PORTFOLIO
                  TO AVERAGE       WAIVERS AND       WAIVERS AND    TURNOVER
                  NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)    RATE
                  -----------   ----------------- ----------------- ---------
------------------------------------------
LIFE VISION AGGRESSIVE GROWTH FUND (A) (B)
------------------------------------------
    Trust Shares
    2002 .....       0.17%           0.41%              0.01%         101%
    2001 .....       1.05            0.43               0.87          202
    2000 .....       0.48            0.44               0.29          183
    1999(1) ..       0.28            0.63              (0.08)          33
    For the years ended November 30:
    1998 .....       0.23            0.66              (0.18)          75
    1997(2) ..       0.72            0.73               0.24           34
------------------------------------------
LIFE VISION GROWTH AND INCOME FUND (A) (B)
------------------------------------------
    Trust Shares
    2002 .....       1.25%           0.39%              1.11%         166%
    2001 .....       2.41            0.39               2.27          286
    2000 .....       1.77            0.42               1.60          189
    1999(1) ..       1.38            0.60               1.05           40
    For the years ended November 30:
    1998 .....       1.68            0.59               1.34           57
    1997(2) ..       2.11            0.59               1.77           25
----------------------------------------
LIFE VISION MODERATE GROWTH FUND (A) (B)
----------------------------------------
    Trust Shares
    2002 .....       1.81%           0.36%              1.70%         202%
    2001 .....       3.04            0.37               2.92          247
    2000 .....       2.19            0.37               2.07          151
    1999(1) ..       1.90            0.42               1.75           48
    For the years ended November 30:
    1998 .....       2.21            0.42               2.04           52
    1997(2) ..       2.66            0.42               2.49           43


(+) Returns are for the period indicated and have not been annualized.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) Trust shares were offered beginning on June 30, 1997. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Life Vision Maximum Growth, CrestFunds Life Vision Growth and Income, and CrestFunds Life Vision Balanced Portfolios exchanged all of their assets and certain liabilities for shares of the Life Vision Aggressive Growth, Life Vision Growth and Income, and Life Vision Moderate Growth Funds, respectively. The CrestFunds Life Vision Maximum Growth, CrestFunds Life Vision Growth and Income, and CrestFunds Life Vision Balanced Portfolios are the accounting survivors in these transactions, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
(B) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.
Returns shown do not reflect the deduction of taxes that a shareholder would pa on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or round to $0.

78  PROSPECTUS

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated October 1, 2002, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.


                                                                 STI-PS-006-0200

[Background graphic omitted]


--------------------------------------------------------------------------------

                                401(K) PROSPECTUS    [SUNTRUST LOGO OMITTED]

--------------------------------------------------------------------------------


                                                                Oct. 1, 2002
                                                   STI Classic Funds for the
                                                        SunTrust 401(k) Plan











                                                   The  Securities  and Exchange
                                                   Commission  has not  approved
                                                   or     disapproved      these
                                                   securities or passed upon the
                                                   adequacy of this  prospectus.
                                                   Any   representation  to  the
                                                   contrary    is   a   criminal
                                                   offense.

PROSPECTUS

-----------------------
ABOUT THIS PROSPECTUS
-----------------------


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of each Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


[ 2]   CAPITAL APPRECIATION FUND

[ 4]   GROWTH AND INCOME FUND

[ 6]   INVESTMENT GRADE BOND FUND

[ 8]   MID-CAP EQUITY FUND

[10]   PRIME QUALITY MONEY MARKET FUND

[12]   SHORT-TERM BOND FUND

[14]   SMALL CAP GROWTH STOCK FUND

[16]   VALUE INCOME STOCK FUND

[18]   MORE INFORMATION ABOUT RISK

[18]   MORE INFORMATION ABOUT FUND INVESTMENTS

[19]   INVESTMENT ADVISER

[19]   PORTFOLIO MANAGERS

[20]   PURCHASING AND SELLING FUND SHARES

[22]   DIVIDENDS AND DISTRIBUTIONS

[22]   TAXES

[23]   FINANCIAL HIGHLIGHTS

[25]   HOW TO OBTAIN MORE INFORMATION ABOUT
       THE STI CLASSIC FUNDS


--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES

--------------------------------------------------------------------------------



OCTOBER 1, 2002

                                                                   PROSPECTUS  1

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CUSIP/TICKER SYMBOLS
------------------------------------------------------------------------------------------------------------------------------------
FUND NAME                                   CLASS               INCEPTION*               TICKER                 CUSIP
---------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
Capital Appreciation                        Trust                  7/1/92                STCAX                  784766867
Growth and Income                           Trust                 9/26/92                CRVAX                  784766198
Mid-Cap Equity                              Trust                  2/2/94                SAGTX                  784766750
Small Cap Growth Stock                      Trust                 10/8/98                SSCTX                  784766263
Value Income Stock                          Trust                10/31/89                STVTX                  784766834
---------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
Investment Grade Bond                       Trust                 7/16/92                STIGX                  784766701
Short-Term Bond                             Trust                 3/15/93                SSBTX                  784766826
---------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUNDS
Prime Quality Money Market                  Trust                  6/8/92                SQTXX                  784766107
---------------------------------------------------------------------------------------------------------------------------
* THE INCEPTION DATE REFLECTS THE BEGINNING OF THE CLASS'S PERFORMANCE HISTORY, WHICH MAY INCLUDE THE PERFORMANCE OF OTHER CLASSES
  OF THE FUND AND/OR PREDECESSORS OF THE FUND. FOR FURTHER INFORMATION, SEE "PERFORMANCE INFORMATION."


--------------------------------------------------------------------------------
                                 RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities a Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2  PROSPECTUS

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------






[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify companies with above
                                  average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want the value of their
                                  investment to grow, but do not need to receive
                                  income on their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks, but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

1993            9.89%
1994           -7.14%
1995           31.15%
1996           20.31%
1997           31.13%
1998           28.06%
1999            9.71%
2000            1.62%
2001           -6.49%


            BEST QUARTER              WORST QUARTER
               22.93%                    -14.98%
             (12/31/98)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -13.00%.

                                                                   PROSPECTUS  3

--------------------------------------------------------------------------------
                                                       CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R) INDEX.

TRUST SHARES             1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Capital Appreciation
   Fund                  -6.49%     11.85%       12.91%
--------------------------------------------------------------------------------
S&P 500(R) Index        -11.88%     10.70%       13.73%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JULY 1, 1992.
BENCHMARK RETURNS SINCE JUNE 30, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                        TRUST SHARES
Investment Advisory Fees                                1.15%
Other Expenses                                          0.09%
                                                        -----
Total Annual Fund Operating Expenses                    1.24%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                 CAPITAL APPRECIATION FUND - TRUST SHARES 1.22%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
       $126          $393           $681        $1,500



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

4  PROSPECTUS

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS
    PRIMARY                       Long-term capital appreciation
    SECONDARY                     Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Equity securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify securities of companies
                                  with market capitalizations of at least $1
                                  billion with attractive valuation and/or
                                  above average earnings potential relative
                                  either to their sectors or the market as a
                                  whole
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who are looking for capital
                                  appreciation potential and some income with
                                  less volatility than the equity market as a
                                  whole
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts
(ADRs) of foreign companies, all with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.



[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

1993            10.20%
1994            -0.81%
1995            29.38%
1996            19.06%
1997            27.69%
1998            18.20%
1999            14.17%
2000             1.43%
2001            -6.60%

            BEST QUARTER              WORST QUARTER
               17.38%                    -10.84%
              (6/30/97)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -8.67%.

                                                                   PROSPECTUS  5

--------------------------------------------------------------------------------
                                                        GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.

TRUST SHARES             1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Growth and Income
   Fund                  -6.60%     10.30%       12.32%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
  Value Index           -11.71%      9.49%       13.46%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON SEPTEMBER 26, 1992.
BENCHMARK RETURNS SINCE SEPTEMBER 30, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                        TRUST SHARES
Investment Advisory Fees                                0.90%
Other Expenses                                          0.09%
                                                        -----
Total Annual Fund Operating Expenses                    0.99%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
       $101          $315           $547        $1,213


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

6  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High total return through current income and
                                  capital appreciation, while preserving the
                                  principal amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Investment grade U.S. government and corporate
                                  debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify relatively inexpensive
                                  securities in a selected market index
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want to receive income from
                                  their investment, as well as an increase in
                                  the value of the investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*
[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

1993              10.84%
1994              -3.32%
1995              17.80%
1996               2.34%
1997               9.08%
1998               9.19%
1999              -1.53%
2000               6.57%
2001               9.06%

            BEST QUARTER              WORST QUARTER
                6.11%                    -2.67%
              (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.41%.

                                                                   PROSPECTUS  7

--------------------------------------------------------------------------------
                                                      INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

TRUST SHARES             1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Investment Grade
  Bond Fund               9.06%      6.39%        6.44%
--------------------------------------------------------------------------------
Lehman Brothers
  U.S. Government/
  Credit Index            8.51%      7.36%        7.17%
-------------------------------------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond Index    8.42%      7.43%        7.16%
--------------------------------------------------------------------------------
Lipper Intermediate
  Investment Grade
  Debt Funds Average      7.62%      6.44%        6.43%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JULY 16, 1992.
BENCHMARK RETURNS SINCE JULY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index that combines the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers U.S. Government/Credit Index consists of U.S. government obligations and corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index consists of mortgage-backed securities rated AAA. The Lehman Brothers U.S. Aggregate Bond Index includes fixed income securities rated investment grade (BBB) or higher, with maturities of at least one year. The securities in the Index have outstanding par values of at least $100 million for U.S. government obligations and $25 million for the others. The Lipper Intermediate Investment Grade Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the Average of the intermediate term investment grade bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                        TRUST SHARES
Investment Advisory Fees                                0.74%
Other Expenses                                          0.09%
                                                        -----
Total Annual Fund Operating Expenses                    0.83%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                 INVESTMENT GRADE BOND FUND - TRUST SHARES 0.81%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
        $85          $265           $460        $1,025


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

8  PROSPECTUS


--------------------------------------------------------------------------------
MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  U.S. mid-cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify companies with above
                                  average growth potential at an attractive
                                  price
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want the value of their
                                  investment to grow and who are willing to
                                  accept more volatility for the possibility of
                                  higher returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies that have small- to mid-sized market capitalizations (I.E., companies with market capitalizations of $500 million to $10 billion or companies in the S&P Mid Cap 400(R) Index). In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average growth potential at attractive prices. The Adviser evaluates companies based on their industry sectors and the market in general. The Fund maintains holdings in the industries that appear to perform best during a given business cycle. The Adviser analyzes companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. The Adviser does not consider current income in selecting investments for the Fund.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole.

The small- to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

1995                  31.22%
1996                  15.42%
1997                  21.23%
1998                   6.48%
1999                  16.14%
2000                  -2.97%
2001                   2.38%

            BEST QUARTER              WORST QUARTER
               24.73%                    -19.96%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -18.14%.

                                                                   PROSPECTUS  9

--------------------------------------------------------------------------------
                                                             MID-CAP EQUITY FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P MID CAP 400(R) INDEX.

TRUST SHARES             1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Mid-Cap Equity
   Fund                   2.38%      8.29%       10.60%
--------------------------------------------------------------------------------
S&P Mid Cap 400(R)
   Index                 -0.61%     16.11%       15.38%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON FEBRUARY 2, 1994.
BENCHMARK RETURNS SINCE JANUARY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Mid Cap 400(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                        TRUST SHARES
Investment Advisory Fees                                1.15%
Other Expenses                                          0.09%
                                                        -----
Total Annual Fund Operating Expenses                    1.24%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                    MID-CAP EQUITY FUND - TRUST SHARES 1.22%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
       $126          $393           $681        $1,500


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

10  PROSPECTUS

--------------------------------------------------------------------------------
PRIME QUALITY MONEY MARKET FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
                                  and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify money market instruments
                                  with the most attractive risk/return trade-off
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive
                                  current income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

1993                   2.77%
1994                   3.77%
1995                   5.47%
1996                   4.99%
1997                   5.15%
1998                   5.10%
1999                   4.74%
2000                   6.04%
2001                   3.72%

            BEST QUARTER              WORST QUARTER
                1.55%                     0.52%
              (9/30/00)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.75%.

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                 PRIME QUALITY MONEY MARKET FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. FIRST TIER RETAIL AVERAGE.


TRUST SHARES             1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Prime Quality Money
   Market Fund            3.72%      4.95%       4.54%
--------------------------------------------------------------------------------
iMoneyNet, Inc.
   First Tier Retail
   Average                3.54%      4.77%       4.40%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON JUNE 8, 1992.
BENCHMARK RETURNS SINCE MAY 31, 1992 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN AVERAGE?
                              --------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Retail Average is a widely-recognized composite of money market funds which invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies.


To obtain more information about the Fund's current yield, call 1-800-814-3397.

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                        TRUST SHARES
Investment Advisory Fees                                0.65%
Other Expenses                                          0.09%
                                                        -----
Total Annual Fund Operating Expenses                    0.74%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

              PRIME QUALITY MONEY MARKET FUND - TRUST SHARES 0.63%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
        $76          $237           $411         $918


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

12  PROSPECTUS

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Investment grade U.S. government and corporate
                                  debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify securities that offer a
                                  comparably better return than similar
                                  securities for a given level of credit risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Income oriented investors who are willing to
                                  accept increased risk for the possibility of
                                  returns greater than money market investing
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an average weighted maturity of approximately 3 years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

1994                  -0.07%
1995                  11.77%
1996                   3.90%
1997                   6.78%
1998                   6.84%
1999                   0.92%
2000                   7.64%
2001                   7.54%

            BEST QUARTER              WORST QUARTER
                3.86%                    -0.75%
              (9/30/01)                (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -0.35%.

                                                                  PROSPECTUS  13

--------------------------------------------------------------------------------
                                                            SHORT-TERM BOND FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX.

TRUST SHARES             1 YEAR     5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Short-Term Bond Fund         7.54%    5.91%       5.56%
--------------------------------------------------------------------------------
Salomon 1-3 Year
   Treasury/Government
   Sponsored/Corporate
   Index                     8.87%    6.77%       6.10%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON MARCH 15, 1993.
BENCHMARK RETURNS SINCE FEBRUARY 28, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.



[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                        TRUST SHARES
Investment Advisory Fees                                0.65%
Other Expenses                                          0.10%
                                                        -----
Total Annual Fund Operating Expenses                    0.75%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                    SHORT-TERM BOND FUND - TRUST SHARES 0.70%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
        $77          $240           $417         $930


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

14  PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------
[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  U.S. small cap common stocks of growth
                                  companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Identifies small cap companies with above
                                  average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want the value of their
                                  investment to grow, but do not need current
                                  income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Small Cap Growth Stock Fund invests at least 80% of its net assets in small U.S. companies with market capitalizations between $50 million and $3 billion in size. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and the potential for capital gains tax liabilities.


[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
PLOT POINTS FOLLOW:]

1999                  20.55%
2000                  11.76%
2001                  -0.82%

            BEST QUARTER              WORST QUARTER
               23.93%                    -22.83%
             (12/31/01)                 (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -9.21%.

                                                                  PROSPECTUS  15

--------------------------------------------------------------------------------
                                                     SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P SMALL CAP 600(R) INDEX.

TRUST SHARES                        1 YEAR   SINCE INCEPTION*
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund         -0.82%       23.08%
--------------------------------------------------------------------------------
S&P Small Cap 600(R) Index           6.54%       14.99%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE TRUST SHARES ON OCTOBER 8, 1998.
BENCHMARK RETURNS SINCE SEPTEMBER 30, 1998 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).


                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Small Cap 600(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.



[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                        TRUST SHARES
Investment Advisory Fees                                1.15%
Other Expenses                                          0.10%
                                                        -----
Total Annual Fund Operating Expenses                    1.25%




--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
       $127          $397           $686        $1,511


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

16  PROSPECTUS

--------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS
    PRIMARY                       Current income
    SECONDARY                     Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify high dividend-paying,
                                  undervalued stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who are looking for current income
                                  and capital appreciation with less volatility
                                  than the average stock fund
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $5 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on February 12, 1993. Performance prior to February 12, 1993 is that of the Adviser's similarly managed collective investment fund, which began operating on October 31, 1989. The collective fund's performance has been adjusted to reflect the fees and expenses for Trust Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[BAR GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

1992                  20.05%
1993                  11.14%
1994                   3.54%
1995                  35.93%
1996                  19.46%
1997                  27.08%
1998                  10.58%
1999                  -2.93%
2000                  10.85%
2001                  -0.95%

            BEST QUARTER              WORST QUARTER
               15.35%                    -12.14%
              (6/30/99)                 (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS -4.36%.

                                                                  PROSPECTUS  17
--------------------------------------------------------------------------------
                                                         VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.

TRUST SHARES              1 YEAR        5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Value Income
   Stock Fund             -0.95%        8.41%       12.88%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA
   Value Index           -11.71%        9.49%       13.10%
--------------------------------------------------------------------------------



                              --------------------------------------------------
[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
                              --------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                        TRUST SHARES
Investment Advisory Fees                                0.80%
Other Expenses                                          0.10%
                                                        -----
Total Annual Fund Operating Expenses                    0.90%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
        $92          $287           $498        $1,108


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

18  PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------


[LIFE PRESERVER GRAPHIC OMITTED] MORE INFORMATION ABOUT RISK

EQUITY RISK


CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
MID-CAP EQUITY FUND
SMALL CAP GROWTH STOCK FUND
VALUE INCOME STOCK FUND


Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK

INVESTMENT GRADE BOND FUND
SHORT-TERM BOND FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

   CREDIT RISK

   INVESTMENT GRADE BOND FUND
   SHORT-TERM BOND FUND

   The possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISKS

GROWTH AND INCOME FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund (except the Prime

                                                                  PROSPECTUS  19

--------------------------------------------------------------------------------
                                       INVESTMENT ADVISER AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


Quality Money Market Fund) may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Investment Grade Bond and Short-Term Bond Funds each may shorten its average weighted maturity to as little as 90 days. A Fund (other than the Prime Quality Money Market Fund) will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

    CAPITAL APPRECIATION FUND                         1.13%
    GROWTH AND INCOME FUND                            0.90%
    INVESTMENT GRADE BOND FUND                        0.72%
    MID-CAP EQUITY FUND                               1.13%
    PRIME QUALITY MONEY MARKET FUND                   0.54%
    SHORT-TERM BOND FUND                              0.60%
    SMALL CAP GROWTH STOCK FUND                       1.15%
    VALUE INCOME STOCK FUND                           0.80%

The Adviser may use its affiliates as brokers for Fund transactions.

Prior to January 1, 2000, STI Capital Management, N.A. (STI), a subsidiary of SunTrust Banks, Inc. served as the investment adviser to the Capital Appreciation Fund, Mid-Cap Equity Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the investment adviser to each STI Classic Fund.

PORTFOLIO MANAGERS

The Capital Appreciation Fund is managed by Mr. Robert J. Rhodes, CFA. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 29 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in September 1992. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999 and Managing Director in July 2000. Mr. Markunas has more than 19 years of investment experience.

The Investment Grade Bond Fund is co-managed by Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now Managing Director of Trusco, after serving as Managing Director of STI since 1983. Mr. Denney has co-managed the Investment Grade Bond Fund since it began operating in June 1992. Mr. Denney has more than 23 years of investment experience. In January 2000, Mr. West was named Managing Director of SunTrust Bank and is now Managing Director of Trusco, after working at STI since 1985. Mr. West has co-managed the Investment Grade Bond Fund since it began operating in June 1992. Mr. West has more than 16 years of investment experience.

Mr. John Hamlin has served as a Vice President of Trusco since July 2000, after serving as a Portfolio Manager of STI since March 1999. He has managed the Mid-Cap Equity Fund since April

20  PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


1999. Prior to joining STI, Mr. Hamlin served as Portfolio Manager at Phoenix Investment Counsel, Inc. from 1992 to 1999. He has more than 13 years of investment experience.

Mr. David S. Yealy has served as Managing Director of Trusco since July 2000. He has managed the Prime Quality Money Market Fund since it began operating in June 1992. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 17 years of investment experience.

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1988 to 1996, and rejoined the firm in 1998. She has managed the Short-Term Bond Fund since February 1999. She has more than 20 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 15 years of investment experience.

The Value Income Stock Fund is managed by Mr. Mills Riddick, CFA. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Value Income Stock Fund since April 1995. Mr. Riddick has more than 20 years of investment experience.


[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase or sell (sometimes called "redeem") Trust Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions. Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). But you may not do so for shares of the Prime Quality Money Market Fund on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV for each Fund (except the Prime Quality Money Market Fund), generally the Funds must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Prime Quality Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time). So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Prime Quality Money Market Fund must generally receive your order in proper form before 2:00 p.m., Eastern Time and federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as the Prime Quality Money Market Fund receives federal funds before calculating its NAV the following day.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINI-

                                                                  PROSPECTUS  21

--------------------------------------------------------------------------------
                                              PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


STRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV
In calculating NAV, each Fund (except the Prime Quality Money Market Fund) generally values its investment portfolio at market price. In calculating NAV for the Prime Quality Money Market Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If market prices are unavailable or a Fund thinks that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Prime Quality Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

The Growth and Income Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE
NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

Redemption orders must be received by the Prime Quality Money Market Fund on a Business Day before 2:00 p.m., Eastern Time. Orders received after 2:00 p.m., Eastern Time will be executed the following Business Day.

RECEIVING YOUR MONEY
Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request but it may take up to seven days.

REDEMPTIONS IN KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


TELEPHONE TRANSACTIONS
Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

22  PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

DECLARED DAILY AND DISTRIBUTED MONTHLY
--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
PRIME QUALITY MONEY MARKET FUND
SHORT-TERM BOND FUND


QUARTERLY
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
GROWTH AND INCOME FUND
MID-CAP EQUITY FUND
SMALL CAP GROWTH STOCK FUND
VALUE INCOME STOCK FUND


Each Fund makes distributions of its net realized capital gains, if any, at least annually. If the SunTrust 401(k) Plan owns Fund shares on a Fund's record date, the Plan is entitled to receive the distribution.

As Plan participants, you will receive dividends and distributions in the form of additional Fund shares if you own shares of the Fund on the date the dividend or distribution is allocated by the Plan. You will, therefore, not receive a dividend or distribution if you do not own shares of the Fund on the date the dividend or distribution is allocated.


TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through the SunTrust 401(k) Plan. Generally, you will not owe taxes on these distributions until you begin withdrawals from the Plan. Redemptions of Fund shares resulting in withdrawals from the Plan are subject to numerous complex and special tax rules and may be subject to a penalty in the case of premature withdrawals. If you have questions about the tax consequences of Plan withdrawals, you should consult your tax advisor; the Plan's Summary Plan Description in the SunTrust Employee Handbook; BENE, the SunTrust Benefits Service Center, at 1-800-818-2363; or the Plan Administrator, SunTrust Human Resources, P.O. Box 4418, Center 636, Atlanta, Georgia 30302.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                  PROSPECTUS  23

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.

For the Periods Ended May 31, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

                                                 NET REALIZED
                      NET ASSET        NET           AND         DISTRIBUTIONS
                        VALUE       INVESTMENT    UNREALIZED      FROM NET       DISTRIBUTIONS   NET ASSET               NET ASSETS
                      BEGINNING       INCOME     GAINS (LOSSES)   INVESTMENT     FROM REALIZED   VALUE END    TOTAL        END OF
                      OF PERIOD       (LOSS)     ON INVESTMENTS     INCOME       CAPITAL GAINS   OF PERIOD  RETURN (+)  PERIOD (000)
                     ----------     ----------   --------------   ------------   -------------   ---------  ----------  ------------
CAPITAL APPRECIATION FUND
  Trust Share
    2002               $13.89            --         $(1.53)             --          $(0.12)       $12.24     (11.06)%   $1,204,445
    2001                17.12        $(0.05)         (0.38)             --           (2.80)        13.89      (3.74)     1,177,933
    2000                16.62          0.02           1.40              --           (0.92)        17.12       8.98      1,296,927
    1999                16.48          0.05           2.70          $(0.06)          (2.55)        16.62      17.83      1,966,842
    1998                15.09          0.09           3.96           (0.09)          (2.57)        16.48      29.51      1,532,587

GROWTH AND INCOME FUND (A)
  Trust Shares
    2002               $15.05        $ 0.09         $(1.26)         $(0.08)             --        $13.80      (7.80)%   $  792,557
    2001                15.53          0.07          (0.04)          (0.08)         $(0.43)        15.05       0.11        867,664
    2000                16.09          0.11           0.55           (0.10)          (1.12)        15.53       4.11        885,109
    1999(1)             15.10          0.04           1.97           (0.02)          (1.00)        16.09      14.24        634,279
For the years ended November 30:
    1998               $16.55        $ 0.09          $1.64          $(0.09)         $(3.09)       $15.10      13.64%   $   577,042
    1997                13.39          0.14           3.24           (0.15)          (0.07)        16.55      25.41        590,824

INVESTMENT GRADE BOND FUND
  Trust Shares
    2002               $10.23        $ 0.51         $ 0.01          $(0.51)             --        $10.24       5.18%    $  886,471
    2001                 9.58          0.61           0.65           (0.61)             --         10.23      13.55        860,073
    2000                10.36          0.61          (0.78)          (0.61)             --          9.58      (1.76)       998,596
    1999                10.65          0.56          (0.11)          (0.56)         $(0.18)        10.36       4.25      1,149,068
    1998                10.16          0.60           0.49           (0.60)             --         10.65      10.92        793,488

MID-CAP EQUITY FUND
  Trust Shares
    2002               $10.95        $ 0.01(2)      $(1.17)(2)          --              --        $ 9.79     (10.59)%   $  171,813
    2001                14.10         (0.03)         (0.61)             --          $(2.51)        10.95      (6.92)       156,111
    2000                12.68         (0.04)          2.32              --           (0.86)        14.10      19.10        206,545
    1999                13.79          0.01           0.07              --           (1.19)        12.68       1.61        254,055
    1998                13.21            --           2.54              --           (1.96)        13.79      21.14        337,825

                                                                       RATIO OF NET
                                      RATIO OF        RATIO OF          INVESTMENT
                                         NET        EXPENSES TO       INCOME (LOSS) TO
                       RATIO OF     INVESTMENT     AVERAGE NET         AVERAGE NET
                      EXPENSES TO   INCOME (LOSS)  ASSETS (EXCLUDING  ASSETS (EXCLUDING    PORTFOLIO
                       AVERAGE       TO AVERAGE      WAIVERS AND        WAIVERS AND        TURNOVER
                      NET ASSETS     NET ASSETS    REIMBURSEMENTS)    REIMBURSEMENTS)        RATE
                     ------------  -------------   ----------------  -----------------    -----------
CAPITAL APPRECIATION FUND
  Trust Share
    2002                 1.22%        (0.54)%           1.24%             (0.56)%              75%
    2001                 1.21         (0.29)            1.24              (0.32)               75
    2000                 1.17          0.10             1.26               0.01               129
    1999                 1.17          0.29             1.26               0.20               147
    1998                 1.16          0.61             1.27               0.50               194

GROWTH AND INCOME FUND (A)
  Trust Shares
    2002                 0.99%         0.63%            0.99%              0.63%               68%
    2001                 0.99          0.49             0.99               0.49                73
    2000                 1.01          0.76             1.01               0.76                53
    1999(1)              1.14          0.49             1.43               0.20                31
For the years ended November 30:
    1998                 1.03%         0.63%            1.21%              0.45%               71%
    1997                 1.02          0.92             1.17               0.77               100

INVESTMENT GRADE BOND FUND
  Trust Shares
    2002                 0.81%         4.81%            0.83%              4.79%              123%
    2001                 0.81          6.17             0.84               6.14               131
    2000                 0.77          6.05             0.84               5.98               202
    1999                 0.77          5.25             0.85               5.17               221
    1998                 0.76          5.67             0.86               5.57               109

MID-CAP EQUITY FUND
  Trust Shares
    2002                 1.22%        (0.18)%           1.24%             (0.20)%              87%
    2001                 1.21         (0.24)            1.25              (0.28)              100
    2000                 1.17            --             1.25              (0.08)              131
    1999                 1.17         (0.47)            1.28              (0.58)               76
    1998                 1.16         (0.29)            1.27              (0.40)              129

(+) Returns are for the period indicated and have not been annualized.

(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.

(2) This amount has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.

(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are either $0 or round to $0.

24  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the Periods Ended May 31,

For a Share Outstanding Throughout the Periods

                                                NET REALIZED
                       NET ASSET       NET          AND        DISTRIBUTIONS
                         VALUE     INVESTMENT    UNREALIZED       FROM NET     DISTRIBUTIONS   NET ASSET                NET ASSETS
                       BEGINNING     INCOME    GAINS (LOSSES)    INVESTMENT    FROM REALIZED   VALUE END      TOTAL       END OF
                       OF PERIOD     (LOSS)    ON INVESTMENTS      INCOME      CAPITAL GAINS   OF PERIOD    RETURN (+)  PERIOD (000)
                      -----------  ---------   ---------------  -------------  -------------   ----------   ----------  ------------

PRIME QUALITY MONEY MARKET FUND
  Trust Shares
    2002                $ 1.00      $ 0.02            --          $(0.02)              --       $ 1.00         2.29%    $3,907,203
    2001                  1.00        0.06            --           (0.06)              --         1.00         5.75      3,728,371
    2000                  1.00        0.05            --           (0.05)              --         1.00         5.20      3,311,229
    1999                  1.00        0.05            --           (0.05)              --         1.00         4.83      3,903,232
    1998                  1.00        0.05            --           (0.05)              --         1.00         5.22      1,880,229

SHORT-TERM BOND FUND
  Trust Shares
    2002                $10.04      $ 0.46        $(0.03)         $(0.46)              --       $10.01         4.29%    $  305,884
    2001                  9.65        0.56          0.39           (0.56)              --        10.04        10.13        215,458
    2000                  9.91        0.53         (0.25)          (0.53)          $(0.01)        9.65         2.87        180,402
    1999                 10.05        0.51         (0.10)          (0.52)           (0.03)        9.91         4.06        209,904
    1998                  9.90        0.55          0.16           (0.55)           (0.01)       10.05         7.31        120,422

SMALL CAP GROWTH STOCK FUND
  Trust Shares
    2002                $18.37          --        $(1.02)             --           $(0.07)      $17.28        (5.55)%   $  593,211
    2001                 18.30      $(0.18)         1.71              --            (1.46)       18.37         8.33        508,857
    2000                 14.55       (0.08)         4.02              --            (0.19)       18.30        27.24        431,478
    1999(1)              10.00       (0.05)         4.62              --            (0.02)       14.55        45.70        152,290

VALUE INCOME STOCK FUND
  Trust Shares
    2002                $11.61      $ 0.12        $(0.56)         $(0.12)              --       $11.05        (3.68)%   $  686,014
    2001                 10.38        0.19          1.24           (0.20)              --        11.61        14.09        704,842
    2000                 12.85        0.23         (1.49)          (0.22)          $(0.99)       10.38       (10.52)       921,797
    1999                 13.90        0.24          1.02           (0.24)           (2.07)       12.85        11.13      1,589,951
    1998                 13.71        0.26          2.62           (0.27)           (2.42)       13.90        23.10      1,725,418

                                                                       RATIO OF NET
                                     RATIO OF        RATIO OF           INVESTMENT
                                       NET          EXPENSES TO       INCOME (LOSS) TO
                       RATIO OF     INVESTMENT      AVERAGE NET         AVERAGE NET
                     EXPENSES TO   INCOME (LOSS)  ASSETS (EXCLUDING   ASSETS (EXCLUDING    PORTFOLIO
                       AVERAGE      TO AVERAGE      WAIVERS AND          WAIVERS AND        TURNOVER
                      NET ASSETS    NET ASSETS     REIMBURSEMENTS)     REIMBURSEMENTS)       RATE
                     -----------   ------------   -----------------   -----------------    ----------

PRIME QUALITY MONEY MARKET FUND
  Trust Shares
    2002                0.63%          2.22%           0.74%                2.11%              --
    2001                0.63           5.57            0.75                 5.45               --
    2000                0.60           5.06            0.75                 4.91               --
    1999                0.60           4.69            0.77                 4.52               --
    1998                0.59           5.10            0.77                 4.92               --

SHORT-TERM BOND FUND
  Trust Shares
    2002                0.70%          4.48%           0.75%                4.43%             142%
    2001                0.70           5.71            0.76                 5.65               87
    2000                0.67           5.40            0.76                 5.31               70
    1999                0.67           5.12            0.77                 5.02              108
    1998                0.66           5.47            0.79                 5.34               87

SMALL CAP GROWTH STOCK FUND
  Trust Shares
    2002                1.25%         (1.01)%          1.25%               (1.01)%            100%
    2001                1.24          (0.95)           1.25                (0.96)             112
    2000                1.20          (0.86)           1.23                (0.89)             110
    1999(1)             1.20          (0.48)           1.49                (0.77)              75

VALUE INCOME STOCK FUND
  Trust Shares
    2002                0.90%          1.13%           0.90%                1.13%              60%
    2001                0.90           1.70            0.90                 1.70               77
    2000                0.89           2.02            0.89                 2.02               62
    1999                0.92           1.91            0.92                 1.91               69
    1998                0.92           1.85            0.92                 1.85               99


(+) Returns are for the period indicated and have not been annualized.

(1) Shares were offered beginning on October 8, 1998. All ratios for the period have been annualized.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are either $0 or round to $0.

                                                                  PROSPECTUS  25

--------------------------------------------------------------------------------
                      HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303



DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456



LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2002, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

[Background graphic omitted]

      (C)2002, SunTrust Banks, Inc. is a federally registered service mark of SunTrust Banks, Inc.















                                                                 STI-PS-018-0100

STI CLASSIC FUNDS-BALANCED FUND
TRUST SHARES



PROSPECTUS



OCTOBER 1, 2002





BALANCED FUND
   FOR PARTICIPANTS OF THE DEKALB
   COUNTY, GEORGIA BOARD OF
   EDUCATION TAX SHELTERED
   ANNUITY PLAN




    INVESTMENT ADVISER
    TO THE FUND:

    TRUSCO CAPITAL MANAGEMENT, INC.
    (the "Adviser")



[STI CLASSIC LOGO OMITTED]

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    PROSPECTUS

-------------------------
    ABOUT THIS PROSPECTUS
-------------------------



    The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Balanced Fund that you should know before investing. Please read this prospectus and keep it for future reference.

    THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:



    2 PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
      PERFORMANCE INFORMATION AND EXPENSES

    4 MORE INFORMATION ABOUT RISK

    4 MORE INFORMATION ABOUT FUND INVESTMENTS

    4 INVESTMENT ADVISER

    5 PORTFOLIO MANAGERS

    5 PURCHASING AND SELLING FUND SHARES

    7 DIVIDENDS AND DISTRIBUTIONS

    7 TAXES

    8 FINANCIAL HIGHLIGHTS

    BACK  HOW TO OBTAIN MORE INFORMATION ABOUT
    COVER THE STI CLASSIC FUNDS








    ----------------------------------------------------------------------------

    [SUITCASE GRAPHIC OMITTED]FUND SUMMARY

    [TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

    [LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?

    [BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

    [INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?

    [COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

    [MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

    [MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

    [HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES

    ----------------------------------------------------------------------------


    OCTOBER 1, 2002

                                                                   PROSPECTUS  1





--------------------------------------------------------------------------------
                                                     RISK/RETURN INFORMATION
--------------------------------------------------------------------------------



    The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risks and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

    The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2  PROSPECTUS

--------------------------------------------------------------------------------
    BALANCED FUND
--------------------------------------------------------------------------------

    [SUITCASE GRAPHIC OMITTED] FUND SUMMARY


    INVESTMENT GOAL                         Capital appreciation and current
                                            income
    ----------------------------------------------------------------------------
    INVESTMENT FOCUS
     PRIMARY                                U.S. common stocks
     SECONDARY                              Bonds
    ----------------------------------------------------------------------------
    SHARE PRICE VOLATILITY                  Moderate
    ----------------------------------------------------------------------------
    PRINCIPAL INVESTMENT STRATEGY           Attempts to identify companies with
                                            a history of earnings growth
                                            and bonds with minimal risk
    ----------------------------------------------------------------------------
    INVESTOR PROFILE                        Investors who want income from their
                                            investment, as well as an increase
                                            in its value
    ----------------------------------------------------------------------------


    [TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

    The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


    [LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS
    FUND?

    Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


    [BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

    The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


    [EQUITY TRUST BALANCED GRAPHIC OMITTED]
    1995                 25.51%
    1996                 12.13%
    1997                 21.14%
    1998                 19.55%
    1999                  4.66%
    2000                  4.79%
    2001                  0.23%

            BEST QUARTER              WORST QUARTER
               12.57%                    -5.89%
             (12/31/98)                 (9/30/01)

    * THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM JANUARY 1, 2001 TO JUNE 30, 2002 WAS -6.64%.

                                                                   PROSPECTUS  3


--------------------------------------------------------------------------------
                                                               BALANCED FUND
--------------------------------------------------------------------------------


    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS
    FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF A HYBRID 60/40 BLEND OF THE S&P 500(r) INDEX AND THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX.


    TRUST SHARES                  1 YEAR    5 YEARS SINCE INCEPTION*
    ----------------------------------------------------------------------------
    Balanced Fund                  0.23%    9.75%       10.00%
    ----------------------------------------------------------------------------
    Hybrid 60/40 Blend of the
    Following Benchmarks          -3.67%    9.79%       11.35%
    ----------------------------------------------------------------------------
    S&P 500(r) Index             -11.88%   10.70%       13.98%
    ----------------------------------------------------------------------------
    Lehman Brothers U.S.
    Government/Credit Index        8.51%    7.36%        6.77%
    ----------------------------------------------------------------------------
    * SINCE THE INCEPTION OF THETRUST SHARES ON JANUARY 3, 1994.
    BENCHMARK RETURNS SINCE DECEMBER 31, 1993 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).



    ----------------------------------------------------------------------------
    [INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
    ----------------------------------------------------------------------------
    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(r) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities,U.S. government agency obligations, corporate debt backed by the U.S.government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in this index are rated investment grade (BBB) or higher, with maturities of at least 1 year.


    [COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

    This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

    ----------------------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
    ----------------------------------------------------------------------------
                                                            TRUST SHARES
    Investment Advisory Fees                                    0.95%
    Other Expenses                                              0.10%
                                                                -----
    Total Annual Fund Operating Expenses                        1.05%

    * THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE
    MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF
    THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

                       Balanced Fund - Trust Shares 1.02%


    ----------------------------------------------------------------------------
    EXAMPLE
    ----------------------------------------------------------------------------
    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

    The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS       5 YEARS      10 YEARS
       $107          $334          $579         $1,283



    ----------------------------------------------------------------------------
    FUND EXPENSES
    ----------------------------------------------------------------------------
    Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

4  PROSPECTUS

--------------------------------------------------------------------------------
        MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

    [LIFE PRESERVER GRAPHIC OMITTED] MORE INFORMATION
                                     ABOUT RISK


    EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

    FIXED INCOME RISK - The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

    CREDIT RISK - The possibility that an issuer will be unable to make timely payments of either principal or interest.

    [MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT
                               FUND INVESTMENTS

    This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

    The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.


    [MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

    The investment adviser (Adviser) makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


    Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Fund. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

    BALANCED FUND                                     0.92%

                                                                   PROSPECTUS  5


--------------------------------------------------------------------------------
                                          PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------



    The Adviser may use its affiliates as brokers for Fund transactions.

    Prior to January 1, 2000, STI Capital Management, N.A. (STI), a subsidiary of SunTrust Banks, Inc. served as the investment adviser to the Balanced Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the investment adviser to the Fund. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the investment adviser to the Balanced Fund.

    PORTFOLIO MANAGERS


    The Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. Earl L. Denney, CFA, and Mr. Dave E. West, CFA. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. West co-manage the fixed-income portion of the Fund. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 29 years of investment experience. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco, after serving as Managing Director of STI since 1983. Mr. Denney has more than 23 years of investment experience. In January 2000, Mr. West was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco, after working at STI since 1985. Mr. West has more then 16 years of investment experience.



    [HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES


    This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Fund.

    HOW TO PURCHASE FUND SHARES

    The Fund offers Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions. Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.


    WHEN CAN YOU PURCHASE SHARES?
    You may purchase shares on any day that the New York Stock Exchange is open for business(a Business Day).

    The price per share (the offering price) will be the net asset value per share NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

6  PROSPECTUS

--------------------------------------------------------------------------------
    PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


    FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

    YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


    HOW THE FUND CALCULATES NAV
    In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


    NET ASSET VALUE
    NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


    HOW TO SELL YOUR FUND SHARES

    You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

    Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request.


    RECEIVING YOUR MONEY
    Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days.


    REDEMPTIONS IN KIND
    The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


    SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
    The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.



    TELEPHONE TRANSACTIONS
    Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

                                                                   PROSPECTUS  7


--------------------------------------------------------------------------------
                                          DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    DIVIDENDS AND DISTRIBUTIONS

    The Balanced Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares.

    TAXES

    PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

    Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through a qualified tax sheltered annuity plan. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Sales and redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. You should consult your tax advisor about the tax consequences of plan withdrawals.

    MORE INFORMATION ABOUT TAXES IS IN THE SAI.

8  PROSPECTUS

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.





    For the Periods Ended May 31,

    For a Share Outstanding Throughout the Periods



                                                 NET REALIZED
                     NET ASSET                        AND       DISTRIBUTIONS
                        VALUE          NET        UNREALIZED      FROM NET     DISTRIBUTIONS    NET ASSET
                      BEGINNING    INVESTMENT   GAINS (LOSSES)   INVESTMENT    FROM REALIZED    VALUE END      TOTAL
                      OF PERIOD      INCOME     ON INVESTMENTS     INCOME      CAPITAL GAINS    OF PERIOD   RETURN (+)
                     ----------    ----------   --------------  -------------  --------------   ---------   ----------


    -------------
    Balanced Fund
    -------------
     Trust Shares
     2002...........     $13.18        $0.23         $(0.65)       $ (0.24)       $ (0.34)        $12.18     (3.29)%
     2001...........      13.37         0.30           0.12          (0.31)         (0.30)         13.18      3.24
     2000...........      13.26         0.32           0.33          (0.30)         (0.24)         13.37      5.02
     1999...........      13.09         0.28           1.09          (0.28)         (0.92)         13.26     10.98
     1998...........      11.94         0.31           2.19          (0.32)         (1.03)         13.09     22.15


                                                                                     RATIO OF NET
                                                     RATIO OF       RATIO OF          INVESTMENT
                                                      NET        EXPENSES TO           INCOME TO
                                    RATIO OF      INVESTMENT    AVERAGE NET           AVERAGE NET
                     NET ASSETS    EXPENSES TO      INCOME     ASSETS (EXCLUDING)  ASSETS (EXCLUDING)   PORTFOLIO
                      END OF        AVERAGE       TO AVERAGE    WAIVERS AND           WAIVERS AND        TURNOVER
                     PERIOD(000)   NET ASSETS     NET ASSETS     REIMBURSEMENTS)     REIMBURSEMENTS)       RATE
                   ------------   -----------   -----------   -----------------    ------------------   ----------


    -------------
    BALANCED FUND
    -------------
    Trust Shares
     2002...........  $241,604       1.02%          1.78%           1.05%               1.75%           95%
     2001...........   209,316       1.01           2.24            1.05                2.20            99
     2000...........   223,634       0.97           2.39            1.07                2.29           182
     1999...........   251,752       0.97           2.19            1.06                2.10           179
     1998...........   188,465       0.96           2.51            1.08                2.39           154


   (+) Returns are for the period indicated and have not been annualized.
    Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



                                                                   PROSPECTUS  9

--------------------------------------------------------------------------------
                                                                       NOTES
--------------------------------------------------------------------------------

10 PROSPECTUS

--------------------------------------------------------------------------------
    HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------


    INVESTMENT ADVISER

    Trusco Capital Management, Inc.
    50 Hurt Plaza
    Suite 1400
    Atlanta, Georgia 30303


    DISTRIBUTOR

    SEI Investments Distribution Co.
    One Freedom Valley Drive
    Oaks, Pennsylvania 19456


    LEGAL COUNSEL
    Morgan, Lewis & Bockius LLP


    More information about the Fund is available without charge through the following:


    STATEMENT OF ADDITIONAL INFORMATION (SAI)
    The SAI dated October 1, 2002, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


    ANNUAL AND SEMI-ANNUAL REPORTS
    These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


    TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

    BY TELEPHONE: Call 1-800-428-6970

    BY MAIL: Write to the Fund
    c/o SEI Investments Distribution Co.
    Oaks, Pennsylvania 19456


    FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports,as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-
    8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

PROSPECTUS
INSTITUTIONAL SHARES



BOND FUNDS
CLASSIC INSTITUTIONAL SHORT-TERM
BOND FUND

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS
FUND

CLASSIC INSTITUTIONAL U.S.GOVERNMENT SECURITIES SUPER SHORT INCOME
PLUS FUND


MONEY MARKET FUNDS
CLASSIC INSTITUTIONAL CASH MANAGEMENT
MONEY MARKET FUND

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
MONEY MARKET FUND

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES
MONEY MARKET FUND



October 1, 2002



Investment Adviser to the Funds:

Trusco Capital Management, Inc.
(THE "ADVISER")

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                      (THIS PAGE LEFT INTENTIONALLY BLANK)

                              ABOUT THIS PROSPECTUS
The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Classic Institutional Bond and Money Market Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOLLOWING THE TABLE OF CONTENTS, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:
                                                                            Page

     CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND ............................   2
     CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND ....................   4
     CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
       SUPER SHORT INCOME PLUS FUND ........................................   6

     CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND ...............   8
     CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND ....  10
     CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND ......  12
     MORE INFORMATION ABOUT RISK ...........................................  14
     MORE INFORMATION ABOUT FUND INVESTMENTS ...............................  14
     INVESTMENT ADVISER ....................................................  15
     PORTFOLIO MANAGERS ....................................................  15
     PURCHASING AND SELLING FUND SHARES ....................................  15
     DIVIDENDS AND DISTRIBUTIONS ...........................................  17
     TAXES .................................................................  18
     FINANCIAL HIGHLIGHTS ..................................................  19
     HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS ..... Back Cover

                              CUSIP/TICKER SYMBOLS

FUND NAME                                                            CLASS                  INCEPTION*   TICKER     CUSIP
BOND FUNDS
   Classic Institutional Short-Term Bond                             Institutional            5/14/02     SISBX   784767659
   Classic Institutional Super Short Income Plus                     Institutional            4/15/02     SISSX   784767642
   Classic Institutional U.S. Government Securities
      Super Short Income Plus                                        Institutional            4/11/02     SIGVX   784767634
MONEY MARKET FUNDS
   Classic Institutional Cash Management                             Institutional           10/25/95     CICXX   784766354
   Classic Institutional U.S. Government Securities                  Institutional             8/1/94     CRGXX   784767808
   Classic Institutional U.S. Treasury Securities                    Institutional           12/12/96     CIUXX   784766347


--------------------------------------------------------------------------------
                   RISK/RETURN INFORMATION COMMON TO THE FUNDS
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities a Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely a Fund diversifies its holdings.
--------------------------------------------------------------------------------

2


CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Investment grade U.S. government and
                                   corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify securities that offer a
                                   comparably better return than similar
                                   securities for a given level of credit risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Income oriented investors who are willing to
                                   accept increased risk for the possibility of
                                   returns greater than money market investing
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Classic Institutional Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an average weighted maturity of approximately three years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower

3


--------------------------------------------------------------------------------


interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of that portfolio.



Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The Classic Institutional Short-Term Bond Fund commenced operations on May 14, 2002, and therefore does not have a performance history for a full calendar year.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                   INSTITUTIONAL SHARES
Investment Advisory Fees                  0.60%
Shareholder Service Fee                   0.25%
Other Expenses                            0.22%*
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      1.07%**
--------------------------------------------------------------------------------
 * OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.

** THE FUND'S TOTAL ESTIMATED ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT
   FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ESTIMATED TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

   CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND -
   INSTITUTIONAL SHARES                       0.57%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

             1 YEAR               3 YEARS
              $109                 $340

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

4


CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    High current income consistent with
                                   preserving capital and maintaining liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Short duration investment grade money market
                                   and fixed income securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify short duration
                                   securities that offer a comparably better
                                   return potential and yield than money market
                                   funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking to maximize
                                   income consistent with limited share price
                                   volatility
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and Agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage backed and asset backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity.

WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interests rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity

5


--------------------------------------------------------------------------------


date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.


Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The Classic Institutional Super Short Income Plus Fund commenced operations on April 15, 2002, and therefore does not have a performance history for a full calendar year.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                   INSTITUTIONAL SHARES
Investment Advisory Fees                  0.50%
Shareholder Service Fee                   0.25%
Other Expenses                            0.16%*
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      0.91%**
--------------------------------------------------------------------------------
 * OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.

** THE FUND'S TOTAL ESTIMATED ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT
   FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ESTIMATED TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

   CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND -
   INSTITUTIONAL SHARES                                0.36%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

             1 YEAR               3 YEARS
               $93                 $290

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

6


CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    High current income consistent with
                                   preserving capital and maintaining liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Short duration U.S. government securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify short duration U.S.
                                   government securities that offer a comparably
                                   better return potential and yield than money
                                   market funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking to maximize
                                   income consistent with limited share price
                                   volatility and the relative safety of U.S.
                                   government securities
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Classic Institutional U.S. Government Securities Super Short Income Plus Fund invests at least 80% of its net assets in short duration U.S. Treasury securities, U.S. Agency securities, U.S. Agency mortgage-backed securities, repurchase agreements, and other U.S. government mutual funds. The Fund expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be a result of economic developments or Federal Reserve policy. In general, the NAV of the Fund will rise when interest rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) investing the Fund in U.S. government and agency securities.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in

7


--------------------------------------------------------------------------------


market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The Classic Institutional U.S. Government Securities Super Short Income Plus Fund commenced operations on April 11, 2002, and therefore does not have a performance history for a full calendar year.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                    INSTITUTIONAL SHARES
Investment Advisory Fees                  0.40%
Shareholder Service Fee                   0.25%
Other Expenses                            0.18%*
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      0.83%**
--------------------------------------------------------------------------------
 * OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.

** THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE ESTIMATED
   FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ESTIMATED TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT
   INCOME PLUS FUND - INSTITUTIONAL SHARES             0.30%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

             1 YEAR               3 YEARS
               $85                 $265

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

8

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    As high a level of current income as is
                                   consistent with preservation of capital and
                                   liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking current income
                                   through a liquid investment
--------------------------------------------------------------------------------

INVESTMENT STRATEGY


The Classic Institutional Cash Management Money Market Fund invests exclusively in high quality U.S. dollar-denominated money market instruments. The Fund invests in obligations of (i) the U.S. Treasury, (ii) agencies and instrumentalities of U.S. and foreign governments, (iii) domestic and foreign banks, (iv) domestic and foreign corporate issuers, and (v) supranational entities, as well as repurchase agreements. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing maturity, yields, market sectors and credit risk. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or the agency's own resources.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot Points are as follows:
1996          5.47%
1997          5.63%
1998          5.52%
1999          5.12%
2000          6.33%
2001          4.13%


          BEST QUARTER         WORST QUARTER
              1.63%                0.59%
           (12/31/00)           (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.97%.

9


--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. FIRST TIER INSTITUTIONS-ONLY AVERAGE.

                                                       SINCE
INSTITUTIONAL SHARES                1 YEAR   5 YEARS INCEPTION*
--------------------------------------------------------------------------------

Classic Institutional
Cash Management
Money Market Fund                   4.13%     5.34%    5.38%
--------------------------------------------------------------------------------

iMoneyNet, Inc.
First Tier Institutions-
Only Average                        3.89%     5.14%    5.17%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE INSTITUTIONAL SHARES ON OCTOBER 25, 1995.
  BENCHMARK RETURNS SINCE OCTOBER 31, 1995 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

TO OBTAIN INFORMATION ABOUT THE FUND'S YIELD, CALL 1-800-814-3397.

--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Institutions-Only Average is a widely-recognized composite of money market funds which invests in commercial paper, bank obligations and short-term investments in the highest ratings category. The number of funds in the Average varies.

FUND FEES AND EXPENSES


This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                             INSTITUTIONAL SHARES
Investment Advisory Fees                                0.20%
Other Expenses                                          0.09%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.29%*
--------------------------------------------------------------------------------
* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE ADMINISTRATOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE ADMINISTRATOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

   CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY
   MARKET FUND - INSTITUTIONAL SHARES          0.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR      3 YEARS         5 YEARS     10 YEARS
      $30         $93            $163         $368

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

10

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    High current income to the extent consistent
                                   with the preservation of capital and the
                                   maintenance of liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. Treasury and government agency
                                   securities, and repurchase agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking current income
                                   through a liquid investment
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Classic Institutional U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

11


--------------------------------------------------------------------------------

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*


[Bar Chart Omitted]
Plot Points are as follows:
1995          5.89%
1996          5.31%
1997          5.50%
1998          5.36%
1999          4.99%
2000          6.18%
2001          4.02%

          BEST QUARTER         WORST QUARTER
              1.60%                0.56%
           (12/31/00)           (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.93%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. GOVERNMENT INSTITUTIONAL AVERAGE.
                                               SINCE
INSTITUTIONAL SHARES      1 YEAR   5 YEARS   INCEPTION*
--------------------------------------------------------------------------------

Classic Institutional U.S.
Government Securities
Money Market Fund          4.02%    5.21%      5.30%
--------------------------------------------------------------------------------

iMoneyNet, Inc.
Government Institutional
Average                    3.68%    4.92%      5.02%
--------------------------------------------------------------------------------

* SINCE INCEPTION OF THE INSTITUTIONAL SHARES ON AUGUST 1, 1994.
  BENCHMARK RETURNS SINCE JULY 31, 1994 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

TO OBTAIN INFORMATION ABOUT THE FUND'S YIELD, CALL 1-800-814-3397.

--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government Institutional Average is a widely-recognized composite of money market funds which invest in U.S. Treasury Bills, repurchase agreements, or agencies of the U.S. government. The number of funds in the Average varies.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                               INSTITUTIONAL SHARES
Investment Advisory Fees                  0.20%
Other Expenses                            0.10%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      0.30%*
--------------------------------------------------------------------------------

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE ADMINISTRATOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE ADMINISTRATOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
   MONEY MARKET FUND - INSTITUTIONAL SHARES          0.27%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR      3 YEARS         5 YEARS     10 YEARS
      $31         $97            $169         $381

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

12

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    As high a level of current income as is
                                   consistent with preservation of capital and
                                   liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. Treasury securities and repurchase
                                   agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking current income
                                   through a liquid investment
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Classic Institutional U.S. Treasury Securities Money Market Fund invests exclusively in U.S. Treasury Bills, Notes, Bonds and components of these securities, and repurchase agreements collateralized by these securities. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (AAA by Standard & Poor's). In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields for various maturities. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot Points are as follows:
1997          5.44%
1998          5.30%
1999          4.83%
2000          6.06%
2001          3.66%

          BEST QUARTER         WORST QUARTER
              1.57%                0.49%
           (12/31/00)           (12/31/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.79%.

13


--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. TREASURY & REPO INSTITUTIONAL AVERAGE.
                                              SINCE
INSTITUTIONAL SHARES      1 YEAR  5 YEARS   INCEPTION*
--------------------------------------------------------------------------------

Classic Institutional U.S.
Treasury Securities
Money Market Fund          3.66%    5.05%     5.06%
--------------------------------------------------------------------------------

iMoneyNet, Inc.
Treasury & Repo
Institutional Average      3.42%    4.61%     4.61%
--------------------------------------------------------------------------------
* SINCE INCEPTION OF THE INSTITUTIONAL SHARES ON DECEMBER 12, 1996.
  BENCHMARK RETURNS SINCE NOVEMBER 30, 1996 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

TO OBTAIN INFORMATION ABOUT THE FUND'S YIELD, CALL 1-800-814-3397.

--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Institutional Average is a widely-recognized composite of money market funds which invest in U.S. Treasury Bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                               INSTITUTIONAL SHARES
Investment Advisory Fees                  0.20%
Other Expenses                            0.10%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      0.30%*
--------------------------------------------------------------------------------

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE ADMINISTRATOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE ADMINISTRATOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

   CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY
   MARKET FUND - INSTITUTIONAL SHARES          0.26%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR      3 YEARS         5 YEARS     10 YEARS
      $31         $97            $169         $381

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

14


--------------------------------------------------------------------------------

MORE INFORMATION ABOUT RISK


Classic Institutional Short-Term Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional U.S. Government Securities Super Short Income Plus Fund

FIXED INCOME RISK -- The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

   CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

Classic Institutional Short-Term Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional U.S. Government Securities Super Short Income Plus Fund

FOREIGN SECURITIES RISK -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Classic Institutional Short-Term Bond Fund, Classic Institutional Super Short Income Plus Fund and the Classic Institutional U.S. Government Securities Super Short Income Plus Fund may shorten its average weighted maturity to as little as 90 days. A Bond Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

15


--------------------------------------------------------------------------------

INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For the fiscal period ended May 31, 2002, the Adviser received advisory fees of:

   CLASSIC INSTITUTIONAL SHORT-TERM
     BOND FUND                                    0.35%

   CLASSIC INSTITUTIONAL SUPER SHORT
     INCOME PLUS FUND                             0.20%

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT
     SECURITIES SUPER SHORT INCOME PLUS FUND      0.12%

   CLASSIC INSTITUTIONAL CASH MANAGEMENT
     MONEY MARKET FUND                            0.16%

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT
     SECURITIES MONEY MARKET FUND                 0.17%

   CLASSIC INSTITUTIONAL U.S. TREASURY
     SECURITIES MONEY MARKET FUND                 0.16%

The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1988 to 1996, and rejoined the firm in 1998. She has managed the Classic Institutional Short-Term Bond Fund since it began operating in April 2002. She has more than 20 years of investment experience.

Mr. Robert W. Corner has served as a Vice President of Trusco since September 1996. Mr. Corner has managed the Classic Institutional Super Short Income Plus Fund and the Classic Institutional U.S. Government Securities Super Short Income Plus Fund since each began operating in April 2002. He has more than 15 years of investment experience.

Mr. Robert S. Bowman, CFA, has served as a Vice President of Trusco since January 1999. He has managed the Classic Institutional Cash Management Money Market Fund since it began operating in October 1995, and has managed the Classic Institutional U.S. Government Securities Money Market Fund since 1995. Prior to joining Trusco, Mr. Bowman served as assistant trader from 1994 to 1995, and Vice President of Crestar Asset Management Company since 1995. He has more than eight years of investment experience.

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Classic Institutional U.S. Treasury Securities Money Market Fund since it began operating in December 1996. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 17 years of investment experience.

PURCHASING AND SELLING
FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Institutional Shares primarily to various institutional investors, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. Shares are sold without a sales charge, although institutions may charge their customers for services provided in

16

--------------------------------------------------------------------------------

connection with the purchase of shares. Institutional shares will be held of record by (in the name of) your institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Institutional Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interest of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). But you may not purchase shares of the Money Market Funds on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV for each Fund (except the Money Market Funds), generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time.) So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Money Market Funds must generally receive your order before 2:00 p.m., Eastern Time and federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Money Market Fund receives federal funds before calculating its NAV the following day.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES AND
OTHER INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO YOUR INSTITUTION, INCLUDING SUBSIDIARIES OF SUNTRUST AND ITS AFFILIATES, AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS YOUR INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund (except the Money Market Funds) generally values its investment portfolio at market price. In calculating NAV for each Money Market Fund, each Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If market prices are unavailable or a Fund thinks that the market price or amortized cost valuation method is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Each Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase Institutional Shares of the Money Market Funds for the first time, you must invest at least $10,000,000. To purchase Institutional Shares of any Bond Fund for the first time, you must invest at least $1,000,000.

17


--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the Funds. If you are a customer of SunTrust or another institution, you must contact that institution directly for information about how to sell your shares including any specific cut-off times required.

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

Redemption orders must be received by the Money Market Funds on a Business Day before 2:00 p.m., Eastern time. Orders received after 2:00 p.m., Eastern time will be executed the following Business Day.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

18


--------------------------------------------------------------------------------

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

Shareholders of the Money Market Funds, however, should be aware that because the Funds each expect to maintain a stable $1.00 net asset value per share, they should not expect to realize any gain or loss on the sale or exchange of Money Market Fund shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Except for those certain Funds that expect to distribute federally tax-exempt income (described above), the Funds expect to distribute primarily ordinary income dividends.


The Classic Institutional Short-Term Bond Fund and the Classic Institutional Super Short Income Plus Fund each expect that a substantial portion of Fund distributions will represent interest earned on U.S. obligations, while the Classic Institutional U.S. Government Securities Super Short Income Plus Fund expects that some portion of each Fund's distribution will be so derived. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

19


--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2002 Annual Report is incorporated by reference in the SAI.

For the Periods Ended May 31, (unless otherwise noted)

For a Share Outstanding Throughout the Periods

                                        Net
                                     Realized
           Net Asset                    and        Distributions
             Value         Net       Unrealized       from Net      Net Asset
           Beginning    Investment     Gains on       Investment    Value End       Total
           of Period     Income      Investments       Income       of Period     Return (+)
           ----------   ----------   -----------   --------------   ----------   -----------
------------------------------------------
Classic Institutional Short-Term Bond Fund
------------------------------------------
Institutional Shares
  2002(1)   $10.00         $0.01       $ 0.03         $(0.01)          $10.03       0.41%

--------------------------------------------------
Classic Institutional Super Short Income Plus Fund
--------------------------------------------------
Institutional Shares
  2002(2)   $ 2.00         $0.01           --         $(0.01)          $ 2.00       0.30%

-----------------------------------------------------------------------------
Classic Institutional U.S. Government Securities Super Short Income Plus Fund
-----------------------------------------------------------------------------
Institutional Shares
  2002(3)   $ 2.00         $0.01           --         $(0.01)          $ 2.00       0.32%


                                                                         Ratio of Net
                                                          Ratio of        Investment
                                           Ratio of      Expenses to       Income to
                               Ratio of       Net       Average Net       Average Net
                               Expenses   Investment       Assets            Assets
            Net Assets        to Average   Income to     (Excluding        (Excluding      Portfolio
              End of              Net       Average     Waivers and        Waivers and     Turnover
           Period (000)         Assets    Net Assets   Reimbursements)   Reimbursements)      Rate
           ------------       ----------  ----------   ---------------   --------------    ---------
------------------------------------------
Classic Institutional Short-Term Bond Fund
------------------------------------------
Institutional Shares
  2002(1)    $16,176            0.57%(4)     2.60%(4)     1.07%(4)            2.10%(4)          0%

--------------------------------------------------
Classic Institutional Super Short Income Plus Fund
--------------------------------------------------
Institutional Shares
  2002(2)    $33,730            0.36%(4)    2.44%(4)      0.91%(4)            1.89%(4)         30%

-----------------------------------------------------------------------------
Classic Institutional U.S. Government Securities Super Short Income Plus Fund
-----------------------------------------------------------------------------
Institutional Shares
  2002(3)    $28,138            0.30%(4)    2.42%(4)      0.83%(4)            1.89%(4)         34%

(+) Returns are for the period indicated and have not been annualized. (The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares).
(1) Commenced operations on May 14, 2002. All ratios have been annualized.
(2) Commenced operations on April 15, 2002. All ratios have been annualized.
(3) Commenced operations on April 11, 2002. All ratios have been annualized.
(4) This ratio has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.
Amounts designated  as "__" are either $0 or round to $0.

20


--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

For the Periods Ended May 31, (unless otherwise noted)

For a Share Outstanding Throughout the Periods

           Net Asset               Distributions
             Value         Net       from Net      Net Asset
           Beginning   Investment   Investment     Value End       Total
           of Period     Income       Income       of Period      Return (+)
          ----------   ----------  ------------    ----------    -----------
-----------------------------------------------------------
Classic Institutional Cash Management Money Market Fund (A)
-----------------------------------------------------------
Institutional Shares
   2002     $1.00        $0.03        $(0.03)        $1.00          2.68%
   2001      1.00         0.06         (0.06)         1.00          6.13
   2000      1.00         0.05         (0.05)         1.00          5.56
   1999*     1.00         0.02         (0.02)         1.00          1.58
   For the years ended January 31:
   1999      1.00         0.05         (0.05)         1.00          5.46
   1998      1.00         0.06         (0.06)         1.00          5.66

----------------------------------------------------------------------
Classic Institutional U.S. Government Securities Money Market Fund (B)
----------------------------------------------------------------------
Institutional Shares
   2002     $1.00        $0.03        $(0.03)        $1.00          2.61%
   2001      1.00         0.06         (0.06)         1.00          5.98
   2000      1.00         0.05         (0.05)         1.00          5.39
   1999*     1.00         0.02         (0.02)         1.00          1.56
   For the years ended January 31:
   1999      1.00         0.05         (0.05)         1.00          5.30
   1998      1.00         0.05         (0.05)         1.00          5.52

----------------------------------------------------------------
Classic Institutional U.S. Treasury Securities Money Market Fund
----------------------------------------------------------------
Institutional Shares
   2002     $1.00        $0.02        $(0.02)        $1.00          2.28%
   2001      1.00         0.06         (0.06)         1.00          5.74
   2000      1.00         0.05         (0.05)         1.00          5.25
   1999      1.00         0.05         (0.05)         1.00          4.97
   1998      1.00         0.05         (0.05)         1.00          5.50


                                                                   Ratio of Net
                                                   Ratio of        Investment
                                     Ratio of     Expenses to       Income to
                        Ratio of        Net       Average Net      Average Net
                        Expenses    Investment      Assets           Assets
          Net Assets   to Average    Income to    (Excluding       (Excluding
            End of         Net        Average     Waivers and      Waivers and
         Period (000)    Assets     Net Assets  Reimbursements)  Reimbursements)
         ------------  ----------  ------------ ---------------  ---------------
-----------------------------------------------------------
Classic Institutional Cash Management Money Market Fund (A)
-----------------------------------------------------------
Institutional
   2002  $3,409,606           0.25%          2.61%        0.29%         2.57%
   2001   3,229,400           0.25           5.91         0.30          5.86
   2000   2,311,685           0.25           5.42         0.30          5.37
   1999*  1,888,483           0.25           4.79         0.35          4.69
   For the years ended January 31:
   1999     884,490           0.23           5.31         0.35          5.19
   1998     740,837           0.20           5.52         0.36          5.36

--------------------------------------------------------------------------------
Classic Institutional U.S. Government Securities Money Market Fund (B)
--------------------------------------------------------------------------------
Institutional Shares
   2002  $1,025,714           0.27%          2.49%        0.30%         2.46%
   2001     896,189           0.26           5.72         0.29          5.69
   2000     650,626           0.25           5.27         0.29          5.23
   1999*    617,089           0.25           4.73         0.36          4.62
   For the years ended January 31:
   1999     688,031           0.23           5.18         0.36          5.05
   1998     789,410           0.20           5.39         0.37          5.22

--------------------------------------------------------------------------------
Classic Institutional U.S. Treasury Securities Money Market Fund
--------------------------------------------------------------------------------
Institutional Shares
   2002    $551,599           0.26%          2.25%        0.30%         2.21%
   2001     580,227           0.27           5.44         0.30          5.41
   2000     329,725           0.25           5.17         0.31          5.11
   1999     283,525           0.20           4.83         0.47          4.56
   1998     140,334           0.18           5.34         0.38          5.14

(+) Returns are for the period indicated and have not been annualized. (The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.)
* For the period February 1, 1999 to May 31, 1999. All ratios for the period have been annualized.
(A) On May 17, 1999, the Arbor Prime Obligations Fund exchanged all of its assets and certain liabilities for shares of the Classic Institutional Cash Management Money Market Fund. The Arbor Prime Obligations Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 17, 1999 have been carried forward in these financial highlights.
(B) On May 24, 1999, the Arbor U.S. Government Securities Money Fund exchanged all of its assets and certain liabilities for shares of the Classic Institutional U.S. Government Securities Money Market Fund. The Arbor U.S. Government Securities Money Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

--------------------------------------------------------------------------------

NOTES

STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP



More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated October 1, 2002, includes detailed information about the STI

Classic Institutional Bond and Money Market Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.


                                                                 STI-PS-002-0200

                                STI CLASSIC FUNDS

                                   BOND FUNDS

                                  TRUST SHARES
                                   PROSPECTUS
                                 OCTOBER 1, 2002

               CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
  CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND

                        INVESTMENT ADVISER TO THE FUNDS:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------
ABOUT THIS PROSPECTUS
---------------------

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Classic Institutional Bond Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

     CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND......................  2
     CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
         SUPER SHORT INCOME PLUS FUND........................................  4
     MORE INFORMATION ABOUT RISK.............................................  6
     MORE INFORMATION ABOUT FUND INVESTMENTS.................................  7
     INVESTMENT ADVISER ........................................... .........  7
     PORTFOLIO MANAGER.......................................................  7
     PURCHASING AND SELLING FUND SHARES......................................  8
     DIVIDENDS AND DISTRIBUTIONS............................................. 10
     TAXES................................................................... 10
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         STI CLASSIC FUNDS............................................Back Cover

[SUITCASE GRAPHIC OMITTED} FUND SUMMARY

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

[LIFEPRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

[LIFEPRESERVER GRAPHIC OMITTED] MORE INFORMATION ABOUT RISK

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES

                                                                    PROSPECTUS 1

--------------------------------------------------------------------------------
                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities a Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely a Fund diversifies its holdings.

2 PROSPECTUS

--------------------------------------------------------------------------------
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with preserving
                                  capital and maintaining liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Short duration investment grade money market
                                  and fixed income securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify short duration securities
                                  that offer a comparably better return
                                  potential and yield than money market funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors seeking to maximize
                                  income consistent with limited share price
                                  volatility
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]INVESTMENT STRATEGY

The Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and Agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage backed and asset backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity.

[LIFEPRESERVER GRAPHIC OMITTED]WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interests rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may under perform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                              CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect(positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED]PERFORMANCE INFORMATION

The Classic Institutional Super Short Income Plus Fund commenced operations on April 15, 2002, and therefore does not have a performance history for a full calendar year.

[COINS GRAPHIC OMITTED]FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                 TRUST SHARES
Investment Advisory Fees                         0.50%
Shareholder Service Fee                          0.25%
Other Expenses                                   0.25%*
                                                 -----
Total Annual Fund Operating Expenses             1.00%**

*  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.
** THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

 Classic Institutional Super Short Income Plus Fund - Trust Shares     0.65%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR                3 YEARS
         $102                   $318

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS

--------------------------------------------------------------------------------
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with preserving
                                  capital and maintaining liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Short-duration U.S. government securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify short duration U.S.
                                  government securities that offer a comparably
                                  better return potential And yield than money
                                  market funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors seeking to maximize
                                  income consistent with limited share price
                                  volatility and the relative safety of U.S.
                                  government securities
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]INVESTMENT STRATEGY

The Classic Institutional U.S. Government Securities Super Short Income Plus Fund nvests at least 80% of its net assets in short duration U.S. Treasury securities, U.S. Agency securities, U.S. Agency mortgage-backed securities, repurchase agreements, and other U.S. government mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity.

[LIFE PRESERVER GRAPHIC OMITTED]WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be a result of economic developments or Federal Reserve policy. In general, the NAV of the Fund will rise when interest rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) investing the Fund in U.S. government and agency securities.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED]PERFORMANCE INFORMATION

The Classic Institutional U.S. Government Securities Super Short Income Plus Fund Institutional Shares commenced operations on April 11, 2002, and therefore does not have a performance history for a full calendar year. As of October 1, 2002, Trust Shares were not available for purchase by investors.

[COINS GRAPHIC OMITTED]FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              TRUST SHARES
Investment Advisory Fees                         0.40%
Shareholder Service Fee                          0.25%
Other Expenses                                   0.28%*
                                                 -----
Total Annual Fund Operating Expenses             0.93%**

*  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.
** THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

         Classic Institutional U.S. Government Securities Super Short
         Income Plus Fund - Trust Shares                               0.65%

                                                                    PROSPECTUS 5

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR                3 YEARS
          $95                   $296

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

6 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[LIFEPRESERVER GRAPHIC OMITTED]MORE INFORMATION ABOUT RISK

FIXED INCOME RISK-- The market value of fixed income investments     All Funds
changes in response to interest rate changes and other factors.
During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

         CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.


FOREIGN SECURITIES RISK - Investments in securities of foreign      All Funds
companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.
Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

                                                                    PROSPECTUS 7

--------------------------------------------------------------------------------
                                         MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

[MOUNTAIN GRAPHIC OMITTED]MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.


[MAGNIFIER GRAPHIC OMITTED]INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For its advisory services to the Funds, the Adviser is entitled to receive the following fees as a percentage of each Fund's daily net assets:

     CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND                0.50%
     CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER
        SHORT INCOME PLUS FUND                                         0.40%

The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGER

Mr. Robert W. Corner has served as a Vice President of Trusco since September 1996. Mr. Corner has managed the Super Short Income Plus Fund and the U.S. Government Securities Super Short Income Plus Fund since each began operating in April 2002. He has more than 15 years of investment experience.

8 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

[HANDSHAKE GRAPHIC OMITTED]PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange Trust Shares of the Funds.


HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions and potentially through the Investors' Advantage Account (an asset allocation account available through SunTrust Securities, Inc.). Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

                                                                    PROSPECTUS 9

--------------------------------------------------------------------------------
                                              PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $500,000 in Trust Shares of any Fund.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

10 PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI FUND IS THE SAME AS A SALE.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Funds expect to distribute primarily ordinary income dividends.

The Classic Institutional U.S. Government Securities Super Short Income Plus Fund expects that a substantial portion of Fund distributions will represent interest earned on U.S. obligations, while the Classic Institutional Super Short Income Plus Fund expects that some portion of the Fund's distribution will be so derived. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2002, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-428-6970

BY MAIL:  Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                STI CLASSIC FUNDS

                                   BOND FUNDS

                                   FLEX SHARES
                                   PROSPECTUS
                                 OCTOBER 1, 2002

               CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
  CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND

                        INVESTMENT ADVISER TO THE FUNDS:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Flex Shares of the Classic Institutional Bond Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                    PAGE
     CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND.............XXX
     CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
         SUPER SHORT INCOME PLUS FUND...............................XXX
     MORE INFORMATION ABOUT RISK....................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS........................XXX
     INVESTMENT ADVISER ............................................XXX
     PORTFOLIO MANAGER..............................................XXX
     PURCHASING, SELLING AND EXCHANGING FUND SHARES.................XXX
     DIVIDENDS AND DISTRIBUTIONS....................................XXX
     TAXES..........................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         STI CLASSIC FUNDS..........................................Back Cover


--------------------------------------------------------------------------------
RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Funds hold. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely a Fund diversifies its holdings.
--------------------------------------------------------------------------------

2
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL                 High current income consistent with preserving
                                capital and maintaining liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Short duration investment grade money market and
                                fixed income securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify short duration securities
                                that offer a comparably better return potential
                                and yield than money market funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                Conservative investors seeking to maximize
                                income consistent with limited share price
                                volatility
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and Agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage backed and asset backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interests rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may under perform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date

3
--------------------------------------------------------------------------------
 or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The Classic Institutional Super Short Income Plus Fund Institutional Shares commenced operations on April 15, 2002, and therefore does not have a performance history for a full calendar year. As of October 1, 2002, Flex Shares were not available for purchase by investors.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                    FLEX SHARES

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)*               2.00%

*This sales charge is imposed if you sell Flex Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                    FLEX SHARES

Investment Advisory Fees                               0.50%
Distribution and Service (12b-1) Fees                  0.50%
Other Expenses                                         0.40%*
                                                       -----
Total Annual Fund Operating Expenses                   1.40%**

*  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.
** THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT
   FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

     Classic Institutional Super Short Income Plus Fund - Flex Shares 0.95%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

       1 YEAR                3 YEARS
         $343                   $443

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

       1 YEAR                3 YEARS
         $143                   $443

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

4
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                 High current income consistent with preserving
                                capital and maintaining liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Short duration U.S. government securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT
  STRATEGY                      Attempts to identify short duration U.S.
                                government securities that offer a comparably
                                better return potential and yield than money
                                market funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                Conservative investors seeking to maximize
                                income consistent with limited share price
                                volatility and the relative safety of U.S.
                                government securities
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Classic Institutional U.S. Government Securities Super Short Income Plus Fund invests at least 80% of its net assets in short duration U.S. Treasury securities, U.S. Agency securities, U.S. Agency mortgage-backed securities, repurchase agreements, and other U.S. government mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be a result of economic developments or Federal Reserve policy. In general, the NAV of the Fund will rise when interest rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) investing the Fund in U.S. government and agency securities.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity

5
--------------------------------------------------------------------------------
date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The Classic Institutional U.S. Government Securities Super Short Income Plus Fund Institutional Shares commenced operations on April 11, 2002, and therefore does not have a performance history for a full calendar year. As of October 1, 2002, Flex Shares were not available for purchase by investors.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                    FLEX SHARES

Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)*             2.00%

*This sales charge is imposed if you sell Flex Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                    FLEX SHARES

Investment Advisory Fees                               0.40%
Distribution and Service (12b-1) Fees                  0.40%
Other Expenses                                         0.40%*

Total Annual Fund Operating Expenses                   1.20%**

*OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.
** THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT
   FISCAL YEAR ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE FEE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

      Classic Institutional U.S. Government Securities Super Short
      Income Plus Fund -- Flex Shares                         0.92%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

       1 YEAR                3 YEARS
         $322                   $381

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

       1 YEAR                3 YEARS
         $122                   $381

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

6
--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK

FIXED INCOME RISK-- The market value of fixed income investments     All Funds
changes in response to interest rate changes and other factors.
During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

         CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK -  Investments in securities of foreign      All Funds
companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S.
securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, each Fund may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

7
--------------------------------------------------------------------------------
INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of June 30, 2002, Trusco had $45.5 billion in assets under management. For its advisory services to the Funds, the Adviser is entitled to receive the following fees as a percentage of each Fund's daily net assets:

     CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND                  0.50%
     CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
        SUPER SHORT INCOME PLUS FUND                                     0.40%

The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGER

Mr. Robert W. Corner has served as a Vice President of Trusco since September 1996. Mr. Corner has managed the Super Short Income Plus Fund and the U.S. Government Securities Super Short Income Plus Fund since each began operating in April 2002. He has more than 15 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange Flex Shares of the Funds.

HOW TO PURCHASE FUND SHARES

A SunTrust Securities Investment Consultant can assist you in opening a brokerage account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:

o        Mail*
o        Telephone (1-800-874-4770)
o        Wire
o        Automated Clearing House (ACH)
* The Funds do not accept cash as payment for Fund shares.

You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

8
--------------------------------------------------------------------------------
WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $5,000 ($2,000 for retirement plans) in Flex Shares of any Fund.

Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts for either class of shares at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying Flex Shares, you should plan on investing at least $5,000 per Fund during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

9
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SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC)

You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Funds receive your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Flex Shares of one Fund for Flex Shares of another Fund.

IF YOU SELL YOUR FLEX SHARES

The CDSC will be waived if you sell your Flex Shares for the following reasons:

o  to make certain withdrawals from a retirement plan (not including IRAs);
o  because of death or disability;
o for certain payments under the Systematic Withdrawal Plan - up to 12% annually of the value of your shares held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail); or
o for exchanges from Trust or Investor Shares to Flex Shares where the total accumulated period from the original date of purchase is at least one year.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you would like to sell $25,000 or more of your shares, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Funds receive your request less any applicable deferred sales charge.

10
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SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $5,000 due to redemptions you may be required to sell your shares. But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" as defined later in this prospectus.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS). This exchange privilege may be changed or canceled at any time upon 60 days notice.

11
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EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund(s) receives your exchange request.

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund. Again, the CDSC will be computed as of the original date of purchase.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Funds to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Flex Shares, the maximum distribution fee is 0.50% of the average daily net assets of the Super Short Income Plus Fund and 0.40% of the U.S. Government Securities Super Short Income Plus Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

12
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TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI FUND IS THE SAME AS A SALE.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Funds expect to distribute primarily ordinary income dividends.

The Classic Institutional U.S. Government Securities Super Short Income Plus Fund expects that a substantial portion of Fund distributions will represent interest earned on U.S. obligations, while the Classic Institutional Super Short Income Plus Fund expects that some portion of the Fund's distributions will be so derived. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2002, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-428-6970

BY MAIL:  Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at the following address: publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

PROSPECTUS
CORPORATE TRUST SHARES








CLASSIC INSTITUTIONAL
U.S. TREASURY SECURITIES
MONEY MARKET FUND








October 1, 2002





Investment Adviser to the Fund:

Trusco Capital Management, Inc.
(THE "ADVISER")

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                      (THIS PAGE LEFT INTENTIONALLY BLANK)

                              ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Corporate Trust Shares of the Classic Institutional U.S. Treasury Securities Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE SECTION BELOW, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            Page
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
     PERFORMANCE INFORMATION                                                   2
     FEES AND EXPENSES                                                         3
     MORE INFORMATION ABOUT FUND INVESTMENTS                                   4
     INVESTMENT ADVISER                                                        4
     PORTFOLIO MANAGER                                                         4
     PURCHASING AND SELLING FUND SHARES                                        4
     DIVIDENDS AND DISTRIBUTIONS                                               6
     TAXES                                                                     6
     FINANCIAL HIGHLIGHTS                                                      7
     HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS       Back Cover



       -------------------------------------------------------------------------
                                     RISK/RETURN INFORMATION


      The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

      The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.
      --------------------------------------------------------------------------

2

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT GOAL                    As high a level of current income as is
                                   consistent with preservation of capital and
                                   liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. Treasury securities and repurchase
                                   agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking current income
                                   through a liquid investment
--------------------------------------------------------------------------------
INVESTMENT STRATEGY

The Classic Institutional U.S. Treasury Securities Money Market Fund invests exclusively in U.S. Treasury Bills, Notes, Bonds and components of these securities and repurchase agreements collateralized by these securities. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (AAA by Standard & Poor's). In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields for various maturities. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CORPORATE TRUST SHARES FROM YEAR TO YEAR.*

[Chart Graphic Omitted] Plot points are as follows:

2000              5.85
2001              3.45

          BEST QUARTER        WORST QUARTER
              1.52%               0.44%
           (12/31/00)          (12/31/01)
* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/02 TO 6/30/02 WAS 0.69%.

3

--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE IMONEYNET, INC. TREASURY & REPO INSTITUTIONAL AVERAGE.

CORPORATE TRUST SHARES       1 YEAR SINCE INCEPTION*
--------------------------------------------------------------------------------

Classic Institutional
U.S. Treasury Securities
Money Market Fund            3.45%         4.67%
--------------------------------------------------------------------------------

iMoneyNet, Inc.
Treasury & Repo
Institutional Average        3.42%         4.49%
--------------------------------------------------------------------------------


* SINCE INCEPTION OF THE CORPORATE TRUST SHARES ON JUNE 2, 1999.
   BENCHMARK RETURNS SINCE MAY 31, 1999 (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

   TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL
   1-800-814-3397.

--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Institutional Average is a widely-recognized composite of money market funds which invest in U.S. Treasury Bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                        CORPORATE TRUST SHARES
Investment Advisory Fees                                 0.20%
Other Expenses                                           0.30%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     0.50%*
--------------------------------------------------------------------------------

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER AND THE ADMINISTRATOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER AND THE ADMINISTRATOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

      Classic Institutional U.S. Treasury Securities
      Money Market Fund - Corporate Trust Shares   0.46%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR     3 YEARS      5 YEARS     10 YEARS
       $51       $160         $280         $628

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

4

--------------------------------------------------------------------------------

MORE INFORMATION ABOUT
FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI). Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco or the Adviser) 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Fund. As of June 30, 2002, Trusco had $45.5 billion in assets under management.

For the period ended May 31, 2002, the Adviser received advisory fees of 0.16% for the Fund.

The Adviser may use its affiliates as brokers for Fund transactions.


PORTFOLIO MANAGER

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Classic Institutional U.S. Treasury Securities Money Market Fund since it began operating in December 1996. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 17 years of investment experience.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Corporate Trust Shares of the Fund.

HOW TO PURCHASE FUND SHARES

The Fund offers Corporate Trust Shares only to accounts of various banking subsidiaries of SunTrust Banks, Inc. which are administered by the Corporate Trust Division (SunTrust). Shares are sold without a sales charge. Corporate Trust Shares will be held of record by (in the name of) SunTrust. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Corporate Trust Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to be eligible to receive dividends declared on the day that you submit your purchase order, generally the Fund must receive your purchase order in proper form before 2:00 p.m., Eastern Time and federal funds (readily available funds) before 4:00 p.m., Eastern Time.

5

--------------------------------------------------------------------------------


FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST AT AN EARLIER TIME THAN THOSE LISTED ABOVE FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS SUNTRUST TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR THE TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES THROUGH YOUR ACCOUNT, INCLUDING SPECIFIC INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT SUNTRUST DIRECTLY.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust. SunTrust will provide information about how to sell your shares including any specific cut-off times required.

Redemption orders must be sent to the Fund by SunTrust as the record owner of shares. If you own Corporate Trust Shares through a subsidiary of SunTrust you may sell shares by following the procedures established when you opened your account or accounts.

Redemption orders must be received by the Fund on a Business Day before 2:00 p.m., Eastern Time. Orders received after 2:00 p.m., Eastern Time will be executed the following Business Day.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

6

--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and pays these dividends monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions, if any, are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT; HOWEVER, BECAUSE THE FUND EXPECTS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE, YOU SHOULD NOT EXPECT TO REALIZE ANY GAIN OR LOSS ON THE SALE OR EXCHANGE OF YOUR FUND SHARES.

A significant portion of the Fund's distributions may represent interest earned on U.S. obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

7

--------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2002 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms. The Reports of Independent Accountants for each such period along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2002 Annual Report is available upon request and without charge by calling 1-800-432-4760, ext. 4085. The 2002 Annual Report is incorporated by reference in the SAI.

For the Periods Ended May 31,

For a Share Outstanding Throughout the Periods



          Net Asset       Net      Distributions
            Value     Investment     from Net      Net Asset
         Beginning      Income      Investment     Value End       Total
          of Period     (Loss)        Income       of Period     Return (+)
         ----------   ----------   -------------   ---------     ----------
----------------------------------------------------------------
Classic Institutional U.S. Treasury Securities Money Market Fund
----------------------------------------------------------------
Corporate Trust Shares
   2002     $1.00        $0.02        $(0.02)        $1.00          2.08%
   2001      1.00         0.05         (0.05)         1.00          5.53
   2000*     1.00         0.05         (0.05)         1.00          5.02



                                                                                Ratio of Net
                                                              Ratio of           Investment
                                             Ratio of        Expenses to         Income to
                               Ratio of         Net          Average Net        Average Net
                               Expenses     Investment         Assets             Assets
             Net Assets      to Average     Income to       (Excluding          (Excluding
                End of            Net         Average        Waivers and        Waivers and
             Period (000)       Assets      Net Assets     Reimbursements)     Reimbursements)
            -------------     ----------    ----------     ---------------     ---------------
----------------------------------------------------------------
Classic Institutional U.S. Treasury Securities Money Market Fund
----------------------------------------------------------------
Corporate Trust Shares
   2002       $1,805,066          0.46%         2.11%            0.50%             2.07%
   2001        1,303,630          0.46          5.38             0.50              5.34
   2000*       1,138,541          0.45          4.93             0.49              4.89


(+) Returns are for the period indicated and have not been annualized. (The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares).
 * Commenced operations on June 3, 1999. All ratios for the period have been annualized.


--------------------------------------------------------------------------------


NOTES

--------------------------------------------------------------------------------


NOTES

STI CLASSIC FUNDS

INVESTMENT ADVISER
Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP



More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2002, includes detailed information about the STI Classic Institutional Money Market Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's manager about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-432-4760, ext. 4085

BY MAIL: Write to the Fund
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.


                                                                 STI-PS-017-0100

STI CLASSIC FUNDS
FOR PARTICIPANTS OF SUNTRUST BANKS
SPONSORED RETIREMENT PLANS

PROSPECTUS


        OCTOBER 1, 2002


        LIFE VISION CONSERVATIVE FUND

        INVESTMENT ADVISER
        TO THE FUND:

        TRUSCO CAPITAL MANAGEMENT, INC.
        (THE "ADVISER")

        [STI Logo Omitted]

        THE SECURITIES AND EXCHANGE COMMISSION
        HAS NOT APPROVED OR DISAPPROVED THESE
        SECURITIES OR PASSED UPON THE ADEQUACY OF
        THIS PROSPECTUS. ANY REPRESENTATION TO
        THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
---------------------
ABOUT THIS PROSPECTUS
---------------------

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. The STI Classic Life Vision Funds offer asset allocation strategies that are implemented though investment in a mix of other STI Classic Funds that invest directly in stocks, bonds and other securities according to their own objectives and policies. This prospectus gives you important information about the Trust Shares of the STI Classic Life Vision Conservative Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

 2 PRINCIPAL INVESTMENT STRATEGIES AND RISKS, PERFORMANCE INFORMATION AND
   EXPENSES

 4 MORE INFORMATION ABOUT RISK

 5 MORE INFORMATION ABOUT FUND INVESTMENTS

 5 INFORMATION ABOUT THE UNDERLYING STI CLASSIC FUNDS

 6 INVESTMENT ADVISER

 6 INVESTMENT TEAM

 7 PURCHASING AND SELLING FUND SHARES

 8 DIVIDENDS AND DISTRIBUTIONS

 8 TAXES

10 HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS


--------------------------------------------------------------------------------
[SUITCASE GRAPHIC OMITTED} FUND SUMMARY

[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION

[INDEX CHART GRAPHIC OMITTED] WHAT IS AN INDEX?

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER

[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES


--------------------------------------------------------------------------------
OCTOBER 1, 2002

                                                                    PROSPECTUS 1

--------------------------------------------------------------------------------
                                                         RISK/RETURN INFORMATION
--------------------------------------------------------------------------------


The Fund is a mutual fund. A mutual fund pools shareholders' money and, using a professional investment adviser, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities held by the underlying STI Classic Funds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying STI Classic Funds own and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund and the underlying STI Classic Funds diversify their holdings.

Like other investments, you could lose money on your investment in a Life Vision Fund. Your investment in a Life Vision Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency.

The assets of the Fund will be allocated among underlying STI Classic Funds in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the underlying STI Classic Funds. The Fund has the ability to invest its assets allocated to a particular asset class in one or more of the underlying STI Classic Funds, which have different investment objectives, policies and risk characteristics. Although the Fund currently expects to invest in the underlying STI Classic Funds discussed in this STI Classic prospectus, the Adviser has the discretion to change the particular underlying STI Classic Funds used as investments by the Fund. If determined to be in the best interest of the Fund, the Adviser reserves the right to substitute or include other underlying STI Classic Funds, including underlying STI Classic Funds that do not currently exist. Before investing, make sure that the Fund's goal matches your own.

2 PROSPECTUS

--------------------------------------------------------------------------------
LIFE VISION CONSERVATIVE FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED] FUND SUMMARY

INVESTMENT GOALS                 Capital appreciation and current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS
  PRIMARY                        Bond funds
  SECONDARY                      Equity funds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Investing pursuant to an asset allocation
                                 strategy in a combination of STI Classic Bond
                                 Funds, and to a lesser extent, Equity Funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who want income from their
                                 investment, as well as an increase in its
                                 value, but want to reduce risk by limiting
                                 exposure to equity securities
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY

The Life Vision Conservative Fund invests in STI Classic Funds that invest primarily in fixed income securities, but may invest up to 35% of the Fund's total assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

THE FUND CURRENTLY PLANS TO INVEST IN SHARES OF THE FOLLOWING UNDERLYING STI CLASSIC FUNDS WITHIN THE PERCENTAGE RANGES INDICATED:

                                                    INVESTMENT RANGE
                                                 (PERCENTAGE OF THE LIFE
ASSET CLASS                                VISION CONSERVATIVE FUND'S ASSETS)
--------------------------------------------------------------------------------
BOND FUNDS                                              65-100%
  INVESTMENT GRADE BOND FUND
  SHORT-TERM BOND FUND
  U.S. GOVERNMENT SECURITIES FUND
EQUITY FUNDS                                             0-35%
  CAPITAL APPRECIATION FUND
  GROWTH AND INCOME FUND
  SMALL CAP GROWTH STOCK FUND
  SMALL CAP VALUE EQUITY FUND
MONEY MARKET FUNDS                                       0-20%
  PRIME QUALITY MONEY MARKET FUND

Other STI Classic Funds may be utilized in the future.

Due to its investment strategy, the Fund holds STI Classic Funds that buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes.

[LIFE PRESERVER GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The value of an investment in the Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of the Fund's assets among them. The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since the Fund may also purchase STI Classic Equity Funds, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                                                   LIFE VISION CONSERVATIVE FUND
--------------------------------------------------------------------------------

issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting Equity Funds too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in STI Classic Bond Funds during a period of stock market appreciation may result in lower total return.

[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION


The Life Vision Conservative Fund had not commenced operations as of October 1, 2002, and therefore does not have a performance history.

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THE TABLE DOES NOT REFLECT ANY OF THE OPERATING COSTS AND INVESTMENT ADVISORY FEES OF THE UNDERLYING STI CLASSIC FUNDS. THE FUND AND ITS SHAREHOLDERS WILL INDIRECTLY BEAR A PRO RATA SHARE OF THE EXPENSES OF THE UNDERLYING STI CLASSIC FUNDS.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   TRUST SHARES
Investment Advisory Fees                           0.25%
Other Expenses                                     0.25%*
                                                   ------
Total Annual Fund Operating Expenses               0.50%**

* BECAUSE THE FUND HAS NOT COMMENCED OPERATIONS, OTHER EXPENSES HAVE BEEN ESTIMATED.
**THE EXPENSES SET FORTH ABOVE ARE IN ADDITION TO THE COSTS OF THE
  UNDERLYING STI CLASSIC FUNDS BORNE BY THE FUND. AS OF MAY 31, 2002, THE
  FUND'S EXPENSES BASED ON INVESTMENTS IN UNDERLYING STI CLASSIC FUNDS
  WOULD BE 0.88%. THEREFORE, TOTAL ESTIMATED ANNUALIZED EXPENSES WOULD BE 1.38%.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's direct operating expenses before waivers (0.50%) remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 YEAR                        3 YEARS
            $51                            $160

The following costs are all inclusive representing both direct Fund expenses and additional expenses associated with investments in underlying STI Classic Funds (1.38%).

            1 YEAR                        3 YEARS
             $140                           $437

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's estimated expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[LIFE PRESERVER GRAPHIC OMITTED] MORE INFORMATION ABOUT RISK

The following sections describe some of the risks associated with certain underlying STI Classic Funds.

FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

         CREDIT RISK

         The possibility that an issuer will be unable to make timely payments of either Principal or interest.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

EQUITY RISK

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

INTERNATIONAL INVESTING RISK

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

                                                                    PROSPECTUS 5

--------------------------------------------------------------------------------
                                         MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are likely to occur in these countries.

SMALL CAPITALIZATION RISK

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

[MOUNTAIN GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the underlying STI Classic Funds within the percentage ranges set forth for each asset class. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT THE UNDERLYING STI CLASSIC FUNDS

The Fund expects to invest in the following underlying STI Classic Funds. However, the Adviser may, in accordance with the Fund's investment objectives and policies, substitute or select additional underlying STI Classic Funds for investment.

UNDERLYING STI CLASSIC BOND FUNDS

INVESTMENT GRADE BOND FUND - The Investment Grade Bond Fund seeks high total return through current income and capital appreciation, while preserving the principal amount invested by investing in investment grade U.S. government and corporate debt securities. The Fund's adviser attempts to identify relatively inexpensive securities in a selected market index.

SHORT-TERM BOND FUND - The Short-Term Bond Fund seeks high current income, while preserving capital by investing in investment grade U.S. government and corporate debt securities. The Fund's adviser attempts to identify securities that offer a comparably better return than similar securities for a given level of credit risk.

U.S. GOVERNMENT SECURITIES FUND - The U.S. Government Securities Fund seeks high current income, while preserving capital by investing in mortgage-backed securities and U.S. Treasury obligations. The Fund's adviser attempts to increase income without adding undue risk.

UNDERLYING STI CLASSIC EQUITY FUNDS

CAPITAL APPRECIATION FUND - The Capital Appreciation Fund seeks capital appreciation by investing in U.S. common stocks. The Fund's adviser attempts to identify companies with above average growth potential.

6 PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND - The Growth and Income Fund seeks primarily long-term capital appreciation and, secondarily, current income by investing in equity securities. The Fund's adviser attempts to identify securities of companies with market capitalizations of at least $1 billion with attractive valuation and/or above average earnings potential relative either to their sectors or the market as a whole.

SMALL CAP GROWTH STOCK FUND - The Small Cap Growth Stock Fund seeks long-term capital appreciation by investing in U.S. small cap common stocks of growth companies. The Fund's adviser attempts to identify small cap companies with above average growth potential.

SMALL CAP VALUE EQUITY FUND - The Small Cap Value Equity Fund seeks primarily capital appreciation and, secondarily, current income by investing in U.S. small-cap common stocks. The Fund's adviser attempts to identify undervalued small-cap stocks.


UNDERLYING STI CLASSIC MONEY MARKET FUND

PRIME QUALITY MONEY MARKET FUND - The Prime Quality Money Market Fund seeks high current income, while preserving capital and liquidity by investing in money market instruments. The Fund's adviser attempts to identify money market instruments with the most attractive risk/return trade-off.

[MAGNIFYING GRAPHIC OMITTED] INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Fund. As of June 30, 2002, Trusco had $45.5 billion in assets under management.

INVESTMENT TEAM

The Life Vision Conservative Fund is managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.

[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Fund.

HOW TO PURCHASE FUND SHARES

The Fund offers Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for its own or its customers' accounts for which it acts as fiduciary, agent, investment adviser or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions and potentially through the Preferred Portfolio Account (an asset allocation account available through SunTrust Securities, Inc.). Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders. If you are no longer eligible to participate in a 401(k) plan that holds Trust Shares of the Fund on your behalf, you may exchange those shares for Investor Shares of the underlying STI Classic Funds held by the Fund. There is no sales charge for such an exchange.

                                                                    PROSPECTUS 7

--------------------------------------------------------------------------------
                                              PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV for the Fund, generally the Fund must receive your purchase order before 4:00 p.m., Eastern Time.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with its financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Adviser receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

8 PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its income quarterly. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                     THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2002, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-428-6970

BY MAIL:  Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                       STATEMENT OF ADDITIONAL INFORMATION


                                STI CLASSIC FUNDS
                                 OCTOBER 1, 2002

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.


This Statement of Additional Information (SAI) is not a prospectus. It is intended to provide additional information regarding the activities and operations of STI Classic Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses dated October 1, 2002. This SAI relates to each class of the following series of the Trust (each a "Fund" and collectively, the "Funds"):


         -------------------------------------------------- ------------------- ------------------- -----------------
                                                               TRUST SHARES      INVESTOR SHARES      FLEX SHARES
         -------------------------------------------------- ------------------- ------------------- -----------------
         EQUITY FUNDS
         -------------------------------------------------- ------------------- ------------------- -----------------
         Capital Appreciation Fund                                 |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Growth and Income Fund                                    |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Information and Technology Fund                           |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         International Equity Fund                                 |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         International Equity Index Fund                           |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------

         Mid-Cap Equity Fund                                       |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Mid Cap Value Equity Fund                                 |X|                                    |X|
         -------------------------------------------------- ------------------- ------------------- -----------------

         Small Cap Value Equity Fund                               |X|                                    |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Small Cap Growth Stock Fund                               |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Tax Sensitive Growth Stock Fund                           |X|                                    |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Value Income Stock Fund                                   |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------

         Vantage Fund                                              |X|                                    |X|

         -------------------------------------------------- ------------------- ------------------- -----------------
         BALANCED FUND
         -------------------------------------------------- ------------------- ------------------- -----------------
         Balanced Fund                                             |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         BOND FUNDS
         -------------------------------------------------- ------------------- ------------------- -----------------
         High Income Fund                                          |X|                                    |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Investment Grade Bond Fund                                |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Limited-Term Federal Mortgage Securities Fund             |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Short-Term Bond Fund                                      |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Short-Term U.S. Treasury Securities Fund                  |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------

         Strategic Income Fund                                     |X|                                    |X|

         -------------------------------------------------- ------------------- ------------------- -----------------
         U.S. Government Securities Fund                           |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         TAX-EXEMPT BOND FUNDS
         -------------------------------------------------- ------------------- ------------------- -----------------
         Florida Tax-Exempt Bond Fund                              |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Georgia Tax-Exempt Bond Fund                              |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Investment Grade Tax-Exempt Bond Fund                     |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Maryland Municipal Bond Fund                              |X|                                    |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Virginia Intermediate Municipal Bond Fund                 |X|                 |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Virginia Municipal Bond Fund                              |X|                                    |X|
         -------------------------------------------------- ------------------- ------------------- -----------------


                                      S-1


         -------------------------------------------------- ------------------- ------------------- -----------------
                                                               TRUST SHARES      INVESTOR SHARES      FLEX SHARES
         -------------------------------------------------- ------------------- ------------------- -----------------
         MONEY MARKET FUNDS
         -------------------------------------------------- ------------------- ------------------- -----------------
         Prime Quality Money Market Fund                           |X|                 |X|                |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Tax-Exempt Money Market Fund                              |X|                 |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         U.S. Government Securities Money Market Fund              |X|                 |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         U.S. Treasury Money Market Fund                           |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Virginia Tax-Free Money Market Fund                       |X|                 |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         LIFE VISION FUNDS
         -------------------------------------------------- ------------------- ------------------- -----------------
         Life Vision Moderate Growth Fund                          |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Life Vision Growth and Income Fund                        |X|
         -------------------------------------------------- ------------------- ------------------- -----------------
         Life Vision Aggressive Growth Fund                        |X|
         -------------------------------------------------- ------------------- ------------------- -----------------

This SAI is incorporated by reference into the Trust's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

                                TABLE OF CONTENTS



THE TRUST.................................................................S-4
DESCRIPTION OF PERMITTED INVESTMENTS......................................S-4
INVESTMENT LIMITATIONS...................................................S-28
INVESTMENT ADVISER.......................................................S-30
THE ADMINISTRATOR........................................................S-33
THE DISTRIBUTOR..........................................................S-35
THE TRANSFER AGENT.......................................................S-43
THE CUSTODIAN............................................................S-43
INDEPENDENT PUBLIC ACCOUNTANTS...........................................S-43
LEGAL COUNSEL............................................................S-44
TRUSTEES AND OFFICERS OF THE TRUST.......................................S-44
PERFORMANCE INFORMATION..................................................S-48
COMPUTATION OF YIELD.....................................................S-49
CALCULATION OF TOTAL RETURN..............................................S-53
PURCHASING AND REDEEMING SHARES..........................................S-57
DETERMINATION OF NET ASSET VALUE.........................................S-58
TAXES    ................................................................S-59
FUND TRANSACTIONS........................................................S-63
PORTFOLIO TURNOVER RATE..................................................S-68
DESCRIPTION OF SHARES....................................................S-70
VOTING RIGHTS............................................................S-70
SHAREHOLDER LIABILITY....................................................S-70
LIMITATION OF TRUSTEES' LIABILITY........................................S-70
CODES OF ETHICS..........................................................S-71
5% AND 25% SHAREHOLDERS..................................................S-71
FINANCIAL STATEMENTS.....................................................S-90
APPENDIX .................................................................A-1

THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "fund" and collectively, the "funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes.

DESCRIPTION OF PERMITTED INVESTMENTS

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for these securities.

BORROWING. The Funds may borrow money. Each Fund may borrow money to facilitate management of a Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this situation, neither Fund will purchase securities while borrowing represent more than 5% of its total assets.

BRADY BONDS. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

COMMERCIAL  PAPER.  Commercial  paper is the term  used to  designate  unsecured
short-term   promissory   notes  issued  by  corporations  and  other  entities.
Maturities on these issues vary from a few to 270 days.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (E.G., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times (E.G., bonds, notes, debentures).

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will place U.S. government or other liquid, high grade assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

o Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EQUITY-LINKED SECURITIES. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.

   o PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

   o ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

   o LYONS. Liquid Yield Option Notes ("LYONS") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including, but not limited to, the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of the International Equity International Equity Index, when included in appropriate amounts in a portfolio otherwise consisting of domestic securities, may provide a source of increased diversification. The International Equity, International Equity Index seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the International

Equity, International Equity Index Funds may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing. Currently, the countries excluded from this category are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Ireland, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, a Fund may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other risk management purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which a Fund may use futures contracts and related options for risk management purposes (other than BONA FIDE hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GUARANTEED INVESTMENT CONTRACTS (GICS). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, I.E., below BBB by S&P or Baa by Moody's, or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID  SECURITIES.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

INVESTMENT GRADE OBLIGATIONS. Investment Grade Obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors

Service, Inc. ("Moody's") or determined to be of equivalent quality by the Sub-Advsiers. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Obligation. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The  secondary  market  for  loan   participations   is  limited  and  any  such
participation purchased by the Fund may be regarded as illiquid.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and floating mortgages.

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae, and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs  are  securities  collateralized  by  mortgages,   mortgage  pass-throughs,
mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's and are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae,

FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

Stripped Mortgage-Backed Securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the Principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Determining Maturities of Mortgage-Backed Securities: Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for a Fund, it will be deemed to have a remaining maturity equal to its average life as estimated by the Adviser. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Adviser will be the actual average life.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Municipal Forwards" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or

Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (I.E., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.


SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

As described in the Prospectuses, except for investments in temporary investments, each Fund will invest substantially all of its net assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO FLORIDA

Florida's service-based economy is stabilizing with the worst of the September 11, 2001 terrorism fears declining and the national economy recovering. A budget for fiscal 2003 was approved by the legislature during a special session in May and included a fully funded budget stabilization fund of $958 million. After Governor Bush intervened, the House and Senate reached a compromise and delayed reduction of Florida's intangibles tax on stocks and bonds. The state has no personal income tax, but its other revenue sources, primarily sales taxes, have grown consistently in contrast to trends for most other states.

Personal income growth continues to outpace the nation and recent economic reports indicate that the State continues to experience job growth, albeit at a more moderate pace. While Florida's unemployment rate increased to 5.4% in July 2002 from 4.9% in July 2001, it remained below the July 2002 national average of 6%. Florida's 2001 per capita income of $28,493 is approximately 94% of the national average of $30,271 and is slightly above regional levels. Because the State's significant senior population relies more on fixed incomes than on wages, income levels in the State are generally more stable over different phases of economic cycles.

Longer term, the state will continue to be an attractive tourist destination and will continue to attract businesses. Florida's population growth during the 1990's was nearly twice the national average, although projections for the next decade indicate somewhat slower growth. The housing market boom also continues throughout the State.

As of August 31, 2002, Florida's general obligation debt carried ratings of AA+ by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

FACTORS PERTAINING TO GEORGIA

From 1994 to 2000, Georgia benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/services economy, low average cost of living, and extensive transportation infrastructure. Employment began to decline in 2001, with jobs attributable to services, and wholesale and retail trade no longer offsetting job cuts within the manufacturing sector. Conditions are even weaker in the Atlanta metropolitan area due to overbuilding and the general economic weakness of the metro area economy. Outside of Atlanta, healthy residential construction activity continues to support construction employment and improve demand for manufactured products.

While the State's unemployment level increased to 4.9% in July 2002 from 4.3% in July 2001, it remained well below the national average of 6% in July 2002. Per capita income in 2001 was $28,438, which is approximately 94% of the national average of $30,271.

As of August 31, 2002, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's, and Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

FACTORS PERTAINING TO MARYLAND

Maryland's economy has slowed, but continues to outperform most other states during the current national recession. The services, wholesale and retail trade, and government sectors account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment. Following the September 11, 2001 terrorists attacks, the Federal Government's increased defense and "anti-terrorist" spending has stabilized the Maryland economy, despite the slowdown in other employment sectors.

The current 2003 budget is tightly balanced, with a large structural gap forecast in 2004. Despite the Governor Glendening's recommendation to freeze the personal income tax reduction, it is significant that the budget does include the final phase out of the 10% personal income tax reduction representing an estimated $177 million of revenue.

The State's unemployment rate was 4.2% in July 2002, the same rate as one year ago in July 2001, and well below the national average of 6% in July 2002. Per capita income, which was $34,950 in 2001, continues to exceed the national average of $30,271. Maryland remains among the wealthiest states in the nation.

Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried AAA ratings from Moody's, Standard & Poor's, and Fitch as of August 31, 2002. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

FACTORS PERTAINING TO VIRGINIA

Virginia's economy is slowly emerging from recession. Unemployment is declining with local government and services industries leading the employment growth. As the sixth largest high-tech employer, recent employment losses in business services, mostly high-tech jobs, are responsible for continuing job losses in the manufacturing and telecommunications industries. Also, the effects of a regionwide drought are expected to continue to hurt agriculture and commercial development. Governor Warner announced a $1.5 billion revenue shortfall in the State's two-year budget, which took effect July 1, and he warned that the gap could widen, forecasting a $3.5 billion shortfall through mid-2004. The sharp drop in revenues was focused mostly in Northern Virginia where record declines in tax collections from high-tech jobs in the 1990's due to job losses accounted for almost half of statewide unemployment.

Virginia's unemployment rate was 4.1% in July 2002, well below the national average of 6% in July 2002, but above the Commonwealth's July 2001 rate of 3.7%. Per capita income was $32,295 in 2001, which is 107% of the national average of $30,271. Longer term, the State's strong demographic trends, low business costs, and generous tax incentives will contribute to Virginia's above average growth in the future.

As of August 31, 2002, Moody's, Standard & Poor's, and Fitch each gave Virginia's general obligation debt a AAA rating. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.



NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.



OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange.
     Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of SEI Investments Company ("SEI Investments"), the parent company of the Administrator and the Distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Portfolio invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Portfolio invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Portfolio's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. The Portfolio may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which the Portfolio will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of the Portfolio's investments.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESOURCE RECOVERY BONDS. The Virginia Tax-Free Money Market Fund and the municipal bond funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third-party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with the Funds' investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Funds own at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Funds close their short position or replace the borrowed security, the Funds will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Funds' short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY COMMITMENTS AND PUTS. The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the Federal Book-Entry System. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR. The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover);
(5) a Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the index hedged that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. In addition, the Adviser's use of hedging techniques will cause the Funds' performance to diverge from that of its respective index at times when hedges are employed.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. Government obligations in which the Profile Series may invest include U.S. Treasury obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

     Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective. The phrase "primarily invests" as used in the prospectuses means that the Fund invests at least 65% of its assets in the securities as described in the sentence. Each tax-exempt fund invests at least 80% of its total assets in securities with income exempt from federal income and alternative minimum taxes.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may nost be backed by bank letters of credit.

VENTURE CAPITAL. The Fund may invest in venture capital limited partnerships and venture capital funds that, in turn, invest principally in securities of early stage, developing companies. Investments in venture capital limited partnerships and venture capital funds present a number of risks not found in investing in established enterprises including the facts that such a partnership's or fund's portfolio will be composed almost entirely of early-stage companies that may lack depth of management and sufficient resources, that may be marketing a new product for which there is no established market, and that may be subject to intense competition from larger companies. Any investment in a venture capital limited partnership or venture capital fund will lack liquidity, will be difficult to value, and the Fund will not be entitled to participate in the management of the partnership or fund. If for any reason the services of the general partners of a venture capital limited partnership were to become unavailable, such limited partnership could be adversely affected.

In addition to investing in venture capital limited partnerships and venture capital funds, the Fund may directly invest in early-stage, developing companies. The risks associated with investing in these securities are substantially similar to the risks set forth above. The Fund will typically purchase equity securities in these early-stage, developing companies; however from time to time, the Fund may purchase non-investment grade debt securities in the form of convertible notes.

Such investments involve costs at the venture capital level which are in addition to those of the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

WHEN-ISSUED SECURITIES AND MUNICIPAL FORWARDS. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase. Municipal forwards call for delivery of the underlying municipal security normally after 45 days but before 1 year after the commitment date.

Although a Fund will only make commitments to purchase when-issued securities and municipal forwards with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing municipal forwards and when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the appropriate custodian, and a Fund will maintain high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities and municipal forwards. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

     1. With respect to 75% of each Fund's total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

     2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

     3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

     4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as permitted by rule, regulation or order of the Securities and Exchange Commission ("SEC").

     5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies who principal business activities are in the same industry.

            5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

            5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

     6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

     7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

     8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies;
         (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed with respect to any Fund by the Board of Trustees.

     1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days' prior notice to shareholders.

     2. No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Prime Quality Money Market, U.S. Government Securities Money Market, U.S. Treasury Money Market Fund, and Tax-Exempt Money Market Funds) would be invested in illiquid securities.

     3. No Life Vision Fund currently intends to purchase securities on margin, except that a Life Vision Fund may obtain such short-term credits as are necessary for the clearance of transactions.

     4.  No Life Vision Fund currently intends to sell securities short.

     5. No Life Vision Fund currently intends to purchase or sell futures contracts or put or call options.

     6. No Life Vision Fund may invest in shares of unaffiliated money market funds, except as permitted by the SEC.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

INVESTMENT ADVISER


GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2002, Trusco had discretionary management authority with respect to approximately $45.5 billion of assets under management.

ADVISORY AGREEMENTS WITH THE TRUST. Prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc., served as investment adviser to the Balanced Fund, Capital Appreciation Fund, Florida Tax-Exempt Bond Fund, International Equity Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. and the investment adviser of the Georgia Tax-Exempt Bond Fund, succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco. As a result, Trusco now serves as the investment adviser to each Fund pursuant to three separate agreements.

The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.



ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:

          ---------------------------------------------------------- --------------------------------------
                                     FUND                                             FEES
          ---------------------------------------------------------- --------------------------------------
          Balanced Fund                                                               0.95%
          ---------------------------------------------------------- --------------------------------------
          Capital Appreciation Fund                                                   1.15%
          ---------------------------------------------------------- --------------------------------------
          Florida Tax-Exempt Bond Fund                                                0.65%
          ---------------------------------------------------------- --------------------------------------
          Georgia Tax-Exempt Bond Fund                                                0.65%
          ---------------------------------------------------------- --------------------------------------
          Growth and Income Fund                                                      0.90%
          ---------------------------------------------------------- --------------------------------------
          High Income Fund                                                            0.80%
          ---------------------------------------------------------- --------------------------------------
          Information and Technology Fund                                             1.10%
          ---------------------------------------------------------- --------------------------------------
          International Equity Fund                                                   1.25%
          ---------------------------------------------------------- --------------------------------------
          International Equity Index Fund                                             0.90%
          ---------------------------------------------------------- --------------------------------------
          Investment Grade Bond Fund                                                  0.74%
          ---------------------------------------------------------- --------------------------------------
          Investment Grade Tax-Exempt Bond Fund                                       0.74%
          ---------------------------------------------------------- --------------------------------------
          Life Vision Aggressive Growth Fund                                          0.25%
          ---------------------------------------------------------- --------------------------------------
          Life Vision Growth and Income Fund                                          0.25%
          ---------------------------------------------------------- --------------------------------------
          Life Vision Moderate Growth Fund                                            0.25%
          ---------------------------------------------------------- --------------------------------------
          Limited-Term Federal Mortgage Securities Fund                               0.65%
          ---------------------------------------------------------- --------------------------------------
          Maryland Municipal Bond Fund                                                0.65%
          ---------------------------------------------------------- --------------------------------------
          Mid-Cap Equity Fund                                                         1.15%
          ---------------------------------------------------------- --------------------------------------
          Mid Cap Value Equity Fund                                                   1.25%
          ---------------------------------------------------------- --------------------------------------
          Prime Quality Money Market Fund                                             0.65%
          ---------------------------------------------------------- --------------------------------------
          Short-Term Bond Fund                                                        0.65%
          ---------------------------------------------------------- --------------------------------------
          Short-Term U.S. Treasury Securities Fund                                    0.65%
          ---------------------------------------------------------- --------------------------------------
          Small Cap Growth Stock Fund                                                 1.15%
          ---------------------------------------------------------- --------------------------------------
          Small Cap Value Equity Fund                                                 1.15%
          ---------------------------------------------------------- --------------------------------------
          Strategic Income Fund                                                       0.85%
          ---------------------------------------------------------- --------------------------------------
          Tax-Exempt Money Market Fund                                                0.55%
          ---------------------------------------------------------- --------------------------------------
          Tax Sensitive Growth Stock Fund                                             1.15%
          ---------------------------------------------------------- --------------------------------------
          U.S. Government Securities Fund                                             0.74%
          ---------------------------------------------------------- --------------------------------------
          U.S. Government Securities Money Market Fund                                0.65%
          ---------------------------------------------------------- --------------------------------------
          U.S. Treasury Money Market Fund                                             0.65%
          ---------------------------------------------------------- --------------------------------------
          Value Income Stock Fund                                                     0.80%
          ---------------------------------------------------------- --------------------------------------
          Vantage Fund                                                                1.60%
          ---------------------------------------------------------- --------------------------------------
          Virginia Intermediate Municipal Bond Fund                                   0.65%
          ---------------------------------------------------------- --------------------------------------
          Virginia Municipal Bond Fund                                                0.65%
          ---------------------------------------------------------- --------------------------------------
          Virginia Tax-Free Money Market Fund                                         0.40%
          ---------------------------------------------------------- --------------------------------------


For the period from commencement of operations to the fiscal periods ended May 31, 2002, 2001, and 2000, the Trust paid the following advisory fees:


------------------------------------------------------------------------------------------------------------------------------------
                                                          FEES PAID ($)                              FEES WAIVED ($)
--------------------------------------- ---------------------------------------------------  ---------------------------------------
            FUND                             2002                2001              2000          2002         2001          2000
--------------------------------------- ---------------------------------------------------  ---------------------------------------
Balanced Fund                             2,772,000           2,637,000         2,779,000       85,000       113,000       335,000
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                16,284,000          16,198,000        21,951,000      288,000       458,000     1,750,000
------------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                823,000             665,000           650,000       61,000        67,000       130,000
------------------------------------------------------------------------------------------------------------------------------------



                                                                    S-31

------------------------------------------------------------------------------------------------------------------------------------
                                                          FEES PAID ($)                              FEES WAIVED ($)
--------------------------------------- ---------------------------------------------------  ---------------------------------------
              FUND                           2002                2001              2000          2002         2001          2000
--------------------------------------- ---------------------------------------------------  ---------------------------------------
Georgia Tax-Exempt Bond Fund                666,000             558,000           524,000       50,000        58,000       113,000
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                    8,312,000           8,959,000         7,269,000            0             0         1,000
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund #                          241,000              56,000             3,000       56,000        13,000         3,000
------------------------------------------------------------------------------------------------------------------------------------
Information and Technology Fund             772,000           1,536,000           469,000            0         5,000        69,000
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                 2,389,000           3,245,000         6,533,000            0         6,000        18,000
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund           1,970,000           2,465,000         1,359,000      208,000       261,000       190,000
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                6,721,000           6,616,000         7,739,000      196,000       284,000       798,000
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund     1,286,000           1,094,000         1,176,000       59,000        64,000       109,000
------------------------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth Fund           23,000              14,000            11,000       45,000        36,000        31,000
------------------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and Income Fund           59,000              43,000            18,000       69,000        52,000        40,000
------------------------------------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund            111,000             100,000           111,000       94,000        85,000       102,000
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage
Securities Fund                             801,000             676,000           742,000       67,000        81,000       162,000
------------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                280,000             190,000           186,000       39,000        33,000        42,000
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                       2,196,000           2,315,000         2,763,000       49,000        77,000       191,000
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                   627,000                *                 *          55,000          *             *
------------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund          31,332,000          27,738,000        21,362,000    6,382,000     6,020,000     6,310,000
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                      1,755,000           1,214,000         1,110,000      138,000       120,000       185,000
------------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund                             864,000             552,000           347,000       88,000       73,000         88,000
------------------------------------------------------------------------------------------------------------------------------------



                                                                      S-32

------------------------------------------------------------------------------------------------------------------------------------
                                                          FEES PAID ($)                              FEES WAIVED ($)
--------------------------------------- ---------------------------------------------------  ---------------------------------------
              FUND                           2002                2001              2000          2002         2001          2000
--------------------------------------- ---------------------------------------------------  ---------------------------------------
Small Cap Growth Stock Fund               6,800,000           6,063,000         3,384,000            0        50,000        84,000
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund               5,714,000           3,005,000         3,363,000            0        21,000        76,000
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                       171,000                *                 *          23,000          *             *
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund              5,338,000           4,695,000         3,098,000    1,172,000     1,084,000     1,060,000
------------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund           6,100,000          10,376,000         6,855,000            0        93,000       399,000
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund           1,422,000             981,000           670,000       65,000        59,000        88,000
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
Money Market Fund                         5,955,000           4,023,000         2,564,000      957,000       683,000       537,000
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund           4,771,000           4,320,000         4,236,000      766,000       741,000       855,000
------------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                   6,380,000           7,155,000        13,106,000            0             0             0
------------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                                 52,000               *                *             3,000          *             *
------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate
Municipal Bond Fund                       1,296,000           1,289,000         1,551,000            0        62,000             0
------------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                448,000             378,000           280,000            0         6,000        20,000
------------------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund       1,399,000           1,102,000         1,184,000            0             0         4,000
------------------------------------------------------------------------------------------------------------------------------------

* Not in operation during the period.
# Prior to March 28, 2000, advisory fees were paid by the predecessor to this Fund pursuant to an agreement between the ESC Strategic Funds and SunTrust Equitable Securities Corporation. The amounts listed for 2000 represent the advisory fees paid to and/or waived by Equitable Securities Corporation for the fiscal periods ending March 28, 2000.


THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus

Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Variable Trust, Turner Funds and UAM Funds Trust.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated May 29, 1995, as amended. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days' written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

For the period from commencement of operations to the fiscal periods ended May 31, 2002, 2001, and 2000, the Funds paid the following administrative fees:

-------------------------------------------------- -------------------------------------------- -------------------------------
                       FUND                                        FEES PAID ($)                        FEES WAIVED ($)
-------------------------------------------------- -------------------------------------------- -------------------------------
                                                       2002           2001            2000         2002       2001      2000
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Balanced Fund                                        207,000         203,000        232,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Capital Appreciation Fund                            993,000        1,013,000      1,458,000        0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Florida Tax-Exempt Bond Fund                          94,000         79,000          85,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Georgia Tax-Exempt Bond Fund                          76,000         66,000          69,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Growth and Income Fund                               636,000         697,000        572,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
High Income Fund #                                    25,000          6,000            0            0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Information and Technology Fund                       48,000         98,000          35,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Investment Grade Bond Fund                           644,000         652,000        817,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Investment Grade Tax-Exempt Bond Fund                125,000        110,000        123,000          0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
International Equity Fund                            132,000         182,000        371,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
International Equity Index Fund                      167,000         212,000        122,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Life Vision Aggressive Growth Fund                    19,000         14,000          18,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Life Vision Growth and Income Fund                    35,000         27,000          17,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Life Vision Moderate Growth Fund                      57,000         52,000          56,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Limited-Term Federal Mortgage Securities Fund         92,000        82,000          98,000          0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Maryland Municipal Bond Fund                          34,000         24,000          25,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Mid-Cap Equity Fund                                  134,000         146,000        181,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Mid Cap Value Equity Fund                             37,000           *              *             0           *         *
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Prime Quality Money Market Fund                     3,999,000       3,633,000      3,012,000        0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Short-Term Bond Fund                                 201,000         144,000        141,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Short-Term U.S. Treasury Securities Fund             101,000        67,000          47,000          0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Small Cap Growth Stock Fund                          407,000         372,000        218,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Small Cap Value Equity Fund                          342,000         184,000        212,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Strategic Income Fund                                 16,000           *              *             0           *         *
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Tax-Exempt Money Market Fund                         816,000         735,000        535,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Tax Sensitive Growth Stock Fund                      366,000         637,000        446,000         0           0         0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------



                                      S-34


-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
U.S. Government Securities Fund                      138,000         98,000          73,000         0          0          0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
U.S. Government Securities Money Market Fund         733,000        506,000        337,000          0          0          0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
U.S. Treasury Money Market Fund                      587,000         545,000        579,000         0          0          0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Value Income Stock Fund                              549,000         626,000       1,154,000        0          0          0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Vantage Fund                                           2,000            *              *            0          *          *
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Virginia Intermediate Municipal Bond Fund            138,000        145,000        170,000          0          0          0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Virginia Municipal Bond Fund                          47,000         41,000          36,000         0          0          0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------
Virginia Tax Free Money Market Fund                  241,000         193,000        212,000         0          0          0
-------------------------------------------------- ------------- -------------- --------------- ---------- --------- ----------

*  Not in operation during the period.
# Prior to March 28, 2000, administration fees were paid by the predecessor to this Fund pursuant to an agreement between the ESC Strategic Funds, Inc. and BISYS Fund Services. The amounts listed for 2000 represent the administration fees paid to and/or waived by Equitable Securities Corporation for the fiscal years ending March 28, 2000.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated May 29, 1992 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor will receive no compensation for distribution of Trust Shares. In addition, the Investor Shares of the Funds have a distribution plan (the "Investor Plan"), and the Flex Shares of the Funds have a distribution and service plan (the "Flex Plan").

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.


For the period from commencement of operations to the fiscal years ended May 31, 2002, 2001 and 2000, the aggregate sales charge payable to the Distributor with respect to the Investor Shares of the Funds were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                               AGGREGATE SALES CHARGE                     AMOUNT RETAINED
                FUND                                         PAYABLE TO DISTRIBUTOR ($)                  BY DISTRIBUTOR ($)
----------------------------------------------------------------------------------------------------------------------------------
                                                       2002            2001         2000           2002         2001        2000
----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                         23,000          25,000       36,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                            1,220,000       1,539,000    1,984,000          0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                           5,000           5,000        6,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                           5,000           5,000        6,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                95,000          104,000      100,000           0            0           0
----------------------------------------------------------------------------------------------------------------------------------



                                                                  S-35

----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                             25,000          23,000       41,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund                       15,000          11,000       19,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                            94,000          91,000       129,000           0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund                 84,000          83,000       96,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund          3,000           2,000        4,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                   47,000          57,000       72,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund                      3,842,000       3,431,000    1,973,000          0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund                           128,000         163,000      56,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                  11,000           4,000        4,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund               5,000           4,000        5,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                          336,000         269,000      194,000           0            0           0
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                       28,000           8,000        8,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Money Market Fund          364,000         177,000      108,000           0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                               256,000         293,000      504,00            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund              9,000          10,000       11,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund                   399,000         266,000      51,000            0            0           0
----------------------------------------------------------------------------------------------------------------------------------


The following table shows the amount of front-end sales charge that is paid to Investment Consultants (Dealers) as a percentage of the offering price of Investor Shares:




------------------------------------------------------------------------------------------------------------------------------------
                                                                   DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
                                                           LESS THAN        $100,000 BUT             $250,000 BUT        $1,000,000
                    FUND(S)                                 $100,000     LESS THAN $250,000      LESS THAN $1,000,000     AND OVER
------------------------------------------------------------------------------------------------------------------------------------
Balanced, Capital Appreciation, Florida Tax-Exempt
Bond,  Georgia  Tax-Exempt Bond, Growth and Income
Fund,  Information and  Technology,  International
Equity,  International  Equity  Index,  Investment            3.75%            3.25%                      2.50%              1.50%
Grade  Bond,  Investment  Grade  Tax-Exempt  Bond,
Mid-Cap Equity,  Small Cap Value Equity, Small Cap
Growth Stock, U.S.  Government  Securities,  Value
Income Stock, and Virginia Intermediate  Municipal
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund                 2.50%            1.75%                      1.25%                 0%
------------------------------------------------------------------------------------------------------------------------------------


                                                                    S-36

------------------------------------------------------------------------------------------------------------------------------------
                                                                   DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                          2.00%            1.50%                      1.00%                 0%
------------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund                      1.00%            0.79%                      0.50%                 0%
------------------------------------------------------------------------------------------------------------------------------------


For the fiscal years ended May 31, 2002, 2001 and 2000, the aggregate sales charge payable to the Distributor with respect to the Flex Shares of the Funds were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                               AGGREGATE SALES CHARGE                     AMOUNT RETAINED
                FUND                                         PAYABLE TO DISTRIBUTOR ($)                  BY DISTRIBUTOR ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                        2002            2001         2000           2002         2001        2000
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                          707,000         626,000      765,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                             1,067,000       1,138,000    1,528,000          0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                           177,000         104,000      127,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                           157,000         102,000      113,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                 837,000         658,000      497,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                                       315,000         86,000        4,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Information and Technology Fund                        154,000         254,000      52,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                              69,000          73,000       146,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund                        41,000          40,000       32,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                             328,000         200,000      249,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund                  227,000         155,000      163,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund          69,000          16,000       22,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                           190,000         72,000       75,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                    132,000         134,000      139,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                              13,000             *            *              0            0           0
------------------------------------------------------------------------------------------------------------------------------------


                                                                           S-37

------------------------------------------------------------------------------------------------------------------------------------
                                                               AGGREGATE SALES CHARGE                     AMOUNT RETAINED
                FUND                                         PAYABLE TO DISTRIBUTOR ($)                  BY DISTRIBUTOR ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                        2002            2001         2000           2002         2001        2000
------------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund                        63,000          24,000       14,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                   169,000         33,000       21,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund               441,000         93,000       56,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund                            256,000         253,000      112,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund                            172,000         86,000       139,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                                  106,000            *            *              0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund                       1,945,000       2,828,000    1,867,000          0            0           0
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                        314,000         99,000       104,000           0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                                602,000         672,000     1,321,000          0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                                            1,000             *            *              0            0           0
------------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                           114,000         58,000       62,000            0            0           0
------------------------------------------------------------------------------------------------------------------------------------

*  Not in operation during the period.


INVESTOR SHARES AND FLEX SHARES DISTRIBUTION PLANS

The Distribution Agreement and the Investor Plan adopted by the Trust provide that Investor Shares of the Funds will pay the Distributor fees of up to the following respective levels:



                      -------------------------------------------------- --------------------------
                      FUND:                                              DISTRIBUTION FEE:
                      -------------------------------------------------- --------------------------
                      Balanced Fund                                      0.28%
                      -------------------------------------------------- --------------------------
                      Capital Appreciation Fund                          0.68%
                      -------------------------------------------------- --------------------------
                      Florida Tax-Exempt Bond Fund                       0.18%
                      -------------------------------------------------- --------------------------
                      Georgia Tax-Exempt Bond Fund                       0.18%
                      -------------------------------------------------- --------------------------
                      Growth and Income Fund                             0.25%
                      -------------------------------------------------- --------------------------


                                                S-38

                      -------------------------------------------------- --------------------------
                      International Equity Index Fund                    0.38%
                      -------------------------------------------------- --------------------------
                      International Equity Fund                          0.33%
                      -------------------------------------------------- --------------------------
                      Investment Grade Bond Fund                         0.43%
                      -------------------------------------------------- --------------------------
                      Investment Grade Tax-Exempt Bond Fund              0.43%
                      -------------------------------------------------- --------------------------
                      Limited-Term Federal Mortgage Securities Fund      0.23%
                      -------------------------------------------------- --------------------------
                      Mid-Cap Equity Fund                                0.43%
                      -------------------------------------------------- --------------------------
                      Prime Quality Money Market Fund                    0.20%
                      -------------------------------------------------- --------------------------
                      Short-Term Bond Fund                               0.23%
                      -------------------------------------------------- --------------------------
                      Short-Term U.S. Treasury Securities Fund           0.18%
                      -------------------------------------------------- --------------------------
                      Small Cap Growth Stock Fund                        0.50%
                      -------------------------------------------------- --------------------------
                      Tax-Exempt Money Market Fund                       0.15%
                      -------------------------------------------------- --------------------------
                      U.S. Government Securities Money Market Fund       0.17%
                      -------------------------------------------------- --------------------------
                      U.S. Government Securities Fund                    0.38%
                      -------------------------------------------------- --------------------------
                      Value Income Stock Fund                            0.33%
                      -------------------------------------------------- --------------------------
                      Virginia Intermediate Municipal Bond Fund          0.15%
                      -------------------------------------------------- --------------------------
                      Virginia Tax-Free Money Market Fund                0.40%
                      -------------------------------------------------- --------------------------


The Distribution Agreement and the Flex Plan adopted by the Trust provide that Flex Shares of each applicable Fund will pay the Distributor a fee of up to .75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to Investor Shares or Flex Shares Shareholders or their customers who beneficially own Investor Shares or Flex Shares. In addition, Flex Shares are subject to a service fee of up to .25% of the average daily net assets of the Flex Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding Shareholder communications from the Trust (such as proxies, Shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the Investor Plan and the Flex Plan in each case in accordance with the provisions of Rule 12b-1 under the 1940 Act, which Rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Investor Plan and the Flex Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The Investor Plan and the Flex Plan require that quarterly written reports of amounts spent under the Investor Plan and the Flex Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Investor Plan and the Flex Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of Flex Shares, but Flex Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement and the Flex Plan, Flex Shares are subject to an ongoing distribution and service fee calculated on each of the Bond Funds', Tax-Exempt Bond Funds', Equity Funds' and Balanced Fund's aggregate average daily net assets attributable to its Flex Shares.



For the fiscal years ended May 31, 2002, 2001 and 2000, the Funds paid the following amounts pursuant to the Investor Plan:

--------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION FEES - AMOUNT PAID OR REIMBURSED ($)
                                                   -----------------------------------------------------
                  FUND                                      2002            2001         2000
--------------------------------------------------------------------------------------------------------
Balanced Fund                                               7,000           9,000       19,000
--------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                 1,061,000       1,343,000    1,686,000
--------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                               (7,000)*           0            0
--------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                               (7,000)*           0            0
--------------------------------------------------------------------------------------------------------
Growth and Income Fund                                     26,000          33,000       50,000
--------------------------------------------------------------------------------------------------------
International Equity Fund                                   6,000           7,000       28,000
--------------------------------------------------------------------------------------------------------
International Equity Index Fund                             2,000             0          7,000
--------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                                 59,000          54,000       91,000
--------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund                      62,000          60,000       74,000
--------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund             (10,000)*           0          1,000
--------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                        27,000          36,000       53,000
--------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund                           3,407,000       2,911,000    1,653,000
--------------------------------------------------------------------------------------------------------


                                      S-40

--------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                       (4,000)            0            0
--------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund                   (8,000)*           0            0
--------------------------------------------------------------------------------------------------------
Small Cap Growth Stock                                     58,000          80,000       32,000
--------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                               264,000         204,000      145,000
--------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                            17,000             0            0
--------------------------------------------------------------------------------------------------------
U.S. Government Securities Money Market Fund               292,000         132,000      77,000
--------------------------------------------------------------------------------------------------------
Value Income Stock Fund                                    233,000         268,000      502,000
--------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund                 (12,000)*           0            0
--------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund                        167,000         100,000      26,000
--------------------------------------------------------------------------------------------------------

*  The Distributor reimbursed the Funds for other expenses.




For the fiscal years ended May 31, 2002, 2001 and 2000, the Funds paid the following amounts pursuant to the Flex Plan:

--------------------------------------------------------------------------------------------------
                                                            DISTRIBUTION FEES - AMOUNT PAID ($)
                                                        ------------------------------------------
                FUND                                         2002           2001         2000
--------------------------------------------------------------------------------------------------
Balanced Fund                                              677,000         596,000      727,000
--------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                 1,047,000       1,102,000    1,483,000
--------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                               111,000         60,000       74,000
--------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                               99,000          59,000       66,000
--------------------------------------------------------------------------------------------------
Growth and Income Fund                                     648,000         515,000      371,000
--------------------------------------------------------------------------------------------------
High Income Fund                                           167,000         36,000        2,000
--------------------------------------------------------------------------------------------------
Information and Technology Fund                            104,000         204,000      51,000
--------------------------------------------------------------------------------------------------
International Equity Fund                                  42,000          65,000       118,000
--------------------------------------------------------------------------------------------------
International Equity Index Fund                            25,000          38,000       20,000
--------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                                 254,000         147,000      184,000
--------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund                      184,000         120,000      125,000
--------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund              26,000             0            0
--------------------------------------------------------------------------------------------------


                                                     S-41

--------------------------------------------------------------------------------------------------
                                                            DISTRIBUTION FEES - AMOUNT PAID ($)
                                                        ------------------------------------------
                FUND                                         2002           2001         2000
--------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                               169,000         55,000       57,000
--------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                        106,000         112,000      127,000
--------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                                   4,000             *            *
--------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund                            59,000          15,000        8,000
--------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                       74,000           5,000          0
--------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund                   159,000         21,000        9,000
--------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund                                231,000         230,000      95,000
--------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund                                136,000         56,000       103,000
--------------------------------------------------------------------------------------------------
Strategic Income Fund                                      59,000             *            *
--------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund                           1,844,000       2,732,000    1,796,000
--------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                            260,000         71,000       56,000
--------------------------------------------------------------------------------------------------
Value Income Stock Fund                                    581,000         645,000     1,298,000
--------------------------------------------------------------------------------------------------
Vantage Fund                                                  0               *            *
--------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                               94,000          41,000       36,000
--------------------------------------------------------------------------------------------------

*  Not in operation during the period.



Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling Investor and Flex shares, unless otherwise agreed upon by the Distributor and such broker-dealer.

----------------------------------------------------------------------------------------------------------------------------------
                                                   ANNUAL PAYOUT   INITIAL PAYMENT   ANNUAL FIRST YEAR PAYOUT   ANNUAL PAYOUT
                                                12(B)-1 EFFECTIVE     - AT TIME         12(B)-1 EFFECTIVE     12(B)-1 EFFECTIVE
                   FUND                      IMMEDIATELY (INVESTOR) OF SALE (FLEX)      IMMEDIATELY (FLEX)    13TH MONTH (FLEX)
----------------------------------------------------------------------------------------------------------------------------------
                 EQUITY
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                   0.35%            0.25%                    0.50%              0.65%
----------------------------------------------------------------------------------------------------------------------------------
Balanced                                               0.20%            0.25%                    0.50%              0.65%
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income                                      0.20%            0.25%                    0.45%              0.60%
----------------------------------------------------------------------------------------------------------------------------------
Information and Technology                              N/A             0.25%                    0.50%              0.65%
----------------------------------------------------------------------------------------------------------------------------------
International Equity                                   0.25%            0.25%                    0.45%              0.60%
----------------------------------------------------------------------------------------------------------------------------------
International Equity Index                             0.30%            0.25%                    0.40%              0.50%
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity                                         0.30%            0.25%                    0.45%              0.60%
----------------------------------------------------------------------------------------------------------------------------------



                                                                         S-42

----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity                                    N/A             0.25%                    0.45%              0.60%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock                                 0.35%            0.25%                    0.50%              0.65%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity                                  N/A             0.25%                    0.45%              0.60%
----------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock                              N/A             0.25%                    0.45%              0.60%
----------------------------------------------------------------------------------------------------------------------------------
Value Income Stock                                     0.20%            0.25%                    0.50%              0.65%
----------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                                            N/A             0.25%                    0.40%              0.60%
----------------------------------------------------------------------------------------------------------------------------------
             FIXED INCOME
----------------------------------------------------------------------------------------------------------------------------------
High Income                                             N/A             0.25%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond                                0.10%            0.15%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond                                0.10%            0.15%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond                                  0.20%            0.20%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond                       0.20%            0.20%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------
Limited Term Federal Mortgage Securities               0.15%            0.15%                    0.20%              0.25%
----------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond                                 N/A             0.15%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond                                        0.15%            0.10%                    0.20%              0.25%
----------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities                    0.10%            0.10%                    0.20%              0.25%
----------------------------------------------------------------------------------------------------------------------------------
Strategic Income                                        N/A             0.25%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                             0.15%            0.20%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond                   0.10%             N/A                      N/A                N/A
----------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond                                 N/A             0.15%                    0.20%              0.30%
----------------------------------------------------------------------------------------------------------------------------------

*Initial Front End Sales Charge for Investor Share Class ranges from 3.75% maximum to .50% depending on Fund and breakpoints (outlined in prospectus).



THE TRANSFER AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779 serves as the Trust's transfer agent.

THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for all of the Funds except for the International Equity, International Equity Index and Strategic Income Funds. The Bank of New York, One Wall Street, New York, NY 10286 serves as custodian for the International Equity, International Equity Index and Strategic Income Funds.


INDEPENDENT PUBLIC ACCOUNTANTS

For the fiscal year ended May 31, 2002, PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, PA 19103, served as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's nineteen funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

THOMAS  GALLAGHER  (11/25/47)  -  Trustee -  President,  Genuine  Parts  Company
Wholesale  Distribution,   1970  to  the  present;  Director,  National  Service
Industries; Director, Oxford Industries.

F. WENDELL GOOCH (12/03/32) - Trustee - Retired. President, Orange County Publishing Co., Inc., 1981 to 1997; Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican, 1981 to 1997; President, H & W Distribution, Inc., 1984 to 1997; Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds; Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

JAMES O. ROBBINS (7/04/42) - Trustee - President and Chief Executive Officer, Cox Communications, Inc., 1983 to the present; Director, NCR; Director, Cox Communications.

JONATHAN T. WALTON (3/28/30) - Trustee - Retired. Executive Vice President, NBD Bank, N.A. and NBD Bancorp, October 1956 to March 1995; Trustee, W.K. Kellogg Trust.


RICHARD W. COURTS, II (1/18/36) - Trustee* - Chairman of the Board, Atlantic Investment Company, 1970 to the present.

CLARENCE H. RIDLEY (6/03/42) - Trustee* - Chairman of the Board; Haverty Furniture Companies, 2001 to the present; Partner, King and Spaulding LLP (law firm), 1971 to 2000.

* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because his former law firm has a material business relationship with the parent to the Adviser.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty-two times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Trust has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting , the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's  profitability from its Fund-related  operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreements for another year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


---------------------- ---------------------------------------------------------------- ------------------------------
                                                                                          AGGREGATE DOLLAR RANGE
                                                                                                OF SHARES
         NAME                         DOLLAR RANGE OF FUND SHARES (FUND)*                       (ALL FUNDS)*
---------------------- ---------------------------------------------------------------- ------------------------------
                                None (Balanced Fund)
                                $8,046 (Capital Appreciation Fund)
                                None (Florida Tax-Exempt Bond Fund)
                                None (Georgia Tax-Exempt Bond Fund)
                                $3,940 (Growth and Income Fund)
                                None (High Income Fund)
                                $7,120 (Information and Technology Fund)
                                None (Investment Grade Bond Fund)
                                None (Investment Grade Tax-Exempt Bond Fund)
                                None (International Equity Fund)
                                None (International Equity Index Fund)
                                None (Life Vision Aggressive Growth Fund)
                                None (Life Vision Growth and Income Fund)
                                None (Life Vision Moderate Growth Fund)
                                None (Limited-Term Federal Mortgage Securities
                                  Fund)
         Courts,                None (Maryland Municipal Bond Fund)
Gallagher, Gooch,               None (Mid-Cap Equity Fund)                                         $61,940
Ridley, Robbins, and            None (Mid Cap Value Equity Fund)
Walton                          $33 (Prime Quality Money Market Fund)
                                None (Short-Term Bond Fund)
                                None (Short-Term U.S. Treasury Securities Fund)
                                $9,802 (Small Cap Value Equity Fund)
                                $8,620 (Small Cap Growth Stock Fund)
                                None (Strategic Income Fund)
                                None (Tax-Exempt Money Market Fund)
                                $11,781 (Tax Sensitive Growth Stock Fund)
                                None (U.S. Government Securities Fund)
                                None (U.S. Government Securities Money Market
                                  Fund)
                                None (U.S. Treasury Money Market Fund)
                                $12,598 (Value Income Stock Fund)
                                None (Vantage Fund)
                                None (Virginia Intermediate Municipal Bond Fund)
                                None (Virginia Municipal Bond Fund)
                                None (Virginia Tax-Free Money Market Fund)
---------------------- ---------------------------------------------------------------- ------------------------------

*Valuation date is December 31, 2001.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

-------------------------------- ----------------- ------------------------- ------------------- -----------------------------------
   NAME OF PERSON AND POSITION       AGGREGATE       PENSION OR RETIREMENT     ESTIMATED ANNUAL       TOTAL COMPENSATION FROM THE
                                   COMPENSATION    BENEFITS ACCRUED AS PART     BENEFITS UPON          TRUST AND FUND COMPLEX*
                                                        OF FUND EXPENSES         RETIREMENT
-------------------------------- ----------------- ------------------------- ------------------- -----------------------------------
Richard W. Courts, II, Trustee1        $17,000               N/A                      N/A         $18,000 for services on two boards
------------------------------------------------------------------------------------------------------------------------------------
Thomas Gallagher, Trustee              $38,000               N/A                      N/A         $40,000 for services on two boards
------------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, Trustee              $36,000               N/A                      N/A         $38,000 for services on two boards
------------------------------------------------------------------------------------------------------------------------------------
Wilton Looney, Trustee2                $1,500                N/A                      N/A         $2,000 for services on two boards
------------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley, Trustee1           $17,500               N/A                      N/A         $18,500 for services on two boards
------------------------------------------------------------------------------------------------------------------------------------
James Robbins, Trustee                 $34,500               N/A                      N/A         $36,500 for services on two boards
------------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton, Trustee            $34,500               N/A                      N/A         $36,500 for services on two boards
------------------------------------------------------------------------------------------------------------------------------------

* The Trust is one of two investment companies in the "Fund Complex," in addition to the STI Classic Variable Trust.
(1) Messrs. Courts and Ridley were appointed as Trustees on November 13, 2001.
(2) Mr. Looney retired on August 21, 2001.


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of some or all of the following: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Variable Trust, Turner Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II., each of which is an open-end management investment company managed by SEI Investments Global Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.


JAMES R. FOGGO (06/30/64) - President - Vice President and Assistant Secretary of SEI Investments since 1998; Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999; Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998; Associate, Baker & McKenzie (law firm), 1995 to 1998; Associate, Battle Fowler L.L.P. (law firm), 1993 to 1995; Operations Manager, The Shareholder Services Group, Inc., 1986 to 1990.

JENNIFER E. SPRATLEY, CPA (02/13/69) - Treasurer and Chief Financial Officer - Director, SEI Funds Accounting since November 1999; Audit Manager, Ernst & Young LLP, 1991 to 1999.

LYDIA GAVALIS (06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998; Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989 to 1998.

TIMOTHY D. BARTO (03/28/68) - Vice President and Secretary - Employed by SEI Investments since October 1999; Vice President and Assistant Secretary of the Administrator and Distributor since December 1999; Associate, Dechert Price & Rhoads, 1997 to 1999; Associate, Richter, Miller & Finn, 1994 to 1997.

TODD B. CIPPERMAN (02/14/66) - Vice President and Assistant Secretary - Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000; Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995 to 2000; Associate, Dewey Ballantine (law firm), 1994 to 1995; Associate, Winston & Strawn (law firm), 1991 to 1994.

CHRISTINE M. MCCULLOUGH (12/02/60) - Vice President and Assistant Secretary - Employed by SEI Investments since November 1, 1999; Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999; Associate, White & Williams LLP, 1991 to 1999; Associate, Montgomery, McCracken, Walker & Rhoads, 1990 to 1991.

WILLIAM E. ZITELLI, JR. (06/14/68) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000; Vice President, Merrill Lynch & Co. Asset Management Group, 1998 to 2000; Associate, Pepper Hamilton LLP, 1997 to 1998; Associate, Reboul, MacMurray, Hewitt, Maynard & Kristol, 1995 to 1997.

SHERRY KAJDAN VETTERLEIN (06/22/62) - Vice President & Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since January 2001; Shareholder/Partner, Buchanan Ingersoll Professional Corporation, 1992 to 2000.


JOHN C. MUNCH (05/07/71) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001; Associate at Howard Rice Nemorvoski Canady Falk & Rabkin, 1998 to 2001; Associate at Seward & Kissel, 1996 to 1998.

JOSIE C. ROSSON (03/23/53) - Vice President and Assistant Secretary - Vice President and Compliance Officer of Trusco Capital Management, Inc. since March 2000; Vice President and Compliance Officer of Crestar Bank, 1998 to 2000; Vice President and Compliance Officer of Signet Banking Corporation, 1994 to 1998.


PERFORMANCE INFORMATION


From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

The performance of the Trust's Investor Shares and Flex Shares will normally be lower than for Trust Shares because Investor Shares and Flex Shares are subject to distribution, service, and certain transfer agent fees not charged to Trust
Shares. Because of their differing distribution expense arrangements, the performance of Flex Shares in comparison to Investor Shares will vary depending upon the investor's investment time horizon.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.


COMPUTATION OF YIELD

SEVEN-DAY YIELD

The current yield of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation (the "base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1)365/7] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The Tax-Exempt Money Market Fund's "tax equivalent yield" and "tax equivalent effective yield" are calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. Tax-exempt yield is calculated according to the same formula except that E equals the interest exempt from federal income tax earned during the period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:





                   TAX EQUIVALENT YIELD  =  (E) +T ( 1-P)

                   E = the portion of the yield which is tax-exempt P = stated income tax rate
                   T = the portion of the yield which is taxable



For the seven-day period ended May 31, 2002, the Money Market Funds' current effective and tax equivalent yields were as follows:

-------------------------------------------------------------------------------------------------------
                                                         SEVEN-DAY    SEVEN-DAY TAX   SEVEN-DAY TAX
                               CLASS OF    SEVEN-DAY     EFFECTIVE     EQUIVALENT      EQUIVALENT
          FUND                  SHARES      YIELD (%)     YIELD (%)     YIELD (%)   EFFECTIVE YIELD (%)
-------------------------------------------------------------------------------------------------------
Prime Quality Money             Trust         1.49         1.50            N/A             N/A
Market Fund                 ---------------------------------------------------------------------------
                                Investor      1.31         1.32            N/A             N/A
-------------------------------------------------------------------------------------------------------
Tax-Exempt Money                Trust         0.99         1.00           1.61            1.63
Market Fund                 ---------------------------------------------------------------------------
                                Investor      0.87         0.87           1.42            1.42
-------------------------------------------------------------------------------------------------------
U.S. Government                 Trust         1.46         1.47            N/A             N/A
Securities Money Market     ---------------------------------------------------------------------------
Fund                            Investor      1.31         1.32            N/A             N/A
-------------------------------------------------------------------------------------------------------
U.S. Treasury Money             Trust         1.28         1.29            N/A             N/A
Market Fund
-------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money         Trust         1.08         1.08           1.76            1.76
Market Fund                 ---------------------------------------------------------------------------
                                Investor      0.90         0.91           1.47            1.48
-------------------------------------------------------------------------------------------------------


The yields of these Funds fluctuate, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

30-DAY YIELD

The Bond, Short-Term U.S. Treasury, Tax-Exempt Bond, Equity Funds and Life Vision Funds may advertise a 30-day yield. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


For the 30-day period ended May 31, 2002, yields on the Funds other than the money market funds were as follows:

  ------------------------------------------------------- ------------------------------------- ------------------------------
  FUND                                                    CLASS OF SHARES                       YIELD (%)
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Balanced Fund                                           Trust Shares                          1.77
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       1.41
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0.71
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Capital Appreciation Fund                               Trust Shares                          0
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       0
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Florida Tax-Exempt Bond Fund                            Trust Shares                          3.33
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       3.01
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           2.64
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Georgia Tax-Exempt Bond Fund                            Trust Shares                          3.13
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       2.81
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           2.43
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Growth and Income Fund                                  Trust Shares                          0.71
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       0.50
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  High Income Fund                                        Trust Shares                          8.46
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           7.89
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Information and Technology Fund                         Trust Shares                          0
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  International Equity Fund                               Trust Shares                          0
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       0
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  International Equity Index Fund                         Trust Shares                          0
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       0
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Investment Grade Bond Fund                              Trust Shares                          5.49
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       4.89
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           4.60
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Investment Grade Tax-Exempt Bond Fund                   Trust Shares                          1.84
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       1.38
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0.96
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Limited-Term Federal Mortgage Securities Fund           Trust Shares                          4.69
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       4.25
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           4.16
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Maryland Municipal Bond Fund                            Trust Shares                          3.40
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           2.48
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Mid-Cap Equity Fund                                     Trust Shares                          0
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       0
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Mid Cap Value Equity Fund                               Trust Shares                          0.32
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Short-Term Bond Fund                                    Trust Shares                          4.08
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       3.78
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           3.56
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Short-Term U.S. Treasury Securities Fund                Trust Shares                          2.10
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       1.92
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           1.70
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Small Cap Growth Stock Fund                             Trust Shares                          0
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       0
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Small Cap Value Equity Fund                             Trust Shares                          0.69
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Strategic Income Fund                                   Trust Shares                          6.29
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           5.71
  ------------------------------------------------------- ------------------------------------- ------------------------------


                                      S-51

  ------------------------------------------------------- ------------------------------------- ------------------------------
  Tax Sensitive Growth Stock Fund                         Trust Shares                          0
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  U.S. Government Securities Fund                         Trust Shares                          5.11
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       4.52
                                                          ------------------------------------- ------------------------------
                                                           Flex Shares                           4.19
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Value Income Stock Fund                                 Trust Shares                          1.15
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       0.74
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0.03
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Vantage Fund                                            Trust Shares                          0
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Virginia Intermediate Municipal Bond Fund               Trust Shares                          3.28
                                                          ------------------------------------- ------------------------------
                                                          Investor Shares                       3.13
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Virginia Municipal Bond Fund                            Trust Shares                          3.58
                                                          ------------------------------------- ------------------------------
                                                          Flex Shares                           2.66
  ------------------------------------------------------- ------------------------------------- ------------------------------


  ------------------------------------------------------- ------------------------------------- ------------------------------
  LIFE VISION FUND                                        CLASS OF SHARES                       YIELD (%)
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Life Vision Aggressive Growth Fund                      Trust Shares                          0
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Life Vision Growth and Income Fund                      Trust Shares                          0.54
  ------------------------------------------------------- ------------------------------------- ------------------------------
  Life Vision Moderate Growth Fund                        Trust Shares                          0.85
  ------------------------------------------------------- ------------------------------------- ------------------------------


The Tax-Exempt Bond Funds' "tax equivalent yield" and "tax equivalent effective yield" are calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. Tax-exempt yield is calculated according to the same formula except that E equals the interest exempt from federal income tax earned during the period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

                    TAX EQUIVALENT YIELD  =  (E) +T(1-P)

                    E = the portion of the yield which is tax-exempt P = stated income tax rate
                    T = the portion of the yield which is taxable


Tax equivalent yields assume the payment of federal income taxes at a rate of 38.60%, for the Georgia Tax-Exempt Bond Fund, Georgia income taxes at a rate of 6.00%, for the Maryland Municipal Bond Fund, Maryland taxes at a rate of 4.80%, and for the Virginia Intermediate Municipal and Virginia Municipal Bond Funds, Virginia taxes at a rate of 5.75%.

For the 30-day period ended May 31, 2002, the tax-equivalent yields for the Trust Shares were as follows: for the Florida Tax-Exempt Bond Fund 5.37%, Georgia Tax-Exempt Bond Fund 5.65%, Investment Grade Tax-Exempt Bond Fund 3.00%, Maryland Municipal Bond Fund 6.01%, Virginia Intermediate Municipal Bond Fund 5.89%, and Virginia Municipal Bond Fund 6.43%.

For the 30-day period ended May 31, 2002, the tax-equivalent yields for the Investor Shares of the Tax-Exempt Funds were as follows: for the Florida Tax-Exempt Bond Fund 4.91%, Georgia Tax-Exempt Bond Fund 5.07%, Investment Grade Tax-Exempt Bond Fund 2.25%, and Virginia Intermediate Municipal Bond Fund 5.62%.

For the 30-day period ended May 31, 2002, the tax-equivalent yields for the Flex Shares of the Tax-Exempt Funds were as follows: for the, Florida Tax-Exempt Bond Fund 4.30%, Georgia Tax-Exempt Bond Fund 4.39%, Investment Grade Tax-Exempt Bond Fund 1.56% Maryland Municipal Bond Fund 4.38%, and Virginia Municipal Bond Fund 4.78%.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes) for each fund, and the total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Tax Sensitive Growth Stock Fund was as follows for the one-year, five-year, ten-year and since inception periods ended May 31, 2002.

----------------------------------------------------------------------------   -----------------------------------------------------
                                                                                         AVERAGE ANNUAL TOTAL RETURN (%)
----------------------------------------------------------------------------   -----------------------------------------------------
                                                                                                                           SINCE
                      FUND (INCEPTION DATE)                                      ONE YEAR     FIVE YEAR     TEN YEAR     INCEPTION
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Balanced Fund                        Trust Shares (01/03/94)                      (3.29)         7.29           *           9.08
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (01/03/94)                                   (7.21)         6.13           *           8.20
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (01/03/94)                                   (3.57)         6.95           *           8.70
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Share--With Sales Load (06/14/95)       (6.18)         6.14           *           8.71
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load
                                     (06/14/95)                                   (4.33)         6.14           *           8.71
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Capital Appreciation Fund            Trust Shares (07/01/92)                     (11.06)         7.32           *          11.53
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (06/09/92)                                  (14.99)         5.83           *          10.72
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (06/09/92)                                  (11.68)         6.65           *          11.15
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/01/95)     (13.79)         6.14           *          11.31
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load
                                     (06/01/95)                                  (12.05)         6.14           *          11.31
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Florida Tax-Exempt Bond Fund         Trust Shares (01/25/94)                       5.88          5.86           *           5.78
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (01/18/94)                                    1.70          4.83           *           5.08
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (01/18/94)                                    5.66          5.63           *           5.56
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/01/95)       3.15          5.14           *           5.06
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load
                                     (06/01/95)                                    5.15          5.14           *           5.06
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Georgia Tax-Exempt Bond Fund         Trust Shares (01/18/94)                       5.81          5.38           *           4.74
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (01/19/94)                                    1.66          4.37           *           4.07
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (01/19/94)                                    5.58          5.17           *           4.55
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/06/95)       3.07          4.67           *           4.53
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load
                                     (06/06/95)                                    5.07          4.67           *           4.53
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Growth and Income Fund               Trust Shares (09/26/92)                      (7.80)         7.05           *          11.43
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Load (05/07/93)       (11.42)         6.11           *          10.37
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Load (05/07/93)     (7.97)         6.93           *          10.84
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Load (04/05/95)           (10.52)         6.15           *          10.99
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Load (04/05/95)         (8.69)         6.15           *          10.99
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
High Income Fund                     Trust Shares (10/03/01)                        N/A           *             *            N/A
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (05/04/94)      (0.43)         1.16           *           3.04
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load
                                     (05/04/94)                                    1.46          1.16           *           3.04
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Information and Technology Fund      Trust Shares (09/30/99)                     (39.58)          *             *          (7.77)
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Load (01/24/00)           (41.42)          *             *          (8.62)
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Load (01/24/00)        (40.23)          *             *          (8.62)
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------



                                      S-54


----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
International Equity Fund            Trust Shares (12/01/95)                      (8.64)         0.33           *           9.17
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (01/02/96)                                  (12.29)        (0.80)          *           8.25
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (01/02/96)                                   (8.90)        (0.04)          *           8.81
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (01/02/96)     (11.42)        (0.75)          *           8.17
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load
                                     (01/02/96)                                   (9.61)        (0.75)          *           8.17
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
International Equity Index Fund      Trust Shares (06/06/94)                     (12.43)         2.84           *           4.19
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (06/06/94)                                  (15.92)         1.62           *           3.26
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (06/06/94)                                  (12.65)         2.40           *           3.76
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/08/95)     (15.00)         1.74           *           3.30
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load
                                     (06/08/95)                                  (13.27)         1.74           *           3.30
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Investment Grade Bond Fund           Trust Shares (07/16/92)                       5.18          6.29           *           6.27
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (06/11/92)                                    0.86          5.07           *           5.53
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (06/11/92)                                    4.81          5.88           *           5.94
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/07/95)       2.27          5.37           *           5.07
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares -Without Sales Load
                                     (06/07/95)                                    4.27          5.37           *           5.07
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Investment Grade Tax-Exempt          Trust Shares (10/21/93)                       7.15          6.50           *           6.30
Bond Fund                            ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (06/09/92)                                    2.74          5.23           *           6.51
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (06/09/92)                                    6.71          6.05           *           6.92
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/01/95)       4.21          5.54           *           5.55
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load
                                     (06/01/95)                                    6.21          5.54           *           5.55
----------------------------------------------------------------------------  ------------- ------------ ------------- -------------
Limited-Term Federal Mortgage        Trust Shares (06/06/94)                       7.53          6.32           *           6.31
Securities Fund                      ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load (07/18/94)   4.45          5.49           *           5.80
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (07/18/94)                                    7.16          6.04           *           6.15
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/07/95)       4.83          5.70           *           5.49
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (06/07/95)    6.83          5.70           *           5.49
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Maryland Municipal Bond Fund         Trust Shares (03/01/96)                       5.80          5.66           *           4.78
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (04/25/96)       2.84          4.73           *           4.71
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (04/25/96)    4.84          4.73           *           4.71
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Mid-Cap Equity Fund                  Trust Shares (02/02/94)                     (10.59)         4.06           *           8.30
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load
                                     (01/31/94)                                  (14.30)         2.80           *           7.29
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (01/31/94)                                  (11.00)         3.58           *           7.78
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares -With Sales Load (06/05/95)     (13.31)         2.96           *           7.02
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (06/05/95)  (11.54)         2.96           *           7.02
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------


                                      S-55

----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Mid Cap Value Equity Fund            Trust Shares (11/30/01)                        N/A           *             *            N/A
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares - With Sales Load (11/30/01)       N/A           *             *            N/A
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares - Without Sales Load (11/30/01)    N/A           *             *            N/A
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Prime Quality Money Market Fund      Trust Shares (06/08/02)                       2.29          4.65           *           4.41
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares (06/08/92)                    2.11          4.47           *           4.23
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares (10/04/99)                        1.36           *             *           3.40
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Short-Term Bond Fund                 Trust Shares (03/15/93)                       4.29          5.70           *           5.40
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load (03/22/93)   2.06          5.11           *           4.91
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (03/22/93)                                    4.19          5.53           *           5.15
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/20/95)       1.76          5.17           *           5.04
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (06/20/95)    3.75          5.17           *           5.04
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Short-Term U.S. Treasury             Trust Shares (03/15/93)                       4.69          5.46           *           5.05
Securities Fund                      ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load (03/18/93)   3.42          5.07           *           4.76
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (03/18/93)                                    4.44          5.28           *           4.88
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/22/95)       2.29          5.09           *           4.92
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (06/22/95)    4.29          5.09           *           4.92
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Small Cap Growth Stock Fund          Trust Shares (10/08/98)                      (5.55)          *             *          19.20
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load (12/12/99)  (9.38)          *             *          17.66
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (12/12/99)                                   (5.86)          *             *          18.90
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (10/08/98)      (8.36)          *             *          17.99
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (10/08/98)   (6.50)          *             *          17.99
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Small Cap Value Equity Fund          Trust Shares (01/31/97)                      20.06          9.32           *          15.93
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/06/97)      16.92          8.20           *          15.16
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (06/06/97)   18.92          8.20           *          15.16
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Strategic Income Fund                Trust Shares (11/30/01)                        N/A           *             *            N/A
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares - With Sales Load (11/30/01)       N/A           *             *            N/A
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares - Without Sales Load (11/30/01)    N/A           *             *            N/A
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Tax-Exempt Money Market Fund         Trust Shares (06/08/92)                       1.38          2.81           *           2.77
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares (06/08/92)                    1.26          2.69           *           2.65
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Tax Sensitive Growth Stock Fund      Trust Shares (12/11/98)                     (13.05)         4.47           *           9.00
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     AFTER-TAX ON DISTRIBUTIONS (TRUST SHARES)   (13.05)          N/A           *          (2.74)
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION
                                     (TRUST SHARES)                               (8.01)          N/A           *          (2.17)
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (12/15/98)     (15.70)         3.73           *           8.40
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (12/15/98)  (13.98)         3.73           *           8.40
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
U.S. Government Securities           Trust Shares (06/08/92)                       2.25          4.45           *           4.25
Money Market Fund                    ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares  (06/08/92)                   2.11          4.30           *           4.10
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------



                                      S-56

----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
U.S. Government Securities Fund      Trust Shares (08/01/94)                       7.90          7.05           *           6.91
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load (06/09/94)   3.49          5.80           *           5.91
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (06/09/94)                                    7.47          6.61           *           6.42
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares-With Sales Load (06/07/95)        5.06          6.13           *           5.52
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (06/07/95)    7.06          6.13           *           5.52
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
U.S. Treasury Money Market Fund      Trust Shares (02/18/87)                       1.96          4.32          4.14         5.09
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Value Income Stock Fund              Trust Shares (02/12/93)                      (3.68)         6.11         11.76        12.93
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load (02/17/93)  (7.73)         4.90         10.92        12.25
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (02/17/93)                                   (4.14)         5.70         11.35        12.60
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--With Sales Load (06/01/95)      (6.73)         4.93         10.90        12.24
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares--Without Sales Load (06/01/95)   (4.82)         4.93         10.90        12.24
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Vantage Fund                         Trust Shares (11/30/01)                        N/A           *            *             N/A
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares - With Sales Load (03/11/02)       N/A           *            *             N/A
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares - Without Sales Load (03/11/02)    N/A           *            *             N/A
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Virginia Intermediate                Trust Shares (01/11/93)                       5.52          5.01          *            4.88
Municipal Bond Fund                  ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--With Sales Load (05/05/93)   1.47          4.22          *            4.18
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares--Without Sales Load
                                     (05/05/93)                                    5.47          5.02          *            4.63
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Virginia Municipal Bond Fund         Trust Shares (04/04/95)                       5.90          5.34          *            5.40
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares-- With Sales Load (04/04/95)      2.93          4.40          *            4.42
                                     ---------------------------------------   ------------ ------------ ------------- -------------
                                     Flex Shares-- Without Sales Load
                                     (04/04/95)                                    4.93          4.40          *            4.42
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------
Virginia Tax-Free Money              Trust Shares (06/15/89)                       1.44          2.80         2.70          3.25
Market Fund                          ---------------------------------------   ------------ ------------ ------------- -------------
                                     Investor Shares (05/05/93)                    1.27          2.70          *            2.67
----------------------------------------------------------------------------   ------------ ------------ ------------- -------------


  -------------------------------------------- -------------------- ------------------ ----------------- -------------------
               LIFE VISION FUND                     ONE YEAR (%)      FIVE YEARS (%)     TEN YEARS (%)     SINCE INCEPTION
  -------------------------------------------- -------------------- ------------------ ----------------- -------------------
  Life Vision Aggressive Growth Fund
  (06/30/97)                                           (6.96)               6.15               *                 9.35
  -------------------------------------------- -------------------- ------------------ ----------------- -------------------
  Life Vision Growth and Income Fund
  (06/30/97)                                           (2.97)               6.57               *                 8.50
  -------------------------------------------- -------------------- ------------------ ----------------- -------------------
  Life Vision Moderate Growth Fund
  (06/30/97)                                           (1.52)               6.19               *                 7.79
  -------------------------------------------- -------------------- ------------------ ----------------- -------------------

* An asterisk indicates that the Fund was not in operation for the entire period.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

If determined to be in the best interests of shareholders, the Trust also reserves the right to impose a redemption fee of up to 2% on Market Times as described in the Trust's prospectuses payable directly to the Fund.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES


The following is a summary of certain Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the Federal tax treatment of a Fund or its shareholders, and the discussion here and in the Trust's prospectuses is not intended as a substitute for careful tax planning. Further, this discussion does not address the tax considerations affecting any Contract Owner. Federal income tax considerations affecting such Owners is discussed in the prospectuses and the statement of additional information for such Contract.

FEDERAL INCOME TAX

This discussion of Federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the Federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations). The board reserve the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. The Vantage Fund expects to invest a significant portion of its portfolio in such securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

The Bond Funds and Money Market Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. In general, the Bond Funds and Money Market Funds do not expect to realize net-long term capital gains because the Bond Funds and the portion of such Funds' distributions are expected to be eligible for the corporate dividends received deduction.

Gains and losses on the sale of a Money Market Fund's portfolio securities and unrealized appreciation or depreciation in the value of such securities may require a Fund to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under- or over- distributions of net investment income.

The Equity Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Equity Funds may derive capital gains and losses in connection with sales or other dispositions of each Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

If a shareholder that is a tax-exempt investor (E.G., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income ("UBTI"). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.



SALE, REDEMPTION OR EXCHANGE OF FUND SHARES

Sales,   redemptions  and  exchanges  of  Fund  shares  are  generally   taxable
transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

With respect to the Money Market Funds, because each Fund seeks to maintain a stable $1.00 net asset value per share, you should not expect to realize a capital gain or loss upon redemption or exchange of your Fund shares.


TAX-EXEMPT FUNDS

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations the interest on which is excludable from gross income, such Fund may pay "exempt-interest dividends," as defined in Section 852(b)(5) of the Code, to its shareholders.

As noted in their prospectuses, the Tax-Exempt Money Market Fund, the Virginia Tax-Free Money Market Fund, the Investment Grade Tax-Exempt Bond Fund, and the State Tax-Exempt Bond Funds intend to pay exempt-interest dividends. Exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code. The Alternative Minimum Tax is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Distributions of exempt-interest dividends may result in additional federal income tax consequences to shareholders in tax-exempt funds. For example, interest on indebtedness incurred by shareholders to purchase or carry shares of a tax-exempt fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the U. S. will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

A tax-exempt fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business a facility financed from the proceeds of industrial development bonds or private activity bonds. Such entities or persons should consult their tax advisor before purchasing shares of a tax-exempt fund.

Issuers of bonds purchased by a tax-exempt fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

In  certain  cases,  a Fund will be  required  to  withhold,  at the  applicable witholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service ("IRS") if the shareholder: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to provide the Fund with certain certifications that are required by the IRS, or
(4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).



STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to Investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FOREIGN TAXES


Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If the International Equity Index and International Equity Funds meet the Distribution Requirement, and if more than 50% of the value of each such Fund's total assets at the close of their respective taxable years consist of stocks or securities of foreign corporations, each Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, each Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If either of the two above-mentioned Funds make the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The International Equity Index and International Equity Funds' transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (I.E., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.


FUND TRANSACTIONS


The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor, and will review these procedures periodically.



For the fiscal years ended May 31, 2002, 2001 and 2000, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

          -------------------------------------------------- -----------------------------------------------------------
                                                             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID ($)
                                                             -----------------------------------------------------------
                                FUND                               2002                2001                 2000
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Balanced Fund                                          347,574              318,692              721,707
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Capital Appreciation Fund                             2,962,862            2,834,653            6,562,103
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Florida Tax-Exempt Bond Fund                            7,494                 N/A                 1,800
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Georgia Tax-Exempt Bond Fund                            5,061                 N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Growth and Income Fund                                2,103,432            2,006,043            1,520,932
          -------------------------------------------------- ----------------- ---------------------- ------------------
          High Income Fund                                        2,000                  0                    3
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Information and Technology Fund (formerly
          E-Commerce Opportunity Fund)                          2,142,579            1,213,863             191,269
          -------------------------------------------------- ----------------- ---------------------- ------------------
          International Equity Fund                             1,404,641            1,074,564            5,076,703
          -------------------------------------------------- ----------------- ---------------------- ------------------
          International Equity Index Fund                        358,549              267,113              606,700
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Investment Grade Bond Fund                              44,758                N/A                19,989
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Investment Grade Tax-Exempt Bond Fund                   80,565                N/A                 6,409
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Limited-Term Federal Mortgage Securities Fund           8,134                 N/A                 3,623
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Maryland Municipal Bond Fund                            1,218                 N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Mid-Cap Equity Fund                                    458,284              405,454              826,022
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Mid Cap Value Equity Fund                              516,020                 *                    *
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Prime Quality Money Market Fund                        220,347                N/A                226,376
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Short-Term Bond Fund                                    7,234                 N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Short-Term U.S. Treasury Securities Fund                3,639                 N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Small Cap Value Equity Fund                           1,165,793            1,179,524            1,007,234
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Small Cap Growth Stock Fund                           1,475,533            1,216,168             879,037
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Strategic Income Fund                                    802                   *                    *
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Tax-Exempt Money Market Fund                            29,400                N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Tax Sensitive Growth Stock Fund                        922,329             1,454,576             778,609
          -------------------------------------------------- ----------------- ---------------------- ------------------
          U.S. Government Securities Fund                         5,112                 N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------
          U.S. Government Securities Money Market Fund           157,937                N/A                188,047
          -------------------------------------------------- ----------------- ---------------------- ------------------
          U.S. Treasury Money Market Fund                        320,083                N/A                331,610
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Value Income Stock Fund                               1,554,061            2,409,152            3,356,918
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Vantage Fund                                           433,513                 *                    *
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Virginia Intermediate Municipal Bond Fund               5,758                 N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Virginia Municipal Bond Fund                            1,711                 N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------
          Virginia Tax-Free Money Market Fund                     8,685                 N/A                   0
          -------------------------------------------------- ----------------- ---------------------- ------------------



BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------------------- -------------------------------- ---------------------------------
                                                                                          TOTAL DOLLAR AMOUNT OF
                                                        TOTAL DOLLAR AMOUNT OF            TRANSACTIONS INVOLVING
                       FUND                            BROKERAGE COMMISSIONS FOR        BROKERAGE COMMISSIONS FOR
                                                         RESEARCH SERVICES ($)            RESEARCH SERVICES ($)
--------------------------------------------------- -------------------------------- ---------------------------------
         STI Classic Funds                                   2,650,297.81                    1,417,730,064.31
--------------------------------------------------- -------------------------------- ---------------------------------



BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended May 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------------------------------------------------------------------------------------------------------------------
                                                 AGGREGATE DOLLAR         PERCENTAGE OF TOTAL               PERCENTAGE OF TOTAL
                                               AMOUNT OF BROKERAGE       BROKERAGE COMMISSIONS             BROKERAGE TRANSACTIONS
                                               COMMISSIONS PAID TO         PAID TO AFFILIATED                 EFFECTED THROUGH
               FUND                           AFFILIATED BROKERS ($)           BROKERS (%)                 AFFILIATED BROKERS (%)
------------------------------------------------------------------------------------------------------------------------------------
                                             2002     2001     2000     2002       2001      2000        2002       2001      2000
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                               22,701   10,146   10,348    6.53       3.09      1.40        49.80      20.05     8.60
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                   50,843   18,644   48,837    1.72       0.07      0.70        36.59      29.16     4.40
------------------------------------------------------------------------------------------------------------------------------------
Florida-Tax Exempt Bond Fund                 7,494    1,445    1,800     100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                 5,061     303       3       100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      22,938      0       623     1.09         0       0.40        25.95        0       33.50
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                             2,000     507       5       100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
Information and Technology Fund
(formerly E-Commerce Opportunity Fund)       3,226    4,226    2,203    0.15         0       1.20        13.37      9.17      3.40
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                    4,747      0        0      0.34         0         0         2.10         0         0
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund              6,013      0        0      1.68         0         0         0.62         0         0
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                  44,758   24,802   19,989     100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund       80,565    5,436    6,409     100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities Fund                     8,134    4,935    3,623     100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                 1,218     N/A       0       100        N/A        0          100        N/A        0
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                         12,971    8,000    4,278    2.83       1.94      0.50        30.65      27.78     28.60
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                    4,850     N/A      N/A     0.94        N/A       N/A        14.70       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund             220,347  104,046  226,376    100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                         7,234     N/A       0       100        N/A        0          100        N/A        0
------------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund     3,639     N/A       0       100        N/A        0          100        N/A        0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund                 17,884    5,890    1,927    1.21       0.05      0.20        10.37      10.58     12.10
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund                 68,387   10,269    4,817    5.87       0.09      0.50        28.01      14.29     7.50
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                         802      N/A      N/A      100        N/A       N/A        14.45       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                29,400     N/A       0       100        N/A        0          100        N/A        0
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund              5,112      0        0       100        N/A        0          100        N/A        0
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
Money Market Fund                           157,937  239,522  188,047    100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund             320,083  329,522  331,610    100        100       100         100        100       100
------------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                     50,767   31,848   60,581    3.22       1.30      1.80        47.71      34.39     43.20
------------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                                  606      N/A      N/A     0.14        N/A       N/A        9.24        N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate
Municipal Bond Fund                          4,953     N/A       0      86.02       N/A        0         57.54       N/A        0
------------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                 1,711     N/A       0       100        N/A        0          100        N/A        0
------------------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund          8,685     N/A       0       100        N/A        0          100        N/A        0
------------------------------------------------------------------------------------------------------------------------------------

* For most Fixed Income Funds, transactions in repurchase agreements, which are generally traded through an affiliated broker-dealer, are the only transactions that result in the payment of commission. Therefore, it might appear, based on the percentage of commissions paid, that all of the Fixed Income Fund's portfolio transactions are made through affiliated broker-dealers. Nonetheless, transactions in repurchase agreements make up only a small part of a Fixed Income Fund's portfolio transactions.

1  These   amounts  refer  to  brokerage   commissions   paid  to,  or  brokered
   transactions effected through, SEI Investments Distribution Co., the Trust's principal underwriter.



SECURITIES OF "REGULAR BROKER-DEALERS." SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of May 31, 2002, the STI Classic Balanced Fund held $34,095,000 of repurchase agreements with UBS Warburg, $2,546,000 of Goldman Sachs notes, $1,258,000 of JP Morgan Chase notes, $2,659,000 of Merrill Lynch notes, $2,494,000 of Morgan Stanley notes, and $3,649,000 of Salomon Smith Barney notes. The STI Classic Capital Appreciation Fund held $28,457,000 of repurchase agreements with UBS Warburg. The STI Classic Growth and Income Fund held $14,249,000 of Merrill Lynch common stock. The STI Classic High Income Fund held $11,000 of repurchase agreements with Morgan Stanley. The STI Classic Investment Grade Bond Fund held $17,946,000 par value of Morgan Stanley Dean Witter notes, $26,062,000 of Salomon Smith Barney notes, $9,363,000 of JP Morgan Chase notes, $17,818,000 of Goldman Sachs notes, $19,943,000 of Merrill Lynch notes, $20,162,000 of repurchase agreements with Greenwich, and $11,801,000 of repurchase agreements with UBS Warburg. The STI Classic Limited-Term Federal Mortgage Securities Fund held $10,379,000 of repurchase agreements with Morgan Stanley. The STI Classic Mid-Cap Equity Fund held $17,943,000 of repurchase agreements with UBS Warburg. The STI Classic Mid-Cap Value Fund held $21,349,000 of repurchase agreements with UBS Warburg. The STI Classic Prime Quality Money Market Fund held $50,368,000 of repurchase agreements with JP Morgan Chase, $141,418,000 of repurchase agreements and notes with Lehman Brothers, $27,280,000 of repurchase agreements with Paribas, $234,634,000 of repurchase agreements and notes with UBS Warburg, $134,918,000 of Morgan Stanley Dean Witter notes, $100,000,000 of Credit Suisse First Boston notes, and $4,004,000 of Goldman Sachs notes. The STI Classic Short-Term Bond Fund held $2,180,00 of repurchase agreements with Morgan Stanley. The STI Classic Small Cap Value Equity Fund held $53,014,000 of repurchase agreements with Morgan Stanley. The STI Classic Tax-Sensitive Growth Stock Fund held $4,377,000 of repurchase agreements with Morgan Stanley and $2,716,000 of JP Morgan Chase common stock. The STI Classic U.S. Government Securities Money Market Fund held $19,161,000 of repurchase agreements with Merrill Lynch, $74,390,000 of repurchase agreements with JP Morgan Chase, $64,433,000 of repurchase agreements with UBS Warburg, $39,332,000 of repurchase agreements with Lehman Brothers, and $18,761,000 of repurchase agreements with Paribas. The STI Classic U.S. Treasury Money Market Fund held $182,446,000 of repurchase agreements with JP Morgan Chase, $41,788,000 of repurchase agreements with Deutsche Bank, $203,357,000 of repurchase agreements with Dresdner, $41,072,000 of repurchase agreements with Lehman Brothers, $40,032,000 of repurchase agreements with Bear Stearns, $42,315,000 of repurchase agreements with Paribas, $41,680,000 of repurchase agreements with Salomon Smith Barney, and $33,165,000 of repurchase agreements with UBS Warburg. The STI Classic Value Income Stock Fund held $23,214,000 of repurchase agreements with UBS Warburg, $59,399,000 of repurchase agreements with Greenwich Capital, $12,267,000 of JP Morgan Chase common stock, $7,656,000 of Morgan Stanley Dean Witter common stock, $4,608,000 of Merrill Lynch common stock.


PORTFOLIO TURNOVER RATE


Portfolio  turnover  rate  is  defined  under  SEC  rules  as the  value  of the
securities   purchased  or  securities  sold,  excluding  all  securities  whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold most of their investments in short-term options and futures contracts, which are excluded for purposes of computing portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the hedging and investment activity of the Adviser, it is very difficult to estimate what the Fund's actual turnover rate will be in the future, although it is expected to be high. For the Funds' two most recently completed fiscal periods ended May 31, 2002 and 2001, the portfolio turnover rate for each of the non-money market Funds was as follows:

------------------------------------------------------------------
                                                TURNOVER RATE (%)
                                              --------------------
                  FUND                           2002       2001
--------------------------------------------- ----------  --------
Balanced Fund                                      95       99
--------------------------------------------- --------------------
Capital Appreciation Fund                          75       75
--------------------------------------------- --------------------
Florida Tax-Exempt Bond Fund                       91       59
--------------------------------------------- --------------------
Georgia Tax-Exempt Bond Fund                       23       21
--------------------------------------------- --------------------
Growth and Income Fund                             68       73
--------------------------------------------- --------------------
High Income Fund                                   59       10
--------------------------------------------- --------------------
Information and Technology Fund                   1,102     750
--------------------------------------------- --------------------
International Equity Fund                          102      68
--------------------------------------------- --------------------
International Equity Index Fund                    35       13
--------------------------------------------- --------------------
Investment Grade Bond Fund                         123      131
--------------------------------------------- --------------------
Investment Grade Tax-Exempt Bond Fund              311      285
--------------------------------------------- --------------------
Limited-Term Federal Mortgage Securities Fund      410      532
--------------------------------------------- --------------------
Maryland Municipal Bond Fund                       45       42
--------------------------------------------- --------------------
Mid-Cap Equity Fund                                87       100
--------------------------------------------- --------------------
Mid Cap Value Equity Fund                          30        *
--------------------------------------------- --------------------
Short-Term Bond Fund                               142      87
--------------------------------------------- --------------------
Short-Term U.S. Treasury Securities Fund           117      87
--------------------------------------------- --------------------
Small Cap Growth Stock Fund                        100      112
--------------------------------------------- --------------------
Small Cap Value Equity  Fund                       29       86
--------------------------------------------- --------------------
Strategic Income Fund                              43        *
--------------------------------------------- --------------------
Tax Sensitive Growth Stock Fund                    69       103
--------------------------------------------- --------------------
U.S. Government Securities Fund                    262      207
--------------------------------------------- --------------------
Value Income Stock Fund                            60       77
--------------------------------------------- --------------------
Vantage Fund                                      1,063      *
--------------------------------------------- --------------------
Virginia Intermediate Municipal Bond Fund          33       32
--------------------------------------------- --------------------

--------------------------------------------- --------------------
Virginia Municipal Bond Fund                       38       60
--------------------------------------------- --------------------
   *  Not in operation during the period.




DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS


As of September 18, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

------------------------------------------------------------------------------------------------------------------------------------
FUND                                NAME AND ADDRESS                                NUMBER OF SHARES        CLASS        % OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                       Trustman                                         3,284,782.6990         Trust          16.66%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                       SunTrust Bank TTEE                               15,034,984.5320        Trust          76.27%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    8011-5037
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                       NFSC FEBO # G1F-031682                             77,498.3510        Investor         11.22%
                                    NFS/FMTC Roll IRA
                                    FBO Charles K. Newman
                                    1301 Costley Mill Rd. NE
                                    Conyers, GA  30013-1127
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund           Trustman                                         24,387,300.8050        Trust          24.87%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund           Trustman                                         21,703,261.3000        Trust          22.13%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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                                                        S-71
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Capital Appreciation Fund           Trustman                                         16,921,511.9220        Trust          17.25%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund           Trustman                                         11,911,581.0140        Trust          12.14%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund           SunTrust Bank TTEE                               20,319,285.0780        Trust          20.72%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    8011-5037
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Capital Appreciation Fund           Nationwide Insurance Company Trust                743,389.1130        Investor          5.41%
                                    c/o IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund        Trustman                                         1,409,631.2570         Trust          12.53%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund        Trustman                                         4,441,540.8160         Trust          39.48%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund        Trustman                                         5,398,037.0280         Trust          47.99%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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                                                        S-72
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Florida Tax-Exempt Bond Fund        Mildred Meinhart Rast                              37,223.9740        Investor          7.11%
                                    821 Lake Port Blvd.
                                    Apt. # A404
                                    Leesburg, FL  34748-7698
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Florida Tax-Exempt Bond Fund        NFSC FEBO # F9R-017132                             90,865.8300        Investor         17.36%
                                    George T. Anthony
                                    Collateral Account
                                    5264 Fisher Island Dr.
                                    Miami, FL  33109-0279
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Florida Tax-Exempt Bond Fund        NFSC FEBO # F1F-037850                            165,545.6400        Investor         31.63%
                                    Walter W. Stephens
                                    Jill Stephens
                                    3063 Temple Trl
                                    Winter Park, FL  32789-1167
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Georgia Tax-Exempt Bond Fund        Trustman                                         1,565,545.1690         Trust          16.82%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund        Trustman                                         6,890,946.7150         Trust          74.04%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund        Trustman                                          850,580.4020          Trust           9.14%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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Georgia Tax-Exempt Bond Fund        John L. Conyers                                    14,524.8920        Investor          5.79%
                                    124 Etowah Drive
                                    Cartersville, GA  30120-3730
------------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund        NFSC FEBO # T9F-000922                             28,957.5290        Investor         11.55%
                                    Thomas O. Duff Jr.
                                    PO Box 143
                                    Lookout Mountain, TN
                                    37350-0143
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Georgia Tax-Exempt Bond Fund        NFSC FEBO # G1R-162566                             54,651.6860        Investor         21.80%
                                    M C Tatro
                                    5360 Deer Run Drive
                                    Conyers, GA  30094-4706
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                                                        S-73
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Georgia Tax-Exempt Bond Fund        NFSC FEBO # G1R-237060                             12,726.9710        Investor          5.08%
                                    Robert A. Minchin
                                    Margaret I. Minchin
                                    1570 Kinglet Lane
                                    Marietta, GA  30062-2848
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Georgia Tax-Exempt Bond Fund        NFSC FEBO # G1R-167924                            102,006.6930          Flex            7.27%
                                    James A. Dixon
                                    7005 Carlisle Ln
                                    Alpharetta, GA  30022-5145
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Georgia Tax-Exempt Bond Fund        NFSC FEBO # G1R-007838                             98,999.0500          Flex            7.06%
                                    Francis E. Cook
                                    1210 Peachtree Rd.
                                    Augusta, GA  30909-3822
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Georgia Tax-Exempt Bond Fund        NFSC FEBO # G5R-000159                            112,606.6410          Flex            8.03%
                                    John Dennard Miller
                                    Hazel M. Miller
                                    6 Priority Rd.
                                    Savannah, GA  31411-1731
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Growth & Income Fund                Trustman                                         9,750,488.6290         Trust          18.54%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                Trustman                                         12,429,371.5170        Trust          23.64%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                Trustman                                         20,702,853.9870        Trust          39.37%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                Trustman                                         6,202,818.9590         Trust          11.80%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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                                                        S-74
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Growth & Income Fund                SunTrust Bank TTEE                               2,737,860.9590         Trust           5.21%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    8011-5037
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                Nationwide Insurance Company Trust                221,394.5090        Investor          8.17%
                                    c/o IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                    Trustman                                         2,619,087.2870         Trust          50.27%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                    Trustman                                         2,105,392.8660         Trust          40.41%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund                    Trustman                                          485,599.1950          Trust           9.32%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Information & Technology Fund       Trustman                                         1,041,414.2060         Trust          33.32%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Information & Technology Fund       Trustman                                         1,216,548.1210         Trust          38.92%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Information & Technology Fund       Trustman                                          587,933.3160          Trust          18.81%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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                                                        S-75
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Information & Technology Fund       SunTrust Bank TTEE                                279,457.0240          Trust           8.94%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    8011-5037
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund           Trustman                                         9,607,625.8390         Trust          34.67%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund           Trustman                                         10,524,273.0470        Trust          37.97%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund           Trustman                                         5,759,527.5080         Trust          20.78%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund           SunTrust Bank TTEE                               1,542,629.6610         Trust           5.57%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    8011-5037
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund           Nationwide Insurance Company Trust                110,073.3370        Investor         16.41%
                                    c/o IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund     Trustman                                         14,058,937.6070        Trust          46.54%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund     Trustman                                         3,557,203.2640         Trust          11.78%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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                                                        S-76
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International Equity Index Fund     Trustman                                         2,295,424.0850         Trust           7.60%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund     State Street Bank and Trust Co.                  8,798,722.8380         Trust          29.13%
                                    FBO:  Emory University Endowment
                                    1 Enterprise Drive
                                    Quincy, MA  02171-2126
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund     NFSC FEBO # WXW-000108                             40,856.1740        Investor         10.09%
                                    Judith C. Worland
                                    635 Walsing Drive
                                    Richmond, VA  23229-8136
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund          Trustman                                         16,529,976.0440        Trust          19.76%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund          Trustman                                         22,174,473.1940        Trust          26.51%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund          Trustman                                         27,624,415.8620        Trust          33.02%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund          SunTrust Bank TTEE                               12,401,118.8110        Trust          14.83%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    8011-5037
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund          Nationwide Insurance Company Trust                408,805.7860        Investor         16.91%
                                    C/O IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-               Trustman                                         2,200,432.8720         Trust          17.10%
Exempt Bond Fund                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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                                                        S-77
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Investment Grade Tax-               Trustman                                         6,565,260.5420         Trust          51.02%
Exempt Bond Fund                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-               Trustman                                         4,101,409.1790         Trust          31.88%
Exempt Bond Fund                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund          Marion G. Nelson                                   100,000.000        Investor          5.98%
                                    PO Box 2531
                                    Panama City, FL  32402-2531
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Life Vision Aggressive              Trustman                                          583,384.6010          Trust          17.47%
Growth Fund                         SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive              SunTrust Bank TTEE                               2,747,733.8000         Trust          82.26%
Growth Fund                         FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and              Trustman                                         1,398,915.3450         Trust          19.26%
Income Fund                         SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and              SunTrust Bank TTEE                               5,829,768.1390         Trust          80.28%
Income Fund                         FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Life Vision Moderate                Trustman                                         2,725,527.1240         Trust          26.64%
Growth Fund                         SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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                                                        S-78
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Life Vision Moderate                SunTrust Bank TTEE                               7,453,778.8040         Trust          72.86%
Growth Fund                         FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal                Trustman                                         7,981,548.4090         Trust          40.93%
Mortgage Securities Fund            SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal                Trustman                                         5,877,815.6550         Trust          30.14%
Mortgage Securities Fund            SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal                Trustman                                         4,345,686.6940         Trust          22.29%
Mortgage Securities Fund            SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal                Nationwide Insurance Company                       30,129.6770        Investor          5.73%
Mortgage Securities Fund            Trust
                                    c/o IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal                NFSC FEBO # FFR-060925                             96,013.4690        Investor         18.26%
Mortgage Securities Fund            Meshulam Zonis Revoc Trust
                                    Meshulam Zonis
                                    U/A 08/22/2002
                                    3801 NE 207th St. Apt. 2802
                                    Miami, FL  33180-3788
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Limited-Term Federal                NFSC FEBO # A1F-685950                            191,754.5540        Investor         36.47%
Mortgage Securities Fund            Bedford Weaving
                                    PO Box 449
                                    Bedford, VA  24523-0449
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Maryland Municipal Bond Fund        Trustman                                          800,766.1640          Trust          21.16%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
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                                                        S-79
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Maryland Municipal Bond Fund        Trustman                                         2,399,324.8710         Trust          63.40%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund        Trustman                                          253,750.6070          Trust           6.71%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund        HAMAC & Co.                                       330,278.9560          Trust           8.73%
                                    Attn:  Barbara Holloway
                                    PO Box 26665 HDQ 5706
                                    Richmond, VA 23261-6665
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                 Trustman                                         6,128,754.7890         Trust          37.78%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                 Trustman                                         3,650,084.6340         Trust          22.50%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                 Trustman                                         4,160,909.9890         Trust          25.65%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                 SunTrust Bank TTEE                               1,308,345.2830         Trust           8.07%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                 Anthony R. Gray                                    65,522.9130        Investor          5.58%
                                    460 Virginia Drive
                                    Winter Park, FL  32789-5805
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                                                        S-80
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Mid-Cap Equity Fund                 Nationwide Insurance Company Trust                149,953.6010        Investor         12.76%
                                    C/O IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund           Trustman                                         3,334,618.3440         Trust          25.41%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund           Trustman                                         6,510,842.1360         Trust          49.61%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund           Trustman                                         2,703,128.5830         Trust          20.60%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money                 SunTrust Bank                                  3,170,166,732.3800      Trust           91.96%
Market Fund                         Attn:  Susan Grider
                                    Mail Center 3133
                                    PO Box 105504
                                    Atlanta, GA  30348-5504
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Prime Quality Money                 SunTrust Bank TTEE                              222,865,797.5400        Trust           5.52%
Market Fund                         FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
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Prime Quality Money                 National Finance Services Corp.                1,872,503,791.1400     Investor         97.00%
Market Fund                         For Exclusive Benefit of our Cust.
                                    Attn:  Mutual Funds Dept.
                                    One World Financial Center
                                    200 Liberty St., Fl. 5
                                    New York, NY  10281-5500
------------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money                 NFSC FEBO # A1F-345814                           2,119,991.5200         Flex           11.77%
Market Fund                         Telestrategies Inc.
                                    PO Box 4109
                                    McLean, VA  22103-4109
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                                                        S-81
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Short-Term Bond Fund                Trustman                                         4,590,197.4890         Trust          14.94%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                Trustman                                         15,763,565.9850        Trust          51.30%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                Trustman                                         5,754,396.4460         Trust          18.73%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                Trustman                                         2,266,571.2420         Trust           7.38%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                SunTrust Bank TTEE                               1,643,879.2720         Trust           5.35%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                Nationwide Insurance Company Trust                 47,322.4470        Investor         13.32%
                                    c/o IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                NFSC FEBO # G1R-255289                             47,434.3800        Investor         13.35%
                                    NFS/FMTC  Roll IRA FBO W H  Massey
                                    2740 Woods  Ridge  Drive
                                    Alphararetta, GA 30022-4828
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                NFSC FEBO # 01W-184462                             283,062.6270         Flex            9.76%
                                    Homer Martha Gudelsky Fam
                                    FNDTN Inc
                                    11900 Tech Rd.
                                    Silver Spring, MD  20904-19102
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                                                        S-82
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Short-Term US Treasury              Trustman                                         1,213,210.4760         Trust          10.79%
Securities Fund                     SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Short-Term US Treasury              Trustman                                         5,515,025.9850         Trust          49.06%
Securities Fund                     SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Short-Term US Treasury              Trustman                                         2,037,327.3480         Trust          18.12%
Securities Fund                     SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Short-Term US Treasury              CENCO                                            1,795,505.8060         Trust          15.97%
Securities Fund                     AMG 7th Floor
                                    PO Box 10566
                                    Birmingham, AL  35296-0566
------------------------------------------------------------------------------------------------------------------------------------
Short-Term US Treasury              SunTrust Bank TTEE                                681,328.2480          Trust           6.06%
Securities Fund                     FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Short-Term US Treasury              Nationwide Insurance Company Trust                105,937.7100        Investor         12.29%
Securities Fund                     C/O IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
Short-Term US Treasury              NFSC FEBO # F1F-065110                             49,296.5280        Investor          5.72%
Securities Fund                     William Kitchen
                                    SunTrust Bank
                                    Collateral Acct.
                                    8815 Southern Breeze Dr.
                                    Orlando, FL  32836-5034
------------------------------------------------------------------------------------------------------------------------------------
Short-Term US Treasury              NFSC FEBO # TAR-062880                             99,068.2200        Investor         11.49%
Securities Fund                     Morristown Power System
                                    Attn:  Clark H. Rucker
                                    441 W Main St.
                                    Morristown, TN  37814-4615
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                                                        S-83
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Short-Term US Treasury              NFSC FEBO # F1F-082171                             145,508.7100       Investor         16.88%
Securities Fund                     W Jeptha Thornton
                                    Ingrid Thornton
                                    1017 Temple Grv.
                                    Winter Park, FL  32789-27142
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund         Trustman                                         15,755,826.1130        Trust          46.11%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund         Trustman                                         6,821,498.6930         Trust          19.96%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund         Trustman                                         4,663,521.7340         Trust          13.65%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund         Trustman                                         3,991,474.4510         Trust          11.68%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund         SunTrust Bank TTEE                               1,945,498.6070         Trust           5.69%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund         Nationwide Insurance Company Trust                102,602.6640        Investor          7.80%
                                    C/O IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund         Trustman                                         17,272,590.1360        Trust          43.05%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------



                                                        S-84

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund         Trustman                                         13,327,865.4080        Trust          33.22%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund         Trustman                                         4,830,519.0080         Trust          12.04%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund         SunTrust Bank TTEE                               3,491,533.7080         Trust           8.70%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund               Trustman                                          910,639.1030          Trust          17.25%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund               Trustman                                         2,746,907.8920         Trust          52.04%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund               Trustman                                         1,419,463.2060         Trust          26.89%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund        SunTrust Bank                                   941,888,828.9700        Trust          99.97%
                                    Attn:  Susan Grider
                                    Mail Center 3133
                                    PO Box 105504
                                    Atlanta, GA  30348-5504
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund        National Finance Services Corp.                 234,416,375.6500      Investor         97.86%
                                    For Exclusive Benefit of our Cust.
                                    Attn:  Mutual Funds Dept.
                                    One World Financial Center
                                    200 Liberty St., Fl. 5
                                    New York, NY  10281-5500
------------------------------------------------------------------------------------------------------------------------------------


                                                        S-85


------------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund     Trustman                                         1,724,990.2320         Trust          17.54%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund     Trustman                                         4,051,792.4780         Trust          41.21%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund     Trustman                                         3,660,289.6700         Trust          37.23%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities Fund       Trustman                                         2,888,911.7160         Trust          14.86%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities Fund       Trustman                                         8,034,408.1200         Trust          41.34%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities Fund       Trustman                                         5,120,674.7210         Trust          26.35%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities Fund       SunTrust Bank TTEE                               2,831,758.6910         Trust          14.57%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities Fund       Mid Florida Regional                               23,093.4120        Investor          6.03%
                                    Multiple Listing SVS INC
                                    Loan Collateral Account
                                    PO Box 609400
                                    Orlando, FL  32860-9400
------------------------------------------------------------------------------------------------------------------------------------


                                                        S-86


------------------------------------------------------------------------------------------------------------------------------------
US Government Securities Fund       NFSC FEBO # G1R-255483                             22,046.0000        Investor          5.76%
                                    NFS/FMTC Roll IRA
                                    FBO Hersie B. McCauley Jr.
                                    2910 Hamilton Sq.
                                    Decatur, GA  30033-1137
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities            SunTrust Bank                                   776,662,677.3800        Trust          86.08%
Money Market Fund                   Attn:  Susan Grider
                                    Mail Center 3133
                                    PO Box 105504
                                    Atlanta, GA  30348-5504
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities            SunTrust Bank TTEE                              125,563,609.9160        Trust          13.92%
Money Market Fund                   FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities            National Finance Services Corp.                 218,531,518.3200      Investor         91.58%
Money Market Fund                   For Exclusive Benefit of our Cust.
                                    Attn:  Mutual Funds Dept.
                                    One World Financial Center
                                    200 Liberty St., Fl. 5
                                    New York, NY  10281-5500
------------------------------------------------------------------------------------------------------------------------------------
US Treasury Securities              SunTrust Bank                                   903,207,121.2800        Trust          98.16%
Money Market Fund                   Attn:  Susan Grider
                                    Mail Center 3133
                                    PO Box 105504
                                    Atlanta, GA  30348-5504
------------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund             Trustman                                         28,925,691.8020        Trust          45.70%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund             Trustman                                         7,799,885.3900         Trust          12.32%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund             Trustman                                         6,722,845.4160         Trust          10.62%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------


                                                        S-87

------------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund             SunTrust Bank TTEE                               12,144,365.8920        Trust          19.19%
                                    FBO Various Benefit Plans
                                    FASCORP Recordkeeper
                                    8515 E Orchard Rd. #2T2
                                    Greenwood Village, CO
                                    80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund             Nationwide Insurance Company Trust                383,291.1780        Investor          5.55%
                                    C/O IPO Portfolio Accounting
                                    PO Box 182029
                                    Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                        Trustman                                          772,710.8730          Trust          81.39%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                        Trustman                                          145,175.0090          Trust          15.29%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                        NFSC FEBO # TAF-000167                             9,438.2610           Flex            9.90%
                                    Harold Lambert TTEE
                                    Lambert Fam Char Remiander Tr
                                    1211 S. Heritage Dr.
                                    Maryville, TN  37803-6413
------------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                        NFSC FEBO # TAF-000167                             9,532.8880           Flex            9.99%
                                    Harold Lambert TTEE
                                    Lambert Fam Char Remiander Tr
                                    1211 S. Heritage Dr.
                                    Maryville, TN  37803-6413
------------------------------------------------------------------------------------------------------------------------------------
Vantage Fund                        NFSC FEBO # GBR-030511                             5,010.0200           Flex            5.25%
                                    NFS/FMTC IRA
                                    FBO Douglas J. Houser
                                    76 Grandwater Dr.
                                    Suwanee, GA  30024-5420
------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate               Trustman                                          982,949.1500          Trust           5.09%
Municipal Bond Fund                 SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------



                                                        S-88

------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate               Trustman                                         5,070,812.7010         Trust          26.24%
Municipal Bond Fund                 SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate               Trustman                                         12,993,046.5290        Trust          67.22%
Municipal Bond Fund                 SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate               Donaldson Lufkin Jenrette                          52,969.7840        Investor          7.48%
Municipal Bond Fund                 Securities Corporation Inc.
                                    PO Box 2052
                                    Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund        Trustman                                          402,441.7520          Trust           7.43%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund        Trustman                                         2,684,131.7930         Trust          49.58%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund        Trustman                                         2,237,910.1950         Trust          41.33%
                                    SunTrust Banks
                                    Mutual Fund Reconciliation Unit
                                    Mail Center 3144
                                    PO Box 105870
                                    Atlanta, GA  30348-5870
------------------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free                   SunTrust Bank                                   195,482,273.8700        Trust          91.79%
Money Market Fund                   Attn:  Susan Grider
                                    Mail Center 3133
                                    PO Box 105504
                                    Atlanta, GA  30348-5504
------------------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free                   STI Classic VA Tax Free                          17,129,335.5500        Trust           8.04%
Money Market Fund                   Attn:  Cindy Gay
                                    303 Peachtree St, Fl. 24
                                    Atlanta, GA  30308-3201
------------------------------------------------------------------------------------------------------------------------------------


                                                        S-89

------------------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free                   National Finance Services Corp.                  99,709,762.6300      Investor         100.00%
Money Market Fund                   For Exclusive Benefit of our Cust.
                                    Attn:  Mutual Funds Dept.
                                    One World Financial Center
                                    200 Liberty St., Fl. 5
                                    New York, NY  10281-5500
------------------------------------------------------------------------------------------------------------------------------------




FINANCIAL STATEMENTS

The financial statements for the STI Classic Fund's fiscal year ended May 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference, except for the Financial Highlights of the STI Classic International Equity Fund, STI Classic Mid-Cap Equity Fund and STI Classic Vantage Fund, which statements are included herein and reflect the correction of clerical errors that were contained in such financial statements. A copy of the 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX



DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              -    Leading market positions in well-established industries.

              -    High rates of return on funds employed.

              - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

              -    Amortization   Schedule  -  the  larger  the  final  maturity
                   relative to other maturities, the more likely it will be treated as a note, and

              - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2      Satisfactory   capacity  to  pay  principal  and  interest  with  some
          vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                      NET ASSET                  NET REALIZED AND   DISTRIBUTIONS
                        VALUE         NET       UNREALIZED GAINS      FROM NET        DISTRIBUTIONS     NET ASSET
                      BEGINNING    INVESTMENT       (LOSSES)          INVESTMENT      FROM REALIZED     VALUE END      TOTAL
                      OF PERIOD   INCOME (LOSS)   ON INVESTMENTS        INCOME        CAPITAL GAINS     OF PERIOD     RETURN+
                     ---------    -------------  ---------------   ---------------- ---------------   ------------    --------
INTERNATIONAL EQUITY FUND
Trust Shares
           2002        $10.19       $ 0.19            $(1.07)          $   --           $   --          $ 9.31         (8.64)%
           2001         12.56           --             (1.22)           (0.04)           (1.11)          10.19        (10.79)
           2000         12.97        (0.10)             1.42            (0.07)           (1.66)          12.56         10.58
           1999         15.00           --             (1.14)           (0.05)           (0.84)          12.97         (7.43)
           1998         13.63         0.04              2.69            (0.04)           (1.32)          15.00         21.87
Investor Shares
           2002        $10.11       $ 0.14            $(1.04)          $   --           $   --          $ 9.21        (8.90)%
           2001         12.47        (0.02)            (1.23)              --            (1.11)          10.11        (11.13)
           2000         12.89        (0.11)             1.37            (0.02)           (1.66)          12.47         10.15
           1999         14.92        (0.09)            (1.10)              --            (0.84)          12.89         (7.82)
           1998         13.58         0.02              2.64               --            (1.32)          14.92         21.39
Flex Shares
           2002        $ 9.68       $ 0.04            $(0.97)          $   --           $   --          $ 8.75         (9.61)%
           2001         12.06        (0.16)            (1.11)              --            (1.11)           9.68        (11.71)
           2000         12.58        (0.32)             1.46               --            (1.66)          12.06          9.38
           1999         14.68        (0.29)            (0.97)              --            (0.84)          12.58         (8.48)
           1998         13.47         0.07              2.46               --            (1.32)          14.68         20.54
MID CAP EQUITY FUND
Trust Shares
           2002        $10.95      $  0.01 (3)        $(1.17) (3)      $   --           $   --          $ 9.79        (10.59)%
           2001         14.10        (0.03)            (0.61)              --            (2.51)          10.95         (6.92)
           2000         12.68        (0.04)             2.32               --            (0.86)          14.10         19.10
           1999         13.79         0.01              0.07               --            (1.19)          12.68          1.61
           1998         13.21           --              2.54               --            (1.96)          13.79         21.14
Investor Shares
           2002        $10.64       $(0.03)           $(1.14)          $   --           $   --          $ 9.47        (11.00)%
           2001         13.82        (0.05)            (0.62)              --            (2.51)          10.64         (7.34)
           2000         12.50        (0.19)             2.37               --            (0.86)          13.82         18.55
           1999         13.67        (0.06)             0.08               --            (1.19)          12.50          1.17
           1998         13.17        (0.03)             2.49               --            (1.96)          13.67         20.56
Flex Shares
           2002        $10.14       $ 0.02  (3)       $(1.19) (3)      $   --           $   --          $ 8.97        (11.54)%
           2001         13.35        (0.07)            (0.63)              --            (2.51)          10.14         (7.88)
           2000         12.17        (0.22)             2.26               --            (0.86)          13.35         17.87
           1999         13.42        (0.14)             0.08               --            (1.19)          12.17          0.56
           1998         13.04        (0.04)             2.38               --            (1.96)          13.42         19.80
VANTAGE FUND
Trust Shares
           2002 (1)    $10.00       $(0.03)           $(0.32)           $  --           $   --          $ 9.65         (3.50)%
Flex Shares
           2002 (2)    $10.49       $(0.02) (3)       $(0.83)           $  -- (3)       $   --          $ 9.64         (8.10)% (3)


 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) Trust shares were offered beginning on November 30, 2001. All ratios for the period have been annualized.
(2) Flex shares were offered beginning on March 11, 2002. All ratios for the period have been annualized.
(3) This amount/ratio has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS




--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIODS



                                                                                                    RATIO OF
                                                            RATIO OF           RATIO OF           NET INVESTMENT
                        NET ASSETS       RATIO OF        NET INVESTMENT       EXPENSES TO        INCOME (LOSS) TO      PORTFOLIO
                          END OF        EXPENSES TO     INCOME (LOSS) TO   AVERAGE NET ASSETS   AVERAGE NET ASSETS     TURNOVER
                       PERIOD (000)  AVERAGE NET ASSETS AVERAGE NET ASSETS (EXCLUDING WAIVERS)  (EXCLUDING WAIVERS)       RATE
                       ------------- ------------------ -----------------  -------------------  ------------------    --------------
INTERNATIONAL EQUITY FUND
Trust Shares
           2002        $ 252,991          1.48%              0.48%               1.48%                0.48%                102%
           2001          208,120          1.45               0.50                1.45                 0.50                  68
           2000          299,100          1.48               0.59                1.48                 0.59                 179
           1999          573,255          1.47               0.68                1.52                 0.63                 161
           1998          628,870          1.47               0.61                1.48                 0.60                 108
Investor Shares
           2002        $   5,272          1.83%             (0.21)%              2.08% (3)           (0.46)% (3)           102%
           2001            7,517          1.79               0.18                1.97                   --                  68
           2000           10,462          1.83               0.33                1.95                 0.21                 179
           1999           14,145          1.83               0.30                1.93                 0.20                 161
           1998           17,383          1.82               0.24                1.91                 0.15                 108
Flex Shares
           2002        $   6,567          2.53%             (0.73)%              2.93% (3)           (1.13)% (3)           102%
           2001            7,765          2.48              (0.51)               2.57                (0.60)                 68
           2000           10,891          2.53              (0.38)               2.74                (0.59)                179
           1999           17,103          2.53              (0.40)               2.82                (0.69)                161
           1998           21,164          2.52              (0.46)               2.58                (0.52)                108
MID CAP EQUITY FUND
Trust Shares
           2002        $ 171,813          1.22%             (0.18)%              1.24%               (0.20)%                87%
           2001          156,111          1.21              (0.24)               1.25                (0.28)                100
           2000          206,545          1.17                 --                1.25                (0.08)                131
           1999          254,055          1.17              (0.47)               1.28                (0.58)                 76
           1998          337,825          1.16              (0.29)               1.27                (0.40)                129
Investor Shares
           2002        $  10,766          1.68%             (0.63)%              1.89%               (0.84)%                87%
           2001           12,316          1.66              (0.69)               1.86                (0.89)                100
           2000           14,513          1.62              (0.43)               1.81                (0.62)                131
           1999           19,230          1.62              (0.90)               1.76                (1.04)                 76
           1998           24,930          1.61              (0.75)               1.84                (0.98)                129
Flex Shares
           2002        $  13,937          2.28%             (1.23)%              2.50%               (1.45)%                87%
           2001           12,910          2.26              (1.29)               2.46                (1.49)                100
           2000           14,588          2.22              (1.05)               2.44                (1.27)                131
           1999           15,804          2.22              (1.52)               2.48                (1.78)                 76
           1998           19,042          2.21              (1.37)               2.47                (1.63)                129
VANTAGE FUND
Trust Shares
           2002 (1)    $   8,816          2.03%             (0.78)%              2.13% (3)           (0.88)% (3)         1,063%
Flex Shares
           2002 (2)    $     860          2.73%             (1.44)% (3)          3.32% (3)           (2.03)% (3)         1,063%


(1) Trust shares were offered beginning on November 30, 2001. All ratios for the period have been annualized.
(2) Flex shares were offered beginning on March 11, 2002. All ratios for the period have been annualized.
(3) This amount/ratio has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.

Amounts designated as "--" are either $0 or have been rounded to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       STATEMENT OF ADDITIONAL INFORMATION


                                STI CLASSIC FUNDS
                                 OCTOBER 1, 2002


                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Classic Institutional Money Market and Bond Funds of the STI Classic Funds (the "Trust"). This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):


             CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
       CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
        CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND

                   CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
               CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
  CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND



This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' prospectuses dated October 1, 2002. Capitalized terms not defined herein are defined in the prospectuses. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.


                                TABLE OF CONTENTS


THE TRUST.....................................................................1
DESCRIPTION OF PERMITTED INVESTMENTS..........................................1
INVESTMENT POLICIES..........................................................17
INVESTMENT ADVISER...........................................................18
THE ADMINISTRATOR............................................................19
THE DISTRIBUTOR..............................................................21
THE TRANSFER AGENT...........................................................23
THE CUSTODIAN................................................................23
INDEPENDENT PUBLIC ACCOUNTANTS...............................................23
LEGAL COUNSEL................................................................23
TRUSTEES AND OFFICERS OF THE TRUST...........................................23
PERFORMANCE INFORMATION......................................................28
COMPUTATION OF YIELD.........................................................28
CALCULATION OF TOTAL RETURN..................................................30
PURCHASING AND REDEEMING SHARES..............................................30
DETERMINATION OF NET ASSET VALUE.............................................31
TAXES    ....................................................................32
FUND TRANSACTIONS............................................................34
PORTFOLIO TURNEROVER RATE....................................................39
DESCRIPTION OF SHARES........................................................39
VOTING RIGHTS................................................................39
SHAREHOLDER LIABILITY........................................................40
LIMITATION OF TRUSTEES' LIABILITY............................................40
CODES OF ETHICS..............................................................40
5% AND 25% SHAREHOLDERS......................................................40
FINANCIAL STATEMENTS.........................................................42
APPENDIX .................................................................. A-1

THE TRUST


Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "fund" and collectively, the "funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. This Statement of Additional Information relates to shares of the Classic Institutional Super Short Income Plus Fund and Classic Institutional U.S. Government Securities Super Short Income Plus Fund, which are offered through three separate classes (Institutional, Trust and Flex shares), the Classic Institutional U.S. Treasury Money Market Fund which are offered through two separate classes (Institutional Shares and Corporate Trust Shares) and shares of the Classic Institutional Cash Management Money Market Fund, Classic Institutional Short-Term Bond Fund and the Classic Institutional U.S. Government Securities Money Market Fund which are offered through a single class (Institutional Shares).


DESCRIPTION OF PERMITTED INVESTMENTS


ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay-down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail pre-payment risk, which may vary depending on the type of asset, but is generally less than the pre-payment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

BANK INVESTMENT CONTRACTS (BICS). A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Pursuant to such contracts, the Institutional Cash Management Money Market Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate.


BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments. The Fund may invest up to an aggregate amount of 5% of its total assets in BICs.

BANK OBLIGATIONS. Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, custodial receipts, and time deposits. Eurodollar and Yankee Bank Obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the U.S. by foreign branches of U.S. banks or by foreign banks.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER. Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CORPORATE BONDS. Debt instruments issued by a private corporation, as distinct from one issued by a governmental agency or municipality. Corporate bonds generally have the following features: (1) they are taxable; (2) they have a par value of $1,000; and (3) they have term maturity. They are sometimes traded on major exchanges.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.


DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (E.G., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times (E.G., bonds, notes, debentures).

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will place U.S. government or other liquid, high grade assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

FIXED INCOME SECURITIES. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Funds' net asset value.

FLOATING RATE INSTRUMENTS. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. The Funds can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Funds may use the longer of the period required before the Funds are entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity of the instrument. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the Prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

FOREIGN SECURITIES. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, Europaper and foreign securities. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Fund, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

GUARANTEED INVESTMENT CONTRACTS (GICS). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Pursuant to such contracts, the Institutional Cash Management Money Market Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID  SECURITIES.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

INVESTMENT GRADE OBLIGATIONS. Investment Grade Obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or determined to be of equivalent quality by the Sub-Advisers. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Obligation. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The  secondary  market  for  loan   participations   is  limited  and  any  such
participation purchased by the Fund may be regarded as illiquid.

MEDIUM NOTES. Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and floating mortgages.

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae, and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past,

FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold
PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs  are  securities  collateralized  by  mortgages,   mortgage  pass-throughs,
mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's and are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

Stripped Mortgage-Backed Securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the Principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Determining Maturities of Mortgage-Backed Securities: Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for a Fund, it will be deemed to have a remaining maturity equal to its average life as estimated by the Adviser. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Adviser will be the actual average life.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Municipal Forwards" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. The Institutional Cash Management Money Market Fund may invest in municipal securities. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (I.E., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

OPTIONS. A Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Funds of writing covered calls is that the Funds receive a premium which is additional income. However, if the security rises in value, the Funds may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

The Funds will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Funds will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of SEI Investments Company ("SEI Investments"), the parent company of the Administrator and the Distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. The Funds may invest in restricted securities, and each such Fund may invest up to 15% of its net assets (10% for the money market funds) in illiquid securities, subject to each Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Trust's Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY  COMMITMENTS AND PUTS. The  Institutional  Cash Management  Money Market
Fund may purchase securities at a price which would result in a yield-to-maturity lower than that generally offered by the seller at the time of purchase when it can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the writer) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Institutional Cash Management Money Market Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed _ of 1% of the value of its total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the Federal Book-Entry System. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank. The Institutional Cash Management Money Market Fund may purchase obligations of supranational agencies. Currently the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

SWAPS, CAPS, FLOORS, COLLARS. Swaps, caps, floors and collars are hedging tools designed to permit a Fund to preserve a return or spread on a particular investment or portion of its portfolio. They are also used to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount." This is done in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances. This is usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level. Meanwhile, the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. An obligation a Fund may have under these types of arrangements will be covered by setting aside liquid high-grade securities in a segregated account. The Funds will enter into swaps only with counterparties believed to be creditworthy.

TAXABLE MUNICIPAL SECURITIES. The Institutional Cash Management Money Market Fund may invest in taxable municipal securities. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax. Taxable municipal securities include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

U.S. GOVERNMENT SECURITIES

Certain investments of the Institutional Cash Management Money Market Fund and the U.S. Government Securities Money Market Fund may include U.S. Government Agency Securities. Examples of types of U.S. Government obligations in which the Funds may invest include U.S. Treasury Obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit

Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES AND MUNICIPAL FORWARDS. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase. Municipal forwards call for delivery of the underlying municipal security normally after 45 days but before 1 year after the commitment date.

Although a Fund will only make commitments to purchase when-issued securities and municipal forwards with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing municipal forwards and when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the appropriate custodian, and a Fund will maintain high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities and municipal forwards. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective. The phrase "primarily invests" as used in the prospectus means that the Fund invests at least 65% of its assets in the securities as described in the sentence. Each tax-exempt fund invests at least 80% of its total assets in securities with income exempt from federal income and alternative minimum taxes.

INVESTMENT POLICIES


FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

     1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

     2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

     3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

     4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as permitted by rule, regulation or order of the Securities and Exchange Commission ("SEC").

     5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies who principal business activities are in the same industry.

               5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.


     6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

     7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

     8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies;
          (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed with respect to any Fund by the Board of Trustees.

          1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days' prior notice to shareholders.

          2. No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Funds) would be invested in illiquid securities.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.


INVESTMENT ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2002, Trusco had discretionary management authority with respect to approximately $45.5 billion of assets under management.



ADVISORY AGREEMENTS WITH THE TRUST. The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:


------------------------------------------------------------ ---------------------------------------------------------
                           FUND                                                        FEES
------------------------------------------------------------ ---------------------------------------------------------
  Classic Institutional Cash Management Money Market Fund                             0.20%
------------------------------------------------------------ ---------------------------------------------------------
  Classic Institutional U.S. Government Securities Money
                        Market Fund                                                   0.20%
------------------------------------------------------------ ---------------------------------------------------------
   Classic Institutional U.S. Treasury Securities Money
                        Market Fund                                                   0.20%
------------------------------------------------------------ ---------------------------------------------------------
        Classic Institutional Short-Term Bond Fund                                    0.60%
------------------------------------------------------------ ---------------------------------------------------------
    Classic Institutional Super Short Income Plus Fund                                0.50%
------------------------------------------------------------ ---------------------------------------------------------
  Classic Institutional U.S. Government Securities Super
                  Short Income Plus Fund                                              0.40%
------------------------------------------------------------ ---------------------------------------------------------

For the period from commencement of operations to the fiscal periods ended May 31, 2002, 2001, and 2000, the Trust paid the following advisory fees:

--------------------------------------- -------------------------------------------- ------------------------------------------
                  FUND                                  FEES PAID ($)                              FEES WAIVED ($)
--------------------------------------- -------------------------------------------- ------------------------------------------
                                              2002           2001           2000         2002          2001           2000
--------------------------------------- --------------- -------------- ------------- ------------ -------------- --------------
Classic Institutional Cash Management
Money Market Fund                          5,919,000       4,546,000     4,393,000      924,000       718,000        679,000
--------------------------------------- --------------- -------------- ------------- ------------ -------------- --------------
Classic Institutional U.S. Government
Securities Money Market Fund
                                           1,909,000       1,442,000     1,355,000      88,000        91,000         181,000
--------------------------------------- --------------- -------------- ------------- ------------ -------------- --------------
Classic Institutional U.S. Treasury
Securities Money Market Fund
                                           4,202,000       3,083,000     2,746,000      316,000       251,000        305,000
--------------------------------------- --------------- -------------- ------------- ------------ -------------- --------------
Classic Institutional Short-Term Bond
Fund                                         2,000             *             *           2,000           *              *
--------------------------------------- --------------- -------------- ------------- ------------ -------------- --------------
Classic Institutional Super Short
Income Plus Fund                             6,000             *             *           9,000           *              *
--------------------------------------- --------------- -------------- ------------- ------------ -------------- --------------
Classic Institutional U.S. Government
Securities Super Short Income Plus
Fund                                         3,000             *             *           7,000           *              *
--------------------------------------- --------------- -------------- ------------- ------------ -------------- --------------

*  Not in operation during the period.


THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and
affiliates,   including
the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust,
CNI Charter Funds, Excelsior Funds Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Variable Trust, Turner Funds and UAM Funds Trust.



ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated May 29, 1995, as amended. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days' written notice to the other party.



ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

For the period from commencement of operations to the fiscal periods ended May 31, 2002, 2001, and 2000, the Funds paid the following administrative fees:

--------------------------------------- ------------------------------------------ --------------------------------------------
                  FUND                                 FEES PAID ($)                              FEES WAIVED ($)
--------------------------------------- ------------------------------------------ --------------------------------------------
                                            2002          2001           2000           2002           2001           2000
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional Cash Management
Money Market Fund                         1,674,000     1,315,000      1,554,000       684,000        526,000        439,000
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional U.S. Government
Securities Money Market Fund
                                           488,000       383,000        486,000        200,000        153,000        121,000
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional U.S. Treasury
Securities Money Market Fund
                                          1,105,000      833,000        972,000        452,000        333,000        275,000
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional Short-Term Bond
Fund                                        1,000           *              *              0              *              *
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------


--------------------------------------- ------------------------------------------ --------------------------------------------
                  FUND                                 FEES PAID ($)                              FEES WAIVED ($)
--------------------------------------- ------------------------------------------ --------------------------------------------
                                            2002          2001           2000           2002           2001           2000
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional Super Short
Income Plus Fund                            2,000           *              *              0              *              *
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional U.S. Government
Securities Super Short Income Plus
Fund                                        2,000           *              *              0              *              *
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------

*  Not in operation during the period.


THE DISTRIBUTOR


The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to distribution agreements dated May 29, 1995 with respect to the Trust's Flex Class Shares and November 21, 1995 with respect to its Trust and Investor Class Shares (together, the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor will receive no compensation for distribution of Trust shares, other than compensation received under the Shareholder Servicing Plan for Corporate Trust Shares, described below.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


TRUST AND FLEX SHARES DISTRIBUTION PLANS


The Distribution Agreement and the Flex Plan adopted by the Trust provide that Flex Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to Investor Shares or Flex Shares Shareholders or their customers who beneficially own Investor Shares or Flex Shares. In addition, Flex Shares are subject to a service fee of up to 0.25% of the average daily net assets of the Flex Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding Shareholder communications from the Trust (such as proxies, Shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the Flex Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which Rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Flex Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The Flex Plan requires that quarterly written reports of amounts spent under the Flex Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Flex Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Flex Plan will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of Flex Shares, but Flex Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement and the Flex Plan, Flex Shares are subject to an ongoing distribution and service fee calculated on each of the Funds' aggregate average daily net assets attributable to its Flex Shares.

SHAREHOLDER SERVICING PLANS. The Trust has adopted shareholder service plans for the Corporate Trust Shares and the Institutional Shares (together, the "Service Plan"). Under the Service Plan, the Fund will pay SunTrust Bank ("SunTrust") a fee of up to 0.25% of the average daily net assets attributable to the Corporate Trust Shares or Institutional Shares of that Fund, respectively. SunTrust may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

For the fiscal years ended May 31, 2002, 2001 and 2000, the Fund paid the following amount pursuant to the Service Plan:

--------------------------------------- ------------------------------------------ --------------------------------------------
                                                   AGGREGATE SALES CHARGE                     AMOUNT RETAINED
                  FUND                           PAYABLE TO DISTRIBUTOR ($)                  BY DISTRIBUTOR ($)
--------------------------------------- ------------------------------------------ --------------------------------------------
                                            2002          2001           2000           2002           2001           2000
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional U.S. Treasury
Securities Money Market Fund -
Corporate Trust Shares                    3,492,000     2,546,000      2,182,000         $0             $0             $0
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------

--------------------------------------- ------------------------------------------ --------------------------------------------
                  FUND                          AGGREGATE SALES CHARGE                           AMOUNTS RETAINED
                                             PAYABLE TO DISTRIBUTOR ($)                         BY DISTRIBUTOR ($)
--------------------------------------- ------------------------------------------ --------------------------------------------
                                            2002          2001           2000           2002           2001           2000
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional Short-term Bond
Fund - Institutional Shares                  0             *              *             2,000            *              *
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional Super Short
Income Plus Fund- Institutional Shares
                                             0             *              *             7,000            *              *
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
Classic Institutional U.S. Government
Securities Super Short Income Plus
Fund- Institutional Shares
                                             0             *              *             6,000            *              *
--------------------------------------- ------------ -------------- -------------- -------------- -------------- --------------
* Not in operation for the periods indicated.


THE TRANSFER AGENT

Federated Services Company, Federated Towers, Pittsburgh, PA 15222-3779 serves as the Trust's transfer agent.

THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for the Funds.


INDEPENDENT PUBLIC ACCOUNTANTS

For the fiscal year ended May 31, 2002, PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, PA 19103, served as independent public accountants for the Trust.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's forty-one funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

THOMAS  GALLAGHER  (11/25/47)  -  Trustee -  President,  Genuine  Parts  Company
Wholesale  Distribution,   1970  to  the  present;  Director,  National  Service
Industries; Director, Oxford Industries.

F. WENDELL GOOCH (12/03/32) - Trustee - Retired. President, Orange County Publishing Co., Inc., 1981 to 1997; Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican, 1981 to 1997; President, H & W Distribution, Inc., 1984 to 1997; Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds; Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

JAMES O. ROBBINS (7/04/42) - Trustee - President and Chief Executive Officer, Cox Communications, Inc., 1983 to the present; Director, NCR; Director, Cox Communications.

JONATHAN T. WALTON (3/28/30) - Trustee - Retired. Executive Vice President, NBD Bank, N.A. and NBD Bancorp, October 1956 to March 1995; Trustee, W.K. Kellogg Trust.

RICHARD W. COURTS, II (1/18/36) - Trustee* - Chairman of the Board, Atlantic Investment Company, 1970 to the present.

CLARENCE H. RIDLEY (6/03/42) - Trustee* - Chairman of the Board; Haverty Furniture Companies, 2001 to the present; Partner, King and Spaulding LLP (law firm), 1971 to 2000.

-------------------------------------------------------------

* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because his former law firm has a material business relationship with the parent to the Adviser.



BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The

     Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty-two times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Trust has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.



BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting , the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's  profitability from its Fund-related  operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreements for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


----------------------- --------------------------------------------------------------- ------------------------------
NAME                                 DOLLAR RANGE OF FUND SHARES (FUND)*                  AGGREGATE DOLLAR RANGE OF
                                                                                             SHARES (ALL FUNDS)*
----------------------- --------------------------------------------------------------- ------------------------------
  Courts, Gallagher,        None (Institutional Cash Management Money Market Fund)
    Gooch, Ridley,              None (Institutional U.S. Government Securities                      None
  Robbins and Walton                         Money Market Fund)
                                 None (Institutional U.S. Treasury Securities
                                             Money Market Fund)
                                  None (Institutional Short-Term Bond Fund)
                              None (Institutional Super Short Income Plus Fund)
                          None (Institutional U.S. Government Securities Super Short
                                              Income Plus Fund)
----------------------- --------------------------------------------------------------- ------------------------------

*Valuation date is December 31, 2001.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

------------------------------ ----------------- ------------------------- -------------------- -------------------------------
  Name of Person and Position      Aggregate       Pension or Retirement     Estimated Annual       Total Compensation From
                                  Compensation    Benefits Accrued as Part     Benefits Upon      the Trust and Fund Complex*
                                                      of Fund Expenses          Retirement
------------------------------ ----------------- ------------------------- -------------------- -------------------------------
Richard W. Courts, II,                                                                          $18,000 for services on two
Trustee(1)                         $17,000                 N/A                     N/A          boards
------------------------------ ----------------- ------------------------- -------------------- -------------------------------
Thomas Gallagher,                                                                               $40,000 for services on two
Trustee                            $38,000                 N/A                     N/A          boards
------------------------------ ----------------- ------------------------- -------------------- -------------------------------
F. Wendell Gooch,                                                                               $38,000 for services on two
Trustee                            $36,000                 N/A                     N/A          boards
------------------------------ ----------------- ------------------------- -------------------- -------------------------------
Wilton Looney,                                                                                  $2,000 for services on two
Trustee(2)                          $1,500                 N/A                     N/A          boards
------------------------------ ----------------- ------------------------- -------------------- -------------------------------
Clarence H. Ridley,                                                                             $18,500 for services on two
Trustee(1)                         $17,500                 N/A                     N/A          boards
------------------------------ ----------------- ------------------------- -------------------- -------------------------------
James Robbins,                                                                                  $36,500 for services on two
Trustee                            $34,500                 N/A                     N/A          boards
------------------------------ ----------------- ------------------------- -------------------- -------------------------------
Jonathan T. Walton,                                                                             $36,500 for services on two
Trustee                            $34,500                 N/A                     N/A          boards
------------------------------ ----------------- ------------------------- -------------------- -------------------------------

* The Trust is one of two investment companies in the "Fund Complex," in addition to the STI Classic Variable Trust.
(1) Messrs. Courts and Ridley were appointed as Trustees on November 13, 2001.
(2) Mr. Looney retired on August 21, 2001.


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of some or all of the following: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Variable Trust, Turner Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II., each of which is an open-end management investment company managed by SEI Investments Global Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

JAMES R. FOGGO (06/30/64) - President - Vice President and Assistant Secretary of SEI Investments since 1998; Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999; Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998; Associate, Baker & McKenzie (law firm), 1995 to 1998; Associate, Battle Fowler L.L.P. (law firm), 1993 to 1995; Operations Manager, The Shareholder Services Group, Inc., 1986 to 1990.

JENNIFER E. SPRATLEY, CPA (02/13/69) - Treasurer and Chief Financial Officer - Director, SEI Funds Accounting since November 1999; Audit Manager, Ernst & Young LLP, 1991 to 1999.

LYDIA GAVALIS (06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998; Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989 to 1998.

TIMOTHY D. BARTO (03/28/68) - Vice President and Secretary - Employed by SEI Investments since October 1999; Vice President and Assistant Secretary of the Administrator and Distributor since December 1999; Associate, Dechert Price & Rhoads, 1997 to 1999; Associate, Richter, Miller & Finn, 1994 to 1997.

TODD B. CIPPERMAN (02/14/66) - Vice President and Assistant Secretary - Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000; Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995 to 2000; Associate, Dewey Ballantine (law firm), 1994 to 1995; Associate, Winston & Strawn (law firm), 1991 to 1994.

CHRISTINE M. MCCULLOUGH (12/02/60) - Vice President and Assistant Secretary - Employed by SEI Investments since November 1, 1999; Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999; Associate, White & Williams LLP, 1991 to 1999; Associate, Montgomery, McCracken, Walker & Rhoads, 1990 to 1991.

WILLIAM E. ZITELLI, JR. (06/14/68) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000; Vice President, Merrill Lynch & Co. Asset Management Group, 1998 to 2000; Associate, Pepper Hamilton LLP, 1997 to 1998; Associate, Reboul, MacMurray, Hewitt, Maynard & Kristol, 1995 to 1997.

SHERRY KAJDAN VETTERLEIN (06/22/62) - Vice President & Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since January 2001; Shareholder/Partner, Buchanan Ingersoll Professional Corporation, 1992 to 2000.

JOHN C. MUNCH (05/07/71) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001; Associate at Howard Rice Nemorvoski Canady Falk & Rabkin, 1998 to 2001; Associate at Seward & Kissel, 1996 to 1998.

JOSIE C. ROSSON (03/23/53) - Vice President and Assistant Secretary - Vice President and Compliance Officer of Trusco Capital Management, Inc. since March 2000; Vice President and Compliance Officer of Crestar Bank, 1998 to 2000; Vice President and Compliance Officer of Signet Banking Corporation, 1994 to 1998.


PERFORMANCE INFORMATION


From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.


COMPUTATION OF YIELD


7-DAY YIELD. The current yield of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation (base period). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [Base Period Return + 1)365/7] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

For the seven-day period ended May 31, 2002, the Fund's current effective yields were as follows:

        ------------------------------------------------------------------- ------------------- ----------------
                                       FUND                                    7-DAY YIELD           7-DAY
                                                                                                EFFECTIVE YIELD
        ------------------------------------------------------------------- ------------------- ----------------
        Classic Institutional Cash Management Money Market Fund -
        Institutional Shares (10/25/95)                                           1.88%              1.90%
        ------------------------------------------------------------------- ------------------- ----------------
        Classic Institutional U.S. Government Securities Money Market             1.80%              1.82%
        Fund - Institutional Shares (08/01/94)
        ------------------------------------------------------------------- ------------------- ----------------
        Classic Institutional U.S. Treasury Securities Money Market Fund -        1.60%              1.61%
        Institutional Shares (12/12/96)
        ------------------------------------------------------------------- ------------------- ----------------
        Classic Institutional U.S. Treasury Securities Money Market Fund -        1.40%              1.41%
        Corporate Trust Shares (06/03/99)
        ------------------------------------------------------------------- ------------------- ----------------

The yields of these Funds fluctuate, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yield is one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

30-DAY YIELD. The Bond Funds may advertise a 30-day yield. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)(6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

-------------------------------------------------- --------------------------------- ---------------------------------
                      FUND                                 CLASS OF SHARES                      YIELD (%)
-------------------------------------------------- --------------------------------- ---------------------------------
                                                   Trust Shares                                    N/A
                                                   --------------------------------- ---------------------------------
Classic Institutional Short Term Bond Fund         Institutional Shares                             --
                                                   --------------------------------- ---------------------------------
                                                   Flex Shares                                     N/A
-------------------------------------------------- --------------------------------- ---------------------------------
                                                   Trust Shares                                    N/A
Classic Institutional Super Short Income Plus      --------------------------------- ---------------------------------
Fund                                               Institutional Shares                            2.91
                                                   --------------------------------- ---------------------------------
                                                   Flex Shares                                     N/A
-------------------------------------------------- --------------------------------- ---------------------------------
                                                   Trust Shares                                    N/A
Classic Institutional U.S. Government Securities   --------------------------------- ---------------------------------
Super Short Income Plus Fund                       Institutional Shares                            2.78
                                                   --------------------------------- ---------------------------------
                                                   Flex Shares                                     N/A
-------------------------------------------------- --------------------------------- ---------------------------------

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION. The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

Based on the foregoing, the average annual total returns for the Funds from inception through May 31, 2002 and for one-year periods ended May 31, 2002 were as follows:

        ----------------------------------------------------------------- -----------------------------------
                                      FUND                                   AVERAGE ANNUAL TOTAL RETURN
        ----------------------------------------------------------------- ---------------- ------------------
                                                                             ONE-YEAR       SINCE INCEPTION
        ----------------------------------------------------------------- ---------------- ------------------
        Classic Institutional Cash Management Money Market Fund -              2.68%             5.16%
        Institutional Shares (10/25/95)
        ----------------------------------------------------------------- ---------------- ------------------
        Classic Institutional U.S. Government Securities Money Market          2.61%             5.12%
        Fund - Institutional Shares (08/01/94)
        ----------------------------------------------------------------- ---------------- ------------------
        Classic Institutional U.S. Treasury Securities Money Market            2.28%             4.79%
        Fund - Institutional Shares (12/12/96)
        ----------------------------------------------------------------- ---------------- ------------------
        Classic Institutional U.S. Treasury Securities Money Market            2.08%             4.21%
        Fund - Corporate Trust Shares (06/08/99)
        ----------------------------------------------------------------- ---------------- ------------------
        Classic Institutional Short-Term Bond Fund
        Institutional Shares (05/14/02)                                         N/A               N/A
        ----------------------------------------------------------------- ---------------- ------------------
        Classic Institutional Super Short Income Plus Fund
        Institutional Shares  (04/15/02)                                        N/A               N/A
        ----------------------------------------------------------------- ---------------- ------------------
        Classic Institutional U.S. Government Securities Super Short
        Income Plus Fund                                                        N/A               N/A
        Institutional Shares (04/11/02)
        ----------------------------------------------------------------- ---------------- ------------------


PURCHASING AND REDEEMING SHARES


Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.



DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the federal tax treatment of the funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL INCOME TAX

In order to qualify for treatment as a regulated investment company ("RIC") under the Code each Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar trades or businesses if the Fund owns at least 20% of the voting power of such issuers.

The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund will generally be subject to a nondeductible 4% federal excise tax if it does not comply with certain additional distribution requirements. To comply with such requirements, each Fund will distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to RICs, but can make no assurances that all such tax will be eliminated.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to income tax on its taxable income and gains, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends reserved deduction generally will be available for eligible corporate shareholders (subject to certain limitations).

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

The Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. In general, the Funds do not expect to realize net-long term capital gains because the portion of such Funds' distributions are expected to be eligible for the corporate dividends received deduction.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

SALE, REDEMPTION OR EXCHANGE OF FUND SHARES

Sales,   redemptions  and  exchanges  of  Fund  shares  are  generally   taxable
transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt- interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions and treaties between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE AND LOCAL TAXES

Distributions from a Fund and ownership of Fund shares may be subject to state and local taxation. Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by an Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by an Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of an Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of an Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of an Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor, and will review these procedures periodically.

For the fiscal year ended May 31, 2002, 2001 and 2000 the Funds paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------------------- --------------------------------------------------------------------------------
                   FUND                                AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID ($)
------------------------------------------- --------------------------------------------------------------------------------
                                                       2002                       2001                       2000
------------------------------------------- --------------------------- -------------------------- -------------------------
Classic Institutional Cash Management
Money Market Fund                                    208,247                     269,625                      0
------------------------------------------- --------------------------- -------------------------- -------------------------
Classic Institutional U.S. Government
Securities Money Market Fund                         123,866                     179,492                      0
------------------------------------------- --------------------------- -------------------------- -------------------------
Classic Institutional U.S. Treasury
Securities Money Market Fund                         835,499                     762,294                      0
------------------------------------------- --------------------------- -------------------------- -------------------------
Classic Institutional Short-Term Bond Fund              0                           *                         *
------------------------------------------- --------------------------- -------------------------- -------------------------
Classic Institutional Super Short Income
Plus Fund                                            270,303                        *                         *
------------------------------------------- --------------------------- -------------------------- -------------------------
Classic Institutional U.S. Government
Securities Super Short Income Plus Fund
                                                       270                          *                         *
------------------------------------------- --------------------------- -------------------------- -------------------------

*  Not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


--------------------------------------------------- -------------------------------- ---------------------------------
                                                                                          TOTAL DOLLAR AMOUNT OF
                                                        TOTAL DOLLAR AMOUNT OF            TRANSACTIONS INVOLVING
                       FUND                            BROKERAGE COMMISSIONS FOR        BROKERAGE COMMISSIONS FOR
                                                         RESEARCH SERVICES ($)            RESEARCH SERVICES ($)
--------------------------------------------------- -------------------------------- ---------------------------------
         STI Classic Funds                                   2,650,297.81                    1,417,730,064.31
--------------------------------------------------- -------------------------------- ---------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The

Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended May 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------ ----------------------------------- --------------------------- -----------------------------
         FUND                AGGREGATE DOLLAR AMOUNT OF         PERCENTAGE OF TOTAL          PERCENTAGE OF TOTAL
                           BROKERAGE COMMISSIONS PAID TO       BROKERAGE COMMISSIONS        BROKERAGE TRANSACTIONS
                               AFFILIATED BROKERS ($)            PAID TO AFFILIATED      EFFECTED THROUGH AFFILIATED
                                                                    BROKERS (%)                  BROKERS (%)
------------------------ ----------------------------------- --------------------------- -----------------------------
                            2002        2001        2000       2002     2001     2000     2002      2001      2000
------------------------ ----------- ----------- ----------- --------- -------- -------- -------- --------- ----------
Classic Institutional
Cash Management Money
Market
Fund                      208,247     269,625     169,140      100       100      100      100      100        100
------------------------ ----------- ----------- ----------- --------- -------- -------- -------- --------- ----------
Classic Institutional
U.S. Government
Securities Money
Market Fund               123,866     179,492      99,268      100       100      100      100      100        100
------------------------ ----------- ----------- ----------- --------- -------- -------- -------- --------- ----------
Classic Institutional
U.S. Treasury
Securities Money
Market Fund               835,499     762,294     641,816      100       100      100      100      100        100
------------------------ ----------- ----------- ----------- --------- -------- -------- -------- --------- ----------
Classic Institutional
Short-Term Bond Fund         0           *           *         100        *        *       100       *          *
------------------------ ----------- ----------- ----------- --------- -------- -------- -------- --------- ----------
Classic Institutional
Super Short Income          303          *           *         100        *        *       100       *          *
Plus Fund
------------------------ ----------- ----------- ----------- --------- -------- -------- -------- --------- ----------
Classic Institutional
U.S. Government
Securities Super Short      270          *           *         100        *        *       100       *          *
Income Plus Fund
------------------------ ----------- ----------- ----------- --------- -------- -------- -------- --------- ----------

*  Not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of May 31, 2002, the Classic Institutional Cash Management Money Market Fund held $79,868,000 of repurchase agreements with JP Morgan Chase, $37,961,000 of repurchase agreements with Lehman Brothers, $37,065,000 of repurchase agreements with Paribas, and
$100,222,000 of repurchase agreements with UBS Warburg. The Classic Institutional U.S. Government Securities Money Market Fund held $74,751,000 of repurchase agreements with JP Morgan Chase, $6,973,000 of repurchase agreements with Lehman Brothers, $19,487,000 of repurchase agreements with Merrill Lynch, and $52,400,000 of repurchase agreements with UBS Warburg. The Classic Institutional U.S. Treasury Securities Money Market Fund held $100,109,000 of repurchase agreements with Bear Stearns, $99,758,000 of repurchase agreements with Dresdner Bank, $104,155,000 of repurchase agreements with Deutsche Bank, $525,620,000 of repurchase agreements with Paribas, $100,003,000 of repurchase agreements with Merrill Lynch, $102,877,000 of repurchase agreements with Salomon Smith Barney, $96,670,000 of repurchase agreements with JP Morgan Chase, $535,280,000 of repurchase agreements with UBS Warburg, and $101,778,000 of repurchase agreements with Lehman Brothers. The Classic Institutional Super Short Income Plus Fund held $1,470,000 of repurchase agreements with Merrill Lynch, $523,000 of Lehman Brothers Holdings notes, and $361,000 of Morgan Stanley Dean Witter notes. The Classic Institutional U.S. Government Securities Super Short Income Plus Fund held $1,018,000 of repurchase agreements with Merrill Lynch.

PORTFOLIO TURNOVER RATE

Portfolio  turnover  rate  is  defined  under  SEC  rules  as the  value  of the
securities   purchased  or  securities  sold,  excluding  all  securities  whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold most of their investments in short-term options and futures contracts, which are excluded for purposes of computing portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the hedging and investment activity of the Adviser, it is very difficult to estimate what the Fund's actual turnover rate will be in the future, although it is expected to be high. For the Funds' most recently completed fiscal period ended May 31, 2002, the portfolio turnover rate for each of the non-money market Funds was as follows:

------------------------------------------------------------------------------------- ---------------------------------
                                        FUND                                                 TURNOVER RATE (%)
------------------------------------------------------------------------------------- ---------------------------------
Classic Institutional Short-Term Bond Fund                                                           0
------------------------------------------------------------------------------------- ---------------------------------
Classic Institutional Super Short Income Plus Fund                                                   30
------------------------------------------------------------------------------------- ---------------------------------
Classic Institutional U.S. Government Securities Super Short Income Plus Fund                        34
------------------------------------------------------------------------------------- ---------------------------------

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.



SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the Securities and Exchange Commission, and are available to the public.


5% AND 25% SHAREHOLDERS

As of September 18, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares of the Institutional Class of the Funds were held for the record owner's fiduciary, agency or custodial customers.

------------------------------- ----------------------------------- ---------------------- --------------- ------------
FUND                            NAME AND ADDRESS                      NUMBER OF SHARES         CLASS       % OF CLASS
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                SunTrust Bank
Classic Institutional Cash      Attn:  Susan Grider                  1,187,894,693.4300    Institutional     36.78%
Management Money Market Fund    Mail Center 3133
                                PO Box 105504
                                Atlanta, GA  30348-5504
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                SunTrust Capital Markets ACH Acct.
Classic Institutional Cash      Attn:  Anita Woods CTR 3910          1,945,120,413.6400    Institutional     60.23%
Management Money Market Fund    303 Peachtree Street, 24th Floor
                                Atlanta, GA  30308-3201
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                SunTrust Bank
Classic Institutional US        Attn:  Susan Grider
Government Securities Money     Mail Center 3133                      633,074,285.7200     Institutional     64.85%
Market Fund                     PO Box 105504
                                Atlanta, GA  30348-5504
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                SunTrust Capital Markets ACH Acct.
Classic Institutional US        Attn:  Anita Woods CTR 3910
Government Securities Money     303 Peachtree Street, 24th Floor      343,199,285.1600     Institutional     35.15%
Market Fund                     Atlanta, GA  30308-3201
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                SunTrust Bank
Classic Institutional US        Attn:  Susan Grider
Treasury Securities Money       Mail Center 3133                      128,935,644.6900     Institutional     23.63%
Market Fund                     PO Box 105504
                                Atlanta, GA  30348-5504
------------------------------- ----------------------------------- ---------------------- --------------- ------------
Classic Institutional US        SunTrust Capital Markets ACH Acct.
Treasury Securities Money       Attn:  Anita Woods CTR 3910           416,645,106.6600     Institutional     76.37%
Market Fund                     303 Peachtree Street, 24th Floor
                                Atlanta, GA  30308-3201
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                SunTrust Bank
Classic Institutional US        Attn:  Susan Grider
Treasury Securities Money       Mail Center 3133                     1,433,648,255.7700      Corporate       100.00%
Market Fund                     PO Box 105504                                                  Trust
                                Atlanta, GA  30348-5504
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                Trustman
                                SunTrust Banks
Classic Institutional           Mutual Fund Reconciliation Unit         694,735.7930       Institutional     38.09%
Short-Term Bond Fund            Mail Center 3144
                                PO Box 105870
                                Atlanta, GA  30348-5870
------------------------------- ----------------------------------- ---------------------- --------------- ------------

------------------------------- ----------------------------------- ---------------------- --------------- ------------
FUND                            NAME AND ADDRESS                      NUMBER OF SHARES         CLASS       % OF CLASS
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                Trustman
                                SunTrust Banks
Classic Institutional           Mutual Fund Reconciliation Unit         419,158.3160       Institutional     22.98%
Short-Term Bond Fund            Mail Center 3144
                                PO Box 105870
                                Atlanta, GA  30348-5870
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                Trustman
                                SunTrust Banks
Classic Institutional           Mutual Fund Reconciliation Unit         709,923.4260       Institutional     38.92%
Short-Term Bond Fund            Mail Center 3144
                                PO Box 105870
                                Atlanta, GA  30348-5870
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                Trustman
                                SunTrust Banks
Classic Institutional Super     Mutual Fund Reconciliation Unit        3,305,335.0640      Institutional      7.94%
Short Income Plus Fund          Mail Center 3144
                                PO Box 105870
                                Atlanta, GA  30348-5870
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                Trustman
                                SunTrust Banks
Classic Institutional Super     Mutual Fund Reconciliation Unit        41,640,887.6370     Institutional     100.00%
Short Income Plus Fund          Mail Center 3144
                                PO Box 105870
                                Atlanta, GA  30348-5870
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                Trustman
Classic Institutional US        SunTrust Banks
Government Securities Super     Mutual Fund Reconciliation Unit        11,446,508.5380     Institutional     31.21%
Short Income Plus Fund          Mail Center 3144
                                PO Box 105870
                                Atlanta, GA  30348-5870
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                Trustman
Classic Institutional US        SunTrust Banks
Government Securities Super     Mutual Fund Reconciliation Unit        11,978,983.7560     Institutional     32.66%
Short Income Plus Fund          Mail Center 3144
                                PO Box 105870
                                Atlanta, GA  30348-5870
------------------------------- ----------------------------------- ---------------------- --------------- ------------
                                National Public Radio Inc.
Classic Institutional US        Attn:  James Elder
Government Securities Super     635 Massachusetts Avenue, NW           11,519,611.7340     Institutional     31.41%
Short Income Plus Fund          Washington, DC  20001-3740
------------------------------- ----------------------------------- ---------------------- --------------- ------------

FINANCIAL STATEMENTS


The financial statements for the STI Classic Fund's fiscal year ended May 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference, except for the Statement of Operations of the STI Classic Institutional Short-Term Bond Fund, STI Classic Institutional Super Short Income Plus Fund and STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, and the Financial Highlights of the STI Classic Institutional Short-Term Bond Fund, STI Classic Institutional Super Short Income Plus Fund and STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, which statements are included herein and reflect the correction of clerical errors that were contained in such financial statements. A copy of the 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX


DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                o   Leading market positions in well-established industries.

                o   High rates of return on funds employed.

                o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                o Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. "Fitch." Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

               Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

               Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2      Satisfactory   capacity  to  pay  principal  and  interest  with  some
          vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31, FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                               NET ASSET                                   DISTRIBUTIONS
                                 VALUE          NET      NET REALIZED AND     FROM NET        NET ASSET
                               BEGINNING    INVESTMENT   UNREALIZED GAINS    INVESTMENT       VALUE END      TOTAL
                               OF PERIOD      INCOME      ON INVESTMENTS       INCOME         OF PERIOD     RETURN+
                              ----------   -----------   -----------------  --------------    ----------    --------
CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
Institutional Shares
           2002 (1)              $10.00       $ 0.01          $ 0.03           $ (0.01)         $10.03       0.41%
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
Institutional Share
           2002 (2)              $ 2.00       $ 0.01          $  --            $ (0.01)         $ 2.00       0.30%
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
Institutional Shares
           2002 (3)              $ 2.00       $ 0.01          $  --            $ (0.01)         $ 2.00       0.32%


 +   Returns are for the period indicated and have not been annualized.
     (The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.)
(1)  Commenced operations on May 14, 2002. All ratios have been annualized.
(2)  Commenced operations on April 15, 2002. All ratios have been annualized.
(3)  Commenced operations on April 11, 2002. All ratios have been annualized.

Amounts designated as "--" are either $0 or rounded to $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS




                                                                                                        RATIO OF
                                                               RATIO OF             RATIO OF         NET INVESTMENT
                           NET ASSETS       RATIO OF        NET INVESTMENT         EXPENSES TO          INCOME TO        PORTFOLIO
                             END OF        EXPENSES TO         INCOME TO       AVERAGE NET ASSETS   AVERAGE NET ASSETS    TURNOVER
                          PERIOD (000)  AVERAGE NET ASSETS AVERAGE NET ASSETS  (EXCLUDING WAIVERS)  (EXCLUDING WAIVERS)     RATE
                         -------------  ------------------ ------------------  -------------------  ------------------- ------------
CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
Institutional Shares
           2002 (1)         $ 16,176         0.57% (4)           2.60% (4)            1.07% (4)          2.10% (4)          0%
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
Institutional Shares
           2002 (2)         $ 33,730         0.36% (4)           2.44% (4)            0.91% (4)          1.89% (4)         30%
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
Institutional Shares
           2002 (3)         $ 28,138         0.30% (4)           2.42% (4)            0.83% (4)          1.89% (4)         34%


(1)  Commenced operations on May 14, 2002. All ratios have been annualized.
(2)  Commenced operations on April 15, 2002. All ratios have been annualized.
(3)  Commenced operations on April 11, 2002. All ratios have been annualized.
(4) This ratio has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.

Amounts designated as "--" are either $0 or rounded to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC FUNDS FOR THE PERIOD ENDED MAY 31, 2002

                                                                                                                CLASSIC
                                                                                     CLASSIC                 INSTITUTIONAL
                                                           CLASSIC                INSTITUTIONAL             U.S. GOVERNMENT
                                                        INSTITUTIONAL              SUPER SHORT             SECURITIES SUPER
                                                         SHORT-TERM                  INCOME                  SHORT INCOME
                                                         BOND FUND*                PLUS FUND**               PLUS FUND***
                                                       ----------------        --------------------      --------------------
Income:
   Interest Income                                           $22                      $78                       $ 64
                                                            ----                     ----                      -----
Expenses:
   Investment Advisory Fees                                    4                       15                         10
   Administrator Fees                                          1                        2                          2
   Transfer Agent Fees                                        --                       --                         --
   Transfer Agent
     Out of Pocket Expenses and
     Shareholder Servicing Fees                               --                       --                         --
   Printing Fees                                              --                        1                          1
   Custody Fees                                               --                       --                         --
   Professional Fees                                          --                       --                         --
   Trustee Fees                                               --                       --                         --
   Registration Fees                                           1                        1                          2
   Shareholder Service Fees                                    2(1)                     7(1)                       6(1)
   Other Fees                                                 --                       --                         --
                                                            ----                     ----                      -----
   Total Expenses                                              8                       26                         21
                                                            ----                     ----                      -----
   Less: Investment Advisory
       Fees Waived                                            (2)                      (9)                        (7)
        Shareholder Service Fees Waived                       (2)(1)                   (7)(1)                     (6)(1)
                                                            ----                     ----                      -----
    Net Expenses                                               4                       10                          8
                                                            ----                     ----                      -----
Net Investment Income                                         18                       68                         56
                                                            ----                     ----                      -----
Net Realized Loss on
   Securities Sold                                            --                       --                         (5)
Net Change in Unrealized
   Appreciation on Investments                                52                       30                         60
                                                            ----                     ----                      -----
Increase in Net Assets Resulting
   from Operations                                           $70                      $98                       $111
                                                            ====                     ====                      =====

  * Commenced operations on May 14, 2002.
 ** Commenced operations on April 15, 2002.
*** Commenced operations on April 11, 2002.
(1) This amount has been changed to reflect the correction of a clerical error contained in the Fund's 2002 Annual Report to Shareholders.

Amounts designated as "--" are either $0 or round to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       STATEMENT OF ADDITIONAL INFORMATION


                                STI CLASSIC FUNDS
                                 OCTOBER 1, 2002


                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of STI Classic Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses dated October 1, 2002. This SAI relates to the following series of the Trust (the "Fund"):


                    STI CLASSIC LIFE VISION CONSERVATIVE FUND

This SAI is incorporated by reference into the Trust's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

                                TABLE OF CONTENTS
                                -----------------



THE TRUST................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..........S-1
DESCRIPTION OF THE UNDERLYING FUNDS' PERMITTED INVESTMENTS...............S-2
INVESTMENT LIMITATIONS..................................................S-24
INVESTMENT ADVISER......................................................S-25
THE ADMINISTRATOR.......................................................S-26
THE DISTRIBUTOR.........................................................S-27
THE TRANSFER AGENT......................................................S-27
THE CUSTODIAN...........................................................S-27
INDEPENDENT PUBLIC ACCOUNTANTS..........................................S-27
LEGAL COUNSEL...........................................................S-28
TRUSTEES AND OFFICERS OF THE TRUST......................................S-28
PERFORMANCE INFORMATION.................................................S-31
CALCULATION OF TOTAL RETURN.............................................S-32
PURCHASING AND REDEEMING SHARES.........................................S-32
DETERMINATION OF NET ASSET VALUE........................................S-32
TAXES...................................................................S-33
FUND TRANSACTIONS.......................................................S-35
DESCRIPTION OF SHARES...................................................S-38
SHAREHOLDER LIABILITY...................................................S-38
LIMITATION OF TRUSTEES' LIABILITY.......................................S-38
CODES OF ETHICS.........................................................S-38
APPENDIX ............................................................... A-1

THE TRUST


GENERAL. The Fund is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series ("Funds") of shares of beneficial interest ("Shares"). Each Fund reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund currently offers at least one of the following classes of Shares: Trust Class, Investor Class and Flex Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in minimum initial investment requirements. Additional Funds and/or classes may be created from time to time. This Statement of Additional Information refers to the Trust Shares of the Life Vision Conservative Fund. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. For more information on shareholder servicing and distribution expenses, see the "Distributor."

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES


The Funds' investment objectives and principal investment strategies are described in the Trust's prospectuses. The following information supplements, and should be read in conjunction with the prospectuses. For a description of certain permitted investments discussed below, see "Description of the Underlying Funds' Permitted Investments."


STI CLASSIC LIFE VISION FUNDS (LIFE VISION FUNDS). The Life Vision Funds provide investors with the opportunity to pursue four distinct asset allocation strategies implemented through investments in shares of selected STI Classic Funds. By investing in the Life Vision Funds, investors have the opportunity to diversify and allocate their assets among the broad range of STI Classic Funds. The Adviser simplifies the diversification and asset allocation process by reviewing, analyzing, selecting, monitoring, reallocating and rebalancing each Life Vision Fund's holdings of STI Classic Funds for investors.

The assets of each Life Vision Fund will be allocated among underlying STI Classic Funds in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the underlying STI Classic Funds. Each Life Vision Fund has the ability to invest its assets allocated to a particular asset class in one or more of the underlying STI Classic Funds, which have differing investment objectives, policies and risk characteristics. The risks associated with investing in a Life Vision Fund will vary depending upon how the assets within its asset classes are allocated from time to time among the underlying STI Classic Funds. Although the Life Vision Funds currently expect to invest in a number of the underlying STI Classic Funds identified below, the Adviser has the discretion to change the particular STI Classic Funds used as underlying investments for the Life Vision Funds. If the Adviser determines in the future that it is in a Life Vision Fund's best interest, the Adviser may substitute or include other underlying STI Classic Funds, including STI Classic Funds that do not currently exist. The Adviser will manage each Life Vision Fund Fund consistent with that Life Vision Fund's investment objective and policies. There is no assurance that the Life Vision Fund will achieve its investment objective.

                            CAPITAL APPRECIATION FUND
                             GROWTH AND INCOME FUND
                           INVESTMENT GRADE BOND FUND
                         PRIME QUALITY MONEY MARKET FUND
                              SHORT-TERM BOND FUND
                           SMALL CAP GROWTH STOCK FUND
                           SMALL CAP VALUE EQUITY FUND
                         U.S. GOVERNMENT SECURITIES FUND

DESCRIPTION OF THE UNDERLYING FUNDS' PERMITTED INVESTMENTS


The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.


AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for these securities.

BORROWING. The Funds may borrow money. Each Fund may borrow money to facilitate management of a Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this situation, neither Fund will purchase securities while borrowing represent more than 5% of its total assets.


COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (E.G., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times (E.G., bonds, notes, debentures).

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will place U.S. government or other liquid, high grade assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:


o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

o Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.


o MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


EQUITY-LINKED SECURITIES. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.

o PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

o ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

o LYONS. Liquid Yield Option Notes ("LYONS") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including, but not limited to, the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of the International Equity International Equity Index, when included in appropriate amounts in a portfolio otherwise consisting of domestic securities, may provide a source of increased diversification. The International Equity, International Equity Index seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the International Equity, International Equity Index Funds may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing. Currently, the countries excluded from this category are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Ireland, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.


FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, a Fund may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other risk management purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which a Fund may use futures contracts and related options for risk management purposes (other than BONA FIDE hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the

Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GUARANTEED INVESTMENT CONTRACTS (GICS). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.


HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.


HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, I.E., below BBB by S&P or Baa by Moody's, or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.


HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.



ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

INVESTMENT GRADE OBLIGATIONS. Investment Grade Obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or determined to be of equivalent quality by the Sub-Advsiers. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Obligation. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.


LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.


MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and floating mortgages.

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae, and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's and are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

Stripped Mortgage-Backed Securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the Principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Determining Maturities of Mortgage-Backed Securities: Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for a Fund, it will be deemed to have a remaining maturity equal to its average life as estimated by the Adviser. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Adviser will be the actual average life.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Municipal Forwards" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.


MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (I.E., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.


Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of SEI Investments Company ("SEI Investments"), the parent company of the Administrator and the Distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.


REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Portfolio invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Portfolio invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Portfolio's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. The Portfolio may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which the Portfolio will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of the Portfolio's investments.


REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each

Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.


RESOURCE RECOVERY BONDS. The Virginia Tax-Free Money Market Fund and the municipal bond funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).


SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with the Funds' investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Funds own at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Funds close their short position or replace the borrowed security, the Funds will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Funds' short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.


STANDBY COMMITMENTS AND PUTS. The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the Federal Book-Entry System. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.


STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.


SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR . The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover);
(5) a Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the index hedged that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. In addition, the Adviser's use of hedging techniques will cause the Funds' performance to diverge from that of its respective index at times when hedges are employed.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. Government obligations in which the Profile Series may invest include U.S. Treasury Obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

     Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective. The phrase "primarily invests" as used in the prospectuses means that the Fund invests at least 65% of its assets in the securities as described in the sentence. Each tax-exempt fund invests at least 80% of its total assets in securities with income exempt from federal income and alternative minimum taxes.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.


VENTURE CAPITAL. The Fund may invest in venture capital limited partnerships and venture capital funds that, in turn, invest principally in securities of early stage, developing companies. Investments in venture capital limited partnerships and venture capital funds present a number of risks not found in investing in established enterprises including the facts that such a partnership's or fund's portfolio will be composed almost entirely of early-stage companies that may lack depth of management and sufficient resources, that may be marketing a new product for which there is no established market, and that may be subject to intense competition from larger companies. Any investment in a venture capital limited partnership or venture capital fund will lack liquidity, will be difficult to value, and the Fund will not be entitled to participate in the management of the partnership or fund. If for any reason the services of the general partners of a venture capital limited partnership were to become unavailable, such limited partnership could be adversely affected.

In addition to investing in venture capital limited partnerships and venture capital funds, the Fund may directly invest in early-stage, developing companies. The risks associated with investing in these securities are substantially similar to the risks set forth above. The Fund will typically purchase equity securities in these early-stage, developing companies; however from time to time, the Fund may purchase non-investment grade debt securities in the form of convertible notes.

Such investments involve costs at the venture capital level which are in addition to those of the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.


WHEN-ISSUED SECURITIES AND MUNICIPAL FORWARDS. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase. Municipal forwards call for delivery of the underlying municipal security normally after 45 days but before 1 year after the commitment date.

Although a Fund will only make commitments to purchase when-issued securities and municipal forwards with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing municipal forwards and when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the appropriate custodian, and a Fund will maintain high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities and municipal forwards. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

     1. With respect to 75% of each Fund's total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

     2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

     3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

     4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as permitted by rule, regulation or order of the Securities and Exchange Commission ("SEC").

     5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies who principal business activities are in the same industry.

               5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

               5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

     6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

     7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

     8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies;
          (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed with respect to any Fund by the Board of Trustees.

     1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days' prior notice to shareholders.

     2. No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Prime Quality Money Market, U.S. Government Securities Money Market, U.S. Treasury Money Market Fund, and Tax-Exempt Money Market Funds) would be invested in illiquid securities.

     3. No Life Vision Fund currently intends to purchase securities on margin, except that a Life Vision Fund may obtain such short-term credits as are necessary for the clearance of transactions.

     4.   No Life Vision Fund currently intends to sell securities short.

     5. No Life Vision Fund currently intends to purchase or sell futures contracts or put or call options.

     6. No Life Vision Fund may invest in shares of unaffiliated money market funds, except as permitted by the SEC.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

INVESTMENT ADVISER


GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2002, Trusco had discretionary management authority with respect to approximately $45.5 billion of assets under management.


ADVISORY AGREEMENTS WITH THE TRUST. Prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc., served as investment adviser to the Balanced Fund, Capital Appreciation Fund, Florida Tax-Exempt Bond Fund, International Equity Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank,

Atlanta), a subsidiary of SunTrust Banks, Inc. and the investment adviser of the Georgia Tax-Exempt Bond Fund, succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco. As a result, Trusco now serves as the investment adviser to each Fund pursuant to three separate agreements.

The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


ADVISORY FEES PAID TO THE ADVISER. For its advisory services, Trusco Capital Management, Inc. is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of: 1.15% of the average daily net assets of the Capital Appreciation Fund and Small Cap Value Equity Fund, 0.74% of the average daily net assets of the Investment Grade Bond Fund, 0.90% of the average daily net assets of the Growth and Income Fund, 0.65% of the average daily net assets of the Prime Quality Money Market Fund and Short-Term Bond Fund, 1.15% of the average daily net assets of the Small Cap Growth Stock Fund, 0.74% of the average daily net assets of the U.S. government Securities Fund, and 0.25% of the average daily net assets of the Life Vision Conservative Fund.

The Adviser has agreed to waive its fees or reimburse expenses in order to limit the underlying Funds' and Fund expenses.


THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Adminstrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Variable Trust, Turner Funds and UAM Funds Trust.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated May 29, 1995, as amended. Under the Administration Agreement, the Administrtor provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated May 29, 1992 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor will receive no compensation for distribution of Trust Shares. In addition, the Investor Shares of the Funds have a distribution plan (the "Investor Plan"), and the Flex Shares of the Funds have a distribution and service plan (the "Flex Plan").

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

THE TRANSFER AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779 serves as the Trust's transfer agent.

THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street, N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for all of the eligible underlying Funds.


INDEPENDENT PUBLIC ACCOUNTANTS

For the fiscal year ended May 31, 2002, PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, PA 19103, served as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's nineteen funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


THOMAS GALLAGHER (11/25/47) - Trustee - President, Genuine Parts Company Wholesale Distribution, 1970 to the present; Director, National Service Industries; Director, Oxford Industries.

F. WENDELL GOOCH (12/03/32) - Trustee - Retired. President, Orange County Publishing Co., Inc., 1981 to 1997; Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican, 1981 to 1997; President, H & W Distribution, Inc., 1984 to 1997; Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds; Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

JAMES O. ROBBINS (7/04/42) - Trustee - President and Chief Executive Officer, Cox Communications, Inc., 1983 to the present; Director, NCR; Director, Cox Communications.

JONATHAN T. WALTON (3/28/30) - Trustee - Retired. Executive Vice President, NBD Bank, N.A. and NBD Bancorp, October 1956 to March 1995; Trustee, W.K. Kellogg Trust.

RICHARD W. COURTS, II (1/18/36) - Trustee* - Chairman of the Board, Atlantic Investment Company, 1970 to the present.

CLARENCE H. RIDLEY (6/03/42) - Trustee* - Chairman of the Board; Haverty Furniture Companies, 2001 to the present; Partner, King and Spaulding LLP (law firm), 1971 to 2000.

* Messrs. Courts and Ridley may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because his former law firm has a material business relationship with the parent to the Adviser.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty-two times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Trust has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting , the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable;
(b)
concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreements for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:


-------------------------------------------------------------------------------------------------------------------------------
  Name of Person and Position      Aggregate       Pension or Retirement     Estimated Annual     Total Compensation From the
                                  Compensation    Benefits Accrued as Part     Benefits Upon        Trust and Fund Complex*
                                                      of Fund Expenses          Retirement
-------------------------------------------------------------------------------------------------------------------------------
Richard W. Courts, II, Trustee(1)  $17,000                 N/A                     N/A          $18,000 for services on two
                                                                                                boards
-------------------------------------------------------------------------------------------------------------------------------
Thomas Gallagher,                                                                               $40,000 for services on two
Trustee                            $38,000                 N/A                     N/A          boards
-------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch,                                                                               $38,000 for services on two
Trustee                            $36,000                 N/A                     N/A          boards
-------------------------------------------------------------------------------------------------------------------------------
Wilton Looney,                                                                                  $2,000 for services on two
Trustee(2)                          $1,500                 N/A                     N/A          boards
-------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley, Trustee(1)                                                                  $18,500 for services on two
                                   $17,500                 N/A                     N/A          boards
-------------------------------------------------------------------------------------------------------------------------------
James Robbins,                                                                                  $36,500 for services on two
Trustee                            $34,500                 N/A                     N/A          boards
-------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton,                                                                             $36,500 for services on two
Trustee                            $34,500                 N/A                     N/A          boards
-------------------------------------------------------------------------------------------------------------------------------

* The Trust is one of two investment companies in the "Fund Complex," in addition to the STI Classic Variable Trust.
(1)  Messrs. Courts and Ridley were appointed as Trustees on November 13, 2001.
(2)  Mr. Looney retired on August 21, 2001.


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of some or all of the following: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Variable Trust, Turner Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II., each of which is an open-end management investment company managed by SEI Investments Global Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

JAMES R. FOGGO (06/30/64) - President - Vice President and Assistant Secretary of SEI Investments since 1998; Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999; Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998; Associate, Baker & McKenzie (law firm), 1995 to 1998; Associate, Battle Fowler L.L.P. (law firm), 1993 to 1995; Operations Manager, The Shareholder Services Group, Inc., 1986 to 1990.

JENNIFER E. SPRATLEY, CPA (02/13/69) - Treasurer and Chief Financial Officer - Director, SEI Funds Accounting since November 1999; Audit Manager, Ernst & Young LLP, 1991 to 1999.

LYDIA GAVALIS (06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998; Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989 to 1998.

TIMOTHY D. BARTO (03/28/68) - Vice President and Secretary - Employed by SEI Investments since October 1999; Vice President and Assistant Secretary of the Administrator and Distributor since December 1999; Associate, Dechert Price & Rhoads, 1997 to 1999; Associate, Richter, Miller & Finn, 1994 to 1997.

TODD B. CIPPERMAN (02/14/66) - Vice President and Assistant Secretary - Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000; Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995 to 2000; Associate, Dewey Ballantine (law firm), 1994 to 1995; Associate, Winston & Strawn (law firm), 1991 to 1994.

CHRISTINE M. MCCULLOUGH (12/02/60) - Vice President and Assistant Secretary - Employed by SEI Investments since November 1, 1999; Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999; Associate, White & Williams LLP, 1991 to 1999; Associate, Montgomery, McCracken, Walker & Rhoads, 1990 to 1991.

WILLIAM E. ZITELLI, JR. (06/14/68) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000; Vice President, Merrill Lynch & Co. Asset Management Group, 1998 to 2000; Associate, Pepper Hamilton LLP, 1997 to 1998; Associate, Reboul, MacMurray, Hewitt, Maynard & Kristol, 1995 to 1997.

SHERRY KAJDAN VETTERLEIN (06/22/62) - Vice President & Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since January 2001; Shareholder/Partner, Buchanan Ingersoll Professional Corporation, 1992 to 2000.

JOHN C. MUNCH (05/07/71) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin, 1998 to 2001; Associate at Seward & Kissel, 1996 to 1998.

JOSIE C. ROSSON (03/23/53) - Vice President and Assistant Secretary - Vice President and Compliance Officer of Trusco Capital Management, Inc. since March 2000; Vice President and Compliance Officer of Crestar Bank, 1998 to 2000; Vice President and Compliance Officer of Signet Banking Corporation, 1994 to 1998.


PERFORMANCE INFORMATION

From time to time a Fund may advertise its performance. Performance figures are based on historical earnings and are not intended to indicate future performance.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN. The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Funds may be made [through the Transfer Agent] on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed:
New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment of Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is a summary of certain Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the Federal tax treatment of a Fund or its shareholders, and the discussion here and in the Trust's prospectuses is not intended as a substitute for careful tax planning. Further, this discussion does not address the tax considerations affecting any Contract Owner. Federal income tax considerations affecting such Owners is discussed in the prospectuses and the statement of additional information for such Contract.

FEDERAL INCOME TAX

This discussion of Federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), the Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Federal excise tax applicable to regulated investment companies, but can make no assurances that distributions will be sufficient to avoid this tax.

Any gain or loss recognized on a sale or redemption of shares of the Fund by an Investor who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distributions.

If the Fund fails to maintain qualification as a RIC for a tax year, the Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of the Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations). The board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund, and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by the Fund.

The Fund receives income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of the Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the Fund.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

If a shareholder that is a tax-exempt investor (E.G., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income ("UBTI"). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Sale, Redemption or Exchange of Fund Shares
-------------------------------------------

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

STATE TAXES

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to Investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.


BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor, and will review these procedures periodically.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


--------------------------------------------------- -------------------------------- ---------------------------------
                                                                                          TOTAL DOLLAR AMOUNT OF
                                                        TOTAL DOLLAR AMOUNT OF            TRANSACTIONS INVOLVING
                       FUND                            BROKERAGE COMMISSIONS FOR        BROKERAGE COMMISSIONS FOR
                                                         RESEARCH SERVICES ($)            RESEARCH SERVICES ($)
--------------------------------------------------- -------------------------------- ---------------------------------
         STI Classic Funds                                   2,650,297.81                    1,417,730,064.31
--------------------------------------------------- -------------------------------- ---------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              -    Leading market positions in well-established industries.

              -    High rates of return on funds employed.

              - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

              - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

              - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's
-------

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch
-----

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson
-------

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                STI CLASSIC FUNDS
                            PART C: OTHER INFORMATION
                         POST-EFFECTIVE AMENDMENT NO. 43

Item 23.  Exhibits:

(a) Declaration of Trust as originally filed with Registrant's Registration Statement on Form N-1A filed February 12, 1992 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(b) Amended and Restated By-Laws, as approved by the Board of Trustees on August 15, 2000, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-00-000528 on September 21, 2000.
(c)      Not applicable.
(d)(1) Revised Investment Advisory Agreement with Trusco Capital Management, Inc. as originally filed with Registrant's Post-Effective Amendment No. 5 filed August 2, 1993 is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(d)(2) Investment Advisory Agreement with American National Bank and Trust Company as originally filed with Registrant's Post-Effective Amendment No. 6 filed October 22, 1993 is incorporated herein by reference to
         Exhibit 5(d) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(d)(3) Investment Advisory Agreement with Sun Bank Capital Management, National Association (now Trusco Capital Management, Inc.) as originally filed with Registrant's Post-Effective Amendment No. 6 filed October 22, 1993 is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(d)(4) Investment Advisory Agreement with Trust Company Bank (now Trusco Capital Management, Inc.) as originally filed with Registrant's Post-Effective Amendment No. 6 filed October 22, 1993 is incorporated herein by reference to Exhibit D(4) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-028802 on July 30, 1998.
(d)(5) Revised Schedule A to the Revised Investment Advisory Agreement with Trusco Capital Management, Inc. dated May 24, 1999 is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-99-037088 on September 28, 1999.
(d)(6) Revised Schedule A to the Revised Investment Advisory Agreement with Trusco Capital Management, Inc. dated October 1, 1999 is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-99-007899 on December 1, 1999.
(d)(7) Revised Schedule A to the Revised Investment Advisory Agreement with Trusco Capital Management, Inc. dated March 27, 2000 is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.

(d)(8) Revised Schedule A dated April 8, 2002 to the Revised Investment Advisory Agreement with Trusco Capital Management dated March 28, 2000 is filed herewith.

(e) Distribution Agreement dated May 26, 1992 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 16 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-021336 on September 27, 1996.
(f)      Not applicable.
(g)(1) Custodian Agreement with Trust Company Bank dated February 1, 1994 originally filed with Registrant's Post-Effective Amendment No. 13 filed September 28, 1995 is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(g)(2) Custodian Agreement with the Bank of California is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(g)(3) Fourth Amendment to Custodian Agreement by and between STI Trust & Investment Operations, Inc. and The Bank of New York dated May 6, 1997 is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-97-032207 on September 30, 1997.

(g)(4) Amendment dated November 30, 2001 to the Custody Agreement dated May 11, 1999 between the Trust with respect to the International Equity Fund, International Equity Index Fund and the Strategic Income Fund and the Bank of New York is filed herewith.

(h)(1) Transfer Agent Agreement with Federated Services Company dated May 14, 1994 originally filed with Post-Effective Amendment No. 9 filed September 22, 1994 is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(h)(2) Administration Agreement with SEI Financial Management Corporation dated May 29, 1995 is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 32 to the Registrant's
         Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-99-037088 on September 28, 1999.
(h)(3) Consent to Assignment and Assumption of the Administration Agreement between STI Classic Funds and SEI Financial Management Corporation is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-97-032207 on September 30, 1997.


(i)      Opinion and Consent of Counsel is filed herewith.
(j) Consent of PricewaterhouseCoopers LLP, independent public accountants, is filed herewith.

(k)      Not applicable.
(l)      Not applicable.
(m)(1) Distribution Plan - Investor Class is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 16 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-021336 on September 27, 1996.
(m)(2) Distribution and Service Agreement relating to Flex Shares dated May 29, 1995 as originally filed with Post-Effective Amendment No. 12 filed August 17, 1995 is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(n)(1) Rule 18f-3 Plan is incorporated herein by reference to Exhibit (o) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-027407 on July 15, 1998.
(n)(2) Certificate of Class Designation is incorporated herein by reference to Exhibit of Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-99-009731 on April 15, 1999.
(n)(3) Amended Rule 18f-3 Plan dated May 14, 2000 to the Rule 18f-3 Plan dated May 24, 1995 is filed herewith.
(o)(1)   Powers of Attorney  are incorporated  herein by  reference  to  Exhibit
         (o) of Post-Effective Amendment No. 10 to the Registration Statement of STI Classic Variable Trust (SEC No. 033-91476) filed with the SEC via EDGAR Accession No. 0000935069-01-000085 on February 21, 2001.

(o)(2)   Powers of Attorney  are  incorporated  herein by  reference  to Exhibit
         (o)(2) of Post Effective Amendment No. 12 to the Registration Statement of STI Classic Variable Trust (SEC No. 033-91476) filed with the SEC via EDGAR Accession No. 0000935069-02-000358 on April 29, 2002.


(p)(1) Code of Ethics for STI Classic Funds are incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.
(p)(2) Code of SEI Investments Company as of December 2000 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 3 to the Registration Statement of SEI Insurance Products Trust (SEC No. 333-70013) filed with the SEC via EDGAR Accession No. 0000912057-01-511209 on April 27, 2001.
(p)(3) Code of Ethics for Trusco Capital Management, Inc. are incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.
(p)(4) Code of Ethics for Trusco Capital Management, Inc., as approved by the Board of Trustees on August 15, 2000, are incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-00-000528 on September 21, 2000.

Item 24.   Persons Controlled by or under Common Control with Registrant:

See the Prospectus and Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 25.   Indemnification:

Article VIII of the Agreement of Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.   Business and Other Connections of Investment Advisors:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of each Advisor is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:



                                                                                                  CONNECTION WITH OTHER
NAME                                                          NAME OF OTHER COMPANY                      COMPANY
----------------------------------------------------------------------------------------------------------------------------

TRUSCO CAPITAL MANAGEMENT, INC.

James M. Wells                                                 SunTrust Banks, Inc.                   Vice-Chairman
Director

William H. Rogers                                              SunTrust Banks, Inc.             Executive Vice President
Director

Douglas S. Phillips                                                     --                                 --
President/CEO/Director

Paul L. Robertson, III                                                  --                                 --
Executive Vice President/Secretary/Treasurer

Andrew J. Muldoon, III                                                  --                                 --
Executive Vice President

G. Bradley Ball                                                   SunTrust Bank                 Executive Vice President
Executive Vice President

Robert J. Rhodes                                                        --                                 --
Executive Vice President

Rebekah R. Alley                                                        --                                 --
Vice President

David C. Anderson                                                 SunTrust Bank                      Vice President
Vice President

Charles B. Arrington                                                    --                                 --
Vice President

Frances J. Aylor                                                        --                                 --
Vice President


                                      C-4


                                                                                                  CONNECTION WITH OTHER
NAME                                                          NAME OF OTHER COMPANY                      COMPANY
----------------------------------------------------------------------------------------------------------------------------
Brett L. Barner                                                         --                                 --
Vice President

James N. Behre                                                          --                                 --
Vice President


William Bellamy                                                         --                                 --
Vice President

Richard M. Bemis                                                  SunTrust Bank                      Vice President
Vice President

Theresa N. Benson                                                 SunTrust Bank                      Vice President
Vice President

Edward E. Best                                                          --                                 --
Managing Director

Gordon Boardway                                                   SunTrust Bank                      Vice President
Vice President

Noel Crissman Boggan                                                    --                                 --
Vice President

Jeffrey C. Boucek                                                       --                                 --
Vice President

Robert S. Bowman                                                        --                                 --
Managing Director

Casey C. Brogdon                                                        --                                 --
Managing Director

Daniel Bromstad                                                         --                                 --
Vice President

C. William Buchholtz                                                    --                                 --
Vice President

William B. Buie                                                         --                                 --
Vice President

Carrie Ann Callahan                                               SunTrust Bank                      Vice President
Vice President

George E. Calvert, Jr.                                                  --                                 --
Vice President

Ann Caner                                                         SunTrust Bank                      Vice President
Vice President

Gay B. Cash                                                   SunTrust Bank, Atlanta              First Vice President
Vice President

Denise E. Claridy                                                       --                                 --
Vice President


                                      C-5



                                                                                                  CONNECTION WITH OTHER
NAME                                                          NAME OF OTHER COMPANY                      COMPANY
----------------------------------------------------------------------------------------------------------------------------
Shane Coldren                                                           --                                 --
Vice President


Robert W. Corner                                                        --                                 --
Vice President

J. Chadwick Deakins                                                     --                                 --
Vice President

L. Earl Denney                                                          --                                 --
Managing Director

James R. Dillon, Jr.                                                    --                                 --
Managing Director

Louis Joseph Douglass, IV                                               --                                 --
Vice President

Martin J. Duffy                                                         --                                 --
Vice President

Mary Durkin                                                             --                                 --
Vice President

Bob M. Farmer                                                     SunTrust Bank                      Vice President
Managing Director

Douglas J. Farmer                                                       --                                 --
Vice President

James P. Foster                                                         --                                 --
Vice President

Holly Freeman                                                     SunTrust Bank                      Vice President
Vice President

Mark D. Garfinkel                                                       --                                 --
Vice President

Alan M. Gayle                                                           --                                 --
Managing Director

Eunice Gillespie                                                  SunTrust Bank                      Vice President
Vice President

Frank P. Giove                                                          --                                 --
Vice President

Steven Elliott Gordon                                             SunTrust Bank                      Vice President
Vice President

Brian Gupton                                                      SunTrust Bank                      Vice President
Vice President

Neil L. Halpert                                                         --                                 --
Vice President


                                      C-6



                                                                                                  CONNECTION WITH OTHER
NAME                                                          NAME OF OTHER COMPANY                      COMPANY
----------------------------------------------------------------------------------------------------------------------------
Melvin E. Hamilton                                                SunTrust Bank                      Vice President
Managing Director

John M. Hamlin                                                          --                                 --
Vice President

Peter P. Hardy                                                          --                                 --
Vice President

David Hatter                                                      SunTrust Bank                      Vice President
Vice President

Edward Hugh Head                                                        --                                 --
Vice President

Ken Hessel                                                              --                                 --
Vice President

Kristin R. Hildebrand                                                   --                                 --
Vice President

Michael Todd Hill                                                       --                                 --
Vice President

Michael J. Honsharuk                                                    --                                 --
Vice President

Michael A. Jenacova                                                     --                                 --
Vice President

Christopher A. Jones                                                    --                                 --
Managing Director

Christine Y. Keefe                                                SunTrust Bank                      Vice President
Vice President

Alan S. Kelley                                                          --                                 --
Vice President

Christian G. Koch                                                       --                                 --
Vice President

James E. Kofron                                                         --                                 --
Vice President

Thomas Krahe                                                      SunTrust Bank                   Senior Vice President
Managing Director

Wayne G. Larochelle                                               SunTrust Bank                      Vice President
Managing Director

Charles B. Leonard                                                      --                                 --
Managing Director


                                      C-7



                                                                                                  CONNECTION WITH OTHER
NAME                                                          NAME OF OTHER COMPANY                      COMPANY
----------------------------------------------------------------------------------------------------------------------------
Daniel J. Lewis                                                         --                                 --
Vice President

William Longan                                                          --                                 --
Vice President

Jennifer J. Love                                                  SunTrust Bank                      Vice President
Vice President

Kimberly C. Maichle                                                     --                                 --
Vice President

James B. Mallory                                                  SunTrust Bank                      Vice President
Vice President

Jeffrey E. Markunas                                                     --                                 --
Managing Director

Robert Preston Martin                                             SunTrust Bank                      Vice President
Vice President

James G. McKinley, III                                            SunTrust Bank                      Vice President
Vice President

John N. Michie                                                          --                                 --
Vice President

R. Douglas Mitchell                                                     --                                 --
Vice President

Kurt T. Momand                                                          --                                 --
Managing Director

Peter T. Montgomery                                                     --                                 --
Vice President

Elizabeth T. Morrison                                                   --                                 --
Vice President

Jonathan C. Mote                                                        --                                 --
Vice President

Timothy James Nash                                                SunTrust Bank                      Vice President
Vice President

Robert Neinken                                                    SunTrust Bank                   Senior Vice President
Managing Director

Harold F. Nelson                                                        --                                 --
Managing Director

Steven A. Noone                                                         --                                 --
Managing Director

Stuart L. Oglesby                                                 SunTrust Bank                      Vice President
Vice President


                                      C-8



                                                                                                  CONNECTION WITH OTHER
NAME                                                          NAME OF OTHER COMPANY                      COMPANY
----------------------------------------------------------------------------------------------------------------------------
Agnes G. Pampush                                                        --                                 --
Managing Director

Christopher Paolella                                              SunTrust Bank                   Senior Vice President
Managing Director

Patrick Paparelli                                                       --                                 --
Managing Director

Sheri L. Paquette                                                       --                                 --
Vice President

Ty Parrish                                                        SunTrust Bank                      Vice President
Vice President

Ronnie G. Pennell                                                       --                                 --
Vice President

Elliott A. Perny                                                        --                                 --
Managing Director

James Phebus Jr.                                                        --                                 --
Vice President

Gary Plourde                                                      SunTrust Bank                   Senior Vice President
Managing Director

Elizabeth G. Pola                                                       --                                 --
Managing Director
Neil J. Powers                                                          --                                 --
Managing Director

Joe E. Ransom                                                           --                                 --
Managing Director

Lori A. Ravo                                                            --                                 --
Vice President

Boyce G. Reid                                                           --                                 --
Vice President

Mills A. Riddick                                                        --                                 --
Managing Director

D. Kevin Roddey                                                         --                                 --
Vice President

Josie C. Rosson                                                         --                                 --
Vice President

James L. Savage                                                         --                                 --
Vice President

Marc H. Schneidau                                                       --                                 --
Vice President

                                      C-9


                                                                                                  CONNECTION WITH OTHER
NAME                                                          NAME OF OTHER COMPANY                      COMPANY
----------------------------------------------------------------------------------------------------------------------------
Ronald H. Schwartz                                                      --                                 --
Managing Director

Michael G. Sebesta                                                      --                                 --
Managing Director

Dusty L. Self                                                           --                                 --
Vice President

J. Michael Shamburger                                             SunTrust Bank                      Vice President
Vice President

Garrett P. Smith                                                        --                                 --
Managing Director

George D. Smith, Jr.                                                    --                                 --
Vice President

Stephen Smith                                                           --                                 --
Vice President

E. Dean Speer                                                           --                                 --
Vice President

Ellen Spong                                                       SunTrust Bank                      Vice President
Managing Director

Celia S. Stanley                                                        --                                 --
Vice President

John H. Stebbins                                                        --                                 --
Managing Director

Chad K. Stephens                                                        --                                 --
Vice President

E. Sonny Surkin                                                         --                                 --
Vice President

Hubert Swecker                                                    SunTrust Bank                      Vice President
Vice President

William F. Tarry                                                        --                                 --
Vice President

Howard Udis                                                       SunTrust Bank                      Vice President
Vice President

Mark Valle                                                        SunTrust Bank                      Vice President
Vice President

Stuart F. Van Arsdale                                                   --                                 --
Managing Director

Ary C. Velasco                                                    SunTrust Bank                      Vice President
Vice President

                                      C-10


                                                                                                  CONNECTION WITH OTHER
NAME                                                          NAME OF OTHER COMPANY                      COMPANY
----------------------------------------------------------------------------------------------------------------------------
Jeff Vogelbacker                                                        --                                 --
Managing Director

David M. Walrod                                                         --                                 --
Vice President

Joseph Walsh                                                      SunTrust Bank                      Vice President
Vice President

Darren C. Weems                                                         --                                 --
Vice President

David E. West                                                           --                                 --
Managing Director

Elizabeth Wilson                                                        --                                 --
Managing Director

William L. Wilson, Jr.                                                  --                                 --
Vice President

Donald Wordell                                                          --                                 --
Vice President

Natalie Wright                                                          --                                 --
Vice President

Stephen M. Yarbrough                                                    --                                 --
Managing Director

David S. Yealy                                                          --                                 --
Managing Director


Item 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's   distributor,   SEI  Investments  Distribution  Co.  (the
         "Distributor"), acts as distributor for:

         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982
         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI Institutional International Trust                August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         The Arbor Fund                                       January 28, 1993
         Bishop Street Funds                                  January 27, 1995
         STI Classic Variable Trust                           August 18, 1995
         SEI Asset Allocation Trust                           April 1, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         HighMark Funds                                       February 15, 1997
         Armada Funds                                         March 8, 1997

         Expedition Funds                                     June 9, 1997
         Oak Associates Funds                                 February 27, 1998
         The Nevis Fund, Inc.                                 June 29, 1998
         CNI Charter Funds                                    April 1, 1999
         The Armada Advantage Fund                            May 1, 1999
         Amerindo Funds Inc.                                  July 13, 1999
         iShares Inc.                                         January 28, 2000
         SEI Insurance Products Trust                         March 29, 2000
         iShares Trust                                        April 25, 2000
         Pitcairn Funds                                       August 1, 2000
         First Focus Funds, Inc.                              October 1, 2000
         JohnsonFamily Funds, Inc.                            November 1, 2000
         The MDL Funds                                        January 24, 2001
         Causeway Capital Management Trust                    September 20, 2001

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                           Position and Office                                          Positions and Offices
NAME                       WITH UNDERWRITER                                             WITH REGISTRANT
----                       ----------------                                             ---------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                          --
Richard B. Lieb            Director, Executive Vice President                                    --
Carmen V. Romeo            Director                                                              --
Mark J. Held               President & Chief Operating Officer                                   --
Dennis J. McGonigle        Executive Vice President                                              --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                   --
Todd Cipperman             Senior Vice President & General Counsel                               --
Carl A. Guarino            Senior Vice President                                                 --
Jack May                   Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President                                                 --
Patrick K. Walsh           Senior Vice President                                                 --
Wayne M. Withrow           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
John D. Anderson           Vice President & Managing Director                                    --
Timothy D. Barto           Vice President & Assistant Secretary                                  --
Robert Crudup              Vice President & Managing Director                                    --
Richard A. Deak            Vice President & Assistant Secretary                                  --
Scott W. Dellorfano        Vice President & Managing Director                                    --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
Scott C. Fanatico          Vice President & Managing Director                                    --
Vic Galef                  Vice President & Managing Director                                    --
Steven A. Gardner          Vice President & Managing Director                                    --
Lydia A. Gavalis           Vice President & Assistant Secretary                                  --
Greg Gettinger             Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President                                                        --
Jeff Jacobs                Vice President                                                        --
Bridget Jensen             Vice President                                                        --
Samuel King                Vice President                                                        --
John Kirk                  Vice President & Managing Director                                    --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Karen LaTourette           Secretary                                                             --
Alan H. Lauder             Vice President                                                        --

                                      C-12



Paul Lonergan              Vice President & Managing Director                                    --
Ellen Marquis              Vice President                                                        --
Christine M. McCullough    Vice President & Assistant Secretary                                  --
Carolyn McLaurin           Vice President & Managing Director                                    --
Mark Nagle                 Vice President                                                        --
Joanne Nelson              Vice President                                                        --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President                                                        --
Sherry K. Vetterlein       Vice President & Assistant Secretary                                  --
Lori L. White              Vice President & Assistant Secretary                                  --
William E. Zitelli, Jr.    Vice President & Assistant Secretary                                  --


Item 28.   Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a);  31a-1(b)(1); (2)(a) and (b); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

         Trust Company Bank
         Park Place
         P.O. Box 105504
         Atlanta, Georgia  30348

         Bank of New York
         One Wall Street
         New York, New York
         (International Equity Index Fund, International Equity Fund, Strategic Income Fund)

(b)/(c)  With respect to Rules 31a-1(a);  31a-1(b)(1),(4);  (2)(C) and (D); (4);
         (5); (6); (8); (9); (10);  (11);  and 31a-1(f),  the required books and records are maintained at the offices of Registrant's Administrator:

         SEI Investments Global Funds Services
         One Freedom Valley Road
         Oaks, Pennsylvania  19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisors:

         Trusco Capital Management
         P.O. Box 3808
         Orlando, Florida  32802

         Trusco Capital Management
         50 Hurt Plaza, Suite 1400
         Atlanta, Georgia  30303

         Trusco Capital Management
         25 Park Place
         Atlanta, Georgia  30303

Item 29.   Management Services:  None.

Item 30.   Undertakings:  None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for STI Classic Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 43 to Registration Statement No. 33-45671 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of September, 2002.


                                                   By:           *
                                                   -----------------------------
                                                       James R. Foggo, President


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity on the dates indicated.


                      *                    Trustee            September 30, 2002
--------------------------------------
         F. Wendell Gooch

                      *                    Trustee            September 30, 2002
--------------------------------------
         Jonathan T. Walton

                      *                    Trustee            September 30, 2002
--------------------------------------
         James O. Robbins

                      *                    Trustee            September 30, 2002
--------------------------------------
         Thomas Gallagher

                  *                        Trustee            September 30, 2002
--------------------------------------
         Richard W. Courts, II

                  *                        Trustee            September 30, 2002
--------------------------------------
         Clarence H. Ridley

                      *                    President          September 30, 2002
--------------------------------------
         James R. Foggo

                      *                    Treasurer & Chief  September 30, 2002
--------------------------------------     Financial Officer
         Jennifer Spratley

  * By  /S/ TODD B. CIPPERMAN
-------------------------------------

Todd B. Cipperman, With Power of Attorney

                                  EXHIBIT INDEX


NUMBER        EXHIBIT
------        -------
EX-99.A       Declaration  of  Trust  as  originally  filed  with   Registrant's
              Registration  Statement  on Form N-1A filed  February  12, 1992 is incorporated  herein by reference  to Exhibit 1 of  Post-Effective
              Amendment No. 15 to the Registrant's  Registration Statement filed with the SEC via EDGAR Accession No.  0000912057-96-015938 on July
              31, 1996.
EX-99.B       Amended and Restated By-Laws, as approved by the Board of Trustees on August  15,  2000,  are  incorporated  herein by  reference  to
              Exhibit (b) of Post-Effective Amendment No. 37 to the Registrant's
              Registration  Statement filed with the SEC via EDGAR Accession No.
              0000935069-00-000528 on September 21, 2000.
EX-99.C       Not applicable.
EX-99.D1      Revised   Investment   Advisory   Agreement  with  Trusco  Capital
              Management,   Inc.   as   originally   filed   with   Registrant's
              Post-Effective   Amendment   No.  5  filed   August   2,  1993  is
              incorporated herein by reference to Exhibit 5(c) of Post-Effective
              Amendment No. 15 to the Registrant's  Registration Statement filed with the SEC via EDGAR Accession No.  0000912057-96-015938 on July
              31, 1996.
EX-99.D2      Investment  Advisory  Agreement  with  American  National Bank and
              Trust Company as originally filed with Registrant's Post-Effective
              Amendment No. 6 filed October 22, 1993 is  incorporated  herein by reference to Exhibit 5(d) of  Post-Effective  Amendment  No. 15 to
              the  Registrant's  Registration  Statement  filed with the SEC via
              EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.D3      Investment  Advisory  Agreement with Sun Bank Capital  Management,
              National  Association  (now Trusco  Capital  Management,  Inc.) as
              originally filed with Registrant's  Post-Effective Amendment No. 6 filed  October 22, 1993 is  incorporated  herein by  reference  to
              Exhibit   5(e)  of   Post-Effective   Amendment   No.  15  to  the
              Registrant's  Registration  Statement filed with the SEC via EDGAR
              Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.D4      Investment  Advisory Agreement with Trust Company Bank (now Trusco
              Capital  Management,  Inc.) as originally filed with  Registrant's
              Post-Effective   Amendment   No.  6  filed  October  22,  1993  is
              incorporated herein by reference to Exhibit D(4) of Post-Effective
              Amendment No. 24 to the Registrant's  Registration Statement filed with the SEC via EDGAR Accession No.  0001047469-98-028802 on July
              30, 1998.
EX-99.D5      Revised Schedule A to the Revised  Investment  Advisory  Agreement
              with  Trusco  Capital  Management,  Inc.  dated  May  24,  1999 is
              incorporated    herein   by   reference   to   the    Registrant's
              Post-Effective  Amendment No. 32 to the Registrant's  Registration
              Statement   filed   with   the  SEC  via   EDGAR   Accession   No.
              0001047469-99-037088 on September 28, 1999.
EX-99.D6      Revised Schedule A to the Revised  Investment  Advisory  Agreement
              with Trusco  Capital  Management,  Inc.  dated  October 1, 1999 is
              incorporated    herein   by   reference   to   the    Registrant's
              Post-Effective  Amendment No. 33 to the Registrant's  Registration
              Statement   filed   with   the  SEC  via   EDGAR   Accession   No.
              0000912057-99-007899 on December 1, 1999.
EX-99.D7      Revised Schedule A to the Revised  Investment  Advisory  Agreement
              with  Trusco  Capital  Management,  Inc.  dated  March 27, 2000 is
              incorporated    herein   by   reference   to   the    Registrant's
              Post-Effective  Amendment No. 35 to the Registrant's  Registration
              Statement   filed   with   the  SEC  via   EDGAR   Accession   No.
              0000916641-00-000365 on March 28, 2000.

EX-99.D8 Revised Schedule A dated April 8, 2002 to the Revised Investment Advisory Agreement with Trusco Capital Management dated March 28, 2000 is filed herewith.

EX-99.E Distribution Agreement dated May 26, 1992 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 16 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-021336 on September 27, 1996.
EX-99.F        Not applicable.
EX-99.G1 Custodian Agreement with Trust Company Bank dated February 1, 1994 originally filed with Registrant's Post-Effective Amendment No. 13 filed September 28, 1995 is incorporated herein by reference to
              Exhibit 8(b) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.G2 Custodian Agreement with the Bank of California is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.G3 Fourth Amendment to Custodian Agreement by and between STI Trust & Investment Operations, Inc. and The Bank of New York dated May 6, 1997 is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-97-032207 on September 30, 1997.

EX-99.G4 Amendment dated November 30, 2001 to the Custody Agreement dated May 11, 1999 between the Trust with respect to the International Equity Fund, International Equity Index Fund and the Strategic Income Fund and the Bank of New York is filed herewith.

EX-99.H1 Transfer Agent Agreement with Federated Services Company dated May 14, 1994 originally filed with Post-Effective Amendment No. 9 filed September 22, 1994 is incorporated herein by reference to
              Exhibit 8(c) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.H2 Administration Agreement with SEI Financial Management Corporation dated May 29, 1995 is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-99-037088 on September 28, 1999.
EX-99.H3 Consent to Assignment and Assumption of the Administration Agreement between STI Classic Funds and SEI Financial Management Corporation is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-97-032207 on September 30, 1997.

EX-99.I       Opinion and Consent of Counsel is filed herewith.
EX-99.J       Consent  of   PricewaterhouseCoopers   LLP,   independent   public
              accountants, is filed herewith.

EX-99.K       Not applicable.
EX-99.L       Not applicable.
EX-99.M1      Distribution  Plan -  Investor  Class is  incorporated  herein  by reference to Exhibit 15 of Post-Effective  Amendment No. 16 to the
              Registrant's  Registration  Statement filed with the SEC via EDGAR
              Accession No. 0000912057-96-021336 on September 27, 1996.
EX-99.M2      Distribution and Service  Agreement  relating to Flex Shares dated
              May 29, 1995 as originally filed with Post-Effective Amendment No.
              12 filed  August 17, 1995 is  incorporated  herein by reference to
              Exhibit   15(a)  of   Post-Effective   Amendment  No.  15  to  the
              Registrant's  Registration  Statement filed with the SEC via EDGAR
              Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.N1      Rule 18f-3 Plan is incorporated herein by reference to Exhibit (o)
              of   Post-Effective   Amendment   No.   23  to  the   Registrant's
              Registration  Statement filed with the SEC via EDGAR Accession No.
              0001047469-98-027407 on July 15, 1998.
EX-99.N2      Certificate  of  Class  Designation  is  incorporated   herein  by
              reference to Exhibit (o)(1) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed with the SEC via
              EDGAR Accession No. 0001047469-99-009731 on April 15, 1999.

EX-99.N3 Amended Rule 18f-3 Plan dated May 14, 2000 to the Rule 18f-3 Plan dated May 24, 1995 is filed herewith.

EX-99.O1      Powers of Attorney are incorporated herein by reference to Exhibit
              (o) of Post-Effective Amendment No. 10 to the Registration Statement of STI Classic Variable Trust (SEC No. 033-91476) filed with the SEC via EDGAR Accession No. 0000935069-01-000085 on February 21, 2001.

EX-99.O2      Powers of Attorney are incorporated herein by reference to Exhibit
              (o)(2) of Post Effective Amendment No. 12 to the Registration Statement of STI Classic Variable Trust (SEC No. 033-91476) filed with the SEC via EDGAR Accession No. 0000935069-02-000358 on April 29, 2002.

EX-99.P1 Code of Ethics for STI Classic Funds are incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.
EX-99.P2 Code of SEI Investments Company as of December 2000 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 3 to the Registration Statement of SEI Insurance Products Trust (SEC No. 333-70013) filed with the SEC via EDGAR Accession No. 0000912057-01-511209 on April 27, 2001.
EX-99.P3 Code of Ethics for Trusco Capital Management, Inc. are incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.
EX-99.P4 Code of Ethics for Trusco Capital Management, Inc., as approved by the Board of Trustees on August 15, 2000, are incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-00-000528 on September 21, 2000.